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  TABLE OF CONTENTS
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                                  THE GCG TRUST

                                                                          PAGE
                                                                         ------
Chairman's Letter .....................................................      1
Portfolio Manager Reports .............................................      2
Statements of Assets and Liabilities ..................................     28
Statements of Operations ..............................................     32
Statements of Changes in Net Assets ...................................     36
Financial Highlights ..................................................     44
Portfolios of Investments .............................................     68
Notes to Financial Statements .........................................    115




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The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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ING VARIABLE ANNUITIES
1475 Dunwoody Drive, West Chester, PA 19380

                                                                  August 3, 2000

Dear Shareholder of The GCG Trust:

We at ING VARIABLE ANNUITIES, home of GOLDENSELECT[REGISTRATION MARK], are pleased to present to you the 2000 Semi-Annual Report of The GCG Trust (the "Trust"). The following report provides information about the performance and financial position of the portfolios within the Trust.

In the first six months of the year, the net assets of the Trust increased 21% to end the period at $10.219 billion. This increase can be attributed to new investment by shareholders during a period of mixed investment returns.

Additionally, during 2000, the Trust introduced the following changes:

     [BULLET] Capital Guardian Trust Company was named as the Portfolio Manager for the Managed Global Series and Small Cap Series, effective February 1, 2000. In addition, the Large Cap Value Series was launched on February 1, 2000 with Capital Guardian named as Portfolio Manager.

     [BULLET] Salomon  Brothers  Asset  Management,  Inc. was named as Portfolio
              Manager of the All Cap Series and Investors Series. These new portfolios also commenced operations on February 1, 2000.

     [BULLET] Baring International Investment Limited was named as the Portfolio
              Manager of the Emerging Markets Series, effective March 16, 2000.

     [BULLET] The Prudential  Investment  Corporation was named as the Portfolio
              Manager of the Real Estate Series effective April 28, 2000.

We are confident that these additions will make ING VARIABLE ANNUITIES an even more attractive choice for your investment dollars.

The Report contains comments from the Portfolio Managers of the Trust's Series. The comments of the Portfolio Managers reflect their views as of the date written and are subject to change at any time. For more complete information about these portfolios, the Trust, or any products, including charges and expenses, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing or sending money.

As  always,   thank  you  for   choosing  ING   VARIABLE   ANNUITIES,   home  of
GOLDENSELECT[REGISTRATION MARK].

Sincerely,

/S/ SIGNATURE

Barnett Chernow
President
The GCG Trust

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Liquid Asset Series (the "Series") returned 2.83% year-to-date for the six-month period ended June 30, 2000. The Merrill Lynch 3-Month U.S. Treasury Bill Index had a total return of 2.93% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

We began the year with the Fed Funds rate (the rate banks charge each other for overnight loans) at 5.50% as well as an economy that both showed signs of real strength and few signs of inflation. In an attempt to keep the economy from overheating, the Federal Reserve Board's Federal Open Market Committee (the "Fed") continued to raise the target Fed Funds rate to 6.50% in June, 100 basis points higher than at the beginning of the year. Prior to the first two 25 basis point tightenings in February and March, the Series shortened its average maturity, but then extended it for significant yield pick-up after the rate increases. In May, as the Fed tightened another 50 basis points, money market rates increased further, reflecting market expectations of subsequent Fed tightenings. The Series extended its average maturity beyond that of competitors to take advantage of these attractive rates. In June, the market reversed course and decided the Fed's activity thus far was slowing the economy sufficiently, leading rates to decline. The Series' purchases of higher yielding, long-term securities in May and June contributed positively to its performance.

On June 30, the Series was weighted with 77% of securities maturing within 60 days and 12% maturing in less than 180 days. This weighting is a hedge toward further Fed increases and a way to pick up yield in the long end. Long-term rates since have declined significantly, as demonstrated by the one-year London Interbank Offered Rate ("LIBOR"), which declined from 7.50% at the end of May to 7.04% in early July. The Series' 70-day average maturity at June 30 was significantly longer than the iMoneyNet, Inc. First Tier Retail Index average maturity of 56 days.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?

Going forward, the economy appears to be slowing, and many market participants believe the Fed will be on hold for the remainder of the year. However, the potential remains for additional increases in the Fed Funds rate. The Series plans to maintain its weighting until the direction of the economy and the Fed becomes clearer. Because the Series' average maturity is longer than competitors, long-term securities will only be purchased if sufficiently compensated.

                                                  ING INVESTMENT MANAGEMENT, LLC
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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       5.38%
                                      5 YEAR       5.10%
                                     10 YEAR       4.72%
                 SINCE 1/24/1989 (INCEPTION)       5.14%
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                             AGGREGATE TOTAL RETURN
                                YEAR-TO-DATE       2.83%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)
   1. Nestle Capital Corp., 6.086% due 07/03/00             4.7%
   2. UBS Finance, (DE) LLC., 7.307% due 07/05/00           4.3%
   3. Barclays Bank Plc, 6.620% due 07/31/00                2.8%
   4. Caterpillar Financial Services Corp.,
      6.879% due 05/22/01                                   1.9%
   5. Barclays Bank Plc, 6.580% due 07/03/00                1.9%
TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)
   1. Financial                                            61.4%
   2. Asset Backed Securities                              18.8%
   3. Communications                                        8.4%
   4. Machinery & Equipment                                 3.8%
   5. Food & Beverages                                      1.9%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

WHAT WAS THE SERIES' PERFORMANCE FOR THE SIX MONTHS ENDED JUNE 30, 2000?

The Limited Maturity Bond Series (the "Series") returned 2.59% for the six months ended June 30 compared to 2.98% for the benchmark, the Merrill Lynch 1-5 Year U.S. Corporate/ Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

One of the factors contributing to the underperformance of the Series vs. its benchmark year-to-date is the inversion of the U.S. Treasury yield curve. The inversion started in January when the 30-year Treasury bond's yield went from 6.48% at the beginning of the year to 5.90% in June. Conversely, the two-year note yielded 6.36% in June, up from 6.24% at the beginning of the year. The five-year Treasury note rallied as its yield dropped from 6.34% to 6.18%. The inversion was unexpected and largely the result of technical factors -- particularly the U.S. Government surplus and associated repurchase of long-dated U.S. Treasury securities.

The other factor contributing to the Series' underperformance was the Federal Reserve Board's Federal Open Market Committee (the "Fed") raising its Fed Funds target rate by 100 basis points to 6.50% over the course of the year. The rate hikes were to keep the strong economy (with few signs of inflation) from overheating.

While the Treasury market inverted and the Fed raised rates, all spread sectors underperformed U.S. Treasuries. The overweight of spread product (corporate bonds, mortgaged-backed and asset-backed securities) in the Series caused it to suffer compared to the benchmark, which was more concentrated in U.S. Treasuries. In addition, the Series' duration remained shorter than the benchmark and was barbelled for most of the year's first half. This barbell helped performance as the five-year sector rallied and the short-end sold off.

HOW MIGHT THE U.S. ECONOMY AND THE FED'S STANCE
ON INTEREST RATES AFFECT THE SERIES?

After five months of underperformance versus U.S. Treasuries, corporate securities hit a turning point in June and outperformed U.S. Treasuries. Going forward, the economy appears to be slowing and many market participants believe the Fed is on hold for the remainder of the year. As long as the Fed engineers a soft landing, the corporate market is expected to perform nicely. The Series' duration generally will remain in line with the benchmark and will maintain its allocation to spread product, particularly in more defensive corporate sectors.

                                                  ING INVESTMENT MANAGEMENT, LLC

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       3.75%
                                      5 YEAR       5.11%
                                     10 YEAR       5.85%
                 SINCE 1/24/1989 (INCEPTION)       6.23%
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                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.59%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. U.S. Treasury Notes, due through 2005
      ranging from 4.250% to 6.750%                        27.2%
   2. El Paso Natural Gas Corporation,
      6.750% due 11/15/03                                   1.8%
   3. Phelps Dodge Corporation, 9.875% due 06/13/01         1.8%
   4. Fort James Corporation, 6.700% due 11/15/03           1.6%
   5. Emerson Electric Company, 7.875% due 06/01/05         1.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Federal Agency & Government                          33.7%
   2. Financial                                            17.3%
   3. Asset Backed Securities                               8.5%
   4. Telecommunications                                    7.0%
   5. Energy                                                5.6%

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

HOW DID THE SERIES FARE IN THE FIRST HALF OF 2000?

The Global Fixed Income Series (the "Series") generated a return of (1.69)% for the six months ended June 30, 2000. Its benchmark, the Merrill Lynch Global Government Bond Index II, produced a return of 0.43% for the same period.

WHAT INFLUENCED THE GLOBAL BOND MARKETS
DURING THE PERIOD?

Global bonds recovered in 2000. Widespread Central Bank monetary tightening had the effect of reassuring bond investors of commitment, first in the United Kingdom (where the Central Bank moved early) and later in the United States.

Economies are indicating that they do respond to monetary policy. The consumer is and was key to economic behavior, so the stock market correction exerted a strong influence on behavior. Meanwhile, core inflation levels remain subdued even with strong oil prices.

It looks as though the United States economy is beginning to slow. Europe, on the other hand, is beginning to recover - which has helped support both its bonds and currency. In Japan, the prospect of economic recovery has kept bonds subdued as the market worries (in the face of relentless supply) about an end of the zero interest rate policy. Although the U.S. dollar's strength started to fade towards the end of the period, the currency remains underpinned by capital flows as U.S. asset values remain attractively priced to international investors.

WHAT DO YOU ANTICIPATE HAPPENING IN THE GLOBAL BOND MARKETS FOR THE REST OF THE YEAR?

The outlook for global bond markets appears positive. While Central Banks are likely to tighten their monetary policies further to quell inflation fears; markets are likely to anticipate the peaking of interest rates. Global growth is expected to moderate at around 4%. Supply shortages in several countries are likely to continue to support long bond prices. Extreme currency volatility is not expected. The U.S. economy should slow to a more sustainable pace as the Federal Reserve slows demand through higher interest rates. The weaker equity markets could reduce the 'wealth effect', thereby doing some of the Federal Reserve's restraining work. The large current account deficit is a concern, which could put more downward pressure on the U.S. dollar if capital inflows slow. These in turn are largely dependent on continued high corporate profit growth driven by productivity improvements.

The United Kingdom is expected to continue to slow, driven by the weaker housing market and weaker consumption growth. Short bonds are likely to see less upward pressure on yields, while long bonds are likely to continue to benefit from limited supply (driven by the fiscal surplus) and by the upcoming Minimum
Funding Requirement (MFR) review. Sterling could be under further downward pressure as the interest rate differential with other Organization of Economic Cooperation Development (ECD) countries widens.

The European economies are picking up momentum; however the recent 50 basis point interest rate hike by the European Central Bank is likely to suffice until the end of the year. Europe has spare capacity and no inflation risk. Sentiment towards the Euro has turned and fundamentals for the Euro remain strong.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      (2.19)%
                 SINCE 8/14/1998 (INCEPTION)      (1.60)%
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                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (1.69)%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. U.S. Treasury Obligations, due through 2016          22.6%
      ranging from 4.250% to 7.500%
   2. Bundesrepublik, 6.000% due 01/04/07                   5.3%
   3. Japan Government, 0.500% due 04/22/02                 4.9%
   4. Japan Government, 0.300% due 10/22/01                 4.9%
   5. Bundesrepublik, 5.625% due 01/04/28                   4.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. United States                                        29.6%
   2. Germany                                              20.9%
   3. Japan                                                18.5%
   4. France                                                6.1%
   5. Supranational                                         6.0%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
IN THE FIRST SIX MONTHS OF 2000?

The Fully Managed Series (the "Series") had a return of 4.12% for the six months ended June 30, 2000. During the same period, the Standard & Poor's 500 (the "S&P 500") Index had a return of (0.43)% and the Lehman Brothers Government/Corporate Bond Index had a return of 4.18%. The Lipper Variable Annuity Balanced Funds average return was 1.26% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

U.S. markets surged through mid-March, fueled by investor enthusiasm for technology -- especially Internet stocks. At that point, stocks corrected sharply as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve (the "Fed"). The Fed has raised short-term interest rates three times in 2000 (six times since June 1999) in an effort to lessen inflationary pressures in the economy. Although the tech-heavy NASDAQ Composite posted the largest drop, stocks outside the sector also suffered.

The Series performed well during this volatile period, posting positive returns and outdistancing both the S&P 500 and the average portfolio in our Lipper category. This solid performance was a result both of our risk-averse strategy and individual stock selection. Although large-company stocks as a group lost ground in the downturn, many investors finally began seeking stocks that represented good value. Since this is a hallmark of our stock-picking approach, the fund benefited from this change in investor sentiment.

WHAT WAS THE SERIES' ASSET ALLOCATION DURING
THE FIRST HALF OF 2000?

The Series had an approximate 40% allocation to convertibles, bonds, and cash reserves, which provided protection from the stock market downdraft. Strong returns from some of our largest sectors (particularly energy) and from several top holdings boosted returns.

A number of our best performers were in our sizable utilities and energy sectors. Strong contributors from the utilities area included Unisource Energy Corp. and FirstEnergy Corp. The energy sector was buoyed by high oil prices, and our substantial commitment to these companies paid off with significant gains from such holdings as Mitchell Energy & Development Corp. and Amerada Hess Corp. Holdings in other sectors that did well -- in some cases even when their sector did not -- included White Mountains Insurance Group Inc., Reebok International Ltd., Philip Morris Co., and the convertible preferred stock of the Rouse Co. Disappointing holdings included Washington Post Co. and New York Times Co. in the media area, Newmont Mining Corp. in the generally weak metals sector, and specialty chemicals producers Imperial Chemical Industries Plc , Octel Corp., and Great Lakes Chemical Corp.

Our search for attractive but undervalued securities was aided by the market drop. Significant purchases during the first half of the year included USX-Marathon Group and USX-Capital Trust; Hasbro Inc., a toy company; Ryder System Inc., a transportation services company; in the energy area, Vastar Resources Inc. and convertible securities of Baker Hughes, Inc. We trimmed positions in a number of holdings that had generated nice gains, including Amerada Hess Corp., Smith & Nephew (in hospital services), and Overseas Shipholding Group.

WHAT IS YOUR OUTLOOK FOR THE NEAR FUTURE?

Although the economy showed signs of slowing at the end of June, the Fed may raise rates further in the months to come. As long as the Fed continues to tighten, stocks are unlikely to stage a major advance. But the downturn has eliminated some excesses in the market and refocused attention on fundamentals. A continuation of this trend should be positive for the Series and provide attractive long-term returns for shareholders with reduced risk.

                                                  T. ROWE PRICE ASSOCIATES, INC.

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       2.39%
                                      5 YEAR      11.45%
                                     10 YEAR       9.36%
                 SINCE 1/24/1989 (INCEPTION)       8.81%
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                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       4.12%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Tennessee Valley Authority Power,
      5.880% due 04/01/36                                   5.1%
   2. Amerada Hess Corporation                              4.7%
   3. Niagara Mohawk Holdings, Inc.                         4.3%
   4. Loews Corporation                                     4.2%
   5. Chris-Craft Industries, Inc.                          3.0%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Energy                                               14.6%
   2. Consumer Services                                    11.8%
   3. Utilities                                             8.6%
   4. Basic Materials                                       7.9%
   5. Financial                                             7.4%

                                 THE GCG TRUST
                              TOTAL RETURN SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000, the Total Return Series (the "Series") provided a total return of 2.72%, which compared to a (0.43)% return for the Standard & Poor's 500 Index and a 4.18% return for the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE SERIES' INVESTMENT ALLOCATIONS
DURING THE PERIOD?

What makes the Series different from other balanced portfolios is the fact that we remain committed to our disciplined asset allocation approach. Unlike other portfolios, we chose not to take on additional risks by increasing exposure to aggressive growth stocks. We maintain a roughly 60% equity, 40% fixed-income and cash investment mix because we believe this is what investors expect from a balanced portfolio. In our view this strategy provides the right balance of growth and income potential.

WHAT INDUSTRY SECTORS CONTRIBUTED MOST
TO THE SERIES' PERFORMANCE?

Among energy stocks, oil services as well as exploration and production companies provided an impressive boost to performance. These stocks typically are very sensitive to oil and natural gas price changes and most benefited immensely from rising prices. We've anticipated this favorable business environment for some time, and it has worked well in recent months. In the insurance sector, a few of the Series' holdings produced exceptional performance. Recent merger news sparked a rally in the insurance industry, as investors began to recognize the strong fundamental business outlooks and the potential for further consolidation among insurance companies.

We took advantage of some weakness in pharmaceutical stock prices in the early part of the year to increase our positions in high-quality companies with strong long-term track records. Stocks such as Pharmacia Corp. and Abbott Laboratories came back strong in the second quarter, and we think they still offer attractive growth opportunities at compelling valuations.

As corporate bonds and mortgage-backed securities recovered in the first quarter of 2000, we decided to secure some profits and decrease our positions in these sectors. We shifted some assets into U.S. Treasuries, as the outlook for government securities appeared to brighten. We felt this strategy worked well, especially following the U.S. Government's announced plans to buy back nearly $30 billion of longer-maturity Treasuries during the year. We also found ourselves in the right areas of the corporate bond market. Our positioning in various telecommunications and media issues proved particularly beneficial.

WHAT IS THE OUTLOOK FOR THE PORTFOLIO?

While value stocks have rallied recently, it's difficult to predict whether this trend will continue. Our feeling is that there remains plenty of upside for reasonably priced stocks with good fundamental growth prospects, especially if interest rates and the economic backdrop remain uncertain. We think more defensive stocks in non-cyclical sectors of the economy, such as consumer non-durables and health care, have the potential to outperform aggressive growth stocks in this environment.

While we believe certain pockets of the market remain overvalued, we are finding some quality companies at what we believe to be attractive prices. In addition, we feel there is potential for strong corporate earnings across a wide range of industries. However, we intend to proceed with some caution -- given the Federal Reserve Board's determination to slow the economy. In light of the current economic uncertainty, the market is beginning to behave as we would expect -- defensive, value-oriented stocks have been rebounding, while growth stocks have suffered. Whether this current trend will persist is difficult to determine. As a result, we believe it makes sense for investors to maintain a well-diversified portfolio.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       1.07%
                 SINCE 8/14/1998 (INCEPTION)       6.99%
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                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.72%
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AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. The Coastal Corporation                               1.9%
   2. GTE Corporation                                       1.6%
   3. BP Amoco Plc, ADR                                     1.5%
   4. Exxon Mobil Corporation                               1.4%
   5. The Hartford Financial Services Group, Inc.           1.4%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Financial Services                                   22.3%
   2. Utilities & Communications                           20.4%
   3. Energy                                               16.6%
   4. Health Care                                           7.2%
   5. Industrial Goods & Services                           7.0%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Equity Income Series (the "Series") had a return of (2.76)% for the first half of 2000. This somewhat underperformed compared to the Standard & Poor's 500 Index (the "S&P 500"), which returned (0.43)% for the same period. The Lipper Variable Annuity Equity Income Funds average return was (1.65)% year-to-date as of June 30, 2000.

HOW DID MARKET CONDITIONS IMPACT
THE SERIES' PERFORMANCE?

Following a sharp advance during the first quarter of 2000, domestic stocks stumbled badly in April, then spent the next two months trying to recover. The Federal Reserve (the "Fed") hiked short-term rates three times in the first half of 2000, for a total of six times since June 1999, which eventually took its toll on most sectors of the market. As a result, technology stocks fared worst during the correction, but stocks outside the sector were also damaged. The equity income group rallied somewhat after a long period of stagnation, but still finished in negative territory.

Series performance reflected the overall weakness with a small loss, resulting from a major sell-off in the so-called New Economy sectors. The Series' underweighting in technology spared it from further damage during the challenging first six months of 2000.

WHAT WAS THE SERIES' ASSET ALLOCATION
IN THE FIRST HALF OF THE YEAR?

Major contributors to positive performance were Baker Hughes, Inc., up 53%; American Home Products Corp., up 50%; Pharmacia Corp., up 46%; Starwood Hotels & Resorts Worldwide, up 40%; Reader's Digest, up 36%; and Walt Disney Co., up 33%. There were laggards as well. Among them were Unisys Corp. and BMC Software, Inc., each off 54% for the six-month period; Armstrong Holdings, Inc., down 51%; Hercules Inc., down 48%; Procter & Gamble Co., off 47%; and International Paper Co., down 46%. The portfolio remained well-diversified among industries, with 19% of assets in consumer non-durables, 17% in financial stocks, 14% in energy, 13% in utilities, and the rest scattered across other industrial sectors. We made several purchases in the first half of 2000, as their valuations became more attractive, including Vodafone AirTouch Plc, Rockwell International, Motorola Inc., Unisys Corp., Microsoft Corp., and BMC Software, Inc.

WHAT IS THE OUTLOOK FOR THE REMAINDER OF THE YEAR?

We believe further rate hikes may be possible in coming months. However, there are signs of slowing in economic growth and the Fed could be nearing the end of its tightening cycle. The purpose of the higher rates is to slow the economy from its robust pace of the past few quarters and constrain inflation within acceptable bounds. We think these efforts will succeed without pushing the economy into a recession. As investors anticipate more favorable trends on inflation and interest rates, we expect moderate returns through the rest of the year for domestic stocks, including the equity income sector of the market.

                                                  T. ROWE PRICE ASSOCIATES, INC.

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR     (10.52)%
                                      5 YEAR       7.47%
                                     10 YEAR       8.12%
                 SINCE 1/24/1989 (INCEPTION)       8.09%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (2.76)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. BP Amoco Plc, ADR                                     2.9%
   2. Exxon Mobil Corporation                               2.6%
   3. Mellon Financial Corporation                          2.4%
   4. SBCCommunication Inc.                                 2.1%
   5. American Home Products Corporation                    1.9%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Non-durables                                19.4%
   2. Financial                                            16.8%
   3. Energy                                               13.5%
   4. Utilities                                            13.1%
   5. Process Industries                                    8.6%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM DURING ITS FIRST 5 MONTHS?

Since inception on February 1, 2000, the Investors Series (the "Series") had a total return of 8.70% for the five months ended June 30, 2000. During the same period, the Standard & Poor's 500 (the "S&P 500") Index had a return of 4.84%.

WHAT MAJOR TRENDS ATTRIBUTED TO THE
SERIES' POSITIVE PERFORMANCE?

This outperformance primarily relates to our significant overweight position in consumer staples and our underweight in technology. In the first half of the year, the equity markets experienced increased volatility. Technology stocks continued to drive the markets through early March. The momentum behind technology stocks came at the expense of most other sectors of the market, including consumer staples, financials and pharmaceuticals. During this period, the Series added to these out-of-favor sectors. In mid-March, investors took profits in technology stocks and rotated into undervalued sectors. Specifically, defensive sectors such as consumer staples, healthcare and energy all performed well as investors continued to worry about the Federal Reserve's reaction to inflationary pressures. The Series benefited from the increase in market breadth.

Since the technology correction in mid-March, we have been adding to selected tech stocks on weakness. We plan to continue increasing our weighting in technology as we see opportunities to do so.

Our overweight position in consumer staples contributed to the Series' outperformance during the period. In particular, Nabisco Group Holdings Corp., Pepsi Bottling Group, Inc., Safeway, Inc. and Kimberly-Clark Corp. were strong performers. Nabisco Group Holdings Corp. was the Series' top contributor during the period as a result of the planned sale of the company.

In other sectors, leading contributors included News Corp., Intel Corp., Eli Lily & Co. and Coastal Corp., among others. Laggards included International Paper Co., Compuware, Tyson Foods Inc., Federated Department Stores Inc. and UnumProvident. The Series no longer owns Compuware or UnumProvident.

The Portfolio remains overweight versus the S&P 500 in consumer staples, communications, energy and financials.

WHAT ARE YOUR THOUGHTS ON THE FUTURE ENVIRONMENT
FOR THE SERIES?

Recent economic data suggest that the economy may be slowing, however, inflationary concerns may keep the Federal Reserve on guard. We expect recent stock market volatility to persist. Uncertainty over economic growth and prospective Federal Reserve actions will continue to result in market swings. Fortunately, market breadth remains favorable. We believe the Series continues to be well positioned for this type of market, in which individual stock selection plays a more important role than sector momentum.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)       8.70%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nabisco Group Holdings Corporation                    2.7%
   2. National Semiconductor Corporation                    2.4%
   3. The Pepsi Bottling Group, Inc.                        2.4%
   4. International Business Machines Corporation           2.4%
   5. Safeway, Inc.                                         2.3%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Staples                                     21.0%
   2. Technology                                           19.5%
   3. Financials                                           16.8%
   4. Health Care                                           9.7%
   5. Communication Services                                9.6%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM?

For the first half of 2000, the Value Equity Series (the "Series") produced a total return of (3.35)%. The Standard & Poor's 500 Index produced a return of (0.43)%.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The weakest performing sector of the Series during the first half of the year was basic materials. Our holdings in the paper and chemical industries detracted from performance, as investors began to worry about the sustainability of the global expansion -- in view of the Federal Reserve's apparent determination to slow economic growth in the United States. As visibility of earnings in 2001 becomes clearer, we believe this sector will begin to perform better.

The best performing sectors in the Series during the first half of the year were energy, financial services and health care. Energy stocks benefited from continued strength in pricing for oil and natural gas, healthy refining margins and accelerating spending by producers for drilling and energy services. Our best performing energy stocks were El Paso Energy Corp. and Transocean Sedco Forex, Inc. MetLife, Inc. performed well for us in the financial services sector. In the health care sector, Bausch & Lomb, Inc. was a positive contributor to performance.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' NEGATIVE PERFORMANCE VS. THE BENCHMARK?

Unless you were watching carefully the internal changes occurring in the U.S. equity markets during the first quarter, it may have seemed that not much was happening in the value sector. However, when you look below the surface of the averages, a different picture unfolds. The first two months of the year represented a continuation and intensification of the trends that had been in place since last fall -- a narrow, momentum driven market favoring technology and biotech stocks while the rest of the market languished and declined. Then, in early March, the market shifted suddenly and with dramatic effect. All at once earnings and valuation seemed to matter again. By the end of the first quarter, value stocks had recovered all of their losses from the first two months, while the former leaders swooned.

The stock market was buffeted by many crosscurrents in the second quarter of 2000. During April and early May, fears of an overheated economy with accompanying inflation and interest pressures were widespread. By June, some signs of moderation in economic growth began to appear, reducing inflation concerns but raising questions about the sustainability of earnings growth. In short, the second quarter resulted in lackluster performance for most major U.S. equity indices. Major value indices registered declines of about 4.5% for the three months ended in June.

WHAT IS YOUR OUTLOOK FOR THE MARKETS?

We continue to believe the conditions for value investing are more favorable now than they have been for several years. A key assumption underlying this point of view is that global economic growth appears to be continuing into 2001. If we are correct in this assessment, then the broad-based earnings recovery that began last year should continue. Historically, when earnings growth is abundant, many stocks do well. When earnings growth is based narrowly in only a few sectors, fewer stocks participate. During the mid- to late 1990s with many economic troubles around the world, earnings growth was hard to deliver for many companies and industries. In that environment, it should not have been too surprising that investors flocked to a fairly narrow list of companies where earnings prospects seemed more secure.

This, of course, resulted in the dominance of growth over value investing. It is our view that the combination of broad earnings growth into next year and the recent demise of many of the "story" or "concept" technology stocks will refocus investors' attention on fundamentals and valuation. In such an environment, value investing has usually been rewarding.

                                                    EAGLE ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR     (12.10)%
                                      5 YEAR       9.95%
                  SINCE 1/3/1995 (INCEPTION)      12.17%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (3.35)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Citigroup, Inc.                                       4.0%
   2. International Business Machines Corporation           3.9%
   3. Exxon Mobil Corporation                               3.3%
   4. Capital One Financial Corporation                     3.1%
   5. MetLife, Inc.                                         3.0%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Financials                                           26.3%
   2. Energy                                               12.5%
   3. Capital Goods                                        10.6%
   4. Technology                                            9.9%
   5. Basic Materials                                       9.1%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM DURING THE FIRST HALF OF 2000?

The Rising Dividends Series (the "Series") had a total return of 1.93% versus a return of (0.43)% for the Standard & Poor's 500 Index (the "S&P 500") during the first half of 2000.

WHAT MARKET TRENDS CONTRIBUTED TO THE SERIES' POSITIVE PERFORMANCE?

The second quarter featured a classic split between defensive companies and more economically sensitive companies. The strongest performing sectors in the S&P 500 were health care, consumer staples, utilities and energy -- all areas with fairly recurrent demand for products and services. The weakest performing sectors were basic materials, communication services, consumer cyclicals, technology, and financials. With the exception of communications services, those are businesses that depend generally on a good underlying economy. It should be noted that during the last month of the second quarter of 2000, technology stocks rebounded somewhat from their lows. The Series benefited from strong gains in the food and beverage industries, as well as strong results from all pharmaceutical holdings. The Series was held back by weak results from communications services, certain technology services, software, and basic materials.

WHICH PORTFOLIO HOLDINGS WERE POSITIVE PERFORMERS
FOR THE SERIES?

More specifically, our best performing stocks were Bestfoods (which is being acquired by Unilever), Johnson & Johnson, Pfizer Inc., Merck & Co. and Coca-Cola Company. Our worst performing stocks were AT&T Corp., Electronic Data Systems Corp. ("EDS"), Agilent Technologies, Inc. (a spin-off from Hewlett-Packard that represents a small weighting), Microsoft Corp. and PPG Industries Inc. We believe that AT&T is in the transition phase of its business transformation and are inclined to give the management team led by Michael Armstrong more time to accomplish its goals. Despite its disappointing performance, we are confident about our Microsoft position and think that there are several scenarios that would be positive for shareholders. We are most concerned about EDS, which recently stumbled again despite the presence of new management. We are evaluating our options with regard to EDS, however we do not intend to experience a third stumble.

Our specific purchases during the period were Home Depot Inc., Gap Inc. and Cisco Systems Inc. We are attracted to Home Depot's business model of 23%-to-25% EPS growth, the new EXPO Design Centers, and an S&P relative price to earnings (P/E) ratio of 148% versus a target range of 130% to 210%. We like Gap because similar store sales comparisons are easing, management can get the company back on fashion trend, the online stores can tap the brands global potential, and the stock is cheap. We bought Cisco because the company is the leader in a rapidly-growing, important technology sector and the overall technology sell-off afforded us the opportunity to buy well below the 52-week high of $82.

WHAT DO YOU SEE HAPPENING IN THE MARKETS IN THE FUTURE?

Our view of the next five years is that earnings growth will be the engine that powers stock returns, because we are not counting on P/E expansion from today's levels. Based on this premise, over the last year and a half we have been increasing systematically the expected long-term earnings growth rate of the Series. Today, the anticipated growth rate is 15% to 16%, up from 12% to 13% two years ago. Importantly, this has been accomplished while retaining the consistency of earnings growth that is a key feature of Kayne Anderson portfolios. As we have indicated, a portfolio with underlying profits growing at a rate in the mid-teens provides a strong underpinning for long-term capital appreciation.

                                       KAYNE ANDERSON INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       5.25%
                                      5 YEAR      19.74%
                 SINCE 10/4/1993 (INCEPTION)      16.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       1.93%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Intel Corporation                                     5.9%
   2. Pfizer Inc.                                           5.3%
   3. Johnson & Johnson                                     5.1%
   4. American International Group, Inc.                    4.9%
   5. General Electric Company                              4.7%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           30.7%
   2. Health Care                                          17.2%
   3. Consumer Staples                                     16.0%
   4. Financial                                            14.6%
   5. Capital Goods                                         8.9%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM RELATIVE TO THE BENCHMARK?

For the six months ended June 30, the Managed Global Series (the "Series") returned (0.75)% versus (2.69)% for the Morgan Stanley Capital International
(MSCI) All Country World Free Index.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000. Total returns for the five months ended June 30 were 8.07% for the Series, and 2.86% for the MSCI All Country World Free Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

Equity markets began the second quarter on shaky ground, as the slide that began in mid-March continued through April. Late May marked a turning point as investors began leaving interest-rate-sensitive and old-economy stocks, and selectively returning to high-quality technology names. U.S. and European markets ended the quarter positively, posting strong results for June and paring their losses for the six-month period. However, Japanese stocks did not snap back as convincingly.

In the U.S. and Europe, strong economic news and an uptick in inflation prompted central banks to further tighten monetary policy. In the U.S., the Department of Justice's decision to split Microsoft Corp. and block the WorldCom/Sprint merger contributed to the equity market slump. However, many companies reported strong first-quarter earnings, which helped to stabilize markets. Nevertheless, the market punished companies that missed earnings estimates or gave warnings. Overall, the energy and healthcare sectors provided the best returns, while cyclical stocks crumbled.

WHAT WERE SOME OF THE SECTORS THAT INFLUENCED THE MARKET AND THE SERIES IN THE FIRST HALF OF 2000?

Hit especially hard during the quarter were Internet-related companies, many of which suffered as they were reevaluated for profitability. E-tailers bore the brunt of the Internet sell-off, and some were forced to close their doors as their once endless financing sources began to dry up and investors focused on their cash "burn rate". Elsewhere within the technology-media-telecom (TMT) sector, telecommunications equipment and computer chip manufacturers held up well. Cellular handset makers once again enjoyed volume growth as a result of worldwide demand. Rising handset sales, along with growth in other electronic products, gave support to companies that make chips and chip-making equipment.

Prior to the technology correction in March, we took advantage of the relative value found in consumer, food, and beverage stocks. Additionally, a first-quarter sell-off in U.K. bank stocks also presented a chance to rebalance the Series somewhat. Surprisingly, while we assumed it would take at least several quarters for the markets to realize the value in these companies, many saw good returns in the second quarter. Also beneficial to performance was our emphasis on high-quality TMT-names.

Our exposure to Japanese TMT companies hurt our overall performance. A major rebalancing of the Nikkei in April, which doubled the weighting of the information technology sector, lent some support to Japanese TMT names. However, many of these companies endured a significant correction through the remainder of the quarter.

WHAT IS THE  OUTLOOK FOR THE GLOBAL  EQUITY  MARKETS  AND THE  STRATEGY  FOR THE
SERIES?

With the strong comeback in many of the consumer and financial companies we favored, we are beginning to take profits in these sectors and looking at some more reasonable values in the TMT industries. Many good technology-related companies that were selling at high valuations early in the year became more reasonably priced in the second quarter, and we continue to look for opportunities among them.

We have taken profits in our semiconductor-related holdings, though we remain optimistic, as the industry continues to benefit from strong global demand. Another important theme in the Series is our continued emphasis on content providers. We do not know which of cable, wireless, or the Internet will emerge the winner in the battle to supply information to consumers; however, content will be at the nexus of all of them, and the cable and media stocks we hold all have viable content components.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      51.20%
                                      5 YEAR      23.94%
                SINCE 10/21/1992 (INCEPTION)      13.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.75)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nokia Oyj                                             2.5%
   2. AstraZeneca Group Plc                                 2.3%
   3. Vodafone AirTouch Plc                                 2.3%
   4. NECCorporation                                        1.6%
   5. Tokyo Electron Ltd.                                   1.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. United States                                        40.8%
   2. Japan                                                17.5%
   3. United Kingdom                                        8.4%
   4. France                                                4.0%
   5. Germany                                               4.0%

                                 THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES' PERFORM?

The Large Cap Value Series (the "Series") returned 6.90% from inception February 1, 2000 through June 30, 2000. The Standard & Poor's 500 Index returned 4.84% for the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

The second quarter of 2000 started with the U.S. equity market continuing to slide, as investors increasingly became concerned about high stock valuations. In addition, strong economic news prompted the Federal Reserve to adopt an increasingly hawkish monetary policy. The Department of Justice also did its part to dampen the equity markets, both ruling that Microsoft should be split into two companies and blocking the WorldCom/Sprint merger. Many companies reported strong first-quarter earnings. This news helped stabilize the markets. Energy and healthcare companies fared well and established themselves as market leaders. However, Internet-related companies were hit especially hard during the quarter when investors began to reexamine them for profitability. E-tailers bore the brunt of the Internet sell-off, and some were forced to close their doors.

Late May marked a turning point. While investors continued to leave interest-rate-sensitive stocks in sectors such as materials and retailing, they began to return selectively to high-quality technology names. By June, economic data on employment, consumer spending, purchasing, and consumer price index confirmed some slowing, which gave the markets a lift. June also saw significant outperformance of growth stocks over value-oriented issues.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

Our underweighting in technology issues while emphasizing on high-quality names within the technology sector were helpful to the Series' performance amid the sell-off in the heavily technology-weighted NASDAQ. We have been encouraged that valuations for many technology-related companies have been knocked down to more reasonable levels. This gave us the opportunity to acquire names that we had liked but thought were too expensive. We have also augmented some existing positions on price weakness, and taken profits from others that have held up well, including some of our semiconductor-related stocks. We have continued to add to our holdings in out-of-favor defensive sectors, including beverage and food companies. Our overweighting in cable companies has hurt performance in recent months as technology-media-telecom (TMT) related stocks declined. Nonetheless, we are confident that these companies will do well over the long term.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

Investors will be watching for signs that a slower economy may be having a negative impact on profitability as the third-quarter earnings season gets underway. With companies and sectors not moving in lockstep, research is critical in helping to identify outperformers. Many good technology-related companies that were selling at high valuations early in the year became more reasonably priced in the second quarter, and we continue to look for opportunities among them.

While we trimmed our semiconductor-related holdings, we remain optimistic. The industry is straining at capacity in the face of a surge in global demand, which should prove to be good news for semiconductor capital equipment and chip makers, but bad for handset and other device manufacturers who may face shortages because of their reliance on chip components.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)       6.90%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Pfizer, Inc.                                          2.8%
   2. AstraZeneca Group Plc, ADR                            2.5%
   3. Forest Laboratories, Inc.                             2.2%
   4. Guidant Corporation                                   1.8%
   5. Time Warner Inc.                                      1.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           20.1%
   2. Services                                             16.7%
   3. Health Care                                          11.7%
   4. Financial                                            10.4%
   5. Consumer Non-durables                                 9.9%

                                  THE GCG TRUST
                                 ALL CAP SERIES

HOW HAS THE SERIES PERFORMED SINCE ITS INCEPTION?

Since its inception on February 1, 2000, the All Cap Series (the "Series") had a total return of 15.50% for the five months ended June 30, 2000. This compares to a total return of 5.07% for the Russell 3000 Index.

WHAT MAJOR MARKET TRENDS AFFECTED THE SERIES' POSITIVE PERFORMANCE?

The Series outperformance primarily was due to stock selection, particularly in the "old economy" companies. The Series' flexibility to find the best possible opportunities throughout the market came in handy, as we were able to significantly establish positions in long-term growth sectors like consumer and pharmaceuticals despite technology being the flavor of the day.

The equity markets over the first half of 2000 have incurred increased volatility. The technology-driven market enjoyed considerable momentum until March. This momentum came at the expense of the out-of-favor, old economy sectors including consumer stocks, financials and pharmaceuticals. By the middle of March, the tide had turned and the market rotated out of technology and into broader, undervalued sectors. Specifically, defensive sectors (energy, financials, healthcare and consumer staples) benefited as investors continued to worry about the Federal Reserve's reaction to inflationary pressures.

WHAT MATERIAL ASPECTS AFFECTED THE SERIES
DURING THE PERIOD?

Throughout the period, the Series added to its positions in the consumer staples, consumer cyclical and energy sectors. We remain overweight in old economy companies compared to new economy issuers. Many of our old economy companies, however, are transitioning their businesses by adapting new technologies and ways of doing business.

Our technology weightings still are underweight relative to the market, but we are adding to positions during the recent decline. Our energy holdings also paid off during the period, leading us to trim positions selectively. In healthcare, we added to some large-cap pharmaceutical positions. Lastly, the Series maintains diversified blend of growth and value as well as large and small/mid cap stocks.

WHAT ARE YOUR THOUGHTS ON THE FUTURE ECONOMIC ENVIRONMENT FOR THE SERIES?

The market has started to rotate out of the momentum sectors, including technology, telecommunications and biotechnology, producing significant profits for many of our positions. The market has broadened, as we expected, into a variety of sectors that have lagged. We expect many of these stocks to build on their gains, particularly the high quality companies. In the end, we believe that better quality companies will leverage off of the efficiencies generated by today's massive deployment of technology to gain market share and boost their growth rates. We believe these companies will be the ultimate winners in the New Economy, thereby potentially benefiting the Series.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                  SINCE 2/1/2000 (INCEPTION)      15.50%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Safeway, Inc.                                         4.2%
   2. Nabisco Group Holdings Corporation                    3.3%
   3. Federated Department Stores, Inc.                     3.2%
   4. Costco Wholesale Corporation                          3.1%
   5. Hormel Foods Corporation                              2.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Staples                                     25.4%
   2. Technology                                           13.5%
   3. Consumer Cyclicals                                   11.5%
   4. Communication Services                               11.1%
   5. Energy                                                9.1%

                                  THE GCG TRUST
                                 RESEARCH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000,the Research Series (the "Series") provided a total return of 6.13%. Over the same period, the Standard & Poor's 500 Index returned (0.43)% and the Russell Mid-Cap Index returned 5.12%.

WHAT INDUSTRIES INFLUENCED MOST THE SERIES' PERFORMANCE?

In this volatile environment, we've found opportunities in a wide range of areas, but some industries that recently have performed well for the Series are energy, insurance, and pharmaceuticals. In the energy sector, exploration and production companies such as Global Marine Inc. and Transocean Sedco Forex Inc., have rallied significantly due to the rebound in oil and natural gas prices. Higher prices have spurred demand for drilling services, resulting in strong revenue and earnings growth for many energy services companies. Despite a fairly long stretch of weak performance from insurance stocks such as Hartford Financial Services Group, Inc., we held on to these companies because we believed in their long-term prospects and the possibility of consolidation in the industry. Recently, we've seen an increase in merger and acquisition activity in the insurance group, which has boosted the performance of these holdings. In the first quarter of 2000, we took advantage of weakness in pharmaceutical stocks to increase our holdings in what we believe are top-notch companies with strong track records, such as Pharmacia Corp., American Home Products Corp., and Bristol-Myers Squibb Co. Some of these stocks have come back strong in the second quarter, and we believe they still offer attractive growth prospects.

We also significantly increased the Series' exposure to wireless communications companies recently. A few years ago, we found that roughly 3% of worldwide communications were handled over wireless networks. But our research shows that now the percentage has mushroomed to double-digits, and we believe similar growth lies ahead. We expect revenue growth for many wireless companies to rise 25% to 50% per year, and international revenues could be even higher. Given our outlook for dramatic growth in this industry, we like the risk/reward profile of these stocks.

In other areas, despite what we think may be a somewhat less robust environment for consumer spending, we like companies such as CVS Corp. and Safeway Inc. because they're noncyclical. People always have to buy prescriptions, household products, and groceries, even if the economy slows. We also think these are two of the best-run companies in their respective industries. Additionally, we've increased our positions in Intel Corp. and EMC Corp. because we see demand for their products and services accelerating, we feel their fundamental business prospects have been strong, and ultimately we believe they can maintain their leadership positions in their markets.

WHAT CONDITIONS WILL INFLUENCE THE MARKETS THROUGH 2000?

Looking forward, a key question for investors is whether the Federal Reserve Board will be able to negotiate a so-called soft landing -- increasing interest rates just enough to cool inflation and promote moderate economic growth -- or whether there will be a more destructive outcome, with a recession and bear market. We continue to lean toward the optimistic view for a number of reasons. First, a pickup in productivity typically is what allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      20.62%
                 SINCE 8/14/1998 (INCEPTION)      24.56%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       6.13%
--------------------------------------------------------------------------------

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Intel Corporation                                     4.0%
   2. Cisco Systems, Inc.                                   3.1%
   3. Sun Microsystems, Inc.                                2.6%
   4. General Electric Company                              2.6%
   5. Tyco International Ltd.                               2.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           38.2%
   2. Utilities & Communications                           10.4%
   3. Financial Services                                    9.9%
   4. Energy                                                9.6%
   5. Health Care                                           7.8%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

HOW WAS THE SERIES PERFORMANCE DURING
THE FIRST SIX MONTHS OF THE YEAR?

The Capital Appreciation Series (the "Series") had a total return of (0.70)% for the six months ended June 30, 2000. This compares to a return of (0.43)% for the Standard & Poor's 500 Index for the same time period.

WHAT MARKET CONDITIONS CONTRIBUTED
TO THE SERIES' PERFORMANCE?

The first quarter of 2000 continued many of 1999's trends -- interest rates rose, the market remained narrow and technology stocks retained their dominance. As the U.S. economy reached its longest expansion in history in February, Federal Reserve Board (the "Fed") Chairman Alan Greenspan continued to raise concerns that this boom may lead to inflation. Since then, the Fed increased rates in two quarter-point moves, keeping the markets volatile throughout.

A variety of factors combined during the second quarter to shake investor confidence and contribute to market volatility. Volatility was most pronounced among high-flying technology stocks that saw their values decline sharply in March and April. Many investors traded their high-tech holdings for more traditional, value-oriented stocks that seemed to offer greater safety; other investors simply moved to cash as they waited to see whether or not the Fed would continue its year-long series of interest rate increases. In May, the Fed raised the federal funds rate again to 6.50%, its highest level in nine years. Since June 1999, the Fed has increased interest rates six times for a total of 150 basis points (1.50)% in a pre-emptive effort to keep inflation in check.

WHAT SECTORS WERE A FOCUS OF THE SERIES DURING THE PERIOD?

While market volatility hurt the Series' short-term performance, we maintained our investment strategy, focusing on companies with earnings growth that are selling at reasonable prices. Market dips offered good buying opportunities for the Series. The Series favored technology, media and telecommunications stocks, commonly dubbed TMTs. These included holdings in the broadcasting, communications equipment, computer hardware, semiconductor and cellular phone industries. The Series' other holdings included stocks in the retail, investment banking and manufacturing sectors.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." There are signs that the economy could be slowing. Consequently, the Fed may soon wind down its tightening cycle. At its June meeting, the Fed did not change rates. If the Fed succeeds in slowing economic growth to a more sustainable rate and keeping inflation under control, it could prolong the current record economic expansion. Such an environment could prove favorable for stocks.

                                                  A I M CAPITAL MANAGEMENT, INC.
--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      12.68%
                                      5 YEAR      19.23%
                  SINCE 5/4/1992 (INCEPTION)      15.88%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.70)%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)
   1. Comcast Corporation, Special Class A                  6.1%
   2. Nextel Communications, Inc., Class A                  5.5%
   3. Nokia Oyj, ADR                                        5.4%
   4. Target Corporation                                    4.2%
   5. Cox Communications, Inc., Class A                     4.1%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)
   1. Technology                                           36.9%
   2. Consumer Staples                                     17.7%
   3. Financials                                           13.2%
   4. Consumer Cyclicals                                   11.7%
   5. Health Care                                           6.4%

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK
DURING THE PERIOD?

The Capital Growth Series (the "Series") had a total return of (8.15)% for the six months ended June 30, 2000. During the same time period, the Standard & Poor's Mid-Cap 400 (the "S&P Mid-Cap") Index had a return of 8.97%. The underperformance relative to the S&P Mid-Cap is primarily attributable to our underweighting in small and mid-cap technology names and our overweighting in telecommunications stocks.

WHAT MARKET CONDITIONS ATTRIBUTED
TO THIS UNDERPERFORMANCE?

Equity markets remained volatile in the first half of 2000. The January through early March period featured especially strong performance of extremely expensive technology stocks with companies often being valued at huge multiples of sales. These stocks rose almost like rockets with no attention to valuation or common sense. From early March through May many of these high flyers collapsed with declines in many cases exceeding 50% in this two-month period. The Series had essentially no exposure to the ultra high P/E tech names, but their volatility did affect relative performance.

On a more positive note, it would appear that the Federal Reserve Board (the "Fed") rate increases nearly are finished -- with perhaps one more increase later in the year. With the Fed in a more neutral mode, markets should be stronger and more broad-based, a situation that should help our investment style of using more mid-cap, growth-oriented names. Inflation remains low and interest rates therefore should be flat to down slightly for the rest of the year. Lastly, it may be that the technology mania that propelled a number of mid-cap names to extraordinarily high valuations has slowed. If so, this suggests a broader, more rational market where our approach of aggressive growth at a reasonable price should show substantial success.

WHAT IS THE SERIES' SECTOR FOCUS?

The Series is very heavily weighted in telecommunications and financial services stocks. In Telecom, we have focused on wireless service providers such as Millicom International Cellular S.A., Telephone and Data Systems, Inc., and U.S. Cellular Corp. Private transaction for wireless properties have recently shown large increases in value, and these particular companies are showing rapid rates of subscriber and cash flow growth. Tangentially, cable related holdings such as Scientific Atlanta, UnitedGlobalCom Inc. and NTL Inc. are major portfolio holdings. Cable and telephony are becoming increasingly related and these holdings should benefit from this trend. Financial stocks are the second major area of interest. Demographic trends continue to favor growth in this sector and many rapidly growing companies are available at relatively low P/E ratios. Legg Mason Inc., a rapidly growing regional brokerage and money management firm, and Associates First Capital Corp., a specialty finance company, are large holdings in the portfolio.

A third important area is the Series' large holdings in consumer related stocks, particularly those with a leisure time orientation. Airline stocks such as Continental Airlines Inc. and Northwest Airlines Corp. are experiencing all-time high load factors and improving earnings. Additionally, holdings such as Park Place Entertainment, a Las Vegas-based gaming company, offer strong growth prospects.

During the first half of 2000, our larger purchases included UnitedGlobalCom Inc., a major provider of cable television services; Carnival Corp., a cruise ship company which we believe has excellent growth prospects; and Millicom International Cellular S.A., a wireless service provider with extremely rapid growth combined with low valuation.

On the sell side, we took some profits in Clearnet Communications Inc. and Human
Genome   Sciences  Inc.,   although  we  did  not  eliminate   either   holding.
Additionally, we eliminated Viatel, Voicestream, Ceridian and Radian Group.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY?

We continue to see an economy with low inflation and reasonable profit growth. As mentioned in the market review, the Federal Reserve Board tightening process is nearing its end and this should provide a more benign, perhaps less volatile environment for stocks. We believe the Series is well positioned with holdings in companies with excellent projected growth rates along with reasonable valuations.

                                               ALLIANCE CAPITAL MANAGEMENT, L.P.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       4.48%
                 SINCE 8/14/1998 (INCEPTION)      13.61%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.15)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Continental Airlines Inc., Class B                    5.1%
   2. Scientific-Atlanta, Inc.                              4.7%
   3. NTL, Inc.                                             4.1%
   4. Legg Mason, Inc.                                      3.9%
   5. Millicom International Cellular S.A.                  3.8%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Consumer Services                                    31.0%
   2. Technology                                           17.6%
   3. Utilities                                            17.5%
   4. Financial                                            14.9%
   5. Health Care                                           5.6%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD?

The Strategic Equity Series (the "Series") maintained a steady performance in the second quarter of 2000, and, in spite of market volatility, returned 11.08% year-to-date through June 30, 2000. The Series' benchmark, the Russell Mid-Cap Growth Index, posted a return of 12.15%. The Russell 2000 Index had a return of 3.04% and the Russell Mid-Cap Index had a return of 5.12% during the same period.

WHAT FACTORS ATTRIBUTED TO YOUR POSITIVE PERFORMANCE?

During the first quarter 2000, the Series' strong performance came despite concern over rising interest rates that drove a volatile market throughout the quarter. The Dow Jones Industrial Average dropped below 10,000 for the first time in a year only to rebound to 11,000 a few weeks later, while the equally erratic NASDAQ index roared past 5,000 for the first time in March on the continued strength of technology and Internet-related issues. During this period, two key weightings and dramatic outperformance of the mid-cap universe relative to large-cap stocks positively affected the Series. Technology, media and telecommunication stocks continued to post strong performance, and the Series responded by increasing its exposure to 55% of assets. In response to the recent dramatic increases in world oil and natural gas prices, the Series maintained an overweight position in the revitalized energy sector relative to its index.

Coming off the high run-up in small- and mid-cap growth stocks of the first quarter, the second quarter saw a significant downturn in those two sectors. Investors struggled with higher interest rates and some indications of a slowing economy. By and large, the market's performance year-to-date reflects seasonal patterns of past years, with the second-quarter downturn appearing dramatic mainly in comparison to the first-quarter's outperformance. Two sectors in particular affected the Series performance in the second quarter -- one negatively, one positively. On the down side, technology had the largest effect on the portfolio -- again, due to high market volatility and investor skittishness regarding economic growth and interest rates. On the upside, the Series' overweighting in the energy sector was the biggest contributor to positive performance in the quarter, with that sector being up 10.5%. The Series was weighted roughly 10% more than its index in energy, which helped offset technology's underperformance. The Series reduced energy assets toward the end of the quarter, but continued the overweighted position relative to the index on expectations of continued strength of the sector's fundamentals.

WHAT IS YOUR OUTLOOK FOR THE SHORT-TERM?

The third quarter of 2000 will likely see typical seasonal market patterns -- including the possibility of a moderate trending up in the technology sector. With trading beginning to level off and volatility to wane as the second quarter closed, we will take the opportunity to upgrade the Series by culling stocks whose fundamentals no longer support their presence in the Series. Analysts anticipate lower or at least static interest rates through the rest of the summer, which, added to continued low inflation, could presage a Goldilocks period (i.e., growth that is neither too strong nor too weak). We continue to look for opportunities in the small- and mid-cap sectors that fit the Series' discipline -- including health care stocks and financials, in which the Series may increase its weighting if earnings growth in those sectors remains favorable.

                                                  A I M CAPITAL MANAGEMENT, INC.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      57.57%
                 SINCE 10/2/1995 (INCEPTION)      22.13%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      11.08%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. ADCTelecommunications, Inc.                           1.7%
   2. Newport Corporation                                   1.7%
   3. Coherent, Inc.                                        1.3%
   4. Veeco Instruments, Inc.                               1.2%
   5. Scientific-Atlanta, Inc.                              1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           46.2%
   2. Energy                                               12.9%
   3. Consumer Cyclicals                                    9.2%
   4. Health Care                                           8.2%
   5. Consumer Goods                                        8.1%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK
FOR THE SIX MONTHS ENDED JUNE 30, 2000?

For the six months ended June 30, 2000, the Mid-Cap Growth Series (the "Series") provided a total return of 23.15%. Over the same period, the Russell Mid-Cap Index returned 5.12% and the Russell 2000 Index returned 3.04%.

WHAT STRATEGIES/MARKET SECTORS WERE MOST RESPONSIBLE FOR THE SERIES' STRONG INVESTMENT RESULTS?

In the midst of last year's technology stock rally, we shifted a large part of the Series' assets out of technology and into other areas. We think that decision was a major factor in the Series performance despite recent market volatility. In March and April of 2000, many technology stocks corrected dramatically from their high valuations, but the Series was spared a large part of that sell-off. More recently, we have taken advantage of the market correction to add to positions in companies that our research has determined are more reasonably valued.

We think that one of the keys to making money in stock investing is being early; that is, looking for industries that are changing and trying to identify as early as possible who the winners will be. Our positions in several deep-water oil drilling companies offer an example. Deep-water drilling rigs are floating cities that are oil companies' most cost-effective sources of new energy. A small number of companies control the business worldwide, leasing the rigs to oil companies. We have been following the drilling companies since the plummeting price of oil brought drilling to a screeching halt in late 1998. Our hope was to invest early in those companies we felt were best positioned to capitalize on a cyclical resurgence of the business. We began making significant investments in drilling companies in the fourth quarter of 1999. Our investments in three of the major drilling companies, Transocean Sedco Forex Inc., Diamond Offshore Drilling Inc., and Noble Drilling Corp., have since contributed strongly to Series returns.

Another area we have researched that we find attractive is a group of firms enabling business transactions on the Internet. Companies such as VeriSign Inc., RSA Security Inc., and CheckPoint Systems Inc. are providing services such as security, authentication, and authorization that we believe will be essential to making the Internet a reliable medium for conducting business. We believe their customer bases could eventually number in the tens of millions and that, long term, these firms have the potential to become tremendously profitable.

Natural gas, an area dominated by a supply/demand imbalance, is an energy story related to oil drilling. According to our research, demand for gas has been growing faster than that for any other form of energy, in part because new electric utilities are almost entirely gas fired. Gas-drilling activity, however, declined around 1998 along with oil exploration. Our industry analyst concluded late last year that this would lead to higher prices. In fact, price increases this year have exceeded our expectations, benefiting gas exploration and production companies such as Newfield Exploration Co. and EOG Resources Inc.

WHAT SECTORS LOOK ATTRACTIVE FOR THE REMAINDER OF 2000?

Looking to the period ahead, areas in which we currently see opportunity include technology, business services, and energy. In the technology sector, data storage companies such as Emulex Corp. and Seagate Technology Inc. are examples of companies that we feel remain at reasonable valuations and offer the prospect of strong performance. We will, however, continue to avoid those areas of technology where we feel that high valuations cannot be justified by projected earnings.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      81.83%
                 SINCE 8/14/1998 (INCEPTION)      65.03%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      23.15%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. VeriSign, Inc.                                        5.7%
   2. United Therapeutics Corporation                       4.7%
   3. VISX, Inc.                                            4.1%
   4. The Kroger Company                                    3.6%
   5. Noble Drilling Corporation                            3.5%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           29.7%
   2. Energy                                               22.0%
   3. Health Care                                          15.2%
   4. Business Services                                    10.7%
   5. Retailing                                             5.8%

                                  THE GCG TRUST
                                SMALL CAP SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK?

The Small Cap Series (the "Series") had a total return of 6.87% for the year-to-date ended June 30, 2000. The Russell 2000 Index returned 3.04% for the same period.

Capital Guardian Trust Company became Portfolio Manager on February 1, 2000; total returns for the five months ended June 30 were 5.30%, 4.72% for the Russell 2000 Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING PERFORMANCE?

Small-cap stocks were especially volatile through the first half of the year, with healthcare, biotechnology, and semiconductor sectors experiencing high volatility. From a year-to-date peak on March 9 to its April 14 low, the Russell 2000 Index declined more than 25%. But strong performance in June mitigated April and May's weak returns. Year-to-date, small-cap stocks are still in positive territory compared to large-cap stocks, which are negative for the year. While growth-oriented small-cap stocks were the big winners in 1999, thus far the picture has been more mixed and value stocks have been more resilient.

For the quarter, energy-related stocks were up 12.8% due to extremely high oil prices amid continued good global demand. Healthcare stocks also had a good showing, as an improving regulatory outlook for the hospital industry helped the entire sector to advance. While both financial services and consumer non-cyclical stocks posted modest gains over the second quarter, both groups are still down for the year, continuing a long period of underperformance. TMT (technology-media-telecom) stocks fell about 15% overall while Internet-related stocks in the Russell 2000 Index posted big gains in June but not enough to overcome earlier declines, falling 27.4%.

WHAT WAS THE SERIES' ASSET ALLOCATION IN THE FIRST SIX MONTHS OF THE YEAR?

The Small Cap Series remains somewhat biased toward growth stocks. After trimming positions due to extended valuations in February and March, we were significant buyers of TMT shares during periods of weakness. In particular, we were buyers of high-quality Internet stocks, namely those companies with real franchises, sustainable business models, good balance sheets and compelling valuations. Currently, we have overweight positions in semiconductor capital equipment manufacturers, chip makers, software, telecommunications equipment, and media. Conversely, we continue to be underweight in financials, REITs, and electric utilities, areas in which we see poor-to-eroding fundamentals and deceptively cheap valuations or value traps. Nonetheless, overall good stock selection, even in unattractive sectors, has contributed to better-than-index returns for the Series.

WHAT IS THE OUTLOOK FOR SMALL-CAP STOCKS?

Small-cap stocks as an asset class remain extremely attractive. On average, companies in the Russell 2000 have twice the earnings growth rate and comparatively better earnings quality, yet they sell at a large discount to the Standard & Poor's 500 Index. Perhaps most intriguing, small-cap companies look increasingly attractive on a theoretical leverage buyout (LBO) basis, meaning that strong cash-on-cash business returns are at odds with the large gap between public and private market valuations. These discrepancies are likely to lead to a new era of LBOs and management buyouts to unlock value, and shareowners of small-cap stocks could be major beneficiaries. Additionally, the rebalancing of the Russell 2000 Index on June 30, 2000 has resulted in a higher level of earnings growth rate of the reconstituted index, as several large companies leave the index and smaller, faster-growing companies replace them. This fact is likely to highlight the significant relative undervaluation of the asset class. Moreover, renewed interest in initial public offerings, after many companies had postponed offerings earlier this year, suggests that the market is prepared to be more discriminating, and well-run smaller companies can still access the capital markets to grow and prosper.

                                                  CAPITAL GUARDIAN TRUST COMPANY

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      37.46%
                  SINCE 1/3/1996 (INCEPTION)      23.50%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       6.87%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Power-One, Inc.                                       2.5%
   2. LTXCorporation                                        2.1%
   3. Silicon Valley Bancshares                             1.6%
   4. Atlantic Coast Airline Holdings, Inc.                 1.3%
   5. Aspect Communications Corporation                     1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           28.0%
   2. Services                                             23.6%
   3. Health Care                                          10.9%
   4. Financial                                             6.0%
   5. Consumer Durables                                     4.2%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW WELL DID THE SERIES PERFORM IN THE FIRST HALF OF 2000?

The Growth Series (the "Series") had a total return of (3.27)% for the six months ended June 30, 2000. The Standard & Poor's 500 (the "S&P 500") Index returned (0.43)% during the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The first several months of the year saw a continuation of many of the same trends that made 1999 so successful, allowing fast-growing sectors like semiconductors and electronics to continue their leadership of the market and enabling the tech-heavy NASDAQ Composite Index to trade higher despite periods of substantial volatility. By March, however, the mood had changed. Continued uncertainty about the direction of interest rates and a belief among some investors that valuations in selected segments of the market had been stretched to extremes forced a sharp sell-off that erased virtually all of the technology sector's gains.

The Series followed a similar path, performing well early in the period and then struggling as the market retreated during the spring. We responded to this challenging environment by focusing the Series even more closely on well-managed companies with strong franchises and outstanding fundamentals. Still, a number of our holdings declined with the market during the last half of the period, causing us to underperform modestly the S&P 500 Index.

Notable disappointments included Amazon.com Inc. The company suffered alongside other Internet retailers after several of the industry's most visible players reported slower revenue growth than investors had hoped, adding urgency to a general shift in sentiment that already was pressuring the sector. While we have pared back our exposure somewhat, Amazon's continuing efforts to diversify its product line and expand its global reach encourages us . We believe the company will show a great deal of progress on the earnings front in the coming year and still are enthusiastic about its longer-term prospects.

On the positive side, energy innovator Enron Corp. gained substantially. The company's core wholesale commodities and electricity businesses continued to show robust growth as the rapid expansion and deregulation of energy markets worldwide supported a 36% increase in operating earnings during 1999. Meanwhile, Enron's energy services outsourcing business is poised to become solidly profitable in 2000 after several years of heavy investment by the company. Other strong performers included computer storage leader EMC Corp., which gained substantially despite a difficult environment for technology shares in general. EMC's leadership in virtually all categories of the enterprise storage market has allowed it to participate in the explosive growth of the Internet by providing the systems necessary to meet the massive increase in storage needs implied by the rise of e-commerce and other Web-based business.

Medical device manufacturer Medtronic Inc. rounded out our list of standouts. Sales of the company's cardiac stents and heart rhythm management devices remained brisk, supporting a 25% growth in revenue and a 30% increase in net income during its recently-completed fiscal fourth quarter. Investors responded to the outstanding results by bidding the company's shares higher.

WHAT IS YOUR ECONOMIC OUTLOOK FOR THE REMAINDER OF 2000?

Looking forward, a deceleration of the U.S. economy and a more certain interest rate picture could create a better environment for stocks during the second half of the year. In any case, we will continue to do what we've always done -- looking hard for companies with great fundamentals and outstanding prospects for future growth.

                                                       JANUS CAPITAL CORPORATION

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      41.57%
                 SINCE 8/14/1998 (INCEPTION)      43.69%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (3.27)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Nokia Oyj, ADR                                        9.0%
   2. Enron Corporation                                     4.6%
   3. AT&T Corp.-- Liberty Media Group, Class A             3.9%
   4. Time Warner Inc.                                      3.2%
   5. EMCCorporation                                        2.1%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Technology                                           59.6%
   2. Consumer Cyclicals                                   22.2%
   3. Energy                                                5.7%
   4. Financials                                            4.5%
   5. Consumer Non-Cyclical                                 3.2%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?

The Real Estate Series (the "Series") has a total return of 15.84% for the six months ended June 30, 2000. The Wilshire Real Estate Securities Index had a total return of 15.21% for the same period.

The Prudential Investment Corp. became Portfolio Manager on May 1, 2000; total returns for the two month period ended June 30 were 5.33% for the Series and 4.61% for the Wilshire Real Estate Securities Index.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

Several factors contributed to the Series outperformance verses its benchmark in the first half of 2000. First, as with many sectors over the past two years, real estate securities simply were oversold in the investor rush to technology stocks -- in particular Internet stocks -- during the second half of 1999. It was time for a rebound in the share prices, which were selling at an average discount to net asset value (NAV) of 20% at year-end 1999. Secondly, with the pullback and volatility of the stock market, the stability and dividend income from real estate securities have been attractive to investors. Thirdly, real estate fundamentals continue to be sound with supply and demand in equilibrium nationwide. Without non-economic incentives or lax financing standards, new construction has been undertaken with little speculative space. National vacancy rates remain low and rental growth has been at or above inflation.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

The positive results were primarily the result of overweighting the Series with office real estate securities, especially companies that had a larger exposure to the high barrier to entry markets such as Boston Properties, Inc., Spieker Properties, Inc., and CarrAmerica Realty Corp. The Series also had a strong contribution from its investment in hotel owner/operator Starwood Hotels & Resorts. Lodging stocks in general had been oversold by investors concerned about potential overbuilding in the hotel industry and the negative effects of a slowing economy. Through the first half of the year, lodging statistics have been extremely strong and the stocks have rebounded nicely. On the negative side, the two areas that underperformed for the Series were manufactured home REITs and specialty finance REITs. The manufactured home REITs are experiencing steady internal growth of approximately 5%, however there is little opportunity for external growth.

WHAT IS THE OUTLOOK FOR THE SERIES AND HOW IS IT POSITIONED FOR THE SECOND HALF OF 2000?

We expect real estate fundamentals to remain positive through 2001, especially for the office/industrial and multifamily real estate securities. In the office/industrial sector, the explosive rental growth in markets such as San Francisco, Boston and New York promise good imbedded growth over the next 18-24 months. In addition, the tight labor market has made real estate pricing much more elastic. To retain employees, companies must locate in employer-friendly locations and provide a high level of amenities. These underlying dynamics should continue to push earnings higher.

In the multifamily sector, there is two trends pushing positive results. One is higher interest rates which typically slow down home buying activity. The second trend is the aging of baby boomers and more individuals entering the 21-35 year old cohort. This age group is the most likely to rent. We also anticipate that many companies will continue to grow revenue through providing more tenant services.

We will continue to underweight the retail real estate sector. While e-commerce is proving that it will not make traditional brick-and-mortar retail obsolete, we are seeing a slowdown in consumer spending, a modest uptick in retail bankruptcies, and store closings by several major retailers. Within the retail sector, we continue to emphasize the mall owners over the shopping center owners. We see better long-term earnings growth at this time from the malls than the traditional shopping centers.
                                           THE PRUDENTIAL INVESTMENT CORPORATION

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                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR       6.34%
                                      5 YEAR      12.35%
                                     10 YEAR      11.71%
                 SINCE 1/24/1989 (INCEPTION)       9.37%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      15.84%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Equity Office Properties Trust                        6.6%
   2. Vornado Realty Trust                                  4.6%
   3. Equity Residential Properties Trust                   4.5%
   4. Apartment Investment & Management Company             4.5%
   5. Spieker Properties, Inc.                              4.3%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Diversified                                          22.3%
   2. Apartments                                           22.2%
   3. Office                                               18.0%
   4. Retail                                               12.9%
   5. Industrial                                            8.8%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW WELL DID THE SERIES PERFORM AGAINST
THE BENCHMARKS DURING THE PERIOD?

The Hard Assets Series (the "Series") generated a return of (6.29)% for the six months ended June 30, 2000. For the same period, the Standard & Poor's 500 Index returned (0.43)% and the Russell 2000 Index returned 3.04%.

WHAT SECTORS HAD THE GREATEST INFLUENCE
ON THE PERFORMANCE OF THE SERIES?

At the beginning of the period, the base and precious metals sectors rallied due to improved sentiment and rising prices. Within the base metals sector, aluminum and nickel prices peaked in January which was reflected positively in the Series' base metal companies. Examples included Alcoa Inc., Rio Tinto Ltd., and Acerinox S.A. Following the increase in interest rates internationally and a consensus concern of a hard landing, the metal stocks retraced their gains during the latter half of the first quarter.

However, the platinum group metals (PGM) prices have maintained an upward trend from January due to strong demand from automobile manufacturers in Europe and the United States, and a report that Russian supply was delayed by bureaucratic hold-ups. This had a positive impact on stock prices. The Series was well positioned in these stocks.

The softs commodity sector experienced its height in commodity price appreciation at the beginning of January. However, like the base metals sector, pulp & paper share prices have fallen, despite the fact that pulp and newsprint prices have continued to trend upward.

The energy sector, where the Series held its largest exposure, experienced a sell-off in early January and February when the sector fell around 13 percent as investors around the world sold resources stocks. However a squeeze in global petroleum inventories and oil prices at $30 per barrel resulted in the energy sector rising 9.6% during March, while companies reported and are forecast to report record earnings. While OPEC announced it would increase production by 1.5m barrels per day during March, the West Texas Intermediate crude oil price remained solidly above US$25 a barrel.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

During the last 6 months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. However the surge in oil prices during March and into the second quarter has resulted in increasingly attractive valuations in the energy sector as consensus upgrades forecast oil and gas prices. This saw strong buying in the exploration, production, and oil service sectors.

During the second quarter, the investment strategy shifted emphasis to overweight the energy sector focusing on growth stocks that also had strong exposure to gas production in North America. The Series increased the weighting of the Platinum Group Metals on the back of continued strength in demand and a consensus view that the U.S. economy would have a soft landing.

WHAT IS YOUR OUTLOOK FOR THE COMMODITIES MARKETS?

With 4.4 percent global GDP growth forecasted for this year, the economic outlook for commodities remain favorable. Within base-metals LME inventories continue to fall, global oil inventories remain tight, and the price of oil is still trading at around $30 per barrel. However, OPEC will probably try to increase production to achieve a lower oil price of around $25 per barrel. But the U.S. is threatened by a potential energy problem. Demand for gas has risen strongly, prices are well above US$4 Mcf and are expected to remain at these levels due to low inventories that must be built for the winter. It is expected the Series will continue to increase its exposure to energy, especially towards North American companies that are biased toward gas production. Furthermore, the Series has increased the weighting toward oil servicing companies. With oil companies having strong cash flows, we expect that there will be a significant increase in the level of exploration activity. Also, enormous cash flows will allow companies to buy back stock and cancel debt. The macro environment has not looked so attractive for over a decade.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      (4.66)%
                                      5 YEAR       4.41%
                                     10 YEAR       5.60%
                 SINCE 1/24/1989 (INCEPTION)       5.76%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (6.29)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Exxon Mobil Corporation                               9.3%
   2. Shell Transport & Trading Company Plc                 6.6%
   3. Suncor Energy, Inc.                                   5.7%
   4. BPAmoco Plc, ADR                                      5.7%
   5. Imperial Oil, Ltd.                                    4.9%

TOP FIVE SECTORS AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Integrated Oil                                       37.3%
   2. Exploration/Production Oil                           33.0%
   3. Ferrous/Non-ferrous Metals                           12.3%
   4. Precious Metals                                       7.3%
   5. Other Basic Materials                                 5.2%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
FOR THE PERIOD?

The Developing World Series (the "Series") returned (8.22)% for the six months ended June 30, 2000. The Morgan Stanley Capital International Emerging Markets Free (the "MSCI EMF") Index returned (7.99)% the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The positive performance has come from asset allocation. The major positive contributor to performance has been the continued focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region. We have been most positive about Taiwan and China. In Taiwan, the economic background remains favorable. This was helped by the strong growth in exports continuing with the May data showing year-on-year growth of 20%. Elsewhere, we have added value by maintaining our negative view on Greece. At the stock level, the strategy to be overweight the telecom and technology sectors hurt performance during the March-to-May period, but some recovery took place in June. We remain confident that we have identified companies in these sectors with solid fundamentals and cash flow that had been overbought during the first quarter euphoria, but will attract investors because of the sustainability of their business models in contrast to other companies in these sectors.

During the last four months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. Emerging markets have suffered due to their higher risk profile and the larger presence of technology, media and telecom (TMT) stocks in the index (approximately 38%). However, the correction during April and May has resulted in very attractive valuations and has led to the return of selective buying in June across a number of sectors.

During the second quarter, the investment strategy has continued to focus on the secular growth stories (Taiwan, Korea, India and Mexico). Given the recent period of uncertainty, we have reduced the overweight exposure to the more cyclical markets (Brazil and Russia).

A number of changes to the MSCI EMF benchmark at the end of May have driven some of the policy moves during the quarter. For example, we have added to Taiwan to maintain the overweight position as the index weight increased.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

Aside from the performance-related comments mentioned above, stock selection has been very strong in the North Asian markets of Korea and Taiwan. This is primarily because of the Series' holdings in a number of the electronics companies, most notable semiconductor manufacturers. There is a strong and ongoing secular trend in favor of outsourcing, and we are seeing Japanese companies looking to outsource to Korea and Taiwan to capitalize on the lower cost structure. This has unfortunately been offset by some poor performance among the Indian, South African and Turkish holdings of the Series.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

We maintain the view that the main risk to our asset class is external -- the outlook for global growth and liquidity. Further interest rate increases leading to slower global growth would be negative for the short-term performance of our more cyclical markets.

Over the medium term we still remain positive on the relative performance of emerging markets as the current valuation discount to developed markets of more than 40% is very attractive in a firmer commodity pricing environment with global growth.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      14.62%
                 SINCE 2/18/1998 (INCEPTION)       3.88%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.22)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Samsung Electronics, GDR                              5.0%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd., ADR                                    4.8%
   3. Telefonos de Mexico S.A., Class L, ADR                4.6%
   4. China Mobile (Hong Kong), Ltd.                        4.1%
   5. Embratel Paticipacoes S.A., ADR                       2.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Korea                                                15.1%
   2. Taiwan                                               13.2%
   3. Brazil                                               12.5%
   4. Mexico                                               11.9%
   5. India                                                 6.5%

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK
FOR THE PERIOD?

The Emerging Markets Series (the "Series") returned (8.49)% for the six months ended June 30, 2000. The Morgan Stanley Capital International Emerging Markets Free (the "MSCI EMF") Index returned (7.99)% the same period.

WHAT WERE THE MAJOR MARKET TRENDS AFFECTING THE SERIES' PERFORMANCE?

The positive performance has come from asset allocation. The major positive contributor to performance has been the continued focus of the portfolio in North Asia rather than the Asian markets in the Asia Pacific region. We have been most positive about Taiwan and China. In Taiwan, the economic background remains favorable. This was helped by the strong growth in exports continuing with the May data showing year-on-year growth of 20%. Elsewhere, we have added value by maintaining our negative view on Greece. At the stock level, the strategy to be overweight the telecom and technology sectors hurt performance during the March-to-May period, but some recovery took place in June. We remain confident that we have identified companies in these sectors with solid fundamentals and cash flow that had been overbought during the first quarter euphoria, but will attract investors because of the sustainability of their business models in contrast to other companies in these sectors.

During the last four months, investors' appetite for risk has declined amid uncertainty about U.S. growth rates and interest rates. Emerging markets have suffered due to their higher risk profile and the larger presence of technology, media and telecom (TMT) stocks in the index (approximately 38%). However, the correction during April and May has resulted in very attractive valuations and has led to the return of selective buying in June across a number of sectors.

During the second quarter, the investment strategy has continued to focus on the secular growth stories (Taiwan, Korea, India and Mexico). Given the recent period of uncertainty, we have reduced the overweight exposure to the more cyclical markets (Brazil and Russia).

A number of changes to the MSCI EMF benchmark at the end of May have driven some of the policy moves during the quarter. For example, we have added to Taiwan to maintain the overweight position as the index weight increased.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

Aside from the performance-related comments mentioned above, stock selection has been very strong in the North Asian markets of Korea and Taiwan. This is primarily because of the Series' holdings in a number of the electronics companies, most notable semiconductor manufacturers. There is a strong and ongoing secular trend in favor of outsourcing, and we are seeing Japanese companies looking to outsource to Korea and Taiwan to capitalize on the lower cost structure. This has unfortunately been offset by some poor performance among the Indian, South African and Turkish holdings of the Series.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

We maintain the view that the main risk to our asset class is external -- the outlook for global growth and liquidity. Further interest rate increases leading to slower global growth would be negative for the short-term performance of our more cyclical markets.

Over the medium term we still remain positive on the relative performance of emerging markets as the current valuation discount to developed markets of more than 40% is very attractive in a firmer commodity pricing environment with global growth.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      20.50%
                                      5 YEAR       3.89%
                 SINCE 10/4/1993 (INCEPTION)       2.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (8.49)%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. Samsung Electronics Company Ltd.                      6.1%
   2. Taiwan Semiconductor Manufacturing
      Company, Ltd. ADR                                     4.5%
   3. Telefonos de Mexico S.A., Class L, ADR                4.4%
   4. China Mobile (Hong Kong), Ltd.                        4.2%
   5. Embratel Participacoes S.A., ADR                      2.7%

TOP FIVE COUNTRIES AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Korea                                                14.2%
   2. Brazil                                               13.0%
   3. Taiwan                                               12.9%
   4. Mexico                                               12.5%
   5. Hong Kong                                             5.9%

                                  THE GCG TRUST
                             MARKET MANAGER SERIES

HOW DID THE SERIES PERFORM?

The Market Manager Series (the "Series") had a total return of 2.94% for the six months ended June 30, 2000. This compares to (0.43)% for the Standard & Poor's 500 Index and 8.97% for the Standard & Poor's Mid-Cap 400 Index.

WHAT IS THE SERIES' STRATEGY?

The Series began operations on November 14, 1994. At the same time, all funds were invested in short-term money market securities. On March 6, 1995, the Series was closed to further investment, and the Manager began investing in accordance with the long-term objectives of the Series.

The Series seeks favorable equity market performance and preservation of capital.

The Series contains a blend of debt securities and over-the-counter equity options. The equity options allow the Series to track the performance of the equity markets. The debt securities provide some degree of capital protection.

                                                  ING INVESTMENT MANAGEMENT, LLC

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2000

                                      1 YEAR      10.14%
                                      5 YEAR      21.91%
                SINCE 11/14/1994 (INCEPTION)      21.39%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.94%
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2000
(percentage of total net assets)

   1. S&P 500 European Call Options                        36.0%
   2. S&P Midcap Companies Index 400
      European Call Options                                31.0%
   3. U.S. Treasury Strip, 3.032% due 02/15/01             28.5%
   4. Cabco (Texaco Capital),
      7.102% due 10/01/01                                   2.6%
   5. Philip Morris Companies, Inc.,
      6.000% due 07/15/01                                   1.6%

ASSET ALLOCATION AS OF JUNE 30, 2000
(percentage of total portfolio holdings)

   1. Call Options Purchased                               67.2%
   2. U.S. Treasury Strips                                 28.6%
   3. Financial Services                                    2.6%
   4. Industrial                                            1.6%

--------------------------------------------------------------------------------
  DESCRIPTION OF COMPARATIVE INDICES
--------------------------------------------------------------------------------

    LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

    MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

    MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- is an index that is comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index comprised of companies in the Russell Mid-Cap Index with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (REOCs).

                      [This page left Intentionally Blank]

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                  THE GCG TRUST
                            JUNE 30, 2000 (UNAUDITED)

                                                                                          LIMITED        GLOBAL
                                                                          LIQUID         MATURITY        FIXED          FULLY
                                                                          ASSET            BOND          INCOME         MANAGED
                                                                          SERIES          SERIES         SERIES         SERIES
                                                                       ------------    ------------    -----------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................    $532,042,100    $205,130,709    $33,893,632    $246,076,067
                                                                       ------------    ------------    -----------    ------------
   At value (a) ...................................................    $532,042,100    $202,389,082    $31,940,351    $251,418,591
Cash, net of foreign currency, at value ...........................             971             722      1,053,046      28,084,381
Receivables:
   Investment securities sold .....................................              --              --             --       3,261,119
   Receivable for forward foreign currency contracts (Note 1) .....              --              --         77,879              --
   Dividends and/or interest ......................................       2,187,114       2,333,980        592,732       1,729,095
                                                                       ------------    ------------    -----------    ------------
     Total Assets .................................................     534,230,185     204,723,784     33,664,008     284,493,186
                                                                       ------------    ------------    -----------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................              --              --             --              --
Payables:
   Investment securities purchased ................................              --       2,994,780             --         598,074
   Accrued expenses and other payables ............................       2,614,242             263             37             327
                                                                       ------------    ------------    -----------    ------------
     Total Liabilities ............................................       2,614,242       2,995,043             37         598,401
                                                                       ------------    ------------    -----------    ------------
NET ASSETS ........................................................    $531,615,943    $201,728,741    $33,663,971    $283,894,785
                                                                       ============    ============    ===========    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................    $531,634,261    $199,049,785    $35,889,364    $258,127,804
Undistributed net investment income ...............................              --       9,543,835        768,848       8,023,471
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........         (18,318)     (4,123,252)    (1,088,944)     12,388,331
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................              --      (2,741,627)    (1,905,297)      5,355,179
                                                                       ------------    ------------    -----------    ------------
     Total Net Assets .............................................    $531,615,943    $201,728,741    $33,663,971    $283,894,785
                                                                       ============    ============    ===========    ============
Shares of beneficial interest outstanding .........................     531,640,142      18,877,619      3,404,057      18,115,204
                                                                       ============    ============    ===========    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............    $       1.00    $      10.69    $      9.89    $      15.67
                                                                       ============    ============    ===========    ============

                                                                         TOTAL           EQUITY                         VALUE
                                                                         RETURN          INCOME        INVESTORS        EQUITY
                                                                         SERIES          SERIES         SERIES          SERIES
                                                                      ------------    ------------    -----------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................   $658,079,951    $273,808,469    $10,169,807    $154,440,837
                                                                      ------------    ------------    -----------    ------------
   At value (a) ...................................................   $669,154,608    $245,348,862    $10,134,887    $159,039,536
Cash, net of foreign currency, at value ...........................             --      11,055,878             --           4,616
Receivables:
   Investment securities sold .....................................     10,218,501         575,120        983,058       4,350,425
   Receivable for forward foreign currency contracts (Note 1) .....             --              --             --              --
   Dividends and/or interest ......................................      4,440,895         574,007         18,921         104,647
                                                                      ------------    ------------    -----------    ------------
     Total Assets .................................................    683,814,004     257,553,867     11,136,866     163,499,224
                                                                      ------------    ------------    -----------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................        283,753              --        730,675              --
Payables:
   Investment securities purchased ................................     11,363,708         172,276        179,847       4,069,092
   Accrued expenses and other payables ............................            800             285             32             115
                                                                      ------------    ------------    -----------    ------------
     Total Liabilities ............................................     11,648,261         172,561        910,554       4,069,207
                                                                      ------------    ------------    -----------    ------------
NET ASSETS ........................................................   $672,165,743    $257,381,306    $10,226,312    $159,430,017
                                                                      ============    ============    ===========    ============
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................   $634,965,130    $268,305,359    $10,116,077    $162,717,324
Undistributed net investment income ...............................     17,446,274       4,806,535         31,764       1,328,878
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........      8,679,090      12,733,562        113,391      (9,214,884)
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................     11,075,249     (28,464,150)       (34,920)      4,598,699
                                                                      ------------    ------------    -----------    ------------
     Total Net Assets .............................................   $672,165,743    $257,381,306    $10,226,312    $159,430,017
                                                                      ============    ============    ===========    ============
Shares of beneficial interest outstanding .........................     41,418,853      23,546,221        941,210      10,631,552
                                                                      ============    ============    ===========    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............   $      16.23    $      10.93    $     10.87    $      15.00
                                                                      ============    ============    ===========    ============

                                                                         RISING           MANAGED       LARGE CAP        ALL
                                                                        DIVIDENDS         GLOBAL          VALUE          CAP
                                                                         SERIES           SERIES         SERIES         SERIES
                                                                       ------------    ------------    -----------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .............................................    $832,694,659    $196,095,518    $40,876,197    $20,446,742
                                                                       ------------    ------------    -----------    -----------
   At value (a) ...................................................    $974,917,378    $208,971,037    $41,457,702    $20,783,507
Cash, net of foreign currency, at value ...........................           3,848       8,267,608      2,891,971            964
Receivables:
   Investment securities sold .....................................              --       1,403,121          7,791         34,185
   Receivable for forward foreign currency contracts (Note 1) .....              --          20,257             --             --
   Dividends and/or interest ......................................         723,216         331,483         18,574         14,646
                                                                       ------------    ------------    -----------    -----------
     Total Assets .................................................     975,644,442     218,993,506     44,376,038     20,833,302
                                                                       ------------    ------------    -----------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value .................              --              --             --             --
Payables:
   Investment securities purchased ................................              --       3,618,437         34,407      1,108,307
   Accrued expenses and other payables ............................           1,042             219             25             40
                                                                       ------------    ------------    -----------    -----------
     Total Liabilities ............................................           1,042       3,618,656         34,432      1,108,347
                                                                       ------------    ------------    -----------    -----------
NET ASSETS ........................................................    $975,643,400    $215,374,850    $44,341,606    $19,724,955
                                                                       ============    ============    ===========    ===========
NET ASSETS CONSIST OF:
Paid-in Capital ...................................................    $776,027,543    $133,436,276    $43,570,814    $18,934,262
Undistributed net investment income ...............................       2,754,223          55,656         49,382         37,712
Accumulated net realized gain/(loss) on securities,
   written options, long options, forward foreign currency
   exchange contracts and foreign currency transactions ...........      54,638,915      69,084,656        139,905        416,216
Net unrealized appreciation/(depreciation) on securities,
   written options, long options, forward foreign currency
   exchange contracts and other assets and liabilities
   denominated in foreign currencies ..............................     142,222,719      12,798,262        581,505        336,765
                                                                       ------------    ------------    -----------    -----------
     Total Net Assets .............................................    $975,643,400    $215,374,850    $44,341,606    $19,724,955
                                                                       ============    ============    ===========    ===========
Shares of beneficial interest outstanding .........................      38,528,711      10,873,897      4,148,310      1,708,271
                                                                       ============    ============    ===========    ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding .............    $      25.32    $      19.81    $     10.69    $     11.55
                                                                       ============    ============    ===========    ===========

------------------
(a) The All Cap Series includes a repurchase agreement amounting to $2,003,000.

                       See Notes to Financial Statements.

                                      28-29

--------------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                 THE GCG TRUST
                            JUNE 30, 2000 (UNAUDITED)

                                                                                          CAPITAL         CAPITAL        STRATEGIC
                                                                        RESEARCH       APPRECIATION       GROWTH          EQUITY
                                                                         SERIES           SERIES          SERIES          SERIES
                                                                     --------------    ------------    ------------    ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................     $  986,052,460    $448,438,531    $549,375,155    $322,185,031
                                                                     ==============    ============    ============    ============
   At value ....................................................     $1,165,976,283    $511,996,734    $584,888,215    $379,723,084
Cash, net of foreign currency, at value ........................                 --          37,978       6,911,118          28,235
Receivables:
   Investment securities sold ..................................          9,706,699       4,004,585       5,226,379       5,195,964
   Receivable for forward foreign currency contracts (Note 1) ..                 --              --              --              --
   Dividends and/or interest ...................................            427,026          57,588         455,242         111,568
                                                                     --------------    ------------    ------------    ------------
     Total Assets ..............................................      1,176,110,008     516,096,885     597,480,954     385,058,851
                                                                     --------------    ------------    ------------    ------------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............            363,387              --              --              --
Payables:
   Investment securities purchased .............................          5,919,509       6,727,031       5,842,804       1,093,933
   Accrued expenses and other payables .........................              1,292             557             781             273
                                                                     --------------    ------------    ------------    ------------
     Total Liabilities .........................................          6,284,188       6,727,588       5,843,585       1,094,206
                                                                     --------------    ------------    ------------    ------------
NET ASSETS .....................................................     $1,169,825,820    $509,369,297    $591,637,369    $383,964,645
                                                                     ==============    ============    ============    ============
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................     $  857,659,799    $424,848,971    $539,000,152    $301,351,852
   Undistributed net investment income/(loss) ..................           (347,125)       (233,804)     (1,434,482)       (422,060)
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......        132,591,451      21,195,927      18,558,638      25,496,800
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................        179,921,695      63,558,203      35,513,061      57,538,053
                                                                     --------------    ------------    ------------    ------------
     Total Net Assets ..........................................     $1,169,825,820    $509,369,297    $591,637,369    $383,964,645
                                                                     ==============    ============    ============    ============
Shares of beneficial interest outstanding. .....................         44,421,699      25,626,748      34,776,929      17,328,055
                                                                     ==============    ============    ============    ============
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........     $        26.33    $      19.88    $      17.01    $      22.16
                                                                     ==============    ============    ============    ============

                                                                        MID-CAP          SMALL                              REAL
                                                                        GROWTH            CAP             GROWTH           ESTATE
                                                                        SERIES           SERIES           SERIES           SERIES
                                                                    --------------    ------------    --------------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................    $1,291,439,777    $517,854,153    $1,623,546,857    $53,799,538
                                                                    ==============    ============    ==============    ===========
   At value ....................................................    $1,477,412,061    $500,343,952    $1,902,249,680    $57,173,236
Cash, net of foreign currency, at value ........................                --      46,857,697           150,940      5,648,621
Receivables:
   Investment securities sold ..................................           753,622         444,657         6,643,996      1,558,686
   Receivable for forward foreign currency contracts (Note 1) ..                --              --           704,747             --
   Dividends and/or interest ...................................            92,448         269,490           316,005        414,397
                                                                    --------------    ------------    --------------    -----------
     Total Assets ..............................................     1,478,258,131     547,915,796     1,910,065,368     64,794,940
                                                                    --------------    ------------    --------------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............          996,490               --                --             --
Payables:
   Investment securities purchased .............................         5,071,827       2,631,902           573,187             --
   Accrued expenses and other payables .........................               953             582             2,161             32
                                                                    --------------    ------------    --------------    -----------
     Total Liabilities .........................................         6,069,270       2,632,484           575,348             32
                                                                    --------------    ------------    --------------    -----------
NET ASSETS .....................................................    $1,472,188,861    $545,283,312    $1,909,490,020    $64,794,908
                                                                    ==============    ============    ==============    ===========
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................    $  940,762,455    $393,661,028    $1,505,115,160    $63,008,008
   Undistributed net investment income/(loss) ..................        (3,025,857)        464,719        (1,509,838)     3,820,582
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......       348,479,979     168,667,766       126,477,197     (5,407,380)
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................       185,972,284     (17,510,201)      279,407,501      3,373,698
                                                                    --------------    ------------    --------------    -----------
     Total Net Assets ..........................................    $1,472,188,861    $545,283,312    $1,909,490,020    $64,794,908
                                                                    ==============    ============    ==============    ===========
Shares of beneficial interest outstanding. .....................        40,398,375      21,764,263        71,812,751      4,616,636
                                                                    ==============    ============    ==============    ===========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........    $        36.44    $      25.05    $        26.59    $     14.04
                                                                    ==============    ============    ==============    ===========

                                                                       HARD        DEVELOPING      EMERGING       MARKET
                                                                      ASSETS         WORLD          MARKETS       MANAGER
                                                                      SERIES         SERIES         SERIES        SERIES
                                                                   -----------    -----------    -----------    -----------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ..........................................   $44,448,713    $77,487,144    $35,488,231    $2,966,456
                                                                   ===========    ===========    ===========    ==========
   At value ....................................................   $43,653,933    $77,274,505    $35,869,396    $6,914,420
Cash, net of foreign currency, at value ........................            --        831,007      1,441,599        28,668
Receivables:
   Investment securities sold ..................................       136,682        486,172        791,443            --
   Receivable for forward foreign currency contracts (Note 1) ..            --             --             --            --
   Dividends and/or interest ...................................        15,494        153,134         84,117         3,157
                                                                   -----------    -----------    -----------    -----------
     Total Assets ..............................................    43,806,109     78,744,818     38,186,555     6,946,245
                                                                   -----------    -----------    -----------    -----------
LIABILITIES:
Cash overdraft, net of foreign currency, at value ..............      526,898              --             --            --
Payables:
   Investment securities purchased .............................            --             --         16,146            --
   Accrued expenses and other payables .........................            33            118             76        17,960
                                                                   -----------    -----------    -----------    -----------
     Total Liabilities .........................................       526,931            118         16,222        17,960
                                                                   -----------    -----------    -----------    -----------
NET ASSETS .....................................................   $43,279,178    $78,744,700    $38,170,333    $6,928,285
                                                                   ===========    ===========    ===========    ==========
NET ASSETS CONSIST OF:
   Paid-in Capital .............................................   $52,075,554    $73,310,609    $43,810,284    $2,595,220
   Undistributed net investment income/(loss) ..................       331,716       (416,934)      (288,787)       50,150
   Accumulated net realized gain/(loss) on securities,
     written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......    (8,334,431)     6,063,535     (5,732,530)      334,951
   Net unrealized appreciation/(depreciation) on securities,
     written options, long options, forward foreign currency
     exchange contracts and other assets and liabilities
     denominated in foreign currencies .........................      (793,661)      (212,510)       381,366     3,947,964
                                                                   -----------    -----------    -----------    -----------
     Total Net Assets ..........................................   $43,279,178    $78,744,700    $38,170,333    $6,928,285
                                                                   ===========    ===========    ===========    ==========
Shares of beneficial interest outstanding. .....................     3,927,164      7,422,406      3,404,266       346,932
                                                                   ===========    ===========    ===========    ==========
NET ASSET VALUE, offering price and redemption
   price per share of beneficial interest outstanding ..........   $     11.02    $     10.61    $     11.21    $    19.97
                                                                   ===========    ===========    ===========    ==========

                       See Notes to Financial Statements.

                                      30-31

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         LIMITED        GLOBAL
                                                                          LIQUID        MATURITY        FIXED          FULLY
                                                                           ASSET          BOND          INCOME         MANAGED
                                                                          SERIES         SERIES         SERIES         SERIES
                                                                        -----------    -----------    -----------    -----------
INVESTMENT INCOME:
Dividends ..........................................................             --             --             --    $ 2,353,486
Interest ...........................................................    $16,708,394    $ 6,508,703    $   787,825      3,566,567
Foreign taxes withheld on dividend and interest income .............             --             --        (13,805)       (10,453)
                                                                        -----------    -----------    -----------    -----------
     Total Investment Income .......................................     16,708,394      6,508,703        774,020      5,909,600
                                                                        -----------    -----------    -----------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      1,483,135        533,020        247,101      1,322,956
Trustees' fees and expenses (Note 2) ...............................         13,082          2,690            418          3,810
                                                                        -----------    -----------    -----------    -----------
     Total Expenses ................................................      1,496,217        535,710        247,519      1,326,766
                                                                        -----------    -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................     15,212,177      5,972,993        526,501      4,582,834
                                                                        -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................        (13,770)    (1,808,115)      (957,295)     6,348,566
   Written options .................................................             --             --             --         50,398
   Long options ....................................................             --             --             --       (296,445)
   Forward foreign currency exchange contracts .....................             --             --         95,546             --
   Foreign currency transactions ...................................             --             --       (117,896)        (8,626)
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................             --        743,003         59,100        523,652
   Written options .................................................             --             --             --          7,727
   Forward foreign currency exchange contracts .....................             --             --        (75,282)            --
   Other assets and liabilities denominated in foreign currencies ..             --             --        (13,083)         4,972
                                                                        -----------    -----------    -----------    -----------
   Net realized and unrealized gain/(loss) on investments ..........        (13,770)    (1,065,112)    (1,008,910)     6,630,244
                                                                        -----------    -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $15,198,407    $ 4,907,881    $  (482,409)   $11,213,078
                                                                        ===========    ===========    ===========    ===========

                                                                          TOTAL          EQUITY                      VALUE
                                                                          RETURN         INCOME       INVESTORS      EQUITY
                                                                          SERIES         SERIES        SERIES        SERIES
                                                                        -----------    -----------    --------    -----------
INVESTMENT INCOME:
Dividends ..........................................................    $ 4,036,188    $ 3,701,048    $ 38,795    $ 1,254,006
Interest ...........................................................      9,887,182        310,085      16,439        210,067
Foreign taxes withheld on dividend and interest income .............        (41,737)        (7,207)       (214)            --
                                                                        -----------    -----------    --------    -----------
     Total Investment Income .......................................     13,881,633      4,003,926      55,020      1,464,073
                                                                        -----------    -----------    --------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      2,895,770      1,244,476      23,158        715,845
Trustees' fees and expenses (Note 2) ...............................          8,937          3,555          98          1,954
                                                                        -----------    -----------    --------    -----------
     Total Expenses ................................................      2,904,707      1,248,031      23,256        717,799
                                                                        -----------    -----------    --------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................     10,976,926      2,755,895      31,764        746,274
                                                                        -----------    -----------    --------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................      8,052,091      5,467,202     111,530     (1,951,036)
   Written options .................................................             --             --          --             --
   Long options ....................................................             --             --       1,884             --
   Forward foreign currency exchange contracts .....................             --             --          --             --
   Foreign currency transactions ...................................         (2,682)           189         (23)            --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................     (1,945,876)   (15,953,082)    (34,919)    (5,126,948)
   Written options .................................................             --             --          --             --
   Forward foreign currency exchange contracts .....................             --             --          --             --
   Other assets and liabilities denominated in foreign currencies ..            594           (486)         (1)            --
                                                                        -----------    -----------    --------    -----------
   Net realized and unrealized gain/(loss) on investments ..........      6,104,127    (10,486,177)     78,471     (7,077,984)
                                                                        -----------    -----------    --------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $17,081,053    $(7,730,282)   $110,235    $(6,331,710)
                                                                        ===========    ===========    ========    ===========

                                                                          RISING         MANAGED     LARGE CAP      ALL
                                                                         DIVIDENDS       GLOBAL        VALUE        CAP
                                                                          SERIES         SERIES        SERIES      SERIES
                                                                       ------------    -----------    --------    --------
INVESTMENT INCOME:
Dividends ..........................................................   $  5,057,395    $ 1,077,204    $104,383    $ 35,336
Interest ...........................................................        753,781        179,943      34,486      33,106
Foreign taxes withheld on dividend and interest income .............             --        (89,754)         --          --
                                                                       ------------    -----------    --------    --------
     Total Investment Income .......................................      5,811,176      1,167,393     138,869      68,442
                                                                       ------------    -----------    --------    --------
EXPENSES:
Unified fees (Note 2) ..............................................      4,388,805      1,228,699      89,249      30,634
Trustees' fees and expenses (Note 2) ...............................         12,537          2,629         238          96
                                                                       ------------    -----------    --------    --------
     Total Expenses ................................................      4,401,342      1,231,328      89,487      30,730
                                                                       ------------    -----------    --------    --------
NET INVESTMENT INCOME/(LOSS) .......................................      1,409,834        (63,935)     49,382      37,712
                                                                       ------------    -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................     46,825,997     49,602,216     139,928     408,647
   Written options .................................................             --             --          --       4,313
   Long options ....................................................             --             --          --       3,274
   Forward foreign currency exchange contracts .....................             --             --          --          --
   Foreign currency transactions ...................................             --       (122,915)        (23)        (18)
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    (30,130,735)   (48,560,636)    581,505     336,765
   Written options .................................................             --             --          --          --
   Forward foreign currency exchange contracts .....................             --         20,257          --          --
   Other assets and liabilities denominated in foreign currencies ..             --        (73,002)         --          --
                                                                       ------------    -----------    --------    --------
   Net realized and unrealized gain/(loss) on investments ..........     16,695,262        865,920     721,410     752,981
                                                                       ------------    -----------    --------    --------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................   $ 18,105,096    $   801,985    $770,792    $790,693
                                                                       ============    ===========    ========    ========

                       See Notes to Financial Statements.

                                      32-33

--------------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         CAPITAL        CAPITAL        STRATEGIC
                                                                         RESEARCH     APPRECIATION      GROWTH          EQUITY
                                                                          SERIES         SERIES         SERIES          SERIES
                                                                        -----------    -----------    ------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................    $ 3,533,048    $   766,275    $  1,598,526    $   230,257
Interest ...........................................................      1,075,031      1,200,498        (151,540)       820,753
Foreign taxes withheld on dividend and interest income .............        (34,343)            --          (4,766)            --
                                                                        -----------    -----------    ------------    -----------
     Total Investment Income .......................................      4,573,736      1,966,773       1,442,220      1,051,010
                                                                        -----------    -----------    ------------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................      4,770,874      2,194,298       2,868,754      1,409,840
Trustees' fees and expenses (Note 2) ...............................         14,600          6,279           7,948          3,863
                                                                        -----------    -----------    ------------    -----------
     Total Expenses ................................................      4,785,474      2,200,577       2,876,702      1,413,703
                                                                        -----------    -----------    ------------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................       (211,738)      (233,804)     (1,434,482)      (362,693)
                                                                        -----------    -----------    ------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):
Net realized gain/(loss) on:
   Securities ......................................................    104,144,203      3,899,515      10,642,548     25,217,288
   Written options .................................................             --         33,285              --         64,329
   Forward foreign currency exchange contracts .....................             --             --              --             --
   Foreign currency transactions ...................................           (517)            --           1,268             --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    (38,262,707)    (8,606,913)    (58,929,562)    (9,260,253)
   Forward foreign currency exchange contracts. ....................             --             --              --             --
   Other assets and liabilities denominated in foreign currencies ..         42,352             --            (266)            --
                                                                        -----------    -----------    ------------    -----------
   Net realized and unrealized gain/(loss) on investments ..........     65,923,331     (4,674,113)    (48,286,012)    16,021,364
                                                                        -----------    -----------    ------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................    $65,711,593    $(4,907,917)   $(49,720,494)   $15,658,671
                                                                        ===========    ===========    ============    ===========

                                                                        MID-CAP            SMALL                           REAL
                                                                        GROWTH              CAP           GROWTH          ESTATE
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                      ------------    -------------    -------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................  $    697,856    $   1,193,968    $   2,033,271    $ 1,873,999
Interest ...........................................................     1,255,993        1,450,603        6,727,598         82,666
Foreign taxes withheld on dividend and interest income .............            --               --          (28,093)            --
                                                                      ------------    -------------    -------------    -----------
     Total Investment Income .......................................     1,953,849        2,644,571        8,732,776      1,956,665
                                                                      ------------    -------------    -------------    -----------
EXPENSES:
Unified fees (Note 2) ..............................................     4,965,331        2,173,635        8,727,686        284,354
Trustees' fees and expenses (Note 2) ...............................        14,375            6,217           23,763            774
                                                                      ------------    -------------    -------------    -----------
     Total Expenses ................................................     4,979,706        2,179,852        8,751,449        285,128
                                                                      ------------    -------------    -------------    -----------
NET INVESTMENT INCOME/(LOSS) .......................................    (3,025,857)         464,719          (18,673)     1,671,537
                                                                      ------------    -------------    -------------    -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):-
Net realized gain/(loss) on:
   Securities ......................................................   240,003,025      139,415,883       69,508,546     (2,623,922)
   Written options .................................................            --               --               --             --
   Forward foreign currency exchange contracts .....................            --               --       10,804,328             --
   Foreign currency transactions ...................................            --               --           (1,118)            --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................    26,355,740     (114,096,972)    (157,839,331)     9,401,957
   Forward foreign currency exchange contracts. ....................            --               --       (2,168,775)            --
   Other assets and liabilities denominated in foreign currencies ..            --               --              (79)            --
                                                                      ------------    -------------    -------------    -----------
   Net realized and unrealized gain/(loss) on investments ..........   266,358,765       25,318,911      (79,696,429)     6,778,035
                                                                      ------------    -------------    -------------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................  $263,332,908    $  25,783,630    $ (79,715,102)   $ 8,449,572
                                                                      ============    =============    =============    ===========

                                                                          HARD         DEVELOPING      EMERGING       MARKET
                                                                         ASSETS           WORLD         MARKETS       MANAGER
                                                                         SERIES          SERIES         SERIES        SERIES
                                                                       -----------    ------------    ------------    -----------
INVESTMENT INCOME:
Dividends ..........................................................   $   438,147    $    464,693    $    247,951           --
Interest ...........................................................        27,404          32,529          19,429    $  86,238
Foreign taxes withheld on dividend and interest income .............       (18,896)        (13,162)        (13,339)          --
                                                                       -----------    ------------    ------------    ---------
     Total Investment Income .......................................       446,655         484,060         254,041       86,238
                                                                       -----------    ------------    ------------    ---------
EXPENSES:
Unified fees (Note 2) ..............................................       195,780         642,012         351,394       35,988
Trustees' fees and expenses (Note 2) ...............................           545           1,027             586          100
                                                                       -----------    ------------    ------------    ---------
     Total Expenses ................................................       196,325         643,039         351,980       36,088
                                                                       -----------    ------------    ------------    ---------
NET INVESTMENT INCOME/(LOSS) .......................................       250,330        (158,979)        (97,939)      50,150
                                                                       -----------    ------------    ------------    ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 1 AND 3):-
Net realized gain/(loss) on:
   Securities ......................................................    (1,345,500)      6,529,363       8,897,674      334,951
   Written options .................................................            --              --              --           --
   Forward foreign currency exchange contracts .....................            --              --              --           --
   Foreign currency transactions ...................................      (144,649)       (166,877)         (9,006)          --
Net change in unrealized appreciation/depreciation of:
   Securities ......................................................      (969,543)    (11,955,669)    (11,951,000)    (168,173)
   Forward foreign currency exchange contracts. ....................            --              --              --           --
   Other assets and liabilities denominated in foreign currencies ..          (170)            186            (499)          --
                                                                       -----------    ------------    ------------    ---------
   Net realized and unrealized gain/(loss) on investments ..........    (2,459,862)     (5,592,997)     (3,062,831)     166,778
                                                                       -----------    ------------    ------------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .......................................   $(2,209,532)   $ (5,751,976)   $ (3,160,770)   $ 216,928
                                                                       ===========    ============    ============    =========

                       See Notes to Financial Statements.

                                      34-35

---------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         LIMITED           GLOBAL
                                                                        LIQUID           MATURITY          FIXED           FULLY
                                                                         ASSET             BOND            INCOME          MANAGED
                                                                        SERIES            SERIES           SERIES          SERIES
                                                                   ----------------  ---------------   --------------   ------------
OPERATIONS:
   Net investment income/(loss) .................................. $     15,212,177   $    5,972,993   $      526,501  $  4,582,834
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ........          (13,770)      (1,808,115)        (979,645)    6,093,893
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............               --          743,003          (29,265)      536,351
                                                                   ----------------  ---------------   --------------  ------------
   Net increase/(decrease) in net assets resulting from operation        15,198,407        4,907,881         (482,409)   11,213,078
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (15,212,177)              --               --            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................    2,317,920,883       29,768,018        6,322,698    19,120,858
   Shares issued as reinvestment of dividends ....................       12,600,757               --               --            --
   Shares redeemed ...............................................   (2,378,740,199)     (40,055,835)      (2,547,715)  (34,348,197)
                                                                   ----------------  ---------------   --------------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ..........................       (48,218,559)     (10,287,817)       3,774,983   (15,227,339)
                                                                   ----------------  ---------------   --------------  ------------
Net increase/(decrease) in net assets ...........................       (48,232,329)      (5,379,936)       3,292,574    (4,014,261)
NET ASSETS:
Beginning of period ............................................        579,848,272      207,108,677       30,371,397   287,909,046
                                                                   ----------------  ---------------   --------------  ------------
End of period ..................................................   $    531,615,943  $   201,728,741   $   33,663,971  $283,894,785
                                                                   ================  ===============   ==============  ============
Undistributed net investment income ............................                 --  $     9,543,835   $      768,848  $  8,023,471
                                                                   ================  ===============   ==============  ============
TRANSACTIONS IN FUND SHARES:

   Shares sold .................................................      2,317,920,883        2,820,742          644,847     1,250,306
   Shares issued as reinvestment of dividends ..................         12,600,757               --               --            --
   Shares redeemed .............................................     (2,378,740,199)      (3,813,302)        (258,921)   (2,268,886)
                                                                   ----------------  ---------------   --------------  ------------
Net increase/(decrease) ........................................        (48,218,559)        (992,560)         385,926    (1,018,580)
                                                                   ================  ===============   ==============  ============
------------------

* The Investors Series, Large Cap Value Series and All Cap Series commenced operations on February 1, 2000.

                       See Notes to Financial Statements.


                                                                         TOTAL            EQUITY                         VALUE
                                                                        RETURN            INCOME        INVESTORS        EQUITY
                                                                        SERIES            SERIES         SERIES*         SERIES
                                                                     -------------     ------------   ------------    -------------
OPERATIONS:
   Net investment income/(loss) ................................     $  10,976,926     $  2,755,895   $     31,764    $    746,274
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ......         8,049,409        5,467,391        113,391       (1,951,036)
   Net change in unrealized appreciation/depreciation of securities futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............      (1,945,282)     (15,953,568)       (34,920)      (5,126,948)
                                                                     --------------    ------------   ------------    -------------
   Net increase/(decrease) in net assets resulting from operation       17,081,053       (7,730,282)       110,235       (6,331,710)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................              --               --             --               --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      32,672,451       31,293,817     17,093,411      106,216,375
   Shares issued as reinvestment of dividends ....................              --               --             --               --
   Shares redeemed ...............................................     (53,341,373)     (43,536,451)    (6,977,334)     (82,049,219)
                                                                      ------------     ------------   ------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................     (20,668,922)     (12,242,634)     10,116,077      24,167,156
                                                                      ------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ............................      (3,587,869)     (19,972,916)     10,226,312      17,835,446
NET ASSETS:

Beginning of period ..............................................     675,753,612      277,354,222              --     141,594,571
                                                                      ------------     ------------   -------------    ------------
End of period ....................................................    $672,165,743     $257,381,306   $  10,226,312    $159,430,017
                                                                      ============     ============   =============    ============
Undistributed net investment income ..............................    $ 17,446,274     $  4,806,535   $      31,764    $  1,328,878
                                                                      ============     ============   =============    ============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       2,037,658        2,832,311       1,587,821       6,851,675
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................      (3,398,658)      (3,964,460)       (646,611)     (5,341,326)
                                                                      ------------     ------------   -------------   -------------
Net increase/(decrease) ..........................................      (1,361,000)      (1,132,149)        941,210       1,510,349
                                                                      ============     ============   =============   =============

                                                                         RISING           MANAGED         LARGE CAP         ALL
                                                                        DIVIDENDS         GLOBAL            VALUE           CAP
                                                                         SERIES           SERIES           SERIES*        SERIES*
                                                                     --------------    --------------  -------------   ------------
OPERATIONS:
   Net investment income/(loss) ..................................   $   1,409,834     $    (63,935)  $      49,382   $      37,712
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency
     exchange contracts and foreign currency transactions ........      46,825,997       49,479,301         139,905         416,216
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets and
     liabilities denominated in foreign currencies ...............     (30,130,735)     (48,613,381)        581,505         336,765
                                                                     -------------     ------------   -------------   -------------
   Net increase/(decrease) in net assets resulting from operation       18,105,096          801,985         770,792         790,693
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................              --               --              --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................     104,907,771      304,499,153      43,929,927      20,007,054
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................     (47,122,163)    (274,411,847)       (359,113)     (1,072,792)
                                                                     -------------     ------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................      57,785,608       30,087,306      43,570,814      18,934,262
                                                                     -------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ............................      75,890,704       30,889,291      44,341,606      19,724,955
NET ASSETS:
Beginning of period ..............................................     899,752,696      184,485,559              --              --
                                                                     -------------     ------------   -------------   -------------
End of period ....................................................   $ 975,643,400     $215,374,850   $  44,341,606   $  19,724,955
                                                                     =============     ============   =============   =============
Undistributed net investment income ..............................   $   2,754,223     $     55,656   $      49,382   $      37,712
                                                                     =============     ============   =============   =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       4,199,094       15,514,831       4,181,820       1,802,746
   Shares issued as reinvestment of dividends ....................              --               --              --              --
   Shares redeemed ...............................................      (1,893,382)     (13,882,970)        (33,510)        (94,475)
                                                                     -------------     ------------   -------------   -------------
Net increase/(decrease) ..........................................       2,305,712        1,631,861       4,148,310       1,708,271
                                                                     =============     ============   =============   =============

                                     36-37

-------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------

                                  THE GCG TRUST
               FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                                                         CAPITAL          CAPITAL        STRATEGIC
                                                                       RESEARCH       APPRECIATION        GROWTH          EQUITY
                                                                        SERIES           SERIES           SERIES          SERIES
                                                                   ----------------   -------------    -------------   ------------
OPERATIONS:
   Net investment income/(loss) ................................   $      (211,738)    $   (233,804)   $ (1,434,482)  $    (362,693)
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................       104,143,686        3,932,800      10,643,816      25,281,617
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..       (38,220,355)      (8,606,913)    (58,929,828)     (9,260,253)
                                                                   ---------------     ------------   -------------   -------------
   Net increase/(decrease) in net assets resulting
     from operations ...........................................        65,711,593       (4,907,917)    (49,720,494)     15,658,671
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................       122,587,430      130,611,344     105,779,228     227,978,399
   Shares redeemed .............................................       (33,128,819)     (28,232,499)    (32,049,351)    (65,471,837)
                                                                   ---------------     ------------   -------------   -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................        89,458,611      102,378,845      73,729,877     162,506,562
                                                                   ---------------     ------------   -------------   -------------
Net increase/(decrease) in net assets ..........................       155,170,204       97,470,928      24,009,383     178,165,233
NET ASSETS:
   Beginning of period .........................................     1,014,655,616      411,898,369     567,627,986     205,799,412
                                                                     -------------     ------------   -------------   -------------
   End of period ...............................................   $ 1,169,825,820     $509,369,297   $ 591,637,369   $ 383,964,645
                                                                   ===============     ============   =============   =============
   Undistributed net investment income/(loss) ..................   $      (347,125)    $   (233,804)  $  (1,434,482)  $    (422,060)
                                                                   ===============     ============   =============   =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................         4,832,039        6,429,346       5,935,565      10,019,397
   Shares redeemed .............................................        (1,303,236)      (1,373,591)     (1,808,502)     (3,006,040)
                                                                   ---------------     ------------   -------------   -------------
Net increase/(decrease) ........................................         3,528,803        5,055,755       4,127,063       7,013,357
                                                                   ===============     ============   =============   =============
------------------

+ As of March 6, 1995, the Trust no longer accepts investments in the Market
  Manager Series.

                       See Notes to Financial Statements.

                                                                        MID-CAP           SMALL                            REAL
                                                                        GROWTH             CAP            GROWTH          ESTATE
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                     -------------     ------------   -------------   -------------
OPERATIONS:
   Net investment income/(loss) ................................    $   (3,025,857)    $    464,719   $      (18,673)  $  1,671,537
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................       240,003,025      139,415,883       80,311,756     (2,623,922)
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..        26,355,740     (114,096,972)    (160,008,185)     9,401,957
   Net increase/(decrease) in net assets resulting
     from operations ...........................................       263,332,908       25,783,630      (79,715,102)     8,449,572
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................       598,901,039      299,455,511    1,297,315,188     29,337,198
   Shares redeemed .............................................      (171,852,583)    (147,592,421)    (724,982,286)   (29,898,196)
                                                                    --------------     ------------   --------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................       427,048,456      151,863,090      572,332,902       (560,998)
                                                                    --------------     ------------   --------------  -------------
Net increase/(decrease) in net assets ..........................       690,381,364      177,646,720      492,617,800      7,888,574
NET ASSETS:
   Beginning of period .........................................       781,807,497      367,636,592    1,416,872,220     56,906,334
                                                                    --------------     ------------   --------------  -------------
   End of period ...............................................    $1,472,188,861     $545,283,312   $1,909,490,020  $  64,794,908
                                                                    ==============     ============   ==============  =============
   Undistributed net investment income/(loss) ..................    $   (3,025,857)    $    464,719   $   (1,509,838) $   3,820,582
                                                                    ==============     ============   ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................        19,340,807       12,193,519       45,963,604      2,204,172
   Shares redeemed .............................................        (5,367,464)      (6,110,477)     (25,683,745)    (2,281,547)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) ........................................        13,973,343        6,083,042       20,279,859        (77,375)
                                                                     =============     ============   ==============  =============

                                                                         HARD           DEVELOPING      EMERGING         MARKET
                                                                        ASSETS            WORLD          MARKETS         MANAGER
                                                                        SERIES           SERIES          SERIES          SERIES+
                                                                     -------------     ------------   --------------  -------------
OPERATIONS:
   Net investment income/(loss) ................................     $     250,330     $   (158,979)  $      (97,939) $      50,150
   Net realized gain/(loss) on securities, futures
     contracts, written options, long options, forward
     foreign currency exchange contracts and foreign
     currency transactions .....................................        (1,490,149)       6,362,486        8,888,668        334,951
   Net change in unrealized/depreciation of securities,
     futures contracts,  written options, long options,
     forward foreign currency exchange contracts and other
     assets and liabilities denominated in foreign currencies ..          (969,713)     (11,955,483)     (11,951,499)      (168,173)
                                                                     -------------     ------------   --------------  -------------
   Net increase/(decrease) in net assets resulting
     from operations ...........................................        (2,209,532)      (5,751,976)      (3,160,770)       216,928
CAPITAL SHARE TRANSACTIONS:
   Shares sold .................................................        21,792,203      100,273,748       32,098,704             --
   Shares redeemed .............................................       (16,594,234)     (78,392,868)     (35,716,809)      (607,429)
                                                                     -------------     ------------   --------------  -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS .........................         5,197,969       21,880,880       (3,618,105)      (607,429)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) in net assets ..........................         2,988,437       16,128,904       (6,778,875)      (390,501)
NET ASSETS:
   Beginning of period .........................................        40,290,741       62,615,796       44,949,208      7,318,786
                                                                     -------------     ------------   --------------  -------------
   End of period ...............................................     $  43,279,178     $ 78,744,700   $   38,170,333  $   6,928,285
                                                                     =============     ============   ==============  =============
   Undistributed net investment income/(loss) ..................     $     331,716     $   (416,934)  $     (288,787) $      50,150
                                                                     =============     ============   ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold .................................................         1,998,463        9,194,526        2,750,638             --
   Shares redeemed .............................................        (1,498,834)      (7,188,721)      (3,016,294)       (30,387)
                                                                     -------------     ------------   --------------  -------------
Net increase/(decrease) ........................................           499,629        2,005,805         (265,656)       (30,387)
                                                                     =============     ============   ==============  =============

                                        38-39

---------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                          LIMITED         GLOBAL
                                                                        LIQUID           MATURITY          FIXED           FULLY
                                                                         ASSET             BOND           INCOME          MANAGED
                                                                        SERIES            SERIES          SERIES          SERIES
                                                                     -------------     ------------   --------------  -------------
OPERATIONS:
   Net investment income/(loss)                                      $   17,697,884     $  9,497,403  $      827,581  $   9,203,074
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................             (316)      (2,210,323)        (27,798)    15,233,093
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........              270       (4,931,638)     (3,051,487)    (7,642,626)
                                                                     --------------    ------------   --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        17,697,838        2,355,442      (2,251,704)    16,793,541
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (17,697,884)      (7,185,414)       (461,837)    (6,994,358)
   In excess of net investment income ............................               --               --              --             --
   Net realized gains ............................................               --               --              --    (14,230,057)
   In excess of capital gains ....................................               --               --         (15,625)            --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................    1,824,790,607      100,115,792      33,378,663     53,095,025
   Shares issued as reinvestment of dividends ....................       17,698,704        7,185,414         477,462     21,224,415
   Shares redeemed ...............................................   (1,474,370,813)     (43,788,724)    (22,687,569)   (28,175,170)
                                                                     --------------    ------------   --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................      368,118,498       63,512,482      11,168,556     46,144,270
                                                                     --------------    ------------   --------------  -------------
Net increase/(decrease) in net assets ............................      368,118,452       58,682,510       8,439,390     41,713,396
NET ASSETS:
Beginning of year ................................................      211,729,820      148,426,167      21,932,007    246,195,650
                                                                     --------------    ------------   --------------  -------------
End of year ......................................................   $  579,848,272    $ 207,108,677  $   30,371,397  $ 287,909,046
                                                                     ==============    =============  ==============  =============
Undistributed net investment income/(loss) .......................   $           --    $   3,570,842  $      242,347  $   3,440,637
                                                                     ==============    =============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................    1,824,790,607        9,368,786       3,183,817      3,323,155
   Shares issued as reinvestment of dividends ....................       17,698,704          689,579          47,367      1,433,114
   Shares redeemed ...............................................   (1,474,370,813)      (4,089,014)     (2,176,435)    (1,787,526)
                                                                     --------------    ------------   --------------  -------------
Net increase .....................................................      368,118,498        5,969,351       1,054,749      2,968,743
                                                                     ==============    =============  ==============  =============

                       See Notes to Financial Statements.


                                                                         TOTAL            EQUITY           VALUE         RISING
                                                                         RETURN           INCOME          EQUITY        DIVIDENDS
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $   17,847,984    $   6,175,742  $    1,492,621  $   2,986,461
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       10,684,128       24,352,410      (6,537,602)    20,240,160
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........      (11,131,431)     (32,706,441)      4,175,343     82,509,118
                                                                     --------------    -------------  --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        17,400,681       (2,178,289)       (869,638)   105,735,739
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................      (12,560,820)      (6,300,513)     (1,268,740)    (2,336,909)
   In excess of net investment income ............................               --               --              --             --
   Net realized gains ............................................       (8,965,375)     (22,460,782)     (2,515,295)   (20,617,572)
   In excess of capital gains ....................................               --               --              --             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      232,649,024       47,467,006      44,194,005    257,955,741
   Shares issued as reinvestment of dividends ....................       21,526,195       28,761,295       3,784,035     22,954,481
   Shares redeemed ...............................................      (27,388,957)     (46,008,985)    (31,514,293)   (38,781,949)
                                                                     --------------    -------------  --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................      226,786,262       30,219,316      16,463,747    242,128,273
                                                                     --------------    -------------  --------------  -------------
Net increase/(decrease) in net assets ............................      222,660,748         (720,268)     11,810,074    324,909,531
NET ASSETS:
Beginning of year ................................................      453,092,864      278,074,490     129,784,497    574,843,165
                                                                     --------------    -------------  --------------  -------------
End of year ......................................................   $  675,753,612    $ 277,354,222  $  141,594,571  $ 899,752,696
                                                                     ==============    =============  ==============  =============
Undistributed net investment income/(loss) .......................   $    6,469,348    $   2,050,640  $      582,604  $   1,344,389
                                                                     ==============    =============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................       14,406,625        3,675,269       2,627,984     10,819,973
   Shares issued as reinvestment of dividends ....................        1,387,891        2,621,643         248,133        933,868
   Shares redeemed ...............................................       (1,693,311)      (3,574,491)     (1,929,767)    (1,646,223)
                                                                     --------------    -------------  --------------  -------------
Net increase .....................................................       14,101,205        2,722,421         946,350     10,107,618
                                                                     ==============    =============  ==============  =============

                                                                         MANAGED                          CAPITAL        CAPITAL
                                                                         GLOBAL          RESEARCH      APPRECIATION      GROWTH
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  ------------
OPERATIONS:
   Net investment income/(loss) ..................................   $     (259,532)  $      159,183  $     (158,133) $       3,443
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       39,494,207       51,717,425      57,170,588     50,069,095
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       35,904,595      135,175,778      17,050,055     55,531,195
                                                                     --------------   --------------  --------------  -------------
   Net increase/(decrease) in net assets resulting from operation        75,139,270      187,052,386      74,062,510    105,603,733
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................               --         (159,183)       (452,483)      (409,749)
   In excess of net investment income ............................               --         (119,370)             --       (316,820)
   Net realized gains ............................................      (25,240,466)     (15,913,724)    (43,360,371)   (29,572,671)
   In excess of capital gains ....................................               --               --              --             --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................      156,363,096      285,194,254     110,706,964    209,954,920
   Shares issued as reinvestment of dividends ....................       25,240,466       16,192,277      43,812,854     30,299,240
   Shares redeemed ...............................................     (181,094,595)     (71,362,426)    (36,184,597)   (46,769,367)
                                                                     --------------   --------------  --------------  -------------
NET INCREASE IN NET ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .........................................          508,967      230,024,105     118,335,221    193,484,793
                                                                     --------------   --------------  --------------  -------------
Net increase/(decrease) in net assets ............................       50,407,771      400,884,214     148,584,877    268,789,286
NET ASSETS:
Beginning of year ................................................      134,077,788      613,771,402     263,313,492    298,838,700
                                                                     --------------   --------------  --------------  -------------
End of year ......................................................   $  184,485,559   $1,014,655,616  $  411,898,369  $ 567,627,986
                                                                     ==============   ==============  ==============  =============
Undistributed net investment income/(loss) .......................   $      119,591   $     (135,387)             --             --
                                                                     ==============   ==============  ==============  =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        9,585,968       13,371,613       5,632,968     12,672,960
   Shares issued as reinvestment of dividends ....................        1,344,008          678,922       2,273,630      1,685,164
   Shares redeemed ...............................................      (11,139,964)      (3,378,129)     (1,894,783)    (2,836,614)
                                                                     --------------    -------------  --------------  -------------
Net increase .....................................................         (209,988)      10,672,406       6,011,815     11,521,510
                                                                     ==============   ==============  ==============  =============

                                      40-41

---------------------------------------------------
    STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------

                                  THE GCG TRUST

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                        STRATEGIC         MID-CAP         SMALL
                                                                         EQUITY           GROWTH           CAP           GROWTH
                                                                         SERIES           SERIES          SERIES         SERIES
                                                                     --------------    -------------  --------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $     (147,054)  $    (820,442) $   (1,042,921) $   (2,434,094)
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................        1,693,687     167,895,022      43,509,195      78,103,708
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       61,938,726     133,276,872      65,183,467     394,632,424
                                                                     --------------   -------------  --------------  --------------
   Net increase/(decrease) in net assets resulting from operations       63,485,359     300,351,452     107,649,741     470,302,038
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................         (219,194)        (43,708)             --              --
   In excess of net investment income ............................               --              --              --              --
   Net realized gains ............................................         (570,728)    (64,374,917)    (10,282,407)    (16,417,785)
   Return of capital .............................................               --              --              --              --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................       97,903,351     407,862,991     236,986,292     930,440,724
   Shares issued as reinvestment of dividends ....................          789,922      64,418,625      10,282,406      16,417,785
   Shares redeemed ...............................................      (28,849,911)   (178,428,762)   (124,695,886)   (215,086,923)
                                                                     --------------   -------------  --------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................       69,843,362     293,852,854     122,572,812     731,771,586
                                                                     --------------   -------------  --------------  --------------
Net increase/(decrease) in net assets                                   132,538,799     529,785,681     219,940,146   1,185,655,839
NET ASSETS:
   Beginning of year .............................................       73,260,613     252,021,816     147,696,446     231,216,381
                                                                     --------------   -------------  --------------  --------------
   End of year ...................................................   $  205,799,412   $ 781,807,497  $  367,636,592  $1,416,872,220
                                                                     ==============   =============  ==============  ==============
   Undistributed net investment income/(loss) ....................   $      (59,367)             --             --   $   (1,491,165)
                                                                     ==============   =============   =============  ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        6,581,280      18,422,729      12,804,656      47,301,547
   Shares issued as reinvestment of dividends ....................           41,185       2,269,860         449,406         612,833
   Shares redeemed ...............................................       (2,021,650)     (8,192,969)     (6,787,765)    (11,181,642
                                                                     --------------   -------------   -------------  --------------
Net increase/(decrease) ..........................................        4,600,815      12,499,620       6,466,297      36,732,738
                                                                     ==============   =============   =============  ==============
------------------
+ As of March 6, 1995,  the Trust no longer  accepts  investments  in the Market
Manager Series.

                       See Notes to Financial Statements.


                                                                         REAL             HARD         DEVELOPING       EMERGING
                                                                        ESTATE           ASSETS           WORLD          MARKETS
                                                                        SERIES           SERIES          SERIES          SERIES
                                                                     --------------    ------------   -------------  -------------
OPERATIONS:
   Net investment income/(loss) ..................................   $    3,576,418    $    414,891   $     205,216  $      259,189
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................       (3,272,820)      1,232,753       1,871,300       6,199,907
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........       (2,992,152)      4,987,440      12,377,252      14,314,255
                                                                     --------------    ------------   -------------  --------------
   Net increase/(decrease) in net assets resulting from operations       (2,688,554)      6,635,084      14,453,768      20,773,351
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................       (2,303,661)       (263,876)       (491,137)       (259,189)
   In excess of net investment income ............................               --              --        (182,827)        (46,937)
   Net realized gains ............................................       (1,585,840)             --      (1,028,016)             --
   Return of capital .............................................               --              --              --        (112,931)
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................       19,689,115      51,726,474      64,127,985      22,632,650
   Shares issued as reinvestment of dividends ....................        3,889,500         263,876       1,701,980         419,057
   Shares redeemed ...............................................      (30,005,609)    (48,600,770)    (24,762,925)    (24,485,024)
                                                                     --------------    ------------   -------------  --------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................       (6,426,994)      3,389,580      41,067,040      (1,433,317)
                                                                     --------------    ------------   -------------  --------------
Net increase/(decrease) in net assets ............................      (13,005,049)      9,760,788      53,818,828      18,920,977
NET ASSETS:
   Beginning of year .............................................       69,911,383      30,529,953       8,796,968      26,028,231
                                                                     --------------    ------------   -------------  --------------
   End of year ...................................................   $   56,906,334    $ 40,290,741   $  62,615,796  $   44,949,208
                                                                     ==============    ============   =============  ==============
   Undistributed net investment income/(loss) ....................   $    2,149,045    $     81,386   $    (257,955) $     (190,848)
                                                                     ==============    ============   =============  ==============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................        1,434,043       4,591,577       6,945,690       2,427,484
   Shares issued as reinvestment of dividends ....................          334,149          23,270         155,432          35,980
   Shares redeemed ...............................................       (2,220,784)     (4,367,369)     (2,878,056)     (2,689,830)
                                                                     --------------    ------------   -------------  --------------
Net increase/(decrease) ..........................................         (452,592)        247,478       4,223,066        (226,366)
                                                                     ==============    ============   =============  ==============

                                                                         MARKET
                                                                         MANAGER
                                                                         SERIES+
                                                                      -------------
OPERATIONS:
   Net investment income/(loss) ..................................    $     109,969
   Net realized gain/(loss) on securities, futures contracts, written options, long options, forward foreign currency exchange
     contracts and foreign currency transactions .................          973,438
   Net change in unrealized appreciation/depreciation of securities, futures contracts, written options, long options, forward
     foreign currency exchange contracts and other assets
     and liabilities denominated in foreign currencies ...........          (90,764)
                                                                      -------------
   Net increase/(decrease) in net assets resulting from operations          992,643
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .........................................         (109,969)
   In excess of net investment income ............................              (47)
   Net realized gains ............................................         (973,438)
   Return of capital .............................................               --
CAPITAL SHARE TRANSACTIONS:
   Shares sold ...................................................               --
   Shares issued as reinvestment of dividends ....................        1,083,454
   Shares redeemed ...............................................       (1,813,290)
                                                                      -------------
NET INCREASE/(DECREASE) IN NET ASSETS FROM SHARES
   OF BENEFICIAL INTEREST TRANSACTIONS ...........................         (729,836)
                                                                      -------------
Net increase/(decrease) in net assets ............................         (820,647)
NET ASSETS:
   Beginning of year .............................................        8,139,433
                                                                      -------------
   End of year ...................................................    $   7,318,786
                                                                      =============
   Undistributed net investment income/(loss) ....................    $          --
                                                                      =============
TRANSACTIONS IN FUND SHARES:
   Shares sold ...................................................               --
   Shares issued as reinvestment of dividends ....................           57,326
   Shares redeemed ...............................................          (94,873)
                                                                      -------------
Net increase/(decrease) ..........................................          (37,547)
                                                                      =============

                                     42-43

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------
                                  THE GCG TRUST
                              LIQUID ASSET SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED          YEAR         YEAR         YEAR         YEAR         YEAR
                                                       6/30/00         ENDED       ENDED        ENDED        ENDED        ENDED
                                                     (UNAUDITED)     12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
                                                     -----------     --------     --------     --------     --------     --------
Net asset value, beginning of period ........         $     1.00   $      1.00   $     1.00   $    1.00    $     1.00    $    1.00
                                                      ----------   -----------   ----------   ---------     ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................              0.028         0.046        0.050       0.050         0.049        0.054
                                                      ----------   -----------   ----------   ---------     ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........             (0.028)       (0.046)      (0.050)     (0.050)       (0.049)      (0.054)
                                                      ----------   -----------   ----------   ---------     ---------     --------
Net asset value, end of period ..............         $     1.00   $      1.00   $     1.00   $    1.00     $    1.00    $    1.00
                                                      ==========   ===========   ==========   =========     =========    =========
Total return ................................               2.83%++       4.74%        5.13%       5.07%         5.01%        5.51%
                                                      ==========   ===========   ==========   =========    ==========    =========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........         $  531,616   $   579,848   $  211,730   $  59,453    $   39,096    $  38,589
Ratio of operating expenses to average net assets           0.55%+        0.56%        0.59%       0.61%         0.61%        0.61%
Ratio of net investment income to average net assets        5.62%+        4.71%        4.92%       4.99%         4.89%        5.39%
------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  August  13,  1996 to January 1, 1998,
   Equitable  Investment  Services,  Inc.,  an affiliate of IIM, was the  Portfolio
   Manager of the Series.  Prior to August 13, 1996, the Series had been advised by other Portfolio Managers.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR          YEAR         YEAR           YEAR
                                                       6/30/00        ENDED        ENDED         ENDED        ENDED          ENDED
                                                     (UNAUDITED)    12/31/99     12/31/98      12/31/97#    12/31/96#      12/31/95
                                                     -----------   ----------   ----------    ----------   -----------    ----------
Net asset value, beginning of period ........         $    10.42   $    10.68    $    10.31   $   10.43    $    11.15    $    9.98
                                                      ----------   ----------    ----------   ---------    ----------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................               0.33         0.48          0.24        0.60          0.59         0.60
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......              (0.06)       (0.36)         0.47        0.09         (0.13)        0.57
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total from investment operations ............               0.27         0.12          0.71        0.69          0.46         1.17
                                                      ----------   ----------    ----------   ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........                 --        (0.38)        (0.34)      (0.81)        (1.15)          --
Distributions from capital gains ............                 --           --            --          --         (0.03)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total distributions .........................                 --        (0.38)        (0.34)      (0.81)        (1.18)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Net asset value, end of period ..............         $    10.69   $    10.42    $    10.68   $   10.31    $    10.43    $   11.15
                                                      ==========   ==========    ==========   =========    ==========    =========
Total return ................................               2.59%++      1.13%         6.86%       6.67%         4.32%      11.72%
                                                      ==========   ==========    ==========   =========    ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ........         $  201,729   $  207,109    $  148,426   $  53,839    $   81,317    $  90,081
Ratio of operating expenses to average net assets           0.55%+       0.57%         0.60%       0.61%         0.61%        0.61%
Ratio of net investment income to average net assets        6.13%+       5.29%         5.15%       5.71%         5.33%        5.58%
Portfolio turnover rate .....................                 81%         128%           52%         81%          250%         302%
------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  August  13,  1996 to January 1, 1998,
   Equitable  Investment  Services  Inc.,  an affiliate  of IIM, was the  Portfolio
   Manager of the Series. Prior to August 13, 1996, the  Series had been advised by other Portfolio Managers.
+  Annualized
++ Non-annualized
#  Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
     FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED          YEAR        PERIOD
                                                        6/30/00         ENDED        ENDED
                                                      (UNAUDITED)     12/31/99     12/31/98*#
                                                      -----------     --------     ----------
Net asset value, beginning of period ..............   $    10.06    $    11.17    $    10.47
                                                      ----------    ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................         0.15          0.34          0.09
Net realized and unrealized gain/(loss)
  on investments and foreign currencies ...........        (0.32)        (1.30)         0.74
                                                      ----------    ----------    ----------
Total from investment operations ..................        (0.17)        (0.96)         0.83
                                                      ----------    ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............           --         (0.14)        (0.09)
Dividends in excess of net investment income ......           --            --         (0.04)
Distributions from capital gains ..................           --            --            --
Distributions in excess of capital gains ..........           --         (0.01)           --
                                                      ----------    ----------    ----------
Total distributions ...............................           --         (0.15)        (0.13)
                                                      ----------    ----------    ----------
Net asset value, end of period ....................   $     9.89    $    10.06    $    11.17
                                                      ==========    ==========    ==========
Total return ......................................        (1.69)%++    (8.62)%         7.99%++
                                                      ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $   33,664   $   30,371    $   21,932
Ratio of operating expenses to average net assets           1.60%+       1.60%         1.74%+
Ratio of net investment income to average net assets        3.41%+       3.17%         2.37%+
Portfolio turnover rate ...........................          76%           87%           25%
------------------

*   The Global Fixed Income Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR          YEAR         YEAR         YEAR           YEAR
                                                       6/30/00        ENDED         ENDED        ENDED        ENDED          ENDED
                                                     (UNAUDITED)    12/31/99      12/31/98     12/31/97     12/31/96       12/31/95
                                                     -----------   ----------    ----------   ----------   ----------    -----------
Net asset value, beginning of period ...........      $    15.05   $    15.23    $    15.73   $   14.82    $    13.79    $   11.70
                                                      ----------   ----------    ----------   ---------    ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................            0.26         0.50          0.36        0.39          0.56         0.45
Net realized and unrealized gain on investments
   and foreign currencies ......................            0.36         0.53          0.55        1.86          1.69         1.98
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total from investment operations ...............            0.62         1.03          0.91        2.25          2.25         2.43
                                                      ----------   ----------    ----------   ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........              --        (0.40)        (0.36)      (0.41)        (0.56)       (0.34)
Distributions from capital gains ...............              --        (0.81)        (1.05)      (0.93)        (0.66)          --
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Total distributions ............................              --        (1.21)        (1.41)      (1.34)        (1.22)       (0.34)
                                                      ----------   ----------    ----------   ---------    ----------    ---------
Net asset value, end of period .................      $    15.67   $    15.05    $    15.23   $   15.73    $    14.82    $   13.79
                                                      ==========   ==========    ==========   =========    ==========    =========
Total return ...................................            4.12%++      6.92%         5.89%      15.27%        16.36%       20.80%
                                                      ==========   ==========    ==========   =========    ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's) ...........      $  283,895   $  287,909    $  246,196   $ 169,987    $  136,660    $ 118,589
Ratio of operating expenses to average net assets           0.95%+       0.97%         0.98%       0.99%         1.00%        1.01%
Ratio of net investment income to average net assets.       3.28%+       3.45%         2.83%       2.67%         3.83%        3.41%
Portfolio turnover rate ........................              19%          36%           44%         48%           45%         113%
------------------

*   Since January 1, 1995, T. Rowe Price Associates, Inc. has served as Portfolio Manager for the Fully Managed Series.
    Prior to that date, a different firm served as Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        SIX MONTHS
                                                           ENDED           YEAR          PERIOD
                                                          6/30/00          ENDED          ENDED
                                                        (UNAUDITED)      12/31/99      12/31/98*#
                                                       -------------    -----------    ------------
Net asset value, beginning of period .................     $    15.80      $    15.80     $    14.88
                                                           ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ................................           0.27            0.42           0.17
Net realized and unrealized gain on investments
  and foreign currencies .............................           0.16            0.11           0.86
                                                           ----------      ----------     ----------
Total from investment operations .....................           0.43            0.53           1.03
                                                           ----------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income .................             --           (0.31)         (0.11)
Distributions from capital gains .....................             --           (0.22)            --
                                                           ----------      ----------     ----------
Total distributions ..................................             --           (0.53)         (0.11)
                                                           ----------      ----------     ----------
Net asset value, end of period .......................     $    16.23      $    15.80     $    15.80
                                                           ==========      ==========     ==========
Total return .........................................           2.72%++         3.38%          6.90%++
                                                           ==========      ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................     $  672,166      $  675,754     $  453,093
Ratio of operating expenses to average net assets ....           0.89%+          0.91%          0.98%+
Ratio of net investment income to average net assets             3.35%+          3.04%          2.95%+
Portfolio turnover rate ..............................             52%             81%            37%
------------------

*   The Total Return Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
   FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR          YEAR         YEAR          YEAR
                                                       6/30/00        ENDED        ENDED         ENDED        ENDED         ENDED
                                                     (UNAUDITED)    12/31/99     12/31/98      12/31/97     12/31/96      12/31/95
                                                      ----------   ----------   ----------    ----------   ----------    ----------
Net asset value, beginning of period ..............   $   11.24    $    12.67    $    13.09   $    12.41   $    12.52    $    11.33
                                                      ---------    ----------    ----------   ----------   ----------    ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................        0.12          0.27          0.49         0.57         0.56          0.58
Net realized and unrealized gain/(loss) on
    investments and foreign currencies ............       (0.43)        (0.39)         0.58         1.58         0.52          1.56
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Total from investment operations ..................       (0.31)        (0.12)         1.07         2.15         1.08          2.14
                                                      ---------    ----------    ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............          --         (0.29)        (0.50)       (0.55)       (0.58)        (0.45)
Distributions from capital gains ..................          --         (1.02)        (0.99)       (0.92)       (0.61)        (0.50)
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Total distributions ...............................          --         (1.31)        (1.49)       (1.47)       (1.19)        (0.95)
                                                      ---------    ----------    ----------   ----------   ----------    ----------
Net asset value, end of period ....................   $   10.93    $    11.24    $    12.67   $    13.09   $    12.41    $    12.52
                                                      ==========   ==========    ==========   ==========   ==========    ==========
Total return ......................................       (2.76)%++     (0.72)%        8.26%       17.44%        8.77%        18.93%
                                                      ==========   ==========    ==========   ==========   ===========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............   $  257,381   $  277,354    $  278,074   $  264,599   $  272,791    $  307,691
Ratio of operating expenses to average net assets.          0.95%+       0.96%         0.98%        0.99%        1.00%         1.01%
Ratio of net investment income to average net assets        2.10%+       2.19%         3.63%        3.88%        3.86%         4.42%
Portfolio turnover rate ...........................           25%         122%           61%          79%         158%          187%
------------------

*   Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation
    Series to the Equity Income Series.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period ...........................   $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................................         0.03
Net realized and unrealized gain on
 investments and foreign currencies ............................         0.84
                                                                   ----------
Total from investment operations ...............................         0.87
                                                                   ----------
Net asset value, end of period .................................   $    10.87
                                                                   ==========
Total return ...................................................         8.70%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................   $   10,226
Ratio of operating expenses to average net assets ..............         1.00%+
Ratio of net investment income to average net assets ...........         1.36%+
Portfolio turnover rate ........................................          112%
------------------
*   The Investors Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                    SIX MONTHS
                                                       ENDED          YEAR         YEAR           YEAR         YEAR         YEAR
                                                      6/30/00         ENDED        ENDED          ENDED        ENDED        ENDED
                                                    (UNAUDITED)     12/31/99     12/31/98       12/31/97     12/31/96     12/31/95*
                                                    -----------    ----------   ------------   ------------ ------------ ----------
Net asset value, beginning of period ...........    $    15.52     $    15.88    $    16.13   $   13.92    $    13.18    $ 10.00
                                                    ----------     ----------    ----------   ---------    ----------    -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..........................          0.06           0.17          0.19        0.16          0.22       0.08
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..........         (0.58)         (0.09)         0.06        3.63          1.18       3.44
                                                    ----------     ----------    ----------   ---------    ----------    -------
Total from investment operations ...............         (0.52)          0.08          0.25        3.79          1.40       3.52
                                                    ----------     ----------    ----------   ---------    ----------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........            --          (0.15)        (0.18)      (0.18)        (0.19)     (0.06)
Distributions from capital gains ...............            --          (0.29)        (0.32)      (1.40)        (0.47)     (0.28)
                                                    ----------     ----------    ----------   ---------    ----------    -------
Total distributions ............................            --          (0.44)        (0.50)      (1.58)        (0.66)     (0.34)
                                                    ----------     ----------    ----------   ---------    ----------    -------
Net asset value, end of period .................    $    15.00     $    15.52    $    15.88   $   16.13    $    13.92    $ 13.18
                                                    ==========     ==========    ==========   =========    ==========    =======
Total return ...................................         (3.35)%++       0.51%         1.55%      27.28%        10.62%     35.21%++
                                                    ==========     ==========    ==========   =========    ==========    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........    $  159,430     $  141,595    $  129,784   $  80,048    $   44,620    $28,830
Ratio of operating expenses to average net assets         0.95%+         0.96%         0.98%       0.99%         1.00%      1.01%+
Ratio of net investment income to average net assets      0.99%+         1.11%         1.49%       1.31%         1.80%      1.53%+
Portfolio turnover rate ........................            48%            62%          124%        128%          131%        86%
------------------

*   The Value Equity Series commenced operations on January 3, 1995.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                 SIX MONTHS
                                                    ENDED         YEAR         YEAR          YEAR         YEAR           YEAR
                                                   6/30/00        ENDED        ENDED         ENDED        ENDED          ENDED
                                                 (UNAUDITED)    12/31/99     12/31/98      12/31/97     12/31/96#      12/31/95
                                                ------------   ----------   ----------    ----------   -----------    ----------
Net asset value, beginning of period ........     $    24.84   $    22.01    $    20.04    $    15.81   $    13.30      $  10.22
                                                  ----------   ----------    ----------    ----------   ----------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................           0.03         0.08          0.10          0.14         0.14          0.13
Net realized and unrealized gain on
   investments and foreign currencies .......           0.45         3.41          2.74          4.57         2.61          3.04
                                                  ----------   ----------    ----------    ----------   ----------      --------
Total from investment operations ............           0.48         3.49          2.84          4.71         2.75          3.17
                                                  ----------   ----------    ----------    ----------   ----------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........             --        (0.07)        (0.10)        (0.13)       (0.13)        (0.09)
Distributions from capital gains ............             --        (0.59)        (0.77)        (0.35)       (0.11)           --
                                                  ----------   ----------    ----------    ----------   ----------      --------
Total distributions .........................             --        (0.66)        (0.87)        (0.48)       (0.24)        (0.09)
                                                  ----------   ----------    ----------    ----------   ----------      --------
Net asset value, end of period ..............     $    25.32   $    24.84    $    22.01    $    20.04   $    15.81      $  13.30
                                                  ==========   ==========    ==========    ==========   ==========      ========
Total return ................................           1.93%++     15.88%        14.13%        29.82%       20.65%        31.06%
                                                  ==========   ==========    ==========    ==========   ==========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........     $  975,643   $  899,753    $  574,843    $  252,191   $  126,239      $ 81,210
Ratio of operating expenses to average net assets       0.95%+       0.96%         0.98%         0.99%        1.00%         1.01%
Ratio of net investment income to average net assets    0.30%+       0.40%         0.72%         0.96%        0.99%         1.24%
Portfolio turnover rate .....................             25%          27%           34%           26%          15%           43%
------------------

+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                             MANAGED GLOBAL SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                               SIX MONTHS
                                                  ENDED          YEAR         YEAR          YEAR          YEAR         YEAR
                                                 6/30/00         ENDED        ENDED         ENDED         ENDED        ENDED
                                               (UNAUDITED)     12/31/99     12/31/98      12/31/97     12/31/96**#   12/31/95#
                                               -----------    ----------   ------------  ------------ ------------- ----------
Net asset value, beginning of period ........   $    19.96     $    14.19    $    11.46    $    11.13   $     9.96    $    9.26
                                                ----------     ----------    ----------    ----------   ----------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................        (0.01)         (0.03)        (0.02)         0.02         0.04         0.05
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......        (0.14)          8.82          3.37          1.33         1.18         0.65
                                                ----------     ----------    ----------    ----------   ----------    ---------
Total from investment operations ............        (0.15)          8.79          3.35          1.35         1.22         0.70
                                                ----------     ----------    ----------    ----------   ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........           --             --         (0.05)        (0.17)          --           --
Dividends in excess of net investment income            --             --            --         (0.07)          --           --
Distributions from capital gains ............           --          (3.02)        (0.57)        (0.78)       (0.05)          --
                                                ----------     ----------    ----------    ----------   ----------    ---------
Total distributions .........................           --          (3.02)        (0.62)        (1.02)       (0.05)          --
                                                ----------     ----------    ----------    ----------   ----------    ---------
Net asset value, end of period ..............   $    19.81     $    19.96     $   14.19    $    11.46     $  11.13    $    9.96
                                                ==========     ==========    ==========    ==========   ==========    =========
Total return ................................        (0.75)%++      63.30%        29.31%        12.17%       12.27%        7.56%
                                                ==========     ==========    ==========    ==========   ==========    =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........   $  215,375     $  184,486    $  134,078    $  105,305   $   86,376    $  72,375
Ratio of operating expenses to average net assets     1.25%+         1.25%         1.26%         1.36%        1.26%        1.26%
Decrease reflected in above expense ratio due
   to expense limitations ...................           --             --            --            --           --         0.09%
Ratio of net investment income/(loss) to average
   net assets ...............................        (0.06)%+       (0.19)%       (0.17)%        0.06%        0.39%        0.51%
Portfolio turnover rate .....................           96%           168%          173%          199%         141%          44%
------------------

  *  Since February 1, 2000, Capital  Guardian Trust Co. has served as Portfolio
     Manager of the Series. Prior to that date, different firms served as Portfolio
     Manager.
 **  On September 3, 1996, the Managed  Global  Account of Separate  Account D of
     Golden  American Life  Insurance  Company was  reorganized  into the Trust.  Net investment  income and net realized  gains earned prior to September 3, 1996 are not subject to Internal  Revenue Code  distribution  requirements  for regulated investment companies. Financial highlights from prior periods have been restated
     to account for the entity as if it had been a regulated investment company since the commencement of operations.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                    6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period .......................       $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income ......................................             0.01
Net realized and unrealized gain on investments
   and foreign currencies ..................................             0.68
                                                                   ----------
Total from investment operations ...........................             0.69
                                                                   ----------
Net asset value, end of period .............................       $    10.69
                                                                   ==========
Total return ...............................................             6.90%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......................       $   44,342
Ratio of operating expenses to average net assets ..........             1.00%+
Ratio of net investment income to average net assets .......             0.55%+
Portfolio turnover rate ....................................                4%
------------------
*   The Large Cap Value Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                     PERIOD
                                                                      ENDED
                                                                     6/30/00*
                                                                   (UNAUDITED)
                                                                   -----------
Net asset value, beginning of period ..........................    $    10.00
                                                                   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................................          0.02
Net realized and unrealized gain on investments
  and foreign currencies ......................................          1.53
                                                                   ----------
Total from investment operations ..............................          1.55
                                                                   ----------
Net asset value, end of period ................................    $    11.55
                                                                   ==========
Total return ..................................................         15.50%++
                                                                   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $   19,725
Ratio of operating expenses to average net assets .............          1.00%+
Ratio of net investment income to average net assets ..........          1.21%+
Portfolio turnover rate .......................................            27%
------------------
*   The All Cap Series commenced operations on February 1, 2000.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  SIX MONTHS
                                                     ENDED            YEAR           PERIOD
                                                    6/30/00           ENDED           ENDED
                                                  (UNAUDITED)       12/31/99       12/31/98*#
                                                  ------------     -----------     ------------
Net asset value, beginning of period              $       24.81    $      20.31     $    17.75
                                                  -------------    ------------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................          (0.01)           0.01           0.02
Net realized and unrealized gain on investments
   and foreign currencies ......................           1.53            4.90           2.56
                                                  -------------    ------------     ----------
Total from investment operations ...............           1.52            4.91           2.58
                                                  -------------    ------------     ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........             --           (0.01)         (0.01)
Distributions in excess of net investment income             --              --          (0.01)
Distributions from capital gains ...............             --           (0.40)            --
                                                  -------------    ------------     ----------
Total distributions ............................             --           (0.41)         (0.02)
                                                  -------------    ------------     ----------
Net asset value, end of period .................  $       26.33    $      24.81     $    20.31
                                                  =============    ============     ==========
Total return ...................................           6.13%++        24.23%         14.54%++
                                                  =============    ============     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........  $   1,169,826    $  1,014,656     $  613,771
Ratio of operating expenses to average net assets          0.89%+          0.91%          0.94%+
Ratio of net investment income/(loss) to
   average net assets ..........................          (0.04)%+         0.02%          0.23%+
Portfolio turnover rate ........................             51%             89%            35%
------------------

*   The Research Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                          CAPITAL APPRECIATION SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                  SIX MONTHS
                                                     ENDED          YEAR         YEAR          YEAR         YEAR          YEAR
                                                     6/30/00       ENDED        ENDED         ENDED        ENDED         ENDED
                                                  (UNAUDITED)     12/31/99     12/31/98      12/31/97     12/31/96      12/31/95
                                                  -----------    ----------   ----------    ----------   ----------    ---------
Net asset value, beginning of period ........     $   20.02        $    18.09     $   17.65   $   15.06    $   13.51     $   11.34
                                                  ----------       ----------     ---------   ---------    ---------     ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ................         (0.01)            (0.01)         0.15        0.16         0.16          0.19
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .......         (0.13)             4.38          2.07        4.19         2.57          3.22
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Total from investment operations ............         (0.14)             4.37          2.22        4.35         2.73          3.41
                                                  ---------        ----------     ---------   ---------    ---------     ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ........            --             (0.03)        (0.15)      (0.16)       (0.17)        (0.15)
Distributions from capital gains ............            --             (2.41)        (1.63)      (1.60)       (1.01)        (1.09)
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Total distributions .........................            --             (2.44)        (1.78)      (1.76)       (1.18)        (1.24)
                                                  ---------        ----------     ---------   ---------    ---------     ---------
Net asset value, end of period ..............     $   19.88        $    20.02    $    18.09   $   17.65   $    15.06     $   13.51
                                                  =========        ==========    ==========   =========    =========     =========
Total return ................................         (0.70)%++         24.64%        12.68%      28.95%       20.26%        30.16%
                                                  =========        ==========    ==========   =========    =========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........     $ 509,369        $  411,898    $  263,313   $ 193,986   $  148,752     $ 122,227
Ratio of operating expenses to average net assets      0.95%+            0.96%         0.98%       0.99%        1.00%         1.01%
Ratio of net investment income/(loss) to average
  net assets ................................         (0.10)%+          (0.05)%        0.95%       0.95%        1.12%         1.53%
Portfolio turnover rate .....................            31%              126%           64%         51%          64%           98%
------------------

*   Since April 1, 1999 A I M Capital Management, Inc. has served as the Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as
    Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                             CAPITAL GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                    SIX MONTHS
                                                                       ENDED           YEAR          PERIOD
                                                                      6/30/00          ENDED          ENDED
                                                                    (UNAUDITED)      12/31/99      12/31/98*#
                                                                   -------------    ----------    ------------
Net asset value, beginning of period ..........................    $   18.52        $   15.62       $    14.24
                                                                   ---------        ---------       ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................        (0.04)              --             0.09
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........................        (1.47)            3.96             1.36
                                                                   ---------        ---------       ----------
Total from investment operations ..............................        (1.51)            3.96             1.45
                                                                   ---------        ---------       ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................           --            (0.02)           (0.07)
Distributions in excess of net investment income ..............           --            (0.01)              --
Distributions from capital gains ..............................           --            (1.03)              --
                                                                   ---------        ---------       ----------
Total distributions ...........................................           --            (1.06)           (0.07)
                                                                   ---------        ---------       ----------
Net asset value, end of period ................................    $   17.01        $   18.52       $    15.62
                                                                   =========        =========       ==========
Total return ..................................................        (8.15)%++        25.56%           10.19%++
                                                                   =========        =========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $ 591,637        $ 567,628       $  298,839
Ratio of operating expenses to average net assets .............         1.00%+           1.05%            1.08%+
Ratio of net investment income/(loss) to average net assets ...        (0.50)%+          0.00%            1.86%+
Portfolio turnover rate .......................................           29%             185%              92%
------------------

  *  The Capital Growth Series commenced operations on August 14, 1998.
 **  Since March 1, 1999, Alliance Capital Management, L.P. has served as Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio
     Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth & Income Series.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                            STRATEGIC EQUITY SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                   SIX MONTHS
                                                      ENDED          YEAR           YEAR         YEAR          YEAR        PERIOD
                                                     6/30/00         ENDED          ENDED        ENDED         ENDED        ENDED
                                                   (UNAUDITED)     12/31/99       12/31/98     12/31/97     12/31/96##    12/31/95*
                                                  ------------    ----------   -----------   ----------    ------------   ----------
Net asset value, beginning of period ..........   $    19.95     $    12.82    $    13.63    $   11.68     $   10.01     $ 10.00
                                                  ----------     ----------    ----------    ---------     ---------     -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................        (0.02)         (0.03)         0.16         0.20          0.23        0.06
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .........         2.23           7.24         (0.07)        2.49          1.71       (0.03)#
                                                  ----------     ----------    ----------    ---------     ---------     -------
Total from investment operations ..............         2.21           7.21          0.09         2.69          1.94        0.03
                                                  ----------     ----------    ----------    ---------     ---------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........           --          (0.02)        (0.16)       (0.19)        (0.14)      (0.02)
Distributions from capital gains ..............           --          (0.06)        (0.59)       (0.55)        (0.13)         --
Distributions in excess of capital gains ......           --             --         (0.15)          --            --          --
                                                  ----------     ----------    ----------    ---------      --------     -------
Total distributions ...........................           --          (0.08)        (0.90)       (0.74)        (0.27)      (0.02)
                                                  ----------     ----------    ----------    ---------      --------     -------
Net asset value, end of period ................   $    22.16     $    19.95    $    12.82    $   13.63      $  11.68     $ 10.01
                                                  ==========     ==========    ==========    =========      ========     =======
Total return ..................................        11.08%++       56.24%         0.84%       23.16%        19.39%       0.33%++
                                                  ==========     ==========    ==========    =========      ========     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........   $  383,965     $  205,799    $   73,261    $  51,789      $ 30,423     $ 8,067
Ratio of operating expenses to average net assets       0.95%+         0.96%         0.99%        0.99%         1.00%       1.00%+
Ratio of net investment income/(loss)
   to average net assets ......................        (0.24)%+       (0.14)%        1.46%        1.88%         2.05%       4.04%+
Portfolio turnover rate .......................          100%           176%          139%         105%          133%         29%
------------------

  *  The Strategic Equity Series commenced operations on October 2, 1995.
 **  Since March 1, 1999 A I M Capital  Management,  Inc. has served as Portfolio
     Manager for the Strategic  Equity  Series.  Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  #  The amount shown may not accord with the change in the  aggregate  gains and losses of portfolio  securities  due to timing of sales and redemption of Series shares.
 ##  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      SIX MONTHS
                                                                         ENDED              YEAR          PERIOD
                                                                        6/30/00             ENDED          ENDED
                                                                      (UNAUDITED)         12/31/99      12/31/98*#
                                                                     -------------       -----------    ------------
Net asset value, beginning of period ..........................    $       29.59        $    18.10        $   15.68
                                                                   -------------        ----------        ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ..................................            (0.07)            (0.03)            0.01
Net realized and unrealized gain on investments
   and foreign currencies .....................................             6.92             14.22             2.52
                                                                   -------------        ----------        ---------
Total from investment operations ..............................             6.85             14.19             2.53
                                                                   -------------        ----------        ---------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........................               --                --            (0.01)
Distributions from capital gains ..............................               --             (2.70)           (0.10)
                                                                   -------------        ----------        ---------
Total distributions ...........................................               --             (2.70)           (0.11)
                                                                   -------------        ----------        ---------
Net asset value, end of period ................................    $       36.44        $    29.59       $    18.10
                                                                   =============        ==========       ==========
Total return ..................................................            23.15%++          79.05%           16.12%++
                                                                   =============        ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..........................    $   1,472,189        $  781,807       $  252,022
Ratio of operating expenses to average net assets                           0.88%+            0.91%            0.95%+
Ratio of net investment income/(loss) to average net assets ...            (0.54)%+          (0.21)%           0.15%+
Portfolio turnover rate .......................................               74%              159%              55%
------------------

*   The Mid-Cap Growth Series commenced operations on August 14, 1998.
+   Annualized
++  Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                               SMALL CAP SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                        SIX MONTHS
                                                           ENDED         YEAR          YEAR          YEAR         PERIOD
                                                          6/30/00       ENDED         ENDED         ENDED         ENDED
                                                        (UNAUDITED)    12/31/99      12/31/98      12/31/97      12/31/96*
                                                        -----------   ---------     ----------    ----------    -----------
Net asset value, beginning of period ..............     $    23.44    $   16.03     $    13.25     $  12.01      $  10.00
                                                        ----------    ---------     ----------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ......................           0.02        (0.07)         (0.03)       (0.03)        (0.01)
Net realized and unrealized gain on investments
   and foreign currencies .........................           1.59         8.17           2.81         1.27          2.02
                                                        ----------    ---------     ----------     --------      --------
Total from investment operations ..................           1.61         8.10           2.78         1.24          2.01
                                                        ----------    ---------     ----------     --------      --------
LESS DISTRIBUTIONS:
Distributions from capital gains ..................             --        (0.69)            --           --            --
                                                        ----------    ---------     ----------     --------      --------
Net asset value, end of period ....................     $    25.05    $   23.44     $    16.03     $  13.25      $  12.01
                                                        ==========    =========     ==========     ========      ========
Total return ......................................           6.87%++     50.61%         20.98%       10.32%        20.10%++
                                                        ==========    =========     ==========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............     $  545,283    $ 367,637     $  147,696     $ 66,396      $ 34,365
Ratio of operating expenses to average net assets             0.95%+       0.96%          0.99%        0.99%         0.99%+
Ratio of net investment income/(loss) to average net assets   0.20%+      (0.49)%        (0.32)%      (0.34)%       (0.08)%+
Portfolio turnover rate ...........................             99%         132%           133%         130%          117%
------------------

  *  The Small Cap Series commenced operations on January 3, 1996.
 **  Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio Manager for the Small Cap Series. Prior to that date, a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                                 GROWTH SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                             SIX MONTHS
                                                                ENDED           YEAR           PERIOD
                                                               6/30/00          ENDED           ENDED
                                                             (UNAUDITED)      12/31/99       12/31/98*#
                                                            -------------    -----------     ------------
Net asset value, beginning of period ...................    $      27.49     $     15.62     $    13.63
                                                            ------------     -----------     ----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................            0.01           (0.03)         (0.03)
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................           (0.91)          12.23           2.02
                                                            ------------     -----------     ----------
Total from investment operations .......................           (0.90)          12.20           1.99
                                                            ------------     -----------     ----------
LESS DISTRIBUTIONS:
Distributions from capital gains .......................              --           (0.33)            --
                                                            ------------     -----------     ----------
Net asset value, end of period .........................    $      26.59     $     27.49     $    15.62
                                                            ============     ===========     ==========
Total return ...........................................           (3.27)%++       78.13%         14.60%++
                                                            ============     ===========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................    $  1,909,490     $ 1,416,872       $231,216
Ratio of operating expenses to average net assets ......            0.99%+          1.04%          1.09%+
Ratio of net investment income/(loss) to average net assets         0.00%+         (0.40)%        (0.58)%+
Portfolio turnover rate ................................              24%            116%            88%
------------------

  *  The Growth Series commenced operations on August 14, 1998.
 **  Since  March 1, 1999,  Janus  Capital  Corporation  has served as  Portfolio
     Manager for the Growth  Series.  Prior to that date, a different  firm served as
     Portfolio  Manager.  Along with this  change was a name  change from the Value +
     Growth Series to the Growth Series.
  +  Annualized
 ++  Non-annualized
  # Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED         YEAR          YEAR         YEAR          YEAR        YEAR
                                                        6/30/00        ENDED         ENDED        ENDED         ENDED       ENDED
                                                      (UNAUDITED)    12/31/99      12/31/98     12/31/97      12/31/96    12/31/95
                                                      -----------   ----------    ----------   ----------    ----------  ----------
Net asset value, beginning of period ...............   $    12.12   $    13.58    $    18.27   $     15.98  $    12.63   $  11.29
                                                       ----------   ----------    ----------   -----------  ----------   --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................         0.52         0.84          0.83          0.69        0.70       0.75
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ...........         1.40        (1.39)        (3.34)         2.93        3.70       1.12
                                                       ----------   ----------    ----------   -----------  ----------   --------
Total from investment operations ...................         1.92        (0.55)        (2.51)         3.62        4.40       1.87
                                                       ----------   ----------    ----------   -----------  ----------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............           --        (0.54)        (0.66)        (0.63)      (0.77)     (0.53)
Distributions from capital gains ...................           --        (0.37)        (1.52)        (0.70)      (0.28)        --
                                                       ----------   ----------    ----------   -----------  ----------   --------
Total distributions ................................           --        (0.91)        (2.18)        (1.33)      (1.05)     (0.53)
                                                       ----------   ----------    ----------   -----------  ----------   --------
Net asset value, end of period .....................   $    14.04     $  12.12      $  13.58      $  18.27  $    15.98   $  12.63
                                                       ==========   ==========    ==========   ===========  ==========   ========
Total return .......................................        15.84%++     (3.81)%      (13.45)%       22.79%      35.30%     16.59%
                                                       ==========   ==========    ==========   ===========  ==========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...............   $   64,795      $56,906       $69,911       $75,530  $   51,135   $ 34,975
Ratio of operating expenses to average net assets ..         0.95%+       0.96%         0.99%         0.99%       1.00%      1.01%
Ratio of net investment income to average net assets         5.56%+       5.61%         5.26%         4.49%       5.53%      5.79%
Portfolio turnover rate ............................           32%          36%           29%           41%         31%        53%
------------------

*   Since May 1, 2000, The Prudential Investment Corporation has served as Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
+   Annualized
++  Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                               SIX MONTHS
                                                  ENDED         YEAR         YEAR         YEAR          YEAR         YEAR
                                                 6/30/00        ENDED        ENDED        ENDED         ENDED        ENDED
                                               (UNAUDITED)    12/31/99     12/31/98     12/31/97      12/31/96     12/31/95
                                               -----------   ---------    ----------   ----------    ----------   ----------
Net asset value, beginning of period ........    $ 11.76     $   9.60      $  15.05      $  17.85     $  15.04      $  13.88
                                                 -------     --------      --------      --------     --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .......................       0.06         0.12          0.26          0.14         0.05          0.15
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ....      (0.80)        2.12         (4.73)         0.99         4.92          1.34
                                                 -------     --------      --------      --------     --------      --------
Total from investment operations ............      (0.74)        2.24         (4.47)         1.13         4.97          1.49
                                                 -------     --------      --------      --------     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ........         --        (0.08)        (0.26)        (0.13)       (0.07)        (0.13)
Distributions from capital gains ............         --           --         (0.72)        (3.80)       (2.09)        (0.20)
                                                 -------     --------      --------      --------     --------      --------
Total distributions .........................         --        (0.08)        (0.98)        (3.93)       (2.16)        (0.33)
                                                 -------     --------      --------      --------     --------      --------
Net asset value, end of period ..............    $ 11.02      $ 11.76      $   9.60       $ 15.05     $  17.85      $  15.04
                                                 =======     ========      ========      ========     ========      ========
Total return ................................      (6.29)%++    23.36%       (29.58)%        6.22%       33.17%        10.69%
                                                 =======     ========      ========      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........    $43,279     $ 40,291      $ 30,530      $ 46,229     $ 43,903      $ 27,147
Ratio of operating expenses to average net assets   0.95%+       0.96%         1.00%         0.99%        1.00%         1.01%
Ratio of net investment income to average
   net assets ...............................       1.21%+       1.07%         1.99%         0.76%        0.34%         0.89%
Portfolio turnover rate .....................         86%         204%          178%          124%          96%           24%
------------------

*  Prior to January  23,  1997,  the Hard  Assets  Series  was named the  Natural
   Resources Series. Since March 1, 1999, Baring  International  Investment Limited
   has served as Portfolio Manager for the Hard Assets Series.  Prior to that date, a different firm served as Portfolio Manager.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                            DEVELOPING WORLD SERIES**

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                            SIX MONTHS
                                                               ENDED           YEAR           PERIOD
                                                              6/30/00          ENDED           ENDED
                                                            (UNAUDITED)      12/31/99#      12/31/98*#
                                                           -------------    -----------    ------------
Net asset value, beginning of period ...................     $  11.56       $    7.37    $  10.00
                                                             --------       ---------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...........................        (0.01)           0.08        0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..................        (0.94)           4.44       (2.67)
                                                             --------       ---------    --------
Total from investment operations .......................        (0.95)           4.52       (2.63)
                                                             --------       ---------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................           --           (0.10)         --
Distributions in excess of net investment income .......           --           (0.03)         --
Distributions from capital gains .......................           --           (0.20)         --
                                                             --------       ---------    --------
Total distributions ....................................           --           (0.33)         --
                                                             --------       ---------    --------
Net asset value, end of period .........................      $ 10.61       $   11.56     $  7.37
                                                             ========       =========    ========
Total return ...........................................        (8.22)%++       61.66%     (26.27)%++
                                                             ========       =========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...................     $ 78,745       $  62,616    $  8,797
Ratio of operating expenses to average net assets ......         1.75%+          1.75%       1.83%+
Ratio of net investment income/(loss) to average
   net assets ..........................................        (0.43)%+         0.85%       0.69%+
Portfolio turnover rate ................................           75%            135%         67%
------------------

  *  The Developing World Series commenced operations on February 18, 1998.
 **  Since March 1, 1999, Baring  International  Investment Limited has served as
     Portfolio  Manager  for the  Developing  World  Series.  Prior to that  date,  a different firm served as Portfolio Manager.
  +  Annualized
 ++  Non-annualized
  #  Per share  numbers  have been  calculated  using the monthly  average  share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                            EMERGING MARKETS SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                     SIX MONTHS
                                                        ENDED         YEAR          YEAR         YEAR          YEAR         YEAR
                                                       6/30/00        ENDED         ENDED        ENDED         ENDED       ENDED
                                                     (UNAUDITED)    12/31/99#     12/31/98     12/31/97      12/31/96    12/31/95
                                                    ------------  ------------   ----------   ----------    ----------  ----------
Net asset value, beginning of period .............   $    12.25    $     6.68    $    8.80    $    9.72    $    9.06    $   10.08
                                                     ----------    ----------    ---------    ---------    ---------    ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................        (0.03)         0.07         0.06        (0.01)        0.04         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ........................        (1.01)         5.62        (2.18)       (0.90)        0.62        (1.06)
                                                     ----------    ----------    ---------    ---------    ---------    ---------
Total from investment operations .................        (1.04)         5.69        (2.12)       (0.91)        0.66        (1.02)
                                                     ----------    ----------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .............           --         (0.08)          --        (0.01)          --           --
Distributions in excess of net investment income             --         (0.01)          --           --           --           --
Return of capital ................................           --         (0.03)          --           --           --           --
                                                     ----------    ----------    ---------    ---------    ---------    ---------
Total distributions ..............................           --         (0.12)          --        (0.01)          --           --
                                                     ----------    ----------    ---------    ---------    ----------   ---------
Net asset value, end of period ...................   $    11.21    $    12.25    $    6.68    $    8.80    $    9.72     $   9.06
                                                     ==========    ==========    =========    =========    ==========   =========
Total return .....................................        (8.49)%++     85.30%      (24.09)%      (9.37)%       7.28%      (10.11)%
                                                     ==========    ==========    =========    =========    ==========   =========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............   $   38,170    $   44,949    $  26,028    $  39,436    $  51,510    $  47,974
Ratio of operating expenses to average net assets          1.75%+        1.75%        1.83%        1.80%        1.55%        1.53%
Ratio of net investment income/(loss) to average
   net assets ....................................        (0.49)%+       0.82%        0.83%       (0.09)%       0.38%        0.40%
Portfolio turnover rate ..........................          120%          183%         108%         170%         136%         141%
------------------

*   Since March 16, 2000, Baring International Investment Limited has served as Portfolio
    Manager for the Emerging Markets Series. Prior to that date, a different firm served as
    Portfolio Manager.
+   Annualized
++  Non-annualized
#   Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

---------------------------------------------------
    FINANCIAL HIGHLIGHTS
---------------------------------------------------

                                  THE GCG TRUST
                             MARKET MANAGER SERIES*

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

                                                      SIX MONTHS
                                                         ENDED         YEAR         YEAR          YEAR          YEAR        YEAR
                                                        6/30/00        ENDED        ENDED         ENDED         ENDED       ENDED
                                                      (UNAUDITED)    12/31/99     12/31/98      12/31/97      12/31/96    12/31/95
                                                    --------------  ----------- -----------   ----------    -----------  ----------
Net asset value, beginning of period ............    $    19.40    $    19.62    $   16.47    $   13.22    $   12.03    $    10.02
                                                     ----------    ----------    ---------    ---------    ---------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................          0.14          0.34         0.32         0.36         0.46          0.37
Net realized and unrealized gain on investments and
   foreign currencies ...........................          0.43          2.82         3.69         4.11         1.89          2.06
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Total from investment operations ................          0.57          3.16         4.01         4.47         2.35          2.43
                                                     ----------    ----------    ---------    ---------    ---------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment income ............            --         (0.34)       (0.32)       (0.36)       (0.46)        (0.37)
Distributions from capital gains ................            --         (3.04)       (0.54)       (0.86)       (0.70)        (0.05)
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Total distributions .............................            --         (3.38)       (0.86)       (1.22)       (1.16)        (0.42)
                                                     ----------    ----------    ---------    ---------    ---------    ----------
Net asset value, end of period ..................        $19.97    $    19.40    $   19.62    $   16.47    $   13.22    $    12.03
                                                     ==========    ==========    =========    ==========   ==========   ==========
Total return ....................................          2.94%++      16.59%       24.55%       33.82%       19.40%        24.33%
                                                     ==========    ==========    =========    ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............    $    6,928    $    7,319    $   8,139    $   6,791    $   5,585    $    5,952
Ratio of operating expenses to average net assets          1.00%+        1.00%        1.01%        1.01%        1.02%         0.89%
Decrease reflected in above expense ratio due
   to expense limitations .......................            --            --           --           --           --          0.13%
Ratio of net investment income to average net assets       1.39%+        1.57%        1.78%        2.19%        3.06%         3.42%
Portfolio turnover rate .........................            --            --           --           --           --             5%
------------------

*  On  January  2,  1998,  ING  Investment  Management,  LLC  ("IIM")  became the
   Portfolio  Manager  of the  Series.  From  March 3,  1997 to  January  1,  1998,
   Equitable  Investment  Services,  Inc.,  an affiliate of IIM, was the  Portfolio
   Manager of the Series.  Prior to March 3, 1997,  the Series had been  advised by other Portfolio Managers.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CERTIFICATES OF DEPOSIT -- 9.6%
              Barclays Bank Plc, NY:
$10,000,000    6.580% due 07/03/2000 ...........    $10,000,006
 15,000,000    6.620% due 07/31/2000 ...........     15,000,124
 10,000,000   Societe Generale, NY,
               6.580% due 07/03/2000 ...........     10,000,000
  8,000,000   Toronto Dominion Bank, NY,
               7.200% due 05/09/2001 ...........      8,000,000
  8,000,000   UBS Finance AG, (CT),
               6.875%++ due 03/27/2001 .........      7,999,162
                                                    -----------
              Total Certificates of Deposit
               (Cost $50,999,292) ..............     50,999,292
                                                    -----------
CORPORATE DEBT SECURITIES -- 27.8%
   ASSET BACKED SECURITIES -- 0.4%
  2,143,631   Heller Equipment Asset Receivables
               Trust,
               6.129% due 01/06/2001 ...........      2,143,631
                                                    -----------
   COMMUNICATIONS -- 4.7%
              AT&T Corporation:
  5,000,000    6.240%++ due 07/13/2000 .........      4,999,934
 10,000,000    6.566%++ due 03/08/2001 .........      9,999,339
 10,000,000   SBC Communications, Inc.,
               6.684%++ due 05/15/2001 .........     10,000,000
                                                    -----------
                                                     24,999,273
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 7.1%
              Bank of America NA:
  8,000,000    7.120% due 06/21/2001 ...........      8,000,000
  5,000,000    6.630% due 07/17/2000 ...........      5,000,000
              Bank One NA Illinois,
  6,000,000    6.253%++ due 10/20/2000 .........      5,998,362
  5,000,000    6.760% due 10/20/2000 ...........      5,000,000
  9,000,000    7.160% due 06/26/2001 ...........      8,999,161
  5,000,000   CitiGroup, Inc.,
               6.623%++ due 04/04/2001 .........      5,000,000
                                                    -----------
                                                     37,997,523
                                                    -----------
   FOOD AND KINDRED PRODUCTS -- 1.9%
 10,000,000   General Mills, Inc.,
               6.680% due 02/09/2001 ...........      9,997,258
                                                    -----------
   MANUFACTURING -- 1.9%
 10,000,000   Caterpillar Financial Services
               Corporation,
               6.879%++ due 05/22/2001 .........     10,007,747
                                                    -----------
   MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 1.2%
  3,000,000   International Business Machines
               Credit Corporation,
               5.898% due 08/07/2000 ...........      2,999,906
  3,300,000   Xerox Credit Corporation,
               5.635% due 07/14/2000 ...........      3,299,927
                                                    -----------
                                                      6,299,833
                                                    -----------
   PERSONAL CREDIT INSTITUTIONS -- 5.5%
  4,400,000   American General Finance
               Corporation,
               6.125%++ due 09/15/2000 .........      4,399,127
  4,000,000   Ford Motor Credit Corporation,
               6.729%++ due 08/18/2000 .........      3,999,575
  5,000,000   General Motors Acceptance
               Corporation,
               6.375%++ due 10/30/2000 .........      4,998,401
              Household Finance Corporation:
  8,000,000    6.745%++ due 03/29/2001 .........      8,000,000
  8,000,000    6.715%++ due 07/20/2001 .........      7,994,160
                                                    -----------
                                                     29,391,263
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   -----------                                         --------
   RETAIL -- 1.5%
$ 8,000,000   Wal-Mart Stores, Inc.,
               5.955%++ due 06/01/2001 .........    $ 7,898,527
                                                    -----------
   SECURITY BROKERS -- 1.7%
              Merrill Lynch & Company, Inc.:
  3,000,000    6.740% due 02/07/2001 ...........      2,999,828
  6,000,000    6.770% due 02/23/2001 ...........      6,000,000
                                                    -----------
                                                      8,999,828
                                                    -----------
   TRANSPORATION EQUIPMENT -- 1.9%
 10,000,000   DaimlerChrysler NA Holdin
               Corporation,
               6.689%++ due 02/22/2001 .........      9,995,722
                                                    -----------
              Total Corporate Debt Securities
               (Cost $147,730,605) .............    147,730,605
                                                    -----------
COMMERCIAL PAPER -- 61.8%
   ASSET BACKED SECURITIES -- 18.4%
              Ciesco LP:
 10,000,000    6.655%(double dagger)
               due 07/10/2000 ..................      9,983,800
 10,000,000    6.675%(double dagger)
               due 08/07/2000 ..................      9,933,400
 10,000,000   Corporate Asset Funding Company,
               6.783%(double dagger)
               due 08/24/2000 ..................      9,900,700
 10,000,000   Delaware Funding Corporation,
               6.729%(double dagger)
               due 07/19/2000 ..................      9,967,250
              Park Avenue Receivables:
 10,000,000    6.706%(double dagger)
               due 07/12/2000 ..................      9,979,986
 10,000,000    6.654%(double dagger)
               due 07/21/2000 ..................      9,963,444
              Preferred Receivables Funding:
 10,000,000    6.759%(double dagger)
               due 07/05/2000 ..................      9,992,689
 10,000,000    6.727%(double dagger)
               due 08/10/2000 ..................      9,926,667
              Windmill Funding Corporation:
 10,000,000    6.697%(double dagger)
               due 07/03/2000 ..................      9,996,333
  8,000,000    6.778%(double dagger)
               due 08/23/2000 ..................      7,922,384
                                                    -----------
                                                     97,566,653
                                                    -----------
   COMMUNICATIONS -- 3.7%
              Bell Atlantic Financial Services
               Corporation:
 10,000,000    6.740%(double dagger)
               due 08/25/2000 ..................      9,899,931
 10,000,000    6.716%(double dagger)
               due 08/29/2000 ..................      9,892,325
                                                    -----------
                                                     19,792,256
                                                    -----------
   DEPOSITORY INSTITUTIONS -- 12.2%
  8,000,000   Abbey National NA,
               6.697%(double dagger)
               due 12/22/2000 ..................      7,754,853
  5,000,000   Bank of America Corporation,
               7.029%(double dagger)
               due 12/06/2000 ..................      4,852,972
 10,000,000   Bank One Australia Ltd.,
               6.645%(double dagger)
               due 08/22/2000 ..................      9,903,656
              Deutsche Bank Financial:
 10,000,000    6.658%(double dagger)
               due 07/24/2000 ..................      9,958,281
 10,000,000    6.754%(double dagger)
               due 08/21/2000 ..................      9,907,067
 22,785,000   UBS Finance, (DE) LLC,
               7.307%(double dagger)
               due 07/05/2000 ..................     22,767,278
                                                    -----------
                                                     65,144,107
                                                    -----------
   INSURANCE -- 1.3%
  7,000,000   Aegon Funding Corporation,
               6.626%(double dagger)
               due 12/13/2000 ..................      6,800,121
                                                    -----------
   MANUFACTURING -- 1.9%
 10,000,000   Deere & Company,
               6.729%(double dagger)
               due 07/26/2000 ..................      9,954,375
                                                    -----------
   PHARMACEUTICALS -- 1.5%
  8,000,000   Schering Corporation,
               6.746%(double dagger)
               due 08/22/2000 ..................      7,923,964
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
COMMERCIAL PAPER -- (CONTINUED)
   PERSONAL CREDIT INSTITUTIONS -- 15.9%
              American General Finance
               Corporation:
$10,000,000    7.304%(double dagger)
               due 07/03/2000 ................    $   9,996,106
 10,000,000    6.728%(double dagger)
               due 08/14/2000 ................        9,919,944
  5,360,000   Associates Corporation North
               America,
               6.789%(double dagger)
               due 08/23/2000 ................        5,307,840
  9,250,000   Ford Motor Credit Corporation,
               7.304%(double dagger)
               due 07/03/2000 ................        9,246,429
              General  Electric  Capital
               Corporation:
  8,000,000    6.188%(double dagger)
               due 07/03/2000 ................        7,997,351
 10,000,000    6.787%(double dagger)
               due 09/12/2000 ................        9,866,572
  7,000,000   Household Finance Corporation,
               6.301%(double dagger)
               due 07/07/2000 ................        6,992,883
 25,000,000   Nestle Capital Corporation,
               6.086%(double dagger)
               due 07/03/2000 ................       24,990,972
                                                  -------------
                                                     84,318,097
                                                  -------------
   SECURITY BROKERS -- 6.9%
              Goldman Sachs Group, Inc.:
 10,000,000    6.606%(double dagger)
               due 07/12/2000 ................        9,980,017
 10,000,000    6.732%(double dagger)
               due 08/10/2000 ................        9,927,111
  7,000,000   Merrill Lynch & Company, Inc.,
               6.742%(double dagger)
               due 08/01/2000 ................        6,960,518
 10,000,000   Salomon-Smith Barney Holdings,
               6.717%(double dagger)
               due 07/31/2000 ................        9,945,250
                                                  -------------
                                                     36,812,896
                                                  -------------
              Total Commercial Paper
               (Cost $328,312,469) ...........      328,312,469
                                                  -------------
U.S. GOVERNMENT AGENCY NOTES -- 0.9%
 (Cost $4,999,734)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
  5,000,000   6.620%+ due 08/09/2000 .........        4,999,734
                                                  -------------
TOTAL INVESTMENTS (COST $532,042,100*) ... 100.1%   532,042,100
OTHER ASSETS AND LIABILITIES (NET) .........(0.1)      (426,157)
                                           ------  ------------
NET ASSETS ............................... 100.0%  $531,615,943
                                           ======  ============
 ------------------------------
               *  Aggregate cost for Federal tax purposes.
 [double dagger]  Annualized yield at date of purchase.
              ++  Varible Rate Note. Rate shown is effect of 6/30/2000.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- 52.7%
   BROADCAST, RADIO AND TELEVISION -- 1.5%
$3,000,000     News America Holdings, Inc.,
               8.500% due 02/15/2005 ...........    $ 3,078,126
                                                    -----------
   COMMUNICATIONS -- 7.0%
  3,000,000   Deutsche Telekom International
               Finance,
               7.750% due 06/15/2005 ...........      3,022,200
  3,000,000   Jones Intercable, Inc.,
               8.875% due 04/01/2007 ...........      3,051,813
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 ...........      1,944,386
  3,000,000   Vodafine AirTouch Plc,
               6.698%(double double dagger)
               due 12/19/2001 ..................      2,997,189
  3,000,000   Worldcom, Inc.,
               7.050%(double double dagger)
               due 11/26/2001 ..................      3,000,000
                                                    -----------
                                                     14,015,588
                                                    -----------
   ELECTRICAL EQUIPMENT -- 1.5%
  3,000,000   Emerson Electric Company,
               7.875% due 06/01/2005 ...........      3,087,369
                                                    -----------
   FINANCE, INSURANCE AND REAL ESTATE -- 14.7%
  3,000,000   Countrywide Home Loans, Inc.,
               6.580% due 09/21/2001 ...........      2,973,129
  3,000,000   Finova Capital Corporation,
               6.250% due 11/01/2002 ...........      2,608,893
  3,000,000   Ford Motor Credit Company,
               7.500% due 03/15/2005 ...........      2,986,470
  3,000,000   Heller Financial Inc.,
               7.875% due 05/15/2003 ...........      2,992,794
  3,000,000   Household Finance Corporation,
               7.069%(double double dagger)
               due 12/05/2001 ..................      3,000,000
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 ...........      2,756,665
  1,500,000   Northern Trust Capital I ,
               6.801%(double double dagger)
               due 01/15/2027 ..................      1,422,453
              Paine Webber Group, Inc.:
    350,000    7.387%(double double dagger)
               due 07/24/2003 ..................        353,756
  2,000,000    6.375%(double double dagger)
               due 05/15/2004 ..................      1,889,568
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 ...........      2,936,241
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 ...........      2,847,099
  3,000,000   Wells Fargo Company,
               6.625% due 07/15/2004 ...........      2,928,819
                                                    -----------
                                                     29,695,887
                                                    -----------
   FOOD AND BEVERAGES -- 1.5%
  3,000,000   Joseph E. Seagrams and Sons, Inc.,
               6.250% due 12/15/2001 ...........      2,951,493
                                                    -----------
   HOTELS/AMUSEMENT SERVICES -- 3.0%
  3,000,000   Marriott International,
               8.125% due 04/01/2005 ...........      3,008,763
  3,000,000   Park Place Entertainment
               Corporation,
               7.375% due 06/01/2002 ...........      2,958,147
                                                    -----------
                                                      5,966,910
                                                    -----------
   MANUFACTURING -- 5.3%
  2,000,000   Caterpillar Financial Services
               Corporation,
               6.875% due 08/01/2004 ...........      1,968,228
  3,000,000   DaimlerChrysler North America
               Holding Corporation,
               7.090%(double double dagger)
               due 08/23/2002 ..................      3,008,850

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
MANUFACTURING -- (CONTINUED)
 $3,000,000   R.J. Reynolds Tobacco Holdings,
               Inc.,
               7.375% due 05/15/2003 ...........    $ 2,797,641
  3,000,000   Tyco International Group S.A.,
               6.875% due 09/05/2002** .........      2,970,690
                                                    -----------
                                                     10,745,409
                                                    -----------
   MINING -- 1.8%
  3,500,000   Phelps Dodge Corporation,
               9.875% due 06/13/2001 ...........      3,571,757
                                                    -----------
   OIL AND GAS -- 4.2%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 ...........      3,607,320
  3,000,000   Kinder Morgan, Inc.,
               6.450% due 11/30/2001 ...........      2,947,350
  2,000,000   The Williams Companies, Inc.,
               6.500% due 11/15/2002 ...........      1,964,730
                                                    -----------
                                                      8,519,400
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 3.1%
  3,425,000   Fort James Corporation,
               6.700% due 11/15/2003 ...........      3,307,951
  3,000,000   International Paper Company,
               8.000% due 07/08/2003** .........      3,011,907
                                                    -----------
                                                      6,319,858
                                                    -----------
   RETAIL -- 1.8%
  1,000,000   The Kroger Company,
               6.340% due 06/01/2001 ...........        990,342
  3,000,000   Saks, Inc.,
               7.000% due 07/15/2004 ...........      2,695,155
                                                    -----------
                                                      3,685,497
                                                    -----------
   SERVICES -- 1.4%
  3,000,000   Comdisco, Inc.,
               5.950% due 04/30/2002 ...........      2,854,605
                                                    -----------
   TRANSPORTATION -- 2.9%
  3,000,000   AMERCO,
               8.800% due 02/04/2005 ...........      2,873,394
  3,000,000   CSX Corporation,
               7.250% due 05/01/2004 ...........      2,931,171
                                                    -----------
                                                      5,804,565
                                                    -----------
   UTILITIES -- 1.5%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 ...........      2,975,964
                                                    -----------
   WASTE MANAGEMENT -- 1.5%
  3,000,000   Waste Management, Inc.,
               7.125% due 06/15/2001 ...........      2,941,233
                                                    -----------
              Total Corporate Bonds
               (Cost $107,888,692) .............    106,213,661
                                                    -----------
ASSET BACKED SECURITIES -- 8.5%
  2,000,000   Anrc Auto Owner Trust,
               6.750% due 12/15/2003^ ..........      1,986,210
  3,000,000   Banc One Home Equity Trust,
               6.690% due 06/25/2029 ...........      2,965,635
  1,896,072   Coast-Plymouth Tax Lein Capital,
               LLC,
               6.950% due 11/15/2004** .........      1,879,007
  1,905,760   Garanti Trade Payment Rights Master
               Trust,
               10.810% due 06/15/2004**^ .......      1,916,480
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 ...........      1,962,785
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 ...........      1,985,920

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
ASSET BACKED SECURITIES -- (CONTINUED)
 $2,000,000   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 ...........    $ 1,992,390
  2,552,346   Provident Auto Lease Trust,
               6.555% due 08/14/2001**^ ........      2,553,380
                                                    -----------
              Total Asset Backed Securities
               (Cost $17,352,376) ..............     17,241,807
                                                    -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
   (Cost $1,694,469)
  1,709,359   CMC Securities Corporation,
               6.000% due 11/25/2008 ...........      1,696,188
                                                    -----------
YANKEE BONDS -- U.S. DOLLAR DENOMINATED -- 1.9%
  1,000,000   Hercules, Inc.,
               6.150% due 08/01/2000 ...........        999,984
  3,000,000   Petroleum Geo-Services,
               6.250% due 11/19/2003 ...........      2,839,893
                                                    -----------
              Total Yankee Bonds -- U.S. Dollar
               Denominated
               (Cost $3,888,344) ...............      3,839,877
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.6%
   FEDERAL HOME LOAN BANK (FHLB) -- 1.0%
  2,000,000   5.125% due 02/26/2002 ............      1,945,000
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.5%
    195,233   Pool #E65441
               7.500% due 04/01/2011 ...........        194,927
    130,536   Pool #E65976
               6.500% due 04/01/2011 ...........        126,088
      4,252   Pool #350042
               7.250% due 01/01/2017 ...........          4,312
     86,007   Pool #846224
               7.183% due 07/01/2024 ...........         88,210
    162,544   Pool #C00374
               9.000% due 09/01/2024 ...........        167,521
    214,143   Pool #D58465
               9.000% due 01/01/2025 ...........        220,700
    150,947   Pool #C80428
               8.000% due 09/01/2026 ...........        151,891
                                                    -----------
                                                        953,649
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 1.4%
    384,914   Pool #E20197
               7.000% due 10/01/2010 ...........        378,297
    430,014   Pool #E61721
               6.500% due 11/01/2010 ...........        415,363
    493,024   Pool #G10555
               6.000% due 06/01/2011 ...........        467,599
    354,096   Pool #E00538
               6.500% due 03/01/2013 ...........        342,032
    404,102   Pool #E00543
               6.000% due 03/01/2013 ...........        383,262
    812,919   Pool #E70003
               6.000% due 04/01/2013 ...........        770,997
                                                    -----------
                                                      2,757,550
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 2.3%
  1,000,000    6.800% due 01/10/2003 ...........        996,942
     41,026   Pool #703550
               8.500% due 03/01/2004 ...........         41,859
     75,413   Pool #127336
               8.500% due 08/01/2006 ...........         76,945

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
  $   3,332   Pool #440260
               8.500% due 08/01/2006 ...........    $     3,400
    231,940   Pool #341094
               6.500% due 04/01/2011 ...........        223,748
    255,343   Pool #344243
               6.500% due 04/01/2011 ...........        246,324
    553,860   Pool #414154
               6.000% due 02/01/2013 ...........        524,262
    550,120   Pool #379881
               6.500% due 04/01/2013 ...........        530,690
    572,064   Pool #419878
               6.500% due 04/01/2013 ...........        551,858
    826,757   Pool #425895
               6.000% due 04/01/2013 ...........        782,575
     83,280   Pool #103363
               7.820% due 12/01/2017 ...........         85,688
    229,874   Pool #299481
               8.000% due 04/01/2025 ...........        230,950
     23,499   Pool #332150
               8.500% due 12/01/2025 ...........         23,939
    453,549   Pool #397498
               7.500% due 08/01/2027 ...........        447,168
                                                    -----------
                                                      4,766,348
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 1.4%
    136,600   Pool #351992
               6.000% due 12/15/2008 ...........        129,983
    114,694   Pool #368358
               6.000% due 01/15/2009 ...........        109,138
    344,210   Pool #430587
               6.500% due 02/15/2013 ...........        334,421
    756,505   Pool #456797
               6.000% due 04/15/2013 ...........        719,860
      3,125   Pool #147899
               10.000% due 02/15/2016 ..........          3,337
      4,866   Pool #161670
               9.500% due 09/15/2016 ...........          5,062
    374,388   Pool #192568
               8.000% due 05/15/2017 ...........        378,600
    101,943   Pool #223830
               8.000% due 06/15/2017 ...........        103,090
     49,489   Pool #229269
               8.000% due 07/15/2017 ...........         50,046
     12,825   Pool #284666
               9.500% due 03/15/2020 ...........         13,342
     17,903   Pool #286024
               10.000% due 04/15/2020 ..........         19,117
     98,023   Pool #308911
               9.500% due 07/15/2021 ...........        101,975
    185,581   Pool #388581
               7.500% due 01/15/2024 ...........        184,362
     95,152   Pool #398795
               8.500% due 07/15/2026 ...........         97,560
     95,860   Pool #399003
               9.000% due 12/15/2026 ...........         99,095
    447,547   Pool #452930
               7.500% due 07/15/2027 ...........        444,607
                                                    -----------
                                                      2,793,595
                                                    -----------
              Total U.S. Government Agency
               Obligations
               (Cost $13,713,826) ..............     13,216,142
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2000 (UNAUDITED)
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. TREASURY OBLIGATIONS -- 27.2%
   U.S. TREASURY NOTES -- 27.2%
 $3,000,000   5.625% due 09/30/2001 ............    $ 2,969,040
  1,000,000   5.875% due 11/30/2001 ............        991,560
  6,000,000   6.125% due 12/31/2001 ............      5,968,080
  3,000,000   6.250% due 01/31/2002 ............      2,989,680
  3,500,000   6.500% due 03/31/2002 ............      3,502,170
  4,000,000   6.625% due 04/30/2002 ............      4,011,240
  9,000,000   6.625% due 05/31/2002 ............      9,033,750
  2,000,000   6.250% due 06/30/2002 ............      1,993,740
  5,000,000   5.750% due 10/31/2002 ............      4,928,100
  1,000,000   5.625% due 12/31/2002 ............        982,500
  1,000,000   5.500% due 01/31/2003 ............        979,370
  3,000,000   5.500% due 02/28/2003 ............      2,936,250
  1,400,000   5.250% due 08/15/2003 ............      1,358,000
  3,000,000   4.250% due 11/15/2003 ............      2,815,290
  3,000,000   5.250% due 05/15/2004 ............      2,895,000
  2,000,000   6.000% due 08/15/2004 ............      1,981,860
  4,450,000   6.750% due 05/15/2005 ............      4,555,688
                                                    -----------
                                                     54,891,318
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $55,302,913) ..............     54,891,318
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
DISCOUNT COMMERCIAL PAPER -- 2.6%
(Cost $5,290,089)
 $5,292,000   Nestle Capital Corporation,
               6.086%(double dagger)
               due 07/03/2000 ..................    $  5,290,089
                                                    ------------
TOTAL INVESTMENTS (COST $205,130,709*) ..  100.3%    202,389,082
OTHER ASSETS AND LIABILITIES (NET) ......   (0.3)       (660,341)
                                           -----    ------------
NET ASSETS ..............................  100.0%   $201,728,741
                                           =====    ============
-------------------------------
                     *  Aggregate cost for Federal tax purposes.
                    ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
        [double dagger] Annualized yield at date of purchase.
 [double double dagger] Floating rate security. Rate shown is in effect at
                        6/30/2000.
                      ^ Illiquid security.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                           GLOBAL FIXED INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
GOVERNMENT BONDS -- 94.9%
   AUSTRALIA -- 0.5%
$   300,000   Queensland Treasury Corporation,
               6.500% due 06/14/2005 ...........     $  180,303
                                                     ----------
   CANADA -- 3.9%
  1,970,000   Government of Canada,
               5.250% due 09/01/2003 ...........      1,302,396
                                                     ----------
   DENMARK -- 2.7%
              Kingdom of Denmark:
  4,675,000    6.000% due 11/15/2002 ...........        599,405
  2,610,000    5.000% due 08/15/2005 ...........        323,486
                                                     ----------
                                                        922,891
                                                     ----------
   FRANCE -- 5.8%
    680,000   French Discount Treasury Bill,
               4.338%[double double dagger]
               due 09/28/2000 ..................        642,608
              Government of France:
    614,000    5.500% due 04/25/2004 ...........        594,130
    800,000    3.500% due 07/12/2004 ...........        720,340
                                                     ----------
                                                      1,957,078
                                                     ----------
   GERMANY -- 19.9%
    140,000   Bundesobligation,
               4.500% due 05/17/2002 ...........        132,515
              Bundesrepublik:
    447,000    5.125% due 11/21/2000 ...........        427,499
    626,000    5.250% due 02/21/2001 ...........        599,227
    665,000    6.750% due 07/15/2004 ...........        672,495
    499,600    6.000% due 01/05/2006 ...........        495,047
  1,799,000    6.000% due 01/04/2007 ...........      1,784,924
  1,210,000    3.750% due 01/04/2009 ...........      1,035,563
  1,600,000    5.625% due 01/04/2028 ...........      1,537,682
                                                     ----------
                                                      6,684,952
                                                     ----------
   ITALY -- 1.6%
    590,000   Republic of Italy,
               6.000% due 05/29/2008 ...........        544,275
                                                     ----------
   JAPAN -- 17.6%
    400,000   Japan Bank for International
               Cooperation,
               8.000% due 02/05/2007 ...........        644,823
    440,000   Japan Financial Corporation
               for Municipal Enterprises:
               8.375% due 12/07/2006 ...........        723,286
              Japan Government:
174,400,000    0.300% due 10/22/2001 ...........      1,642,740
174,400,000    0.500% due 04/22/2002 ...........      1,644,245
    400,000   Kansai International Airport
               Company,
               7.375% due 09/24/2007 ...........        627,876
    375,000   Kobe City,
               9.500% due 10/20/2004 ...........        623,586
                                                     ----------
                                                      5,906,556
                                                     ----------
   NETHERLANDS -- 3.6%
  1,230,000   Dutch Government,
               6.000% due 01/15/2006 ...........      1,215,738
                                                     ----------
   SPAIN -- 3.6% Government of Spain:
    760,000    4.500% due 07/30/2004 ...........        704,799
    540,000    4.500% due 07/30/2004 ...........        501,980
                                                     ----------
                                                      1,206,779
                                                     ----------
   SUPRANATIONAL -- 5.7%
    560,000   Asian Development Bank,
               6.750% due 06/11/2007 ...........        548,800
    430,000   European Investment Bank,
               8.000% due 06/10/2003 ...........        675,942

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
SUPRANATIONAL -- (CONTINUED)
              Kfw International Finance:
$   150,000    5.500% due 06/18/2004 ...........     $  219,543
    320,000    5.500% due 06/18/2004 ...........        468,359
                                                     ----------
                                                      1,912,644
                                                     ----------
   SWEDEN -- 1.9%
  5,800,000   Kingdom of Sweden,
               5.000% due 01/15/2004 ...........        651,986
                                                     ----------
   UNITED STATES -- 28.1%
  1,860,000   U.S. Treasury Bill,
               5.569%[double double dagger]
               due 07/13/2000 ..................      1,856,528
              U.S. Treasury Bonds:
  2,240,000    7.250% due 05/15/2016 ...........      2,465,389
  1,880,000    7.500% due 11/15/2016 ...........      2,117,933
              U.S. Treasury Notes:
    580,000    5.625% due 05/15/2008 ...........        559,514
    580,000    4.750% due 11/15/2008 ...........        526,889
  1,900,000    4.250% due 01/15/2010 ...........      1,928,500
                                                     ----------
                                                      9,454,753
                                                     ----------
              Total Government Bonds
               (Cost $33,893,632) ..............     31,940,351
                                                     ----------
TOTAL INVESTMENTS (COST $33,893,632*)       94.9%    31,940,351
OTHER ASSETS AND LIABILITIES (NET)           5.1      1,723,620
                                           ------   -----------
NET ASSETS                                 100.0%   $33,663,971
                                           ======   ===========
------------------------------
                     *   Aggregate cost for Federal tax purposes.
[double double dagger]   Annualized yield at date of purchase.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                              CONTRACTS TO RECEIVE
                      ------------------------------------

EXPIRATION       LOCAL         IN EXCHANGE     VALUE IN       UNREALIZED
   DATE        CURRENCY         FOR U.S. $      U.S. $       APPRECIATION
---------- ----------------    ------------  ------------    ------------
08/10/2000 EMU    1,538,000    $1,469,840    $1,472,336         $ 2,496
06/26/2000 GBP    1,417,000     2,142,480     2,147,621           5,141
08/18/2000 JPY  771,400,000     7,245,370     7,338,462          93,092
                                                               --------
                                                               $100,729
                                                               --------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                       CONTRACTS TO DELIVER
                ------------------------------------          UNREALIZED
EXPIRATION       LOCAL         IN EXCHANGE     VALUE IN      APPRECIATION/
   DATE        CURRENCY         FOR U.S. $      U.S. $      (DEPRECIATION)
---------- ----------------    ------------  ------------    ------------
09/01/2000 CAD    1,750,000     $1,179,515   $1,184,334      $   (4,819)
07/14/2000 DKK    6,300,000        813,533      806,671           6,862
08/10/2000 EMU      732,000        648,802      692,132         (43,330)
09/26/2000 GBP    1,900,000      2,870,140    2,879,661          (9,521)
08/18/2000 JPY  229,600,000      2,200,876    2,184,225          16,651
09/26/2000 SEK    4,330,000        505,516      494,209          11,307
                                                             ----------
                                                             $  (22,850)
                                                             ----------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts ................      $   77,879
                                                             ==========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS

                             CAD -- Canadian Dollar
                             DKK -- Danish Kroner
                             EMU -- European Monetary Unit
                             GBP -- Great British Pound Sterling
                             JPY -- Japanese Yen
                             SEK -- Swedish Krona
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 59.8%
   BANKS -- 0.2%
        125   Bank for International Settlements    $   620,652
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 8.6%
    128,870   Chris-Craft Industries, Inc.+ ....      8,513,474
     89,000   Meredith Corporation .............      3,003,750
    126,500   The New York Times Company, Class A     4,996,750
      8,000   Sinclair Broadcast Group, Inc. ...        248,000
     15,800   Washington Post Company, Class B        7,552,400
                                                    -----------
                                                     24,314,374
                                                    -----------
   BUILDING/CONSTRUCTION -- 1.4%
    297,500   Johns Manville Corporation .......      3,923,281
                                                    -----------
   CHEMICALS -- 4.4%
    149,000   Cabot Corporation ................      4,060,250
    109,000   Great Lakes Chemical Corporation        3,433,500
     78,000   Imperial Chemical Industries Plc,
               ADR                                    2,403,375
    338,000   Octel Corporation+ ...............      2,640,625
                                                    -----------
                                                     12,537,750
                                                    -----------
   CONSUMER PRODUCTS -- 2.2%
     28,500   Fortune Brands, Inc. .............        657,281
     54,000   Hasbro, Inc. .....................        813,375
    134,000   Philip Morris Companies, Inc. ....      3,559,375
     71,500   Polaroid Corporation .............      1,291,469
                                                    -----------
                                                      6,321,500
                                                    -----------
   DIVERSIFIED HOLDINGS -- 0.0%#
    165,000   Lonrho Africa Plc ................         47,436
                                                    -----------
   FOOD AND BEVERAGES -- 0.5%
     44,000   McCormick & Company, Inc. ........      1,430,000
                                                    -----------
   HEALTH CARE -- 1.1%
    827,000   Smith & Nephew Plc ...............      2,971,917
                                                    -----------
   HOTELS/RESORTS -- 1.1%
    160,000   Mandalay Resort Group+ ...........      3,200,000
                                                    -----------
   INSURANCE -- 7.1%
     11,500   Aetna Inc. .......................        738,156
     24,000   Berkley (WR) Corporation .........        450,000
    109,000   Leucadia National Corporation ....      2,486,562
    198,000   Loews Corporation ................     11,880,000
     34,000   Unitrin, Inc. ....................        998,750
     21,700   White Mountains Insurance Group
               Inc. ............................      3,472,000
                                                    -----------
                                                     20,025,468
                                                    -----------
   MINING -- 3.3%
    205,000   Homestake Mining Company .........      1,409,375
    373,000   Newmont Mining Corporation .......      8,066,125
                                                    -----------
                                                      9,475,500
                                                    -----------
   OIL AND GAS -- 12.4%
    217,500   Amerada Hess Corporation .........     13,430,625
    227,300   Mitchell Energy
               & Development Corporation, Class A     7,302,012
     99,000   Murphy Oil Corporation ...........      5,884,312
    122,000   Texaco Inc. ......................      6,496,500
     25,000   USX-Marathon Group ...............        626,562
     18,500   Vastar Resources, Inc. ...........      1,519,312
                                                    -----------
                                                     35,259,323
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.7%
     22,000   Georgia-Pacific Corporation ......        475,750
      6,700   Potlatch Corporation .............        221,937
     31,000   Weyerhaeuser Company .............      1,333,000
                                                    -----------
                                                      2,030,687
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
PRINTING/PUBLISHING -- 0.3%
     38,000   Donnelley (R.R.) & Sons Company       $   857,375
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
    156,000   The Rouse Company ................      3,861,000
                                                    -----------
   RETAIL -- 2.4%
     48,000   J.C. Penney Company, Inc. ........        885,000
    750,200   Petrie Stores Corporation+ .......        914,306
    155,000   Reebok International Ltd.+ .......      2,470,312
    169,000   Toys "R" Us, Inc.+ ...............      2,461,062
                                                    -----------
                                                      6,730,680
                                                    -----------
   TRANSPORTATION -- 4.4%
    105,000   Canadian Pacific Ltd. ............      2,749,687
    130,000   Overseas Shipholding Group Inc. ..      3,201,250
     61,000   Ryder System, Inc. ...............      1,155,187
    140,000   Union Pacific Corporation+ .......      5,495,000
                                                    -----------
                                                     12,601,124
                                                    -----------
   UTILITIES -- 8.3%
    216,000   FirstEnergy Corporation ..........      5,049,000
     49,000   Kansas City Power & Light Company       1,102,500
    865,000   Niagara Mohawk Holdings, Inc.+ ...     12,055,937
     54,000   Questar Corporation ..............      1,046,250
    292,000   UniSource Energy Corporation+ ....      4,380,000
                                                    -----------
                                                     23,633,687
                                                    -----------
              Total Common Stocks
               (Cost $157,980,743) .............    169,841,754
                                                    -----------
PREFERRED STOCKS -- 3.9%
   INVESTMENT COMPANIES -- 0.2%
     11,100   Hercules Trust II ................        633,255
                                                    -----------
   MANUFACTURING -- 0.7%
     38,500   Owens-Illinois, Inc., Convertible         856,625
     36,500   USX Captial Trust I ..............      1,220,469
                                                    -----------
                                                      2,077,094
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    199,000   Rouse Company, Class B, Convertible     7,114,250
                                                    -----------
   UTILITIES -- 0.5%
      7,000   Cleveland Electric Illumuninating
               Company,
               Series L ........................        686,000
      9,017   Entergy Gulf States Utilities Inc.,
               Series B ........................        430,562
      2,850   Niagara Mohawk Power Corporation,
               Series B ........................         72,319
      4,500   Niagara Mohawk Power Corporation,
               Series C ........................        109,688
                                                    -----------
                                                      1,298,569
                                                    -----------
              Total Preferred Stocks
               (Cost $12,878,660) ..............     11,123,168
                                                    -----------
   PRINCIPAL
    AMOUNT
  -----------
CONVERTIBLE BONDS AND NOTES -- 15.8%
   AUTOMOTIVE -- 0.7%
$   747,000   Exide Cororation,
               2.900% due 12/15/2005**^ ........        366,030
  2,980,000   Pep Boys - Manny, Moe & Jack,
               5.043%(a) due 09/20/2011 ........      1,687,425
                                                    -----------
                                                      2,053,455
                                                    -----------
   BUILDING/CONSTRUCTION -- 0.4%
  2,900,000   Lennar Corporation,
               4.942%(a) due 07/29/2018 ........      1,178,125
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CONVERTIBLE BONDS AND NOTES -- (CONTINUED)
   COMMERCIAL SERVICES -- 0.0%#
$   100,000   Ogden Corporation,
               5.750% due 10/20/2002 ...........    $    84,875
                                                    -----------
   FINANCIAL SERVICES -- 0.4%
  1,200,000   Texaco Capital Inc.,
               3.500% due 08/05/2004 ...........      1,135,440
                                                    -----------
   HEALTH CARE -- 1.3%
  3,350,000   HEALTHSOUTH Corporation,
               3.250% due 04/01/2003 ...........      2,646,500
    600,000   McKesson Corporation,
               4.500% due 03/01/2004 ...........        513,000
  1,950,000   PhyCor Inc.,
               4.500% due 02/15/2003 ...........        402,188
                                                    -----------
                                                      3,561,688
                                                    -----------
   HOTELS/RESORTS -- 2.7%
  9,450,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 ...........      7,512,750
                                                    -----------
   INSURANCE -- 1.5%
  5,115,000   Loews Corporation,
               3.125% due 09/15/2007 ...........      4,283,813
                                                    -----------
   MINING -- 3.8%
    430,000   Battle Mountain Gold Company,
               6.000% due 01/04/2005 ...........        354,750
  7,250,000   Inco Ltd.,
               5.750% due 07/01/2004 ...........      6,515,938
  5,050,000   Teck Corporation,
               3.750% due 07/15/2006 ...........      3,838,000
                                                    -----------
                                                     10,708,688
                                                    -----------
   MUNICIPAL -- 0.5%
  1,225,000   California State,
               5.250% due 10/01/2011 ...........      1,267,875
                                                    -----------
   OIL AND GAS -- 0.3%
    950,000   Baker Hughes, Inc.,
               3.493%(a) due 05/05/2008 ........        732,688
                                                    -----------
   PHARMACEUTICALS -- 1.1%
  6,980,000   Roche Holdings,
               5.295%(a) due 05/06/2012**^ .....      3,254,425
                                                    -----------
   PRINTING/PUBLISHING -- 0.1%
    660,000   Times Mirror Company,
               4.050%(a) due 04/15/2017 ........        371,250
                                                    -----------
   RETAIL -- 0.1%
    485,000   Rite Aid Corporation,
               5.250% due 09/15/2002 ...........        292,819
                                                    -----------
   TELECOMMUNICATIONS -- 0.4%
  1,245,000   Bellsouth Telecommunications,
               5.850% due 11/15/2045 ...........      1,238,606
                                                    -----------
   UTILITIES -- 0.6%
  1,850,000   Potomac Electric Power Corporation,
               5.000% due 09/01/2002 ...........      1,755,188
                                                    -----------
   WASTE MANAGEMENT -- 1.9%
  5,880,000   Waste Management, Inc.,
               4.000% due 02/01/2002 ...........      5,483,100
                                                    -----------
              Total Convertible Bonds and Notes
               (Cost $48,868,835) ..............     44,914,785
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.5%
$  1,000,000  Federal Home Loan Bank,
               7.190% due 04/27/2001 ...........    $ 1,002,406
    500,000   Federal National Mortgage
               Association,
               6.375% due 01/16/2002 ...........        496,322
              Tennessee Valley Authority Power:
 15,145,000    5.880% due 04/01/2036 ...........     14,444,544
  1,400,000    5.980% due 04/01/2036 ...........      1,336,934
  3,900,000    6.235% due 07/15/2045 ...........      3,873,558
                                                    -----------
              Total U.S. Government Agency
               Obligations
               (Cost $21,907,202) ..............     21,153,764
                                                    -----------
U.S. TREASURY NOTES -- 1.6%
    500,000    6.125% due 07/31/2000 ...........        496,561
    600,000    6.250% due 04/30/2001 ...........        599,058
  1,100,000    6.250% due 10/31/2001 ...........      1,096,557
  2,205,000    5.875% due 09/30/2002 ...........      2,180,194
                                                    -----------
              Total U.S. Treasury Notes
               (Cost $4,428,567) ...............      4,372,370
                                                    -----------
     NUMBER OF                  EXPIRATION   STRIKE
     CONTRACTS                      DATE     PRICE
     ---------                  -----------  ------
PUT STOCK OPTIONS PURCHASED -- 0.0%##
   (Cost $12,060)
         20  Tribune Company    11/18/2000  $40.00       12,750
                                                   ------------
TOTAL INVESTMENTS (COST $246,076,067*) ..   88.6%   251,418,591
OTHER ASSETS AND LIABILITIES (NET) ......   11.4     32,476,194
                                           ------  ------------
NET ASSETS ..............................  100.0%  $283,894,785
                                           ======  ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security from  registration  under Rule 144A of the  Securities Act of 1933.
    These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 54.5%
   AEROSPACE/DEFENSE -- 1.1%
     98,100   The Boeing Company ...............    $ 4,101,806
     52,100   United Technologies Corporation ..      3,067,387
                                                    -----------
                                                      7,169,193
                                                    -----------
   AUTOMOTIVE -- 1.2%
    217,800   Delphi Automotive Systems
               Corporation .....................      3,171,712
     27,400   Ford Motor Company ...............      1,178,200
     90,200   TRW Inc. .........................      3,912,425
      3,587   Visteon Corporation ..............         43,498
                                                    -----------
                                                      8,305,835
                                                    -----------
   BANKS -- 2.9%
     89,400   Bank of America Corporation ......      3,844,200
     38,300   Bank of New York Company, Inc. ...      1,780,950
     16,800   Bank One Corporation .............        446,250
    276,100   HSBC Holdings Plc ................      3,156,228
    168,600   Mellon Financial Corporation .....      6,143,362
     85,300   PNC Financial Services Group .....      3,998,437
                                                    -----------
                                                     19,369,427
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
     44,500   Comcast Corporation,
               Special Class A+ ................      1,802,250
     89,500   Gannett Company, Inc. ............      5,353,219
    110,500   The New York Times Company, Class A     4,364,750
     45,800   Time Warner Inc. .................      3,480,800
     77,700   Tribune Company ..................      2,719,500
     18,445   Viacom, Inc., Class B+ ...........      1,257,718
                                                    -----------
                                                     18,978,237
                                                    -----------
   CHEMICALS -- 2.3%
     73,800   Air Products and Chemicals, Inc.        2,273,962
    179,400   Akzo Nobel N.V. ..................      7,622,053
    152,700   Rohm and Haas Company ............      5,268,150
                                                    -----------
                                                     15,164,165
                                                    -----------
   COMPUTER INDUSTRY -- 0.5%
      4,700   Hewlett-Packard Company ..........        586,912
      7,500   International Business Machines
               Corporation .....................        821,719
     25,000   Microsoft Corporation+ ...........      2,000,000
                                                    -----------
                                                      3,408,631
                                                    -----------
   CONSUMER PRODUCTS -- 0.7%
      6,000   Eastman Kodak Company ............        357,000
     87,000   Fortune Brands, Inc. .............      2,006,437
     35,000   Kimberly-Clark Corporation .......      2,008,125
                                                    -----------
                                                      4,371,562
                                                    -----------
   ELECTRONICS -- 1.3%
      1,792   Agilent Technologies, Inc.+ ......        132,160
    141,400   Emerson Electric Company .........      8,537,025
                                                    -----------
                                                      8,669,185
                                                    -----------
   FINANCIAL SERVICES -- 2.2%
     81,750   Citigroup, Inc. ..................      4,925,437
     81,100   Edwards (A.G.), Inc. .............      3,162,900
     46,600   Freddie Mac ......................      1,887,300
     23,400   Merrill Lynch & Company, Inc. ....      2,691,000
     28,000   Morgan Stanley Dean Witter &
               Company .........................      2,331,000
                                                    -----------
                                                     14,997,637
                                                    -----------
   FOOD AND BEVERAGES -- 3.0%
     30,000   Anheuser-Busch Companies, Inc. ...      2,240,625
    199,488   Archer-Daniels Midland Company ...      1,957,476
    410,547   Diageo Plc .......................      3,683,707
     54,900   General Mills, Inc. ..............      2,099,925
     21,800   Hershey Foods Corporation ........      1,057,300

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FOOD AND BEVERAGES -- (CONTINUED)
     24,300   McCormick & Company, Inc. ........    $   789,750
      2,055   Nestle S.A. ......................      4,112,897
     60,000   The Quaker Oats Company ..........      4,507,500
                                                    -----------
                                                     20,449,180
                                                    -----------
   HEALTH CARE -- 0.3%
     11,400   Baxter International Inc. ........        801,562
     40,000   HCA-The Healthcare Corporation ...      1,215,000
          1   LifePoint Hospitals, Inc.+ .......             22
          1   Triad Hospitals, Inc.+ ...........             24
                                                    -----------
                                                      2,016,608
                                                    -----------
   HOTELS/RESORTS -- 0.7%
    161,000   Harrah's Entertainment, Inc.+ ....      3,370,937
     46,000   MGM Grand, Inc. ..................      1,477,750
                                                    -----------
                                                      4,848,687
                                                    -----------
   INSURANCE -- 6.7%
     28,900   The Allstate Corporation .........        643,025
      5,050   American International Group, Inc.        593,375
      5,000   AXA ..............................        787,668
    167,300   AXA Financial, Inc. ..............      5,688,200
     30,500   The Chubb Corporation ............      1,875,750
     29,800   CIGNA Corporation ................      2,786,300
    169,600   The Hartford Financial Services
               Group, Inc. .....................      9,487,000
     33,650   Jefferson-Pilot Corporation ......      1,899,122
    141,400   Lincoln National Corporation .....      5,108,075
     54,400   Marsh & McLennan Companies, Inc.        5,681,400
     63,420   MetLife, Inc.+ ...................      1,335,784
     63,100   ReliaStar Financial Corporation ..      3,308,806
    167,800   The St. Paul Companies, Inc. .....      5,726,175
                                                    -----------
                                                     44,920,680
                                                    -----------
   LEISURE ENTERTAINMENT -- 0.1%
     15,400   The Walt Disney Company ..........        597,713
                                                    -----------
   MANUFACTURING -- 1.6%
    135,900   Deere & Company ..................      5,028,300
      5,000   General Electric Company .........        265,000
     65,000   Honeywell International Inc. .....      2,189,687
     60,600   Ingersoll-Rand Company ...........      2,439,150
     10,306   Tyco International Ltd. ..........        488,247
                                                    -----------
                                                     10,410,384
                                                    -----------
   METALS/MINING -- 0.1%
     33,600   Alcoa Inc. .......................        974,400
                                                    -----------
   OIL AND GAS -- 13.6%
     56,000   Apache Corporation ...............      3,293,500
    181,542   BP Amoco Plc, ADR ................     10,268,469
     14,700   Chevron Corporation ..............      1,246,744
    209,200   The Coastal Corporation ..........     12,735,050
     34,151   Columbia Energy Group ............      2,241,159
    159,200   Conoco Inc., Class A .............      3,502,400
    102,100   Devon Energy Corporation .........      5,736,744
     27,400   El Paso Energy Corporation .......      1,395,688
    120,857   Exxon Mobil Corporation ..........      9,487,275
    173,200   Halliburton Company ..............      8,172,875
    101,900   National Fuel Gas Company ........      4,967,625
    227,700   Noble Drilling Corporation+ ......      9,378,394
    128,000   Royal Dutch Petroleum Company,
               NY Shares .......................      7,880,000
     80,400   Sunoco, Inc. .....................      2,366,775
     41,800   Transocean Sedco Forex Inc. ......      2,233,688
    155,300   The Williams Companies, Inc. .....      6,474,069
                                                    -----------
                                                     91,380,455
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- 0.2%
     24,900   Bowater Inc. .....................    $ 1,098,713
                                                    -----------
   PHARMACEUTICALS -- 3.5%
    154,400   Abbott Laboratories ..............      6,880,450
     93,500   American Home Products Corporation      5,493,125
     75,800   Bristol-Myers Squibb Company .....      4,415,350
    111,800   Pharmacia Corporation ............      5,778,663
     19,400   SmithKline Beecham Plc, ADR ......      1,264,638
                                                    -----------
                                                     23,832,226
                                                    -----------
   REAL ESTATE INVESTMENT TRUST -- 0.5%
     68,400   Equity Residential Properties Trust     3,146,400
                                                    -----------
   RESTAURANTS -- 0.2%
     38,300   McDonald's Corporation ...........      1,261,506
                                                    -----------
   RETAIL -- 1.1%
    164,300   The Kroger Company+ ..............      3,624,869
     86,400   Safeway Inc.+ ....................      3,898,800
                                                    -----------
                                                      7,523,669
                                                    -----------
   SERVICES -- 0.7%
     53,800   Automatic Data Processing Inc. ...      2,881,662
     36,500   W.W. Grainger, Inc. ..............      1,124,656
     44,900   Xerox Corporation ................        931,675
                                                    -----------
                                                      4,937,993
                                                    -----------
   TELECOMMUNICATIONS -- 4.5%
     26,600   ALLTEL Corporation ...............      1,647,538
     45,150   AT&T Corporation .................      1,427,869
     12,400   Bell Atlantic Corporation ........        630,075
    168,200   GTE Corporation ..................     10,470,450
     90,900   Motorola, Inc. ...................      2,641,781
     30,000   Nippon Telegraph & Telephone
               Corporation, ADR ................      2,051,250
    151,066   SBC Communications Inc. ..........      6,533,605
     24,300   Sprint Corporation ...............      1,239,300
     33,000   Telephone and Data Systems, Inc...      3,308,250
                                                    -----------
                                                     29,950,118
                                                    -----------
   TRANSPORTATION -- 0.4%
     89,100   Burlington Northern Santa Fe
               Corporation .....................      2,043,731
      9,520   United Parcel Service, Inc.,
               Class B+ ........................       561,680
                                                    -----------
                                                      2,605,411
                                                    -----------
   UTILITIES -- 2.3%
     33,700   CMS Energy Corporation ...........        745,613
     69,200   CP&L Energy, Inc. ................      2,210,075
     68,000   Duke Energy Corporation ..........      3,833,500
     43,700   Eastern Enterprises ..............      2,753,100
     40,000   NiSource Inc. ....................        745,000
     25,000   PECO Energy Company ..............      1,007,813
     71,700   Pinnacle West Capital Corporation       2,428,838
     55,152   Sierra Pacific Resources .........        692,847
     53,000   Washington Gas Light Company .....      1,275,313
                                                    -----------
                                                     15,692,099
                                                    -----------
              Total Common Stocks
               (Cost $347,008,346) .............    366,080,114
                                                    -----------
PREFERRED STOCKS -- 1.8%
   INSURANCE -- 0.3%
     81,900   Lincoln National Corporation .....      1,658,475
                                                    -----------
   MANUFACTURING -- 0.2%
     68,600   Owens-Illinois, Inc. .............      1,526,350
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 0.3%
     33,600   El Paso Energy Capital Trust I ...    $ 2,163,000
                                                    -----------
   RETAIL -- 0.4%
     34,900   CVS Corporation ..................      2,471,356
                                                    -----------
   UTILITIES -- 0.6%
     47,700   CMS Energy Corporation ...........      1,335,600
     36,000   NiSource Inc. ....................      1,424,250
     29,100   TXU Corporation ..................      1,131,263
                                                    -----------
                                                      3,891,113
                                                    -----------
              Total Preferred Stocks
               (Cost $13,702,610) ..............     11,710,294
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
CORPORATE BONDS -- 20.8%
   ADVERTISING -- 0.0%#
$   250,000   Outdoor Systems, Inc.,
               8.875% due 06/15/2007 ...........        252,500
                                                    -----------
   AIRLINES -- 1.0%
    572,618   American Airlines, Inc.,
               6.855% due 04/15/2009 ...........        559,417
  1,756,434   Atlas Air, Inc.,
               7.200% due 01/02/2019 ...........      1,631,261
              Continental Airlines, Inc.:
     88,722    9.500% due 10/15/2013 ...........         91,755
    673,420    6.648% due 09/15/2017 ...........        615,206
    476,231    6.545% due 02/02/2019 ...........        433,711
  1,091,258    7.256% due 03/15/2020 ...........      1,036,330
              Northwest Airlines, Inc.:
    866,000    8.072% due 10/01/2019 ...........        866,000
  1,477,509    6.810% due 02/01/2020 ...........      1,327,324
                                                    -----------
                                                      6,561,004
                                                    -----------
   AUTOMOTIVE -- 1.3%
              DaimlerChrysler NA Holding
               Corporation:
  5,464,000    6.630% due 09/21/2001 ...........      5,417,037
  1,042,000    7.750% due 05/27/2003 ...........      1,050,409
  1,774,000    7.400% due 01/20/2005 ...........      1,771,362
    280,000   Ford Motor Company,
               8.900% due 01/15/2032 ...........        305,896
    335,000   General Motors Corporation,
               9.400% due 07/15/2021 ...........        386,597
                                                    -----------
                                                      8,931,301
                                                    -----------
   BANKS -- 0.4%
  1,318,000   The Chase Manhattan Corporation,
               6.750% due 12/01/2004 ...........      1,286,700
    489,000   Fleet National Bank,
               5.750% due 01/15/2009 ...........        427,363
    225,000   Riggs National Corporation,
               9.650% due 06/15/2009 ...........        225,679
    347,000   State Street Corporation,
               7.650% due 06/15/2010 ...........        344,894
    186,000   Washington Mutual Capital I,
               8.375% due 06/01/2027 ...........        165,988
                                                    -----------
                                                      2,450,624
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 0.7%
  1,000,000   Adelphia Communications Corporation,
               9.793%(a) due 01/15/2008 ........        415,000
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 ...........        251,875

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- (CONTINUED)
   BROADCAST, RADIO AND TELEVISION -- (CONTINUED)
$   539,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 ...........    $   469,922
    300,000   FrontierVision L.P.,
               11.000% due 10/15/2006 ..........        304,500
  2,224,000   Hearst-Argyle Television, Inc.,
               7.500% due 11/15/2027 ...........      1,926,309
              News America Inc.:
    357,000    6.703% due 05/21/2004 ...........        338,421
     78,000    6.625% due 01/09/2008 ...........         71,488
    882,000    7.300% due 04/30/2028 ...........        759,512
    526,000   Time Warner, Inc.,
               6.625% due 05/15/2029 ...........        443,614
                                                    -----------
                                                      4,980,641
                                                    -----------
   CHEMICALS -- 0.3%
  2,090,000   Lyondell Chemical Company,
               9.625% due 05/01/2007 ...........      2,063,875
                                                    -----------
   CONSTRUCTION/BUILDING MATERIALS -- 0.0%#
    300,000   Nortek, Inc.,
               9.250% due 03/15/2007 ...........        282,000
                                                    -----------
   FINANCIAL SERVICES -- 5.5%
              AIG SunAmerica Global Financial II:
  1,641,000    7.400% due 05/05/2003** .........      1,647,093
  1,243,000    7.600% due 06/15/2005**^ ........      1,255,363
    793,000   AIG SunAmerica Institutional
               Funding,
               5.750% due 02/16/2009 ...........        694,470
              Associates Corporation of North
               America:
  2,004,000    5.750% due 11/01/2003 ...........      1,894,802
  2,537,000    5.500% due 02/15/2004 ...........      2,362,995
    322,000   AT&T Capital Corporation,
               6.250% due 05/15/2001 ...........        319,401
  1,032,000   Beaver Valley Funding Corporation,
               9.000% due 06/01/2017 ...........      1,032,000
    100,000   Capital One Financial Corporation,
               7.250% due 12/01/2003 ...........         97,711
    100,000   Colonial Capital II,
               8.920% due 01/15/2027 ...........         83,910
    510,000   Countrywide Home Loans, Inc.,
               6.250% due 04/15/2009 ...........        446,624
  1,250,000   Criimi Mae Commercial Mortgage
               Trust,
               7.000% due 03/02/2011 ...........      1,088,838
              Ford Motor Credit Company:
  3,598,000    6.700% due 07/16/2004 ...........      3,476,841
  1,892,000    7.750% due 02/15/2007 ...........      1,891,487
    662,000    5.800% due 01/12/2009 ...........        576,822
  2,024,000    7.875% due 06/15/2010 ...........      2,024,648
              General Electric Capital
               Corporation:
  1,320,000    7.500% due 05/15/2005 ...........      1,337,173
    665,000    8.700% due 03/01/2007 ...........        716,178
    457,000    8.850% due 03/01/2007 ...........        495,746
    336,000    8.750% due 05/21/2007 ...........        361,472
    592,000    8.500% due 07/24/2008 ...........        632,238
  1,026,000    7.375% due 01/19/2010 ...........      1,038,240
              General Motors Acceptance
               Corporation:
  2,500,000    6.750% due 12/10/2002 ...........      2,463,398
    732,000    5.950% due 03/14/2003 ...........        705,139
  2,408,000    7.625% due 06/15/2004 ...........      2,411,191
  3,000,000   Goldman Sachs Group L.P.,
               5.900% due 01/15/2003** .........      2,884,554
  1,211,000   GS Escrow Corporation,
               6.750% due 08/01/2001** .........      1,176,764

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   FINANCIAL SERVICES -- (CONTINUED)
$   627,000   John Deere Capital Corporation,
               7.000% due 10/15/2002 ...........    $   621,839
              Midamerican Funding LLC,
    220,000    5.850% due 03/01/2001** .........        217,651
    687,000    6.927% due 03/01/2029** .........        573,344
              Midland Funding Corporation:
     69,560    10.330% due 07/23/2002 ..........         71,217
     31,000    11.750% due 07/23/2005 ..........         33,061
              Morgan Stanley Dean Witter &
               Company:
  1,121,000    7.125% due 01/15/2003 ...........      1,114,174
    816,000    7.750% due 06/15/2005 ...........        821,085
    401,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** .........        365,621
                                                    -----------
                                                     36,933,090
                                                    -----------
   FOOD AND BEVERAGES -- 0.5%
              Joseph E. Seagrams and Sons, Inc.:
  1,042,000    5.790% due 04/15/2001 ...........      1,029,076
  1,355,000    6.400% due 12/15/2003 ...........      1,304,586
  1,054,000    7.500% due 12/15/2018 ...........        997,327
    165,000   Nabisco, Inc.,
               6.375% due 02/01/2035 ...........        151,045
                                                    -----------
                                                      3,482,034
                                                    -----------
   INSURANCE -- 1.0%
  1,822,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ...........      1,655,928
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** .........        262,245
  5,110,000   Loews Corporation,
               3.125% due 09/15/2007 ...........      4,279,625
    380,000   Providian Capital I,
               9.525% due 02/01/2027** .........        320,290
                                                    -----------
                                                      6,518,088
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.3%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** .........      6,184,800
  1,554,000    10.150% due 05/01/2012 ..........      1,809,585
    784,000    8.375% due 07/15/2033 ...........        798,619
                                                    -----------
                                                      8,793,004
                                                    -----------
   MANUFACTURING -- 0.1%
    441,000   Eaton Corporation,
               6.950% due 11/15/2004 ...........        428,809
                                                    -----------
   OIL AND GAS -- 1.1%
              The Coastal Corporation:
  1,258,000    6.200% due 05/15/2004 ...........      1,204,597
  1,599,000    7.750% due 06/15/2010 ...........      1,590,955
    547,000   Enron Corporation,
               7.875% due 06/15/2003 ...........        551,087
    993,000   Northern Natural Gas Company,
               7.000% due 06/01/2011** .........        927,214
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 ...........        909,220
    762,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 ...........        789,343
    650,000   Tennessee Gas Pipeline Company,
               7.625% due 04/01/2037 ...........        599,262
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 ...........         92,170

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
CORPORATE BONDS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
$   205,000   Ultramar Diamond Shamrock
               Corporation,
               7.200% due 10/15/2017 ...........    $   185,117
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006** .........        369,350
                                                    -----------
                                                      7,218,315
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.5%
              Georgia Pacific Corporation:
    658,000    9.950% due 06/15/2002 ...........        683,673
  1,250,000    7.700% due 06/15/2015 ...........      1,164,354
     10,000    9.875% due 11/01/2021 ...........         10,236
  1,000,000    9.500% due 05/15/2022 ...........      1,003,930
    250,000   U.S. Timberlands Klamath Falls,
               LLC,
               9.625% due 11/15/2007 ...........        221,250
                                                    -----------
                                                      3,083,443
                                                    -----------
   RETAIL -- 0.3%
              Federated Department Stores, Inc.:
  1,535,000    8.500% due 06/15/2003 ...........      1,561,562
    195,000    6.300% due 04/01/2009 ...........        173,572
                                                    -----------
                                                      1,735,134
                                                    -----------
   SERVICES -- 0.3%
  3,440,000   Xerox Corporation,
               0.570% due 04/21/2018** .........      1,810,300
                                                    -----------
   TELECOMMUNICATIONS -- 1.8%
  1,110,000   American Tower Corporation,
               5.000% due 02/15/2010**^ ........      1,129,425
    231,000   AT&T Canada, Inc.,
               9.950% due 06/15/2008 ...........        188,172
  1,728,000   AT&T Corporation,
               9.650% due 03/31/2027 ...........      1,879,354
    438,000   BellSouth Corporation,
               7.750% due 02/15/2010 ...........        438,520
  1,549,000   Comcast Corporation,
               9.125% due 10/15/2006 ...........      1,625,810
    200,000   MCI WorldCom, Inc.,
               8.875% due 01/15/2006 ...........        206,309
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 ...........      1,713,207
  2,018,000    5.875% due 05/01/2004 ...........      1,902,694
  1,802,000    6.900% due 05/01/2019 ...........      1,603,448
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 ...........        464,343
  1,180,000   Qwest Corporation,
               7.625% due 06/09/2003** .........      1,178,546
                                                    -----------
                                                     12,329,828
                                                    -----------
   TRANSPORTATION -- 0.1%
              Union Pacific Corporation:
    413,000    5.780% due 10/15/2001 ...........        405,371
    640,000    6.340% due 11/25/2003 ...........        612,961
                                                    -----------
                                                      1,018,332
                                                    -----------
   UTILITIES -- 4.6%
  1,998,696   AEP Generating Corporation,
               9.810% due 12/07/2022 ...........      2,230,880
  1,681,848   CE Generation, LLC,
               7.416% due 12/15/2018** .........      1,575,014

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
UTILITIES -- (CONTINUED)
              Cleveland Electric Illuminating
               Company:
 $5,360,000    7.670% due 07/01/2004 ...........     $5,318,685
    201,000    7.880% due 11/01/2017 ...........        192,478
    362,000    9.000% due 07/01/2023 ...........        360,494
              CMS Energy Corporation:
    621,000    8.000% due 07/01/2001 ...........        611,679
  2,463,000    8.375% due 07/01/2003 ...........      2,382,928
  1,700,000    6.750% due 01/15/2004 ...........      1,575,035
  1,359,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 ...........      1,340,970
              The Connecticut Light and Power
               Company:
    147,000    7.875% due 06/01/2001 ...........        147,357
  1,000,000    8.590% due 06/05/2003** .........        973,804
    415,000    7.875% due 10/01/2024 ...........        415,143
    760,000   Empresa Electrica Guacolda S.A.,
               7.600% due 04/30/2001** .........        752,400
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 ...........        433,003
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 ...........        232,980
     15,000   MidAmerican Energy Holdings,
               7.230% due 09/15/2005 ...........         14,593
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 ...........        810,575
    202,000    7.375% due 08/01/2003 ...........        200,580
  2,005,000    7.750% due 05/15/2006 ...........      1,997,898
    364,000    8.770% due 01/01/2018 ...........        375,495
     90,000    8.500% due 07/01/2023 ...........         90,052
     73,000   North Atlantic Energy Corporation,
               9.050% due 06/01/2002 ...........         72,740
    597,324   Northeast Utilities Corporation,
               8.580% due 12/01/2006 ...........        581,738
    505,000   NRG Energy Inc.,
               8.700% due 03/15/2005** .........        507,115
    697,000   NRG South Central, LLC,
               8.962% due 03/15/2016** .........        705,552
    632,000   NSTAR,
               8.000% due 02/15/2010 ...........        634,827
              Salton Sea Funding Corporation:
     15,226    7.370% due 05/30/2005 ...........         14,941
    800,000    7.840% due 05/30/2010 ...........        784,453
    219,030   System Energy Resources,
               7.430% due 01/15/2011 ...........        209,059
    514,000   Texas Utilities Company,
               5.940% due 10/15/2011 ...........        504,478
  1,238,000   Toledo Edison Company,
               7.875% due 08/01/2004 ...........      1,235,564
    371,000   TXU Eastern Funding Company,
               6.150% due 05/15/2002 ...........        359,104
    352,000   UtiliCorp United Inc.,
               7.000% due 07/15/2004 ...........        337,247
  1,133,691   Waterford 3 Funding,
               8.090% due 01/02/2017 ...........      1,062,675
  2,141,000   Wisconsin Electric Power,
               6.625% due 12/01/2002 ...........      2,123,116
                                                    -----------
                                                     31,164,652
                                                    -----------
              Total Corporate Bonds
               (Cost $145,350,831) .............    140,036,974
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
$   825,000   America Express Credit Account
               Master Trust,
               5.600% due 11/15/2006 ...........    $   782,026
  1,218,901   Bear Stearns Commerical Mortgage
               Securities,
               6.800% due 09/15/2008 ...........      1,193,949
    330,948   Beneficial Mortgage Corporation,+
               6.731%++ due 09/28/2037 .........        329,902
     93,505   BlackRock Capital Finance, LP,
               7.750% due 09/25/2026 ...........         51,428
              Chase Commercial Mortgage
               Securities Corporation:
    385,000    7.543% due 09/15/2009 ...........        384,992
    874,000    6.390% due 11/18/2030 ...........        816,858
              COMM 2000:
  1,237,000    6.850%[double double dagger]
               due 01/15/2003** ................      1,237,000
    758,811    6.950%[double double dagger]
               due 12/16/2011** ................        758,811
  2,058,000   Countrywide Alternative Loan Trust,
               8.000% due 07/25/2030 ...........      2,084,589
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008 ...........        404,532
  1,168,959   Ford Credit Auto Owner Trust,
               6.200% due 04/15/2002 ...........      1,165,303
  2,053,051   GS Mortgage Securities Corporation,
               6.060% due 10/18/2030 ...........      1,963,148
    262,908   Illinois Power Special Purpose
               Trust,
               5.260% due 06/25/2003 ...........        259,756
              JP Morgan Commerical Mortgage
               Finance Corporation:
    694,973    6.931% due 04/15/2010 ...........        694,973
    426,000    6.613% due 01/15/2030 ...........        404,785
              Jet Equipment Trust:
     49,118    9.410% due 06/15/2010** .........         52,654
     44,247    8.640% due 11/01/2012** .........         45,321
     10,000    10.690% due 11/01/2013** ........         11,672
              Residential Accredit Loans, Inc.:
  1,000,000    7.000% due 03/25/2028 ...........        942,455
  1,625,000    6.750% due 10/25/2028 ...........      1,540,537
    376,000   Residential Funding Mortgage
               Securities,
               7.660% due 09/25/2012 ...........        375,516
    645,336   Starwood Asset Receivables Trust,
               6.951% due 08/25/2003** .........        645,336
                                                    -----------
              Total Collateralized Mortgage
               Obligations
               (Cost $16,282,041) ..............     16,145,543
                                                    -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
   FEDERAL HOME LOAN BANK (FHLB) -- 0.1%
    800,000    5.700% due 03/03/2009 ...........        716,623
                                                    -----------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 0.2%
  1,432,007   Pool #C18106
               6.500% due 11/01/2028 ...........      1,352,788
                                                    -----------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 5.6%
  1,270,000   Pool #410201
               5.722% due 03/01/2009 ...........      1,151,715
    675,000    6.625% due 09/15/2009 ...........        652,070
  5,765,000    7.250% due 01/15/2010 ...........      5,821,976
  9,876,000    7.125% due 06/15/2010 ...........      9,914,615
  2,814,921   Pool #436880
               6.500% due 08/01/2028 ...........      2,654,808
  2,724,271   Pool #430883
               6.500% due 09/01/2028 ...........      2,569,314

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
 $2,889,207   Pool #450807
               6.500% due 11/01/2028 ...........    $ 2,724,869
    867,825   Pool #452026
               6.500% due 11/01/2028 ...........        818,463
    661,174   Pool #252162
               6.500% due 12/01/2028 ...........        623,567
    429,661   Pool #479026
               6.500% due 01/01/2029 ...........        405,222
    399,506   Pool #508538
               7.000% due 08/01/2029 ...........        385,771
              Pool #32767
  3,600,000    7.500% due 10/01/2029 ...........      3,545,438
  3,600,000    7.000% due 11/01/2029 ...........      3,472,592
  3,325,577   Pool #535041
               7.000% due 12/01/2029 ...........      3,211,244
                                                    -----------
                                                     37,951,664
                                                    -----------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.4%
  5,310,256   Pool #323416
               8.000% due 05/15/2022 ...........      5,369,997
    555,235   Pool #780598
               7.500% due 12/15/2023 ...........        551,937
    132,210    8.000% due 06/20/2025 ...........        132,723
    104,932   Pool #353404
               7.500% due 09/15/2025 ...........        104,242
    504,635   Pool #414736
               7.500% due 11/15/2025 ...........        501,319
     70,911   Pool #417340
               7.500% due 04/15/2026 ...........         70,445
    133,973   Pool #423906
               7.500% due 07/15/2026 ...........        133,093
     16,911   Pool #432725
               8.000% due 07/15/2026 ...........         17,101
    266,652   Pool #436405
               8.000% due 07/15/2026 ...........        269,651
     11,405   Pool #436440
               7.500% due 08/15/2026 ...........         11,330
    222,155   Pool #433213
               7.500% due 09/15/2026 ...........        220,696
    310,102   Pool #409052
               7.500% due 10/15/2026 ...........        308,065
  1,199,577   Pool #431365
               7.500% due 10/15/2026 ...........      1,191,696
    226,322   Pool #433128
               7.500% due 10/15/2026 ...........        224,835
     21,168   Pool #442177
               8.000% due 12/15/2026 ...........         21,406
    513,980   Pool #780498
               7.500% due 01/15/2027 ...........        510,927
    459,297   Pool #439051
               7.500% due 02/15/2027 ...........        456,279
     25,941   Pool #432446
               7.500% due 04/15/2027 ...........         25,770
    190,586   Pool #780546
               7.500% due 04/15/2027 ...........        189,454
    120,415   Pool #418877
               7.500% due 05/15/2027 ...........        119,624
    660,519   Pool #426435
               7.500% due 05/15/2027 ...........        656,179
     70,713   Pool #439558
               7.500% due 05/15/2027 ...........         70,249
    365,169   Pool #411815
               8.000% due 07/15/2027 ...........        369,277

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2000 (UNAUDITED)
   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
    (GNMA) -- (CONTINUED)
$   372,859   Pool #448957
               7.500% due 09/15/2027 ...........    $   370,410
    127,219   Pool #455301
               7.500% due 09/15/2027 ...........        126,383
    274,994   Pool #427811
               7.500% due 11/15/2027 ...........        273,188
    431,351   Pool #410449
               7.500% due 02/15/2028 ...........        428,517
     76,084   Pool #458872
               7.000% due 03/15/2028 ...........         74,039
     49,485   Pool #460810
               7.000% due 04/15/2028 ...........         48,155
  1,301,708   Pool #467737
               7.000% due 04/15/2028 ...........      1,266,718
    238,129   Pool #480413
               7.000% due 07/15/2028 ...........        231,728
    602,913   Pool #480776
               7.000% due 07/15/2028 ...........        586,707
    701,324   Pool #450368
               7.000% due 08/15/2028 ...........        682,379
    374,298   Pool #468129
               7.000% due 08/15/2028 ...........        364,188
  1,561,211   Pool #486467
               7.000% due 08/15/2028 ...........      1,519,246
    987,165   Pool #186997
               8.000% due 11/15/2029 ...........        998,270
  2,164,189   Pool #486237
               8.000% due 12/15/2029 ...........      2,188,536
  1,308,252   Pool #486238
               8.000% due 12/15/2029 ...........      1,322,970
  1,992,720   Pool #507241
               8.000% due 12/15/2029 ...........      2,015,138
  1,492,590   Pool #517447
               8.000% due 12/15/2029 ...........      1,509,382
  1,792,734   Pool #521648
               8.000% due 12/15/2029 ...........      1,812,902
    939,526   Pool #525494
               8.000% due 12/15/2029 ...........        950,095
    997,302   Pool #500212
               8.000% due 02/15/2030 ...........      1,008,521
                                                    -----------
                                                     29,303,767
                                                    -----------
              Total U.S. Government Agency Obligations
               (Cost $70,169,451) ..............     69,324,842
                                                    -----------

   PRINCIPAL                                           VALUE
    AMOUNT                                           (NOTE 1)
   ---------                                         --------
U.S. TREASURY OBLIGATIONS -- 6.0%
   U.S. TREASURY BONDS -- 4.3%
$  9,631,000   9.875% due 11/15/2015 ...........    $13,052,991
 15,752,000    6.125% due 08/15/2029 ...........     15,933,148
                                                    -----------
                                                     28,986,139
                                                    -----------
   U.S. TREASURY NOTES -- 1.7%
  5,000,000    4.250% due 01/15/2010 ...........      5,075,000
  6,103,000    6.500% due 02/15/2010 ...........      6,305,009
                                                    -----------
                                                     11,380,009
                                                    -----------
              Total U.S. Treasury Obligations
               (Cost $40,075,979)                    40,366,148
                                                    -----------
SHORT TERM INVESTMENTS -- 3.8%
   (Cost $25,490,693)
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 3.8%
 25,500,000    4.869%[double dagger]
               due 07/03/2000 ..................     25,490,693
                                                    -----------
TOTAL INVESTMENTS (COST $658,079,951*) ..   99.6%   669,154,608
OTHER ASSETS AND LIABILITIES (NET) ......    0.4      3,011,135
                                           ------  ------------
NET ASSETS ..............................  100.0%  $672,165,743
                                           ======  ============
-------------------------------
                     *  Aggregate cost for Federal tax purposes.
                    ** Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
                     ^  Illiquid security.
                     +  Non-income producing securities.
       [double dagger]  Annualized yield at date of purchase.
[double double dagger]  Floating rate security. Rate shown is in effect at 6/30/2000.
                   (a) The rate shown is the effective yield at date of purchase.
                     #  Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 1.8%
     26,300   The Boeing Company ...............    $ 1,099,669
    142,000   Lockheed Martin Corporation ......      3,523,375
                                                    -----------
                                                      4,623,044
                                                    -----------
   AUTOMOTIVE -- 0.8%
     24,400   Dana Corporation .................        516,975
     82,200   Genuine Parts Company ............      1,644,000
                                                    -----------
                                                      2,160,975
                                                    -----------
   BANKS -- 8.0%
     34,400   Bank of America Corporation ......      1,479,200
     91,700   Bank One Corporation .............      2,435,781
     54,000   Firstar Corporation ..............      1,137,375
    115,561   FleetBoston Financial Corporation       3,929,074
     28,200   KeyCorp ..........................        497,025
    169,700   Mellon Financial Corporation .....      6,183,444
     55,700   Mercantile Bankshares Corporation       1,660,556
     53,300   National City Corporation ........        909,431
     62,800   Wells Fargo & Company ............      2,433,500
                                                    -----------
                                                     20,665,386
                                                    -----------
   CHEMICALS -- 3.0%
     39,900   The Dow Chemical Company .........      1,204,481
     62,200   du Pont (E.I.) de Nemours and
               Company .........................      2,721,250
     54,600   Great Lakes Chemical Corporation        1,719,900
     94,900   Hercules, Inc. ...................      1,334,531
     26,500   Imperial Chemical Industries Plc,
               ADR .............................        816,531
                                                    -----------
                                                      7,796,693
                                                    -----------
   COMPUTER INDUSTRY -- 1.9%
     24,700   BMC Software, Inc.+ ..............        901,164
     50,700   Compaq Computer Corporation ......      1,296,019
     27,000   Microsoft Corporation+ ...........      2,160,000
     40,500   Unisys Corporation+ ..............        589,781
                                                    -----------
                                                      4,946,964
                                                    -----------
   CONSUMER PRODUCTS -- 9.1%
     54,000   Eastman Kodak Company ............      3,213,000
    117,600   Fort James Corporation ...........      2,719,500
     60,300   Fortune Brands, Inc. .............      1,390,669
     34,200   The Gillette Company .............      1,194,862
     80,400   Hasbro, Inc. .....................      1,211,025
     88,500   International Flavors & Fragrances,
               Inc. ............................      2,671,594
     62,800   Kimberly-Clark Corporation .......      3,603,150
     84,300   Philip Morris Companies, Inc. ....      2,239,219
     21,100   The Procter & Gamble Company .....      1,207,975
     71,200   The Stanley Works ................      1,691,000
     27,700   Tupperware Corporation ...........        609,400
    107,400   UST, Inc. ........................      1,577,437
                                                    -----------
                                                     23,328,831
                                                    -----------
   ELECTRONICS -- 1.4%
     71,300   Hubbell, Inc., Class B ...........      1,818,150
     52,800   Rockwell International Corporation      1,663,200
                                                    -----------
                                                      3,481,350
                                                    -----------
   FINANCIAL SERVICES -- 4.7%
     55,000   Citigroup, Inc. ..................      3,313,750
     60,600   Dun & Bradstreet Corporation .....      1,734,675
     59,100   Fannie Mae .......................      3,084,281
     37,700   H&R Block, Inc. ..................      1,220,537
     25,700   Morgan (J.P) & Company ...........      2,830,212
                                                    -----------
                                                     12,183,455
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FOOD AND BEVERAGES -- 8.1%
     21,000   Anheuser-Busch Companies, Inc. ...    $ 1,568,437
     41,000   Brown-Forman Corporation, Class B       2,203,750
     63,800   Campbell Soup Company ............      1,858,175
    125,700   General Mills, Inc. ..............      4,808,025
     78,100   H.J. Heinz Company ...............      3,416,875
     74,900   Hershey Foods Corporation ........      3,632,650
     38,100   Kellogg Company ..................      1,133,475
     70,200   McCormick & Company, Inc. ........      2,281,500
                                                    -----------
                                                     20,902,887
                                                    -----------
   HEALTH CARE -- 0.5%
     41,900   Becton, Dickinson & Company ......      1,202,006
                                                    -----------
   HOTELS/RESORTS -- 1.8%
    155,200   Hilton Hotels Corporation ........      1,455,000
     99,800   Starwood Hotels and Resorts
               Worldwide, Inc. .................      3,249,737
                                                    -----------
                                                      4,704,737
                                                    -----------
   INSURANCE -- 5.2%
     49,300   American General Corporation .....      3,007,300
     39,500   The Chubb Corporation ............      2,429,250
     40,600   Lincoln National Corporation .....      1,466,675
     74,100   SAFECO Corporation ...............      1,472,737
     77,300   The St. Paul Companies, Inc. .....      2,637,862
    113,300   UnumProvident Corporation ........      2,273,081
                                                    -----------
                                                     13,286,905
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.2%
     79,200   The Walt Disney Company ..........      3,073,950
                                                    -----------
   MANUFACTURING -- 3.9%
     45,000   Armstrong Holdings, Inc. .........        689,062
     15,800   Cooper Industries, Inc. ..........        514,487
     21,700   Eaton Corporation ................      1,453,900
     39,100   Minnesota Mining and Manufacturing
               Company .........................      3,225,750
    113,300   Pall Corporation .................      2,096,050
     27,400   Phelps Dodge Corporation .........      1,018,938
     23,200   PPG Industries, Inc. .............      1,028,050
                                                    -----------
                                                     10,026,237
                                                    -----------
   MINING -- 0.4%
     47,400   Newmont Mining Corporation .......      1,025,025
                                                    -----------
   OIL AND GAS -- 13.5%
     39,600   Amerada Hess Corporation .........      2,445,300
     63,600   Baker Hughes, Inc. ...............      2,035,200
    133,624   BP Amoco Plc, ADR ................      7,558,108
     47,000   Chevron Corporation ..............      3,986,188
     86,562   Exxon Mobil Corporation ..........      6,795,117
     62,400   Royal Dutch Petroleum Company,
               NY Shares .......................      3,841,500
     69,500   Texaco Inc. ......................      3,700,875
     89,600   Unocal Corporation ...............      2,968,000
     56,600   USX-Marathon Group ...............      1,418,538
                                                    -----------
                                                     34,748,826
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 1.2%
      6,800   Consolidated Papers, Inc. ........        248,625
     93,593   International Paper Company ......      2,790,241
                                                    -----------
                                                      3,038,866
                                                    -----------
   PHARMACEUTICALS -- 5.1%
     60,000   Abbott Laboratories ..............      2,673,750
     82,500   American Home Products Corporation      4,846,875
     20,800   Merck & Company, Inc. ............      1,593,800
     79,147   Pharmacia Corporation ............      4,090,911
                                                    -----------
                                                     13,205,336
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   PRINTING/PUBLISHING -- 2.7%
     67,000   Donnelley (R.R.) & Sons Company ..    $ 1,511,688
     20,100   Dow Jones & Company, Inc. ........      1,472,325
     46,000   Knight-Ridder, Inc. ..............      2,446,625
     41,100   The Reader's Digest Association,
               Inc., Class A ...................      1,633,725
                                                    -----------
                                                      7,064,363
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 1.4%
     60,900   The Rouse Company ................      1,507,275
     95,900   Simon Property Group, Inc. .......      2,127,781
                                                    -----------
                                                      3,635,056
                                                    -----------
   RETAIL -- 1.9%
     39,300   J.C. Penney Company, Inc. ........        724,594
     54,500   May Department Stores Company ....      1,308,000
    191,900   Toys "R" Us, Inc.+ ...............      2,794,544
                                                    -----------
                                                      4,827,138
                                                    -----------
   SERVICES -- 0.8%
     94,500   Xerox Corporation ................      1,960,875
                                                    -----------
   TELECOMMUNICATIONS -- 8.8%
     58,700   ALLTEL Corporation ...............      3,635,731
     47,200   AT&T Corporation .................      1,492,700
     64,000   Bell Atlantic Corporation ........      3,252,000
     37,500   BellSouth Corporation ............      1,598,438
     70,200   GTE Corporation ..................      4,369,950
     30,600   Motorola, Inc. ...................        889,313
    123,900   SBC Communications Inc. ..........      5,358,675
     13,200   US West, Inc. ....................      1,131,900
     20,200   Vodafone AirTouch Plc, ADR .......        837,038
                                                    -----------
                                                     22,565,745
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   TRANSPORTATION -- 1.9%
    132,100   Norfolk Southern Corporation .....    $ 1,964,988
     76,700   Union Pacific Corporation ........      2,852,281
                                                    -----------
                                                      4,817,269
                                                    -----------
   UTILITIES -- 5.3%
     47,700   Duke Energy Corporation ..........      2,689,088
     36,000   Entergy Corporation ..............        978,750
     74,700   FirstEnergy Corporation ..........      1,746,113
     66,200   Niagara Mohawk Holdings, Inc.+ ...        922,663
     54,200   Reliant Energy, Inc. .............      1,602,288
     34,796   Scottish Power Plc, ADR ..........      1,163,491
     95,700   Southern Company .................      2,231,006
     59,700   Unicom Corporation ...............      2,309,644
                                                    -----------
                                                     13,643,043
                                                    -----------
   WASTE MANAGEMENT -- 0.9%
    128,100   Waste Management, Inc. ...........      2,433,900
                                                    -----------
              Total Common Stocks
               (Cost $273,808,469) .............    245,348,862
                                                    -----------
TOTAL INVESTMENTS (COST $273,808,469*) ..   95.3%   245,348,862
OTHER ASSETS AND LIABILITIES (NET) ......    4.7     12,032,444
                                           ------  ------------
NET ASSETS ..............................  100.0%  $257,381,306
                                           ======  ============
 ------------------------------
*   Aggregate cost for Federal tax purposes.
+   Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                INVESTORS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 99.1%
   BANKS -- 6.7%
      5,000   The Bank of New York Company, Inc.     $  232,500
      3,600   The Chase Manhattan Corporation ..        165,825
      2,300   Comerica, Inc. ...................        103,212
      4,200   FleetBoston Financial Corporation         142,800
      2,300   U.S. Bancorp .....................         44,275
                                                     ----------
                                                        688,612
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
      4,300   AT&T Corp. - Liberty Media Group,
               Class A+ ........................        104,275
      3,800   The News Corporation, Ltd., ADR ..        180,500
                                                     ----------
                                                        284,775
                                                     ----------
   COMPUTER INDUSTRY -- 10.3%
      3,900   3Com Corporation+ ................        224,737
      7,700   Compaq Computer Corporation ......        196,831
      2,400   Computer Associates International,
               Inc. ............................        122,850
      1,200   Hewlett-Packard Company ..........        149,850
      2,200   International Business Machines
               Corporation .....................        241,037
      2,100   Seagate Technology, Inc.+ ........        115,500
                                                     ----------
                                                      1,050,805
                                                     ----------
   CONSUMER PRODUCTS -- 4.5%
      2,600   Kimberly-Clark Corporation .......        149,175
      6,800   Philip Morris Companies, Inc. ....        180,625
      4,700   R.J. Reynolds Tobacco Holdings,
               Inc. ............................        131,306
                                                     ----------
                                                        461,106
                                                     ----------
   FINANCIAL SERVICES -- 9.2%
      1,800   American Express Company .........         93,825
      4,600   Associates First Capital
               Corporation, Class A ............        102,637
      2,300   Freddie Mac ......................         93,150
      4,900   Household International, Inc. ....        203,656
      4,900   MBNA Corporation .................        132,912
      1,900   Morgan Stanley Dean Witter &
               Company .........................        158,175
      5,200   Washington Mutual, Inc. ..........        150,150
                                                    -----------
                                                        934,505
                                                    -----------
   FOOD AND BEVERAGES -- 9.5%
      6,700   Coca-Cola Enterprises, Inc. ......        109,294
     10,700   Nabisco Group Holdings Corporation        277,531
      8,300   The Pepsi Bottling Group, Inc. ...        242,256
      2,800   PepsiCo, Inc. ....................        124,425
      7,000   Ralston-Ralston Purina Group .....        139,563
      8,200   Tyson Foods, Inc., Class A .......         71,750
                                                     ----------
                                                        964,819
                                                     ----------
   INSURANCE -- 0.9%
      1,500   American General Corporation .....         91,500
                                                     ----------
   MANUFACTURING -- 4.0%
      4,700   Alcoa Inc. .......................        136,300
      5,100   Honeywell International, Inc. ....        171,806
      2,600   Ingersoll-Rand Company ...........        104,650
                                                     ----------
                                                        412,756
                                                     ----------
   OIL AND GAS -- 9.8%
      1,900   Amerada Hess Corporation .........        117,325
      3,200   Burlington Resources Inc. ........        122,400
      1,500   The Coastal Corporation ..........         91,313
      6,000   Conoco Inc., Class A .............        132,000
      2,600   Royal Dutch Petroleum Company ....        160,062
      2,400   Total Fina Elf SA, ADR ...........        184,350
      2,100   USX-Marathon Group ...............         52,631
      3,300   The Williams Companies, Inc. .....        137,569
                                                     ----------
                                                        997,650
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   PAPER AND FOREST PRODUCTS -- 1.4%
      4,700   International Paper Company ......     $  140,119
                                                     ----------
   PHARMACEUTICALS -- 9.6%
      2,800   Abbott Laboratories ..............        124,775
      2,400   American Home Products Corporation        141,000
      1,100   Eli Lilly & Company ..............        109,863
      2,600   Merck & Company, Inc. ............        199,225
      2,800   Novartis AG, ADR .................        112,000
      4,400   Pharmacia Corporation ............        227,425
      1,400   Schering-Plough Corporation ......         70,700
                                                     ----------
                                                        984,988
                                                     ----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      1,900   Equity Office Properties Trust ...         52,369
                                                     ----------
   RESTAURANTS -- 0.8%
      2,600   McDonald's Corporation ...........         85,638
                                                     ----------
   RETAIL -- 8.4%
      1,300   Albertson's, Inc. ................         43,225
      6,400   Costco Wholesale Corporation+ ....        211,200
      1,200   Delhaize America, Inc., Non Voting
               Shares ..........................         21,225
      2,600   Delhaize America, Inc., Voting
               Shares ..........................         39,975
      4,600   Federated Department Stores, Inc.+        155,250
      5,200   Safeway, Inc.+ ...................        234,650
      2,700   Target Corporation ...............        156,600
                                                     ----------
                                                        862,125
                                                     ----------
   SEMICONDUCTORS -- 5.8%
      1,200   Applied Materials, Inc.+ .........        108,750
        900   Intel Corporation ................        120,319
      1,400   Micron Technology, Inc. ..........        123,288
      4,300   National Semiconductor Corporation+       244,025
                                                     ----------
                                                        596,382
                                                     ----------
   TELECOMMUNICATIONS -- 13.0%
      1,700   Alcatel SA, ADR ..................        113,050
      1,900   ALLTEL Corporation ...............        117,681
      3,600   Bell Atlantic Corporation ........        182,925
        300   Corning, Inc. ....................         80,963
        600   General Motors Corporation, Class H        52,650
      3,000   GTE Corporation ..................        186,750
      1,600   Motorola, Inc. ...................         46,500
      5,400   SBC Communications, Inc. .........        233,550
      1,600   Tellabs, Inc.+ ...................        109,500
      4,500   WorldCom, Inc.+ ..................        206,438
                                                     ----------
                                                      1,330,007
                                                     ----------
   TRANSPORTATION -- 1.9%
      3,600   Canadian National Railway Company         105,075
      3,500   Canadian Pacific, Ltd. ...........         91,656
                                                     ----------
                                                        196,731
                                                     ----------
              Total Common Stocks
               (Cost $10,169,807) ..............     10,134,887
                                                     ----------
TOTAL INVESTMENTS (COST $10,169,807*) ...   99.1%    10,134,887
OTHER ASSETS AND LIABILITIES (NET) ......    0.9         91,425
                                           ------   -----------
NET ASSETS ..............................  100.0%   $10,226,312
                                           ======   ===========
 ------------------------------
*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 95.0%
   AEROSPACE/DEFENSE -- 2.5%
     95,000   The Boeing Company ...............    $ 3,972,187
                                                    -----------
   AUTOMOTIVE -- 1.5%
     39,861   General Motors Corporation .......      2,314,429
                                                    -----------
   BANKS -- 9.3%
     87,400   Bank of America Corporation ......      3,758,200
    109,300   Charter One Financial, Inc. ......      2,513,900
     87,750   The Chase Manhattan Corporation ..      4,041,984
    134,000   FleetBoston Financial Corporation       4,556,000
                                                    -----------
                                                     14,870,084
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 2.1%
     47,500   Viacom Inc., Class A+ ............      3,247,812
                                                    -----------
   CHEMICALS -- 7.0%
     84,926   du Pont (E.I.) de Nemours and
               Company .........................      3,715,512
    100,000   Praxair, Inc. ....................      3,743,750
    109,300   Rohm and Haas Company ............      3,770,850
                                                    -----------
                                                     11,230,112
                                                    -----------
   COMPUTER INDUSTRY -- 8.4%
    172,800   Compaq Computer Corporation ......      4,417,200
     67,000   Electronic Data Systems Corporation     2,763,750
     56,000   International Business Machines
               Corporation .....................      6,135,500
                                                    -----------
                                                     13,316,450
                                                    -----------
   ELECTRONICS -- 2.8%
     95,000   Koninklijke (Royal) Philips
               Electronics N.V. ................      4,512,500
                                                    -----------
   FINANCIAL SERVICES -- 13.1%
    125,000   Associates First Capital
               Corporation, Class A ............      2,789,062
    111,000   Capital One Financial Corporation       4,953,375
    104,500   Citigroup, Inc. ..................      6,296,125
     34,000   Lehman Brothers Holdings Inc. ....      3,215,125
     92,500   Wells Fargo & Company ............      3,584,375
                                                    -----------
                                                     20,838,062
                                                    -----------
   HEALTH CARE -- 5.0%
     48,900   Bausch & Lomb, Inc. ..............      3,783,638
    137,500   HCA-The Healthcare Corporation ...      4,176,563
                                                    -----------
                                                      7,960,201
                                                    -----------
   INSURANCE -- 5.1%
     28,500   American International Group, Inc.      3,348,750
    230,400   MetLife, Inc.+ ...................      4,852,800
                                                    -----------
                                                      8,201,550
                                                    -----------
   MANUFACTURING -- 6.8%
     52,000   Eaton Corporation ................      3,484,000
     85,250   Honeywell International Inc. .....      2,871,859
     54,400   Minnesota Mining and
               Manufacturing Company ...........      4,488,000
                                                    -----------
                                                     10,843,859
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 15.6%
     49,040   BP Amoco Plc, ADR ................    $ 2,773,825
     57,000   Burlington Resources Inc. ........      2,180,250
     23,700   The Coastal Corporation ..........      1,442,738
     96,933   Conoco Inc., Class B .............      2,380,917
     63,600   El Paso Energy Corporation .......      3,239,625
     66,500   Exxon Mobil Corporation ..........      5,220,250
     22,000   Santa Fe International Corporation        768,625
     56,000   Transocean Sedco Forex Inc. ......      2,992,500
    156,700   USX-Marathon Group ...............      3,927,294
                                                    -----------
                                                     24,926,024
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 2.3%
    123,500   International Paper Company ......      3,681,844
                                                    -----------
   PHARMACEUTICALS -- 3.0%
     91,720   Pharmacia Corporation ............      4,740,778
                                                    -----------
   RETAIL -- 2.0%
     92,000   Federated Department Stores, Inc.+      3,105,000
                                                    -----------
   TELECOMMUNICATIONS -- 8.5%
     60,325   AT&T Corporation .................      1,907,778
     13,993   General Motors Corporation, Class H     1,227,886
     98,500   SBC Communications Inc. ..........      4,260,125
     67,170   Sprint Corporation ...............      3,425,670
     32,500   US West, Inc. ....................      2,786,875
                                                    -----------
                                                     13,608,334
                                                    -----------
              Total Common Stocks
               (Cost $146,770,527) .............    151,369,226
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 4.8%
   (Cost $7,670,310)
 $7,673,000   Federal Home Loan Bank,
               6.086%[double dagger]
               due 07/03/2000 ..................      7,670,310
                                                   ------------
TOTAL INVESTMENTS (COST $154,440,837*) ..   99.8%   159,039,536
OTHER ASSETS AND LIABILITIES (NET) ......    0.2        390,481
                                           ------  ------------
NET ASSETS ..............................  100.0%  $159,430,017
                                           ======  ============
 ------------------------------
                * Aggregate cost for Federal tax purposes.
                + Non-income producing security.
  [double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 98.7%
   BANKS -- 3.9%
    980,050   Wells Fargo & Company ............    $37,976,937
                                                    -----------
   COMPUTER INDUSTRY -- 14.9%
    538,800   Cisco Systems, Inc.+ .............     34,247,475
    297,870   Hewlett-Packard Company ..........     37,196,516
    392,610   International Business Machines
               Corporation .....................     43,015,333
    380,700   Microsoft Corporation+ ...........     30,456,000
                                                    -----------
                                                    144,915,324
                                                    -----------
   CONSUMER PRODUCTS -- 3.6%
    616,675   The Procter & Gamble Company .....     35,304,644
                                                    -----------
   DATA SERVICES -- 6.8%
    777,140   Automatic Data Processing Inc. ...     41,625,561
    610,240   Electronic Data Systems Corporation    25,172,400
                                                    -----------
                                                     66,797,961
                                                    -----------
   ELECTRONICS -- 9.0%
    113,607   Agilent Technologies, Inc.+ ......      8,378,516
    371,490   Emerson Electric Company .........     22,428,709
    428,480   Intel Corporation ................     57,282,420
                                                    -----------
                                                     88,089,645
                                                    -----------
   FINANCIAL SERVICES -- 3.4%
    633,500   Fannie Mae .......................     33,060,781
                                                    -----------
   FOOD AND BEVERAGES -- 8.7%
    401,010   Bestfoods ........................     27,769,942
    708,970   The Coca-Cola Company ............     40,721,464
    208,570   Wrigley, (Wm) Jr. Company ........     16,724,707
                                                    -----------
                                                     85,216,113
                                                    -----------
   HEALTH CARE -- 2.3%
    448,840   Medtronic, Inc. ..................     22,357,843
                                                    -----------
   INSURANCE -- 7.1%
    403,200   American International Group, Inc.     47,376,000
    210,870   Marsh & McLennan Companies, Inc...     22,022,736
                                                    -----------
                                                     69,398,736
                                                    -----------
   MANUFACTURING -- 9.0%
    870,120   General Electric Company .........     46,116,360
    299,540   Illinois Tool Works, Inc. ........     17,073,780
    546,055   PPG Industries, Inc. .............     24,197,062
                                                    -----------
                                                     87,387,202
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   OIL AND GAS -- 3.7%
    454,195   Exxon Mobil Corporation ..........    $35,654,308
                                                    -----------
   PHARMACEUTICALS -- 14.7%
    488,780   Johnson & Johnson ................     49,794,463
    557,950   Merck & Company, Inc. ............     42,752,919
  1,066,100   Pfizer Inc. ......................     51,172,800
                                                    -----------
                                                    143,720,182
                                                    -----------
   RESTAURANTS -- 3.4%
  1,016,110   McDonald's Corporation ...........     33,468,123
                                                    -----------
   RETAIL -- 3.9%
    577,100   The Gap, Inc. ....................     18,034,375
    402,500   The Home Depot, Inc. .............     20,099,844
                                                    -----------
                                                     38,134,219
                                                    -----------
   TELECOMMUNICATIONS -- 4.3%
    748,830   AT&T Corporation .................     23,681,749
    306,700   Lucent Technologies Inc. .........     18,171,975
                                                    -----------
                                                     41,853,724
                                                    -----------
              Total Common Stocks
               (Cost $821,113,023) .............    963,335,742
                                                    -----------
   PRINCIPAL
    AMOUNT
   ---------
COMMERCIAL PAPER -- 1.2%
 $2,305,000   Allstate Insurance,
               6.086%[double dagger]
               due 07/03/2000 ..................      2,304,225
  4,000,000   Bridgestone/Firestone, Inc.,
               7.304[double dagger]
               due 07/03/2000 ..................      3,998,467
              Coop Association:
  2,787,000    7.304%[double dagger]
               due 07/03/2000 ..................      2,785,924
  2,494,000    7.304%[double dagger]
               due 07/03/2000 ..................      2,493,020
                                                    -----------
              Total Commercial Paper
               (Cost $11,581,636) ..............     11,581,636
                                                    -----------
TOTAL INVESTMENTS (COST $832,694,659*) ..   99.9%   974,917,378
OTHER ASSETS AND LIABILITIES (NET) ......    0.1        726,022
                                           ------  ------------
NET ASSETS ..............................  100.0%  $975,643,400
                                           ======  ============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 96.4%
   AUSTRALIA -- 2.6%
    127,300   Broken Hill Proprietary Company
               Ltd. ............................  $   1,503,602
    251,000   Cable and Wirelsss Optus Ltd.+ ...        747,551
     33,000   CSL Ltd. .........................        651,967
    206,000   Foster's Brewing Group Ltd. ......        579,032
     67,095   Lend Lease Corporation Ltd. ......        855,008
     79,000   Publishing & Broadcasting Ltd. ...        607,110
     83,000   Westpac Banking Corporation Ltd...        598,140
                                                    -----------
                                                      5,542,410
                                                    -----------
   BERMUDA -- 0.9%
     21,300   FLAG Telecom Holdings, Ltd.+ .....        316,837
     35,000   Tyco International Ltd. ..........      1,658,125
                                                    -----------
                                                      1,974,962
                                                    -----------
   CANADA -- 3.3%
     35,600   Bank of Nova Scotia ..............        873,162
     39,341   Bombardier Inc., Class B .........      1,068,587
     56,100   Investors Group Inc. .............        771,375
     18,966   Nortel Networks Corporation ......      1,316,087
     30,000   Rogers Communications, Inc.,
               Class B+ ........................        850,338
     46,000   Thomson Corporation ..............      1,574,257
     28,000   Toronto-Dominion Bank ............        681,081
                                                    -----------
                                                      7,134,887
                                                    -----------
   FINLAND -- 2.9%
    103,456   Nokia Oyj ........................      5,279,501
     37,100   UPM-Kymmene Oyj ..................        920,952
                                                    -----------
                                                      6,200,453
                                                    -----------
   FRANCE -- 3.9%
      2,246   Bouygues S.A. ....................      1,501,057
      5,200   Groupe Danone ....................        690,093
      2,095   LVMH (Louis Vitton Moet Hennessy)         863,887
      3,200   PSA Peugeot Citroen ..............        642,203
     31,405   Sanofi-Synthelabo S.A.+ ..........      1,496,197
      9,700   STMicroelectronics N.V. ..........        622,619
     32,180   Societe Television Francaise 1 ...      2,242,841
      4,000   Vivendi S.A. .....................        353,066
                                                    -----------
                                                      8,411,963
                                                    -----------
   GERMANY -- 3.9%
      5,200   Aixtron AG .......................        714,917
     12,300   DaimlerChrysler AG ...............        640,369
     22,732   Infineon Technologies AG+ ........      1,801,380
     16,300   Infineon Technologies AG, ADR+ ...      1,291,775
      1,900   Intershop Communications AG+ .....        858,033
     19,000   Siemens AG .......................      2,857,088
     14,700   ThyssenKrupp AG ..................        235,785
                                                    -----------
                                                      8,399,347
                                                    -----------
   HONG KONG -- 1.7%
    190,000   Cable & Wireless HKT Ltd. ........        417,998
    892,000   First Pacific Company Ltd. .......        303,226
    137,500   Hutchison Whampoa, Ltd. ..........      1,728,561
    154,000   Li & Fung Ltd. ...................        770,444
     61,000   Sun Hung Kai Properties Ltd. .....        438,202
                                                    -----------
                                                      3,658,431
                                                    -----------
   HUNGARY -- 0.2%
     28,000   Mol Magyar Olaj-es Gazipari Rt. ..        387,800
                                                    -----------
   ITALY -- 0.8%
    290,000   ENI SPA ..........................      1,672,339
                                                    -----------
   JAPAN -- 17.0%
      4,000   Advantest Corporation ............        891,654
      2,000   Chugai Pharmaceutical Company, Ltd.        37,796

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
JAPAN -- (CONTINUED)
      4,000   Enplas Corporation ...............    $   248,834
      1,400   Fujitsu Support and Service, Inc.         138,555
      5,000   Hirose Electric Company, Ltd. ....        778,076
     59,000   Jusco Company, Ltd. ..............      1,117,772
     30,550   Kao Corporation ..................        932,956
    263,000   Mitsubishi Heavy Industries, Ltd.       1,165,088
    409,000   Mitsubishi Motors Corporation+ ...      1,746,331
    182,000   Mitsui Marine & Fire Insurance
               Company, Ltd. ...................        874,876
     11,000   Murata Manufacturing Company, Ltd.      1,578,020
    112,000   NEC Corporation ..................      3,515,340
     72,000   Nikon Corporation ................      2,667,044
     83,000   Nippon Sheet Glass Company, Ltd...      1,153,136
    283,000   Nissan Motor Company, Ltd. .......      1,667,138
        123   NTT DoCoMo, Inc. .................      3,327,301
      3,900   Rohm Company Ltd. ................      1,139,545
    149,000   Sakura Bank, Ltd. ................      1,029,426
     23,000   Sankyo Company, Ltd. .............        519,204
     44,000   Shionogi & Company, Ltd. .........        835,666
     34,000   Sony Corporation .................      3,172,628
     41,000   Suzuki Motor Corporation .........        528,658
     25,000   Taiyo Yuden Company, Ltd. ........      1,564,635
        100   Takeda Chemical Industries, Ltd...          6,560
     21,000   Terumo  Corporation ..............        710,590
     24,400   Tokyo Electron Ltd. ..............      3,339,347
      1,100   Tokyo Seimitsu Company, Ltd. .....        147,227
    244,000   Toray Industries, Inc. ...........        988,925
          2   Yahoo Japan Corporation+ .........        792,686
                                                    -----------
                                                     36,615,014
                                                    -----------
   KOREA -- 0.8%
     19,000   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        456,000
      6,970   Samsung Electronics, GDR .........      1,366,120
                                                    -----------
                                                      1,822,120
                                                    -----------
   MEXICO -- 1.2%
     45,800   Telefonos de Mexico S.A., Class L,
               ADR .............................      2,616,325
                                                    -----------
   NETHERLANDS -- 1.7%
     23,392   Aegon N.V. .......................        832,370
     40,215   ASM Lithography Holding, N.V. ....      1,728,554
     18,000   Heineken N.V. ....................      1,095,575
         23   Randstad Holding, N.V. ...........            851
                                                    -----------
                                                      3,657,350
                                                    -----------
   NORWAY -- 0.7%
     35,000   Norsk Hydro ASA ..................      1,468,788
                                                    -----------
   PORTUGAL -- 0.4%
      7,000   PT Multimedia Servicos de
               Telecomunicacoes e Multimedia+ ..        347,529
      7,000   PT Multimedia.com+ ...............         50,124
     28,300   Telecel-Comunicacoes Pessoais, S.A.       429,609
                                                    -----------
                                                        827,262
                                                    -----------
   SINGAPORE -- 1.2%
     11,500   Creative Technology Ltd. .........        277,678
     13,500   Creative Technology Ltd., ADR ....        322,312
     71,000   DBS Group Holdings Ltd. ..........        912,681
    705,000   Singapore Technologies Engineering
               Ltd. ............................      1,036,885
                                                    -----------
                                                      2,549,556
                                                    -----------
   SPAIN -- 1.2%
     57,000   Banco Bilbao Vizcaya Argentaria,
               S.A.+ ...........................        851,684
     62,000   Telefonica S.A.+ .................      1,331,876
      5,000   Telefonica S.A., ADR+ ............        320,312
                                                    -----------
                                                      2,503,872
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SWEDEN -- 0.5%
     41,000   ForeningsSparbanken AB ...........    $   599,728
     30,000   Telefonaktiebolaget LM Ericsson,
               Class B .........................        593,605
                                                    -----------
                                                      1,193,333
                                                    -----------
   SWITZERLAND -- 3.1%
        890   Adecco S.A. ......................        756,147
        260   Compagnie Financiere Richemont AG         700,463
        290   Nestle S.A. ......................        580,409
        750   Novartis AG ......................      1,187,973
        915   PubliGroupe S.A. .................        684,280
        350   Swiss Re .........................        713,366
      5,670   Swisscom AG ......................      1,963,742
                                                    -----------
                                                      6,586,380
                                                    -----------
   TAIWAN -- 0.8%
     27,200   Asustek Computer Inc., GDR .......        249,560
     35,580   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR+ .............      1,378,725
                                                    -----------
                                                      1,628,285
                                                    -----------
   UNITED KINGDOM -- 8.1%
    106,700   AstraZeneca Group Plc ............      4,960,540
     16,000   AstraZeneca Group Plc, ADR .......        744,000
     91,100   BAE Systems Plc ..................        567,915
     15,100   BOC Group Plc ....................        217,054
     91,900   British Airways Plc ..............        528,405
     32,000   Cable & Wireless Plc .............        541,811
    110,000   Cadbury Schweppes Plc ............        722,354
      4,057   Colt Telecom Group Plc+ ..........        135,050
     15,500   Glaxo Wellcome Plc ...............        451,940
    204,100   Invensys Plc .....................        765,883
    121,649   Lloyds TSB Group Plc .............      1,148,578
     38,000   Reuters Group Plc ................        648,000
     45,000   Royal Bank of Scotland Group Plc..        753,070
     50,000   Shell Transport & Trading Company
               Plc .............................        417,237
  1,207,087   Vodafone AirTouch Plc ............      4,876,603
                                                    -----------
                                                     17,478,440
                                                    -----------
   UNITED STATES -- 39.5%
     12,500   Advanced Micro Devices, Inc.+ ....        965,625
     24,000   The AES Corporation+ .............      1,095,000
     24,399   Agilent Technologies, Inc.+ ......      1,799,426
     40,000   Alcoa Inc. .......................      1,160,000
     25,000   The Allstate Corporation .........        556,250
      8,400   Altera Corporation+ ..............        856,275
      2,500   Amazon.com, Inc.+ ................         90,781
      7,900   America Online, Inc.+ ............        416,725
     32,900   American Greetings Corporation,
               Class A .........................        625,100
     17,650   American International Group, Inc.      2,073,875
     21,200   Applied Materials, Inc.+ .........      1,921,250
      3,600   Applied Micro Circuits Corporation+       355,500
     35,000   Associates First Capital
               Corporation, Class A ............        780,937
     12,000   AT&T Corporation .................        379,500
    104,852   AT&T Corporation - Liberty Media
               Group, Class A+ .................      2,542,661
     27,400   Autodesk, Inc. ...................        950,437
     24,000   Baker Hughes, Inc. ...............        768,000
     51,700   Bank of America Corporation ......      2,223,100
         19   Berkshire Hathaway, Inc., Class A+      1,022,200
     18,000   Cablevision Systems Corporation,
               Class A+ ........................      1,221,750
     55,400   Cadence Design Systems, Inc.+ ....      1,128,775
     14,000   Campbell Soup Company ............        407,750
     18,000   Carnival Corporation .............        351,000
     44,000   Centex Corporation ...............      1,034,000
     33,000   Charter Communications, Inc.,
               Class A+ ........................        542,437

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   UNITED STATES -- (CONTINUED)
      8,700   Cisco Systems, Inc.+ .............    $   552,994
     18,100   Citigroup, Inc. ..................      1,090,525
     31,000   The Clorox Company ...............      1,389,187
     69,000   Compaq Computer Corporation ......      1,763,812
      3,000   Crayfish Company, Ltd., ADR+ .....         21,000
     47,000   Crown Cork & Seal Company, Inc. ..        705,000
     35,600   Dell Computer Corporation+ .......      1,755,525
     10,000   Electro Scientific Industries,
               Inc.+ ...........................        440,312
      7,600   Emerson Electric Company .........        458,850
     23,000   Exxon Mobil Corporation ..........      1,805,500
     15,000   Forest Laboratories, Inc.+ .......      1,515,000
     13,000   Four Seasons Hotels, Inc. ........        808,437
     22,700   Fox Entertainment Group, Inc.,
               Class A+ ........................        689,512
     16,700   General Mills, Inc. ..............        638,775
      5,300   Goldman Sachs Group, Inc. ........        502,837
     37,500   Guidant Corporation+ .............      1,856,250
     76,000   Hasbro, Inc. .....................      1,144,750
      9,700   Hewlett-Packard Company ..........      1,211,287
     24,000   Illinois Tool Works, Inc. ........      1,368,000
     64,400   IMC Global, Inc. .................        837,200
     11,900   Intel Corporation ................      1,590,881
      7,400   International Business Machines
               Corporation .....................        810,763
     40,000   Kellogg Company ..................      1,190,000
     21,000   KLA-Tencor Corporation+ ..........      1,229,813
     34,000   The Limited, Inc. ................        735,250
     39,700   Lockheed Martin Corporation ......        985,056
     40,600   Lowe's Companies, Inc. ...........      1,667,138
     13,400   Lucent Technologies Inc. .........        793,950
      7,800   Macromedia, Inc.+ ................        754,163
     12,000   Maxim Integrated Products, Inc.+ .        815,250
     13,100   McDonald's Corporation ...........        431,481
     30,000   NIKE, Inc., Class B ..............      1,194,375
     23,000   NiSource Inc. ....................        428,375
     29,000   PepsiCo, Inc. ....................      1,288,688
     52,575   Pfizer Inc. ......................      2,523,600
      4,000   PMC-Sierra, Inc.+ ................        710,750
     12,000   PSINet Inc.+ .....................        301,500
      8,000   Rambus, Inc.+ ....................        824,000
     40,000   Raytheon Company, Class A ........        777,500
     12,000   SCG Holding Corporation+ .........        262,500
        200   Sealed Air Corporation+ ..........         10,475
     37,000   SLM Holding Corporation ..........      1,385,188
     19,900   Sprint Corporation ...............      1,014,900
     11,000   Sprint Corporation (PCS Group)+ ..        654,500
     29,400   Texas Instruments, Inc. ..........      2,019,413
     23,000   The PMI Group, Inc. ..............      1,092,500
     22,800   Time Warner Inc. .................      1,732,800
     13,000   Transocean Sedco Forex Inc. ......        694,688
     17,000   UAL Corporation ..................        989,188
      7,000   UnitedHealth Group, Inc. .........        600,250
     36,000   V.F. Corporation .................        857,250
     19,700   Viacom, Inc., Class B+ ...........      1,343,294
      3,800   VoiceStream Wireless Corporation+         441,928
     30,600   W.W. Grainger, Inc. ..............        942,863
     33,100   Wal-Mart Stores, Inc. ............      1,907,388
     57,000   Washington Mutual, Inc. ..........      1,645,875
     25,000   The Williams Companies, Inc. .....      1,042,188
     37,000   WorldCom, Inc.+ ..................      1,697,375
                                                    -----------
                                                     85,210,203
                                                    -----------
              Total Common Stocks
               (Cost $194,410,948) .............    207,539,520
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
PREFERRED STOCK -- 0.3%
   (Cost $838,849)
   AUSTRALIA -- 0.4%
     64,000   News Corporation Ltd. ............    $   771,819
                                                    -----------
  PRINCIPAL
   AMOUNT
  ---------
CORPORATE BONDS -- 0.3%
   UNITED STATES -- 0.3%
 $1,043,000   Amazon.com, Inc.
               4.750% due 02/01/2009 ...........        659,698
                                                    -----------
TOTAL INVESTMENTS (COST $196,095,518*) ..   97.0%   208,971,037
OTHER ASSETS AND LIABILITIES (NET) ......    3.0      6,403,813
                                           ------  ------------
NET ASSETS ..............................  100.0%  $215,374,850
                                           ======  ============
 ------------------------------
*   Aggregate cost for Federal tax purposes.
+   Non-income producing security.

                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                CONTRACTS TO DELIVER
            ----------------------------
EXPIRATION       LOCAL       IN EXCHANGE   VALUE IN      UNREALIZED
   DATE        CURRENCY      FOR U.S. $     U.S. $      APPRECIATION
---------   ---------------  -----------  -----------   ------------
 07/18/2000 JPY  99,788,460    $964,000    $943,743    $      20,257
                                                       -------------
 Net Unrealized Appreciation of Forward
   Foreign Currency Exchange Contracts                 $      20,257
                                                       =============

The industry classification of the Managed Global Series at June 30, 2000 was as follows:
                                           % OF         VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
-----------------------                 -----------    --------
Advertising ........................        0.3%    $   684,280
Aerospace/Defense ..................        1.1       2,330,471
Airlines ...........................        0.7       1,517,592
Automotive .........................        2.4       5,224,699
Banks ..............................        5.2      11,316,526
Broadcast, Radio and Television ....        5.7      12,342,225
Building and Construction ..........        1.1       2,535,057
Computer Industry ..................        7.0      15,019,140
Consumer Products ..................        4.1       8,809,126
Diversified Operations .............        4.5       9,701,987
Electronics. .......................       17.2      36,972,733
Engineering. .......................        0.5       1,036,885
Financial Services. ................        2.9       6,194,308
Food and Beverages. ................        4.2       8,989,518
Health Care ........................        3.0       6,435,031
Insurance ..........................        2.8       6,143,237
Leisure/Entertainment ..............        0.2         351,000
Manufacturing. .....................        5.0      10,667,988
Metal/Mining .......................        0.5       1,160,000
Oil and Gas ........................        3.2       6,787,751
Paper and Forest Products ..........        0.4         920,951
Pharmaceuticals ....................        5.4      11,662,504
Printing and Publishing ............        0.7       1,574,257
Real Estate Investment Trust .......        0.2         438,202
Restaurants ........................        0.2         431,481
Retail .............................        2.9       6,143,428
Services ...........................        0.5       1,110,064
Telecommunications .................       14.4      30,947,220
Utilities ..........................        0.7       1,523,375
                                          ------   ------------
TOTAL INVESTMENTS ..................       97.0     208,971,036
OTHER ASSETS AND LIABILITIES (NET)..        3.0       6,403,814
                                          ------   ------------
NET ASSETS. ........................      100.0%   $215,374,850
                                          ======   ============

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
                       JPY -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 93.5%
   ADVERTISING -- 1.1%
     10,900   The Interpublic Group of Companies,
               Inc. ............................    $   468,700
                                                     ----------
   AEROSPACE/DEFENSE -- 3.9%
     24,900   Lockheed Martin Corporation ......        617,831
     17,300   Raytheon Company, Class B ........        333,025
     13,300   United Technologies Corporation ..        783,037
                                                     ----------
                                                      1,733,893
                                                     ----------
   APPAREL AND TEXTILES -- 0.2%
      2,500   Tommy Hilfiger Corporation+ ......         18,750
      2,800   V.F. Corporation .................         66,675
                                                     ----------
                                                         85,425
                                                     ----------
   AUTOMOTIVE -- 0.1%
      3,200   Delphi Automotive Systems
               Corporation .....................         46,600
      1,300   Federal-Mogul Corporation ........         12,431
                                                     ----------
                                                         59,031
                                                     ----------
   BANKS -- 2.1%
     14,900   Bank of America Corporation ......        640,700
      5,100   Bank One Corporation .............        135,469
      4,200   Wells Fargo & Company ............        162,750
                                                     ----------
                                                        938,919
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 8.8%
     14,900   Adelphia Communications
               Corporation, Class A+ ...........        698,437
     14,200   AT&T Corporation - Liberty Media
               Group, Class A+ .................        344,350
     11,300   Cablevision Systems Corporation,
               Class A+ ........................        766,987
     17,700   Charter Communications, Inc.,
               Class A+ ........................        290,944
     25,900   Fox Entertainment Group, Inc.,
               Class A+ ........................        786,712
     10,700   Time Warner Inc. .................        813,200
      3,100   Viacom Inc., Class A+ ............        211,962
                                                     ----------
                                                      3,912,592
                                                     ----------
   COMPUTER INDUSTRY -- 8.2%
      4,300   Autodesk, Inc. ...................        149,156
     31,800   Cadence Design Systems, Inc.+ ....        647,925
      2,000   Cisco Systems, Inc.+ .............        127,125
     23,700   Compaq Computer Corporation ......        605,831
     14,000   Dell Computer Corporation+ .......        690,375
     10,000   Genuity Inc.+ ....................         91,562
      2,600   Hewlett-Packard Company ..........        324,675
      1,700   International Business Machines
               Corporation .....................        186,256
      3,300   Macromedia, Inc.+ ................        319,069
     29,800   PeopleSoft, Inc.+ ................        499,150
                                                     ----------
                                                      3,641,124
                                                     ----------
   CONSUMER PRODUCTS -- 4.8%
      4,500   American Greetings Corporation,
               Class A .........................         85,500
      6,500   Avon Products, Inc. ..............        289,250
     16,300   The Clorox Company ...............        730,444
     12,700   Hasbro, Inc. .....................        191,294
     18,800   NIKE, Inc., Class B ..............        748,475
      3,500   Philip Morris Companies, Inc. ....         92,969
                                                     ----------
                                                      2,137,932
                                                     ----------
   ELECTRONICS -- 2.9%
      8,291   Agilent Technologies, Inc.+ ......        611,461
      9,600   Emerson Electric Company .........        579,600
      1,000   Sony Corporation, ADR ............         94,312
                                                     ----------
                                                      1,285,373
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   FINANCIAL SERVICES -- 3.9%
     25,100   Associates First Capital
               Corporation, Class A ............     $  560,044
      1,400   Citigroup, Inc. ..................         84,350
     12,000   SLM Holding Corporation ..........        449,250
     22,200   Washington Mutual, Inc. ..........        641,025
                                                     ----------
                                                      1,734,669
                                                     ----------
   FOOD AND BEVERAGES -- 5.6%
      1,400   Anheuser-Busch Companies, Inc. ...        104,562
     11,000   Campbell Soup Company ............        320,375
     21,300   ConAgra, Inc. ....................        406,031
      5,900   General Mills, Inc. ..............        225,675
      3,600   H.J. Heinz Company ...............        157,500
     26,900   Kellogg Company ..................        800,275
     10,200   PepsiCo, Inc. ....................        453,262
                                                     ----------
                                                      2,467,680
                                                     ----------
   HEALTH CARE -- 4.2%
     24,400   Becton, Dickinson and Company ....        699,975
     16,500   Guidant Corporation+ .............        816,750
      4,800   Medtronic, Inc. ..................        239,100
        800   PacifiCare Health Systems, Inc.+..         48,150
        500   UnitedHealth Group, Inc. .........         42,875
                                                     ----------
                                                      1,846,850
                                                     ----------
   INSURANCE -- 3.2%
      2,400   The Allstate Corporation .........         53,400
      1,200   American International Group, Inc.        141,000
      4,100   Cincinnati Financial Corporation..        128,894
      8,300   The Hartford Financial Services
               Group, Inc. .....................        464,281
      4,900   Jefferson-Pilot Corporation ......        276,544
      3,100   Lincoln National Corporation .....        111,987
      5,500   The PMI Group, Inc. ..............        261,250
                                                     ----------
                                                      1,437,356
                                                     ----------
   LEISURE ENTERTAINMENT -- 1.6%
     35,500   Carnival Corporation .............        692,250
                                                     ----------
   MANUFACTURING -- 4.4%
     10,900   Alcoa, Inc. ......................        316,100
      1,200   Dover Corporation ................         48,675
      2,100   General Electric Company .........        111,300
     13,000   Illinois Tool Works, Inc. ........        741,000
      7,000   Textron, Inc. ....................        380,187
      7,600   Tyco International, Ltd. .........        360,050
                                                     ----------
                                                      1,957,312
                                                     ----------
   OIL AND GAS -- 6.9%
     19,800   Baker Hughes, Inc. ...............        633,600
        900   Chevron Corporation ..............         76,331
      8,200   Exxon Mobil Corporation ..........        643,700
      3,200   Royal Dutch Petroleum Company ....        197,000
      2,000   Shell Transport & Trading Company,
               ADR .............................         99,875
      9,800   Texaco, Inc. .....................        521,850
      3,100   Transocean Sedco Forex, Inc. .....        165,656
     17,700   The Williams Companies, Inc. .....        737,869
                                                     ----------
                                                      3,075,881
                                                     ----------
   PHARMACEUTICALS -- 7.5%
     23,800   AstraZeneca Group Plc, ADR .......      1,106,700
      9,700   Forest Laboratories, Inc.+ .......        979,700
     26,000   Pfizer, Inc. .....................      1,248,000
                                                     ----------
                                                      3,334,400
                                                     ----------
   RESTAURANTS -- 0.7%
      8,800   McDonald's Corporation ...........        289,850
                                                     ----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RETAIL -- 3.3%
        300   Albertson's, Inc. ................     $    9,975
     23,800   AutoNation, Inc.+ ................        168,087
        600   Circuit City Stores-Circuit City
               Group ...........................         19,912
      9,600   The Gap, Inc. ....................        300,000
     17,200   Lowe's Companies, Inc. ...........        706,275
      7,400   Williams-Sonoma, Inc.+ ...........        240,038
                                                     ----------
                                                      1,444,287
                                                     ----------
   SEMICONDUCTORS -- 6.2%
      3,100   Advanced Micro Devices, Inc.+ ....        239,475
      1,000   Altera Corporation+ ..............        101,937
      1,600   Applied Materials, Inc.+ .........        145,000
      1,000   Applied Micro Circuits Corporation+        98,750
      4,200   Burr-Brown Corporation+ ..........        364,088
      1,500   Intel Corporation ................        200,531
      1,800   KLA-Tencor Corporation+ ..........        105,413
      1,500   Lam Research Corporation+ ........         56,250
      2,600   Micron Technology, Inc. ..........        228,963
      1,200   PMC-Sierra, Inc.+ ................        213,225
      2,800   Teradyne, Inc.+ ..................        205,800
      8,900   Texas Instruments, Inc. ..........        611,319
      2,100   Xilinx, Inc.+ ....................        173,381
                                                     ----------
                                                      2,744,132
                                                     ----------
   SERVICES -- 3.3%
          9   Berkshire Hathaway, Inc., Class A+        484,200
      9,600   Ecolab, Inc. .....................        375,000
      4,100   Galileo International, Inc. ......         85,588
      8,000   Service Corporation International+         25,500
     16,200   W.W. Grainger, Inc. ..............        499,163
                                                     ----------
                                                      1,469,451
                                                     ----------

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
   TELECOMMUNICATIONS -- 7.5%
      4,700   AT&T Corporation                      $   148,638
      2,600   Lucent Technologies, Inc. ........        154,050
     14,500   Nokia Oyj, ADR ...................        724,094
      1,000   Qwest Communications International
               Inc.+ ...........................         49,688
     13,900   Sprint Corporation ...............        708,900
      9,600   Sprint Corporation (PCS Group)+ ..        571,200
      1,300   US West, Inc. ....................        111,475
      4,600   VoiceStream Wireless Corporation+         534,966
      7,100   WorldCom, Inc.+ ..................        325,713
                                                    -----------
                                                      3,328,724
                                                    -----------
   TRANSPORTATION -- 0.9%
      6,600   Canadian National Railway Company         192,638
      3,800   CNF Transportation, Inc. .........         86,450
      2,900   Union Pacific Corporation ........        107,844
                                                    -----------
                                                        386,932
                                                    -----------
   UTILITIES -- 2.2%
      4,800   The AES Corporation+                      219,000
      8,400   American Electric Power Company,
               Inc. ............................        248,850
     11,000   Cinergy Corporation ..............        279,813
      6,200   Niagara Mohawk Holdings, Inc. ....         86,413
      8,100   NiSource, Inc. ...................        150,863
                                                    -----------
                                                        984,939
                                                    -----------
              Total Common Stocks
               (Cost $40,876,197) ..............     41,457,702
                                                    -----------
TOTAL INVESTMENTS (COST $40,876,197*) ...   93.5%    41,457,702
OTHER ASSETS AND LIABILITIES (NET) ......    6.5      2,883,904
                                           ------   -----------
NET ASSETS ..............................  100.0%   $44,341,606
                                           ======   ===========
------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
    SHARES                                           (NOTE 1)
    ------                                           --------
COMMON STOCKS -- 92.4%
   BANKS -- 6.3%
      8,400   The Bank of New York Company, Inc.     $  390,600
     10,700   Banknorth Group, Inc. ............        163,844
      4,300   Comerica, Inc. ...................        192,962
      6,500   FleetBoston Financial Corporation         221,000
      9,400   Mercantile Bankshares Corporation         280,237
                                                     ----------
                                                      1,248,643
                                                     ----------
   BROADCAST, RADIO AND TELEVISION -- 5.5%
      6,600   AT&T Corporation - Liberty Media
               Group, Class A+ .................        160,050
      7,700   Hearst-Argyle Television, Inc.+ ..        150,150
      6,400   The News Corporation Ltd., ADR ...        304,000
     24,300   Sinclair Broadcast Group, Inc.,
               Class A+ ........................        267,300
      4,200   UnitedGlobalCom Inc., Class A+ ...        196,350
                                                     ----------
                                                      1,077,850
                                                     ----------
   CHEMICALS -- 3.2%
     12,500   The Geon Company .................        231,250
      2,300   Olin Corporation .................         37,950
      8,400   OM Group, Inc. ...................        369,600
                                                     ----------
                                                        638,800
                                                     ----------
   COMPUTER INDUSTRY -- 6.8%
      9,200   3Com Corporation+ ................        530,150
      4,400   Caminus Corporation+ .............        107,800
      8,500   Compaq Computer Corporation ......        217,281
     10,200   Genuity, Inc.+ ...................         93,394
      1,900   International Business Machines
               Corporation .....................        208,169
        100   Netease.com, Inc., ADR+ ..........          1,212
      3,400   Seagate Technology, Inc.+ ........        187,000
                                                     ----------
                                                      1,345,006
                                                     ----------
   CONSUMER PRODUCTS -- 2.7%
      8,500   The Gillette Company .............        296,969
      8,600   Philip Morris Companies, Inc. ....        228,437
                                                     ----------
                                                        525,406
                                                     ----------
   FOOD AND BEVERAGES -- 13.1%
     32,800   Hormel Foods Corporation .........        551,450
     12,400   John B. Sanfilippo & Son, Inc.+ ..         36,425
     12,600   Michael Foods, Inc. ..............        308,700
     25,000   Nabisco Group Holdings Corporation        648,437
     18,600   The Pepsi Bottling Group, Inc. ...        542,887
      7,300   PepsiCo, Inc. ....................        324,394
     19,300   Tyson Foods, Inc., Class A .......        168,875
                                                     ----------
                                                      2,581,168
                                                     ----------
   HEALTH CARE -- 1.1%
      8,000   Health Management Associates, Inc.,
               Class A+ ........................        104,500
      2,200   Nycomed Amersham Plc, ADR ........        107,800
                                                     ----------
                                                        212,300
                                                     ----------
   HOTELS/RESORTS -- 0.8%
      8,200   Sun International Hotels, Ltd.+ ..        164,000
                                                     ----------
   INSURANCE -- 0.9%
      6,500   Protective Life Corporation ......        173,062
                                                     ----------
   MANUFACTURING -- 4.2%
     17,600   AK Steel Holding Corporation .....        140,800
     10,900   Crown Cork & Seal Company, Inc. ..        163,500
     39,700   Harnischfeger Industries, Inc. ...         13,498
      5,300   Ingersoll-Rand Company ...........        213,325
     32,800   The LTV Corporation ..............         94,300
     10,800   SpeedFam-IPEC, Inc.+ .............        196,425
                                                     ----------
                                                        821,848
                                                     ----------
   OIL AND GAS -- 7.7%
     15,400   3TEC Engery Corporation+ .........     $  154,000
      8,800   Conoco Inc., Class B .............        216,150
      6,200   Devon Energy Corporation .........        348,362
      6,200   R&B Falcon Corporation+ ..........        146,087
     10,900   Suncor Energy, Inc. ..............        254,106
     39,600   Tesoro Petroleum Corporation+ ....        400,950
                                                     ----------
                                                      1,519,655
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 1.1%
      7,400   International Paper Company ......        220,613
                                                     ----------
   PHARMACEUTICALS -- 5.0%
      6,200   Merck & Company, Inc. ............        475,075
      7,600   Novartis AG, ADR .................        304,000
      4,300   Schering-Plough Corporation ......        217,150
                                                     ----------
                                                        996,225
                                                     ----------
   PRINTING/PUBLISHING -- 1.3%
     11,700   PRIMEDIA, Inc.+ ..................        266,175
                                                     ----------
   RESTAURANTS -- 1.3%
     14,700   Wendy's International, Inc. ......        261,844
                                                     ----------
   RETAIL -- 13.5%
     17,400   Abercrombie & Fitch Company,
               Class A+ ........................        212,063
     18,500   Costco Wholesale Corporation+ ....        610,500
     16,900   Delhaize America, Inc. ...........        259,838
     18,500   Federated Department Stores, Inc.+        624,375
      1,800   Hannaford Bros. Company ..........        129,375
     18,300   Safeway, Inc.+ ...................        825,788
                                                     ----------
                                                      2,661,939
                                                     ----------
   SEMICONDUCTORS -- 4.2%
      4,100   Advanced Micro Devices, Inc.+ ....        316,725
      7,400   ASM Internationl N.V.+ ...........        196,100
      7,000   Cypress Semiconductor Corporation+        295,750
        300   Marvell Technology Group, Ltd.+ ..         17,100
                                                     ----------
                                                        825,675
                                                     ----------
   SERVICES -- 0.8%
      8,200   Organic, Inc.+ ...................         79,950
     11,700   Paradigm Geophysical, Ltd.+ ......         69,834
                                                     ----------
                                                        149,784
                                                     ----------
   TELECOMMUNICATIONS -- 12.9%
      5,200   Bell Atlantic Corporation ........        264,225
      2,500   Comverse Technology, Inc.+ .......        232,500
      8,500   Digital Microwave Corporation+ ...        324,063
     10,700   Dobson Communications Corporation,
               Class A+ ........................        205,975
        100   Exfo Electro-Optical Engineering,
               Inc.+ ...........................          4,388
      5,200   GTE Corporation ..................        323,700
     10,700   ICG Communications, Inc.+ ........        236,069
      5,500   Latitude Communications, Inc.+ ...         61,531
      1,500   NTL, Inc.+ .......................         89,813
      8,400   Rogers Cantel Mobile
               Communications Inc., Class B+ ...        282,450
      5,100   SBC Communications, Inc. .........        220,575
      6,400   WorldCom, Inc.+ ..................        293,600
                                                     ----------
                                                      2,538,889
                                                     ----------
              Total Common Stocks
               (Cost $17,840,807) ..............     18,228,882
                                                     ----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
CORPORATE BONDS AND NOTES -- 2.6%
   CONSUMER PRODUCTS -- 1.1%
 $1,350,000   Sunbeam Corporation,
               18.634%(a) due 03/25/2018 .......     $  219,375
                                                     ----------
   FINANCIAL SERVICES -- 0.0%#
     40,000   Contifinancial Corporation,
               8.125% due 04/01/2008 ...........          5,000
                                                     ----------
   MANUFACTURING -- 1.0%
              Harnischfeger Industries, Inc.:
    150,000    8.900% due 03/01/2022 ...........         57,750
    250,000    7.250% due 12/15/2025 ...........         96,250
    100,000    6.875% due 02/15/2027 ...........         38,500
                                                     ----------
                                                        192,500
                                                     ----------
   OIL & GAS -- 0.5%
    169,000   Friede Goldman Halter,
               4.500% due 09/15/2004 ...........        102,456
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $554,559) .................        519,331
                                                     ----------

    NUMBER OF                   EXPIRATION     STRIKE
    CONTRACTS                      DATE        PRICE
   -----------                  ----------     ------
PUT STOCK OPTIONS PURCHASED -- 0.2%
       45  DoubleClick, Inc.,   07/22/2000   $    35.00          10,406
        4  Inter@Ctive WK,      07/20/2000        45.00           3,500
        9  Inter@Ctive WK,      07/20/2000       480.00           7,538
        2  Inter@Ctive WK,      08/17/2000       400.00           3,350
        4  S & P 500,           07/20/2000     1,425.00           2,900
        4  S & P 500,           07/20/2000     1,400.00           4,600
                                                              ---------
              Total Put Stock Options Purchased
               (Cost $48,376) ..........................         32,294
                                                              ---------

  PRINCIPAL                                             VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
REPURCHASE AGREEMENT -- 10.2%
   (Cost $2,003,000)
 $2,003,000   Agreement with JP Morgan Securities, Inc.,
               6.400% dated 06/30/2000 to be repurchased
               at $2,004,068 on 07/03/2000, collateralized
               by $1,579,000 U.S. Treasury Bonds,
               8.750% due 05/15/2020
               (market value $2,043,052)           $   2,003,000
                                                   -------------
TOTAL INVESTMENTS (COST $20,446,742*) ..   105.4%     20,783,507
OTHER ASSETS AND LIABILITIES (NET) .....    (5.4)     (1,058,552)
                                           ------  -------------
NET ASSETS .............................   100.0%    $19,724,955
                                           ======  =============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------

COMMON STOCKS -- 95.7%
   AEROSPACE/DEFENSE -- 2.4%
  1,095,600   BAE Systems Plc ..................   $  6,829,938
    239,900   The Boeing Company ...............     10,030,819
     47,300   General Dynamics Corporation .....      2,471,425
    149,300   United Technologies Corporation ..      8,790,037
                                                  -------------
                                                     28,122,219
                                                  -------------
   BANKS -- 1.6%
    153,078   The Chase Manhattan Corporation ..      7,051,155
    295,700   HSBC Holdings Plc ................      3,380,285
     92,200   PNC Financial Services Group .....      4,321,875
      4,000   State Street Corporation .........        424,250
    153,900   U.S. Bancorp .....................      2,962,575
                                                  -------------
                                                     18,140,140
                                                  -------------
   BROADCAST, RADIO AND TELEVISION -- 3.4%
    145,000   Comcast Corporation, Special
               Class A+ ........................      5,872,500
    221,025   Infinity Broadcasting Corporation,
               Class A+ ........................      8,053,598
    122,100   Time Warner Inc. .................      9,279,600
    158,000   Tribune Company ..................      5,530,000
    161,434   Viacom, Inc., Class B+ ...........     11,007,781
                                                  -------------
                                                     39,743,479
                                                  -------------
   CHEMICALS -- 0.3%
    110,100   Rohm and Haas Company ............      3,798,450
                                                  -------------
   COMPUTER INDUSTRY -- 20.6%
    176,100   America Online, Inc.+ ............      9,289,275
     30,450   Ancor Communications, Inc.+ ......      1,089,063
    110,000   BMC Software, Inc.+ ..............      4,013,281
      8,800   Business Objects S.A., ADR+ ......        775,500
    134,400   Cabletron Systems, Inc.+ .........      3,393,600
    570,000   Cisco Systems, Inc.+ .............     36,230,625
    155,800   Compaq Computer Corporation ......      3,982,637
     68,125   Computer Associates International,
               Inc. ............................      3,487,148
    171,100   Computer Sciences Corporation+ ...     12,779,031
     89,900   Dell Computer Corporation+ .......      4,433,194
     16,300   E.piphany, Inc.+ .................      1,747,156
    373,600   EMC Corporation+ .................     28,743,850
     97,200   Hewlett-Packard Company ..........     12,137,850
     84,500   International Business Machines
               Corporation .....................      9,258,031
     10,200   InterWorld Corporation+ ..........        209,100
     39,100   Liberate Technologies, Inc.+ .....      1,146,119
     43,800   Macromedia, Inc.+ ................      4,234,912
    355,400   Microsoft Corporation+ ...........     28,432,000
    206,200   Oracle Corporation+ ..............     17,333,687
     26,300   Rational Software Corporation+ ...      2,444,256
    119,000   Seagate Technology, Inc.+ ........      6,545,000
      9,590   Selectica, Inc.+ .................        671,899
    335,300   Sun Microsystems, Inc.+ ..........     30,491,344
     62,900   Trintech Group Plc, ADR+ .........      1,239,327
     54,600   VeriSign, Inc.+ ..................      9,636,900
     65,643   VERITAS Software Corporation+ ....      7,418,685
                                                  -------------
                                                    241,163,470
                                                  -------------
   CONSUMER PRODUCTS -- 1.3%
    153,400   The Clorox Company ...............      6,874,237
    144,200   Colgate-Palmolive Company ........      8,633,975
                                                  -------------
                                                     15,508,212
                                                  -------------
   ELECTRONICS -- 9.5%
     80,200   Analog Devices, Inc.+ ............      6,095,200
    120,400   Atmel Corporation+ ...............      4,439,750
     75,200   Fairchild Semiconductor
               Corporation, Class A+ ...........      3,045,600
    121,946   Flextronics International Ltd.+ ..      8,376,166

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
    ELECTRONICS -- (CONTINUED)
    205,000   Hitachi Ltd. .....................   $  2,956,313
    346,600   Intel Corporation ................     46,336,087
    149,600   Lam Research Corporation+ ........      5,610,000
     86,200   LSI Logic Corporation+ ...........      4,665,575
    184,700   Micron Technology, Inc.+ .........     16,265,144
      5,700   Novellus Systems, Inc.+ ..........        322,406
     26,100   SCI Systems, Inc.+ ...............      1,022,794
    135,000   Solectron Corporation+ ...........      5,653,125
     79,100   Teradyne, Inc.+ ..................      5,813,850
                                                  -------------
                                                    110,602,010
                                                  -------------
   ENERGY -- 0.7%
    182,000   The AES Corporation+ .............      8,303,750
                                                  -------------
   FINANCIAL SERVICES -- 4.9%
    373,114   Associates First Capital
               Corporation, Class A ............      8,325,106
    104,400   Capital One Financial Corporation       4,658,850
    235,850   Citigroup, Inc. ..................     14,209,962
     76,000   Fiserv, Inc.+ ....................      3,287,000
    210,500   Freddie Mac ......................      8,525,250
     29,100   Lehman Brothers Holdings Inc. ....      2,751,769
     60,200   Merrill Lynch & Company, Inc. ....      6,923,000
     39,100   Morgan Stanley Dean Witter &
               Company .........................      3,255,075
     64,900   Providian Financial Corporation ..      5,841,000
                                                  -------------
                                                     57,777,012
                                                  -------------
   FOOD AND BEVERAGES -- 1.3%
    123,800   Anheuser-Busch Companies, Inc. ...      9,246,312
     73,800   The Quaker Oats Company ..........      5,544,225
                                                  -------------
                                                     14,790,537
                                                  -------------
   HEALTH CARE -- 1.3%
     77,300   Bausch & Lomb, Inc. ..............      5,981,087
        400   McKesson HBOC, Inc. ..............          8,375
    176,300   Medtronic, Inc. ..................      8,781,944
                                                  -------------
                                                     14,771,406
                                                  -------------
   INSURANCE -- 3.2%
     48,100   AFLAC Inc. .......................      2,209,594
    110,625   American International Group, Inc.     12,998,437
    174,800   AXA Financial, Inc. ..............      5,943,200
    117,000   The Hartford Financial Services
               Group, Inc. .....................      6,544,687
     41,400   Marsh & McLennan Companies, Inc...      4,323,712
    192,820   MetLife, Inc.+ ...................      4,061,271
     51,400   The St. Paul Companies, Inc. .....      1,754,025
                                                  -------------
                                                     37,834,926
                                                  -------------
   MANUFACTURING -- 8.4%
     84,200   Alcoa Inc. .......................      2,441,800
     72,203   Corning Inc. .....................     19,485,785
    170,100   Deere & Company ..................      6,293,700
    562,500   General Electric Company .........     29,812,500
    127,200   Ingersoll-Rand Company ...........      5,119,800
    136,200   Owens-Illinois, Inc.+ ............      1,591,838
     30,070   SPX Corporation+ .................      3,636,591
    619,768   Tyco International Ltd. ..........     29,361,509
                                                  -------------
                                                     97,743,523
                                                  -------------
   OIL AND GAS -- 9.5%
    123,900   Baker Hughes, Inc. ...............      3,964,800
    284,970   BP Amoco Plc, ADR ................     16,118,616
    505,800   Conoco Inc., Class B .............     12,423,713
     16,500   Cooper Cameron Corporation+ ......      1,089,000
     41,300   Devon Energy Corporation .........      2,320,544
    147,200   EOG Resources, Inc. ..............      4,931,200

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
    237,774   Exxon Mobil Corporation ..........   $ 18,665,259
    349,200   Global Marine Inc.+ ..............      9,843,075
    137,200   Noble Drilling Corporation+ ......      5,650,925
    177,600   Royal Dutch Petroleum Company+ ...     11,038,586
    115,700   Santa Fe International Corporation      4,042,269
     13,200   Total Fina SA ....................      2,023,993
    179,000   Transocean Sedco Forex Inc. ......      9,565,313
    122,600   Weatherford International, Inc.+..      4,881,013
    101,400   The Williams Companies, Inc. .....      4,227,113
                                                  -------------
                                                    110,785,419
                                                  -------------
   PAPER AND FOREST PRODUCTS -- 0.2%
     48,300   Bowater Inc. .....................      2,131,238
                                                  -------------
   PHARMACEUTICALS -- 6.1%
    153,500   American Home Products Corporation      9,018,125
    104,800   AstraZeneca Group Plc ............      4,891,972
    346,400   Bristol-Myers Squibb Company .....     20,177,800
    276,650   Pfizer Inc. ......................     13,279,200
    473,359   Pharmacia Corporation ............     24,466,743
                                                  -------------
                                                     71,833,840
                                                  -------------
   RETAIL -- 5.3%
        882   Albertson's, Inc. ................         29,327
    474,200   CVS Corporation ..................     18,968,000
      8,200   Fast Retailing Company, Ltd. .....      3,431,641
    512,400   Office Depot, Inc.+ ..............      3,202,500
    203,900   RadioShack Corporation ...........      9,659,763
    414,600   Safeway Inc.+ ....................     18,708,825
    146,000   Wal-Mart Stores, Inc. ............      8,413,250
                                                  -------------
                                                     62,413,306
                                                  -------------
   SERVICES -- 1.6%
    200,500   Automatic Data Processing Inc. ...     10,739,281
     33,600   BEA Systems, Inc.+ ...............      1,661,100
      9,110   Digimarc Corporation+ ............        350,735
     31,100   i2 Technologies, Inc.+ ...........      3,242,661
     14,700   Siebel Systems, Inc.+ ............      2,404,369
                                                  -------------
                                                     18,398,146
                                                  -------------

                                                         VALUE
     SHARES                                            (NOTE 1)
     ------                                            --------
   TELECOMMUNICATIONS -- 14.1%
     13,700   Allegiance Telcom, Inc.+ .........    $     876,800
    104,000   Bell Atlantic Corporation ........        5,284,500
     94,600   CIENA Corporation+ ...............       15,768,638
    101,500   Comverse Technology, Inc.+ .......        9,439,500
    169,930   FLAG Telecom Holdings, Ltd.+ .....        2,527,709
    412,500   Global Crossing Ltd.+ ............       10,853,906
     21,700   Intermedia Communications Inc.+ ..          645,575
    147,400   Koninklijke KPN NV ...............        6,593,205
     33,600   Level 3 Communications, Inc.+ ....        2,956,800
    333,400   Metromedia Fiber Network, Inc.,
               Class A+ ........................       13,231,813
    348,475   Motorola, Inc. ...................       10,127,555
        484   Nippon Telegraph & Telephone
               Corporation+ ....................        6,432,348
    343,200   Nortel Networks Corporation ......       23,423,400
    165,700   Qwest Communications International
               Inc.+ ...........................        8,233,219
    237,900   Sprint Corporation ...............       12,132,900
    238,000   Sprint Corporation (PCS Group)+ ..       14,161,000
     52,105   Tellabs, Inc.+ ...................        3,565,936
     20,400   Time Warner Telecom Inc., Class A+        1,313,250
    993,819   Vodafone AirTouch Plc ............        4,015,005
     19,200   Winstar Communications, Inc.+ ....          650,400
    289,891   WorldCom, Inc.+ ..................       13,298,750
                                                   --------------
                                                      165,532,209
                                                   --------------
              Total Common Stocks
               (Cost $939,469,469) .............    1,119,393,292
                                                   --------------
   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.0%
   (Cost $46,582,991)
$46,600,000   Federal Home Loan Mortgage
               Corporation,
               6.086%[double dagger]
               due 07/03/2000 ..................       46,582,991
                                                   --------------
TOTAL INVESTMENTS (COST $986,052,460*) ...  99.7%   1,165,976,283
OTHER ASSETS AND LIABILITIES (NET) .......   0.3        3,849,537
                                           ------  --------------
NET ASSETS ............................... 100.0%  $1,169,825,820
                                           ======  ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 87.2%
   BANKS -- 1.7%
    189,000   The Chase Manhattan Corporation...    $ 8,705,812
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 10.3%
    766,000   Comcast Corporation, Special
               Class A+ ........................     31,023,000
    455,000   Cox Communications, Inc., Class A+     20,730,937
     11,700   Time Warner Inc. .................        889,200
                                                    -----------
                                                     52,643,137
                                                    -----------
   COMPUTER INDUSTRY -- 12.7%
    334,000   Apple Computer, Inc.+ ............     17,493,250
    275,000   At Home Corporation, Series A+ ...      5,706,250
     34,100   Citrix Systems, Inc.+ ............        645,769
    241,000   Dell Computer Corporation+ .......     11,884,312
     19,200   EMC Corporation+ .................      1,477,200
    130,400   Gateway Inc.+ ....................      7,400,200
    153,700   Lexmark International Group, Inc.,
               Class A+ ........................     10,336,325
     26,000   Oracle Corporation+ ..............      2,185,625
     72,000   Sun Microsystems, Inc.+ ..........      6,547,500
     77,000   Unisys Corporation+ ..............      1,121,312
                                                    -----------
                                                     64,797,743
                                                    -----------
   CONSUMER PRODUCTS -- 1.4%
     21,000   Colgate-Palmolive Company ........      1,257,375
     19,400   Eastman Kodak Company ............      1,154,300
     79,500   Kimberly-Clark Corporation .......      4,561,312
                                                    -----------
                                                      6,972,987
                                                    -----------
   ELECTRONICS -- 2.2%
     92,000   Solectron Corporation+ ...........      3,852,500
    101,600   Teradyne, Inc.+ ..................      7,467,600
                                                    -----------
                                                     11,320,100
                                                    -----------
   FINANCIAL SERVICES -- 9.7%
    132,000   American Express Company .........      6,880,500
    113,000   Citigroup, Inc. ..................      6,808,250
    291,000   First Data Corporation ...........     14,440,875
     33,000   Merrill Lynch & Company, Inc. ....      3,795,000
    212,000   Morgan Stanley Dean Witter &
               Company .........................     17,649,000
                                                    -----------
                                                     49,573,625
                                                    -----------
   HEALTH CARE -- 3.0%
    192,000   Guidant Corporation+ .............      9,504,000
     54,300   Johnson & Johnson ................      5,531,813
                                                    -----------
                                                     15,035,813
                                                    -----------
   INSURANCE -- 2.8%
    112,000   American International Group, Inc.     13,160,000
     15,000   The Hartford Financial Services
               Group, Inc. .....................        839,063
                                                    -----------
                                                     13,999,063
                                                    -----------
   MANUFACTURING -- 3.9%
    418,000   Tyco International Ltd. ..........     19,802,750
                                                    -----------
   OIL AND GAS -- 1.9%
     26,100   Schlumberger, Ltd. ...............      1,947,713
    190,000   The Williams Companies, Inc. .....      7,920,625
                                                    -----------
                                                      9,868,338
                                                    -----------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   PAPER AND FOREST PRODUCTS -- 0.2%
     28,000   Weyerhaeuser Company .............    $ 1,204,000
                                                    -----------
   PHARMACEUTICALS -- 2.1%
    221,000   Pfizer Inc. ......................     10,608,000
                                                    -----------
   RETAIL -- 12.4%
    173,000   Best Buy Company Inc.+ ...........     10,942,250
    298,600   Costco Wholesale Corporation+ ....      9,853,800
    200,000   The Kroger Company+ ..............      4,412,500
      7,600   Lowe's Companies, Inc. ...........        312,075
    164,000   Safeway Inc.+ ....................      7,400,500
    372,000   Target Corporation ...............     21,576,000
    270,000   Walgreen Company .................      8,690,625
                                                    -----------
                                                     63,187,750
                                                    -----------
   SEMICONDUCTORS -- 5.9%
    181,900   Analog Devices, Inc.+ ............     13,824,400
    152,700   Applied Materials, Inc.+ .........     13,838,438
     33,000   Texas Instruments, Inc. ..........      2,266,688
                                                    -----------
                                                     29,929,526
                                                    -----------
   SERVICES -- 3.8%
     72,000   Automatic Data Processing, Inc. ..      3,856,500
    126,000   Celestica, Inc.+ .................      6,252,750
    104,200   Omnicom Group Inc. ...............      9,280,312
                                                    -----------
                                                     19,389,562
                                                    -----------
   TELECOMMUNICATIONS -- 13.2%
     28,600   360networks Inc.+ ................        436,150
    460,200   Nextel Communications, Inc.,
               Class A+ ........................     28,158,488
    547,200   Nokia Oyj, ADR ...................     27,325,800
    163,500   Nortel Networks Corporation ......     11,158,875
                                                    -----------
                                                     67,079,313
                                                    -----------
              Total Common Stocks
               (Cost $380,559,316) .............    444,117,519
                                                    -----------

   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 13.3%
   (Cost $67,879,215)
$67,904,000   Federal National Mortgage
               Association,
               6.086%[double dagger]
               due 07/03/2000 ..................     67,879,215
                                                    -----------
TOTAL INVESTMENTS (COST $448,438,531*) ..  100.5%   511,996,734
OTHER ASSETS AND LIABILITIES (NET) ......   (0.5)    (2,627,437)
                                           ------  ------------
NET ASSETS ..............................  100.0%  $509,369,297
                                           ======  ============
 ------------------------------
              *  Aggregate cost for Federal tax purposes.
              +  Non-income producing security.
[double dagger]  Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 97.7%
   APPAREL AND TEXTILES -- 1.1%
    500,000   Unifi, Inc.+ .....................    $ 6,187,500
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 8.4%
     42,000   Citadel Communications Corporation+     1,467,375
    137,000   Comcast Corporation, Special
               Class A+ ........................      5,548,500
     60,000   Emmis Communications Corporation,
               Class A+ ........................      2,482,500
     75,000   Entercom Communications
               Corporation+ ....................      3,656,250
    230,000   Hearst-Argyle Television, Inc.+ ..      4,485,000
    170,000   RCN Corporation+ .................      4,313,750
    200,000   Rogers Communications, Inc.,
               Class  B+ .......................      5,700,000
    275,000   United Pan-Europe Communications
               N.V., Class A, ADR+ .............      7,425,000
    260,000   UnitedGlobalCom Inc., Class A+ ...     12,155,000
    120,000   USA Networks, Inc.+ ..............      2,595,000
                                                    -----------
                                                     49,828,375
                                                    -----------
   CHEMICALS -- 1.4%
    500,000   Lyondell Chemical Company ........      8,375,000
                                                    -----------
   COMPUTER INDUSTRY -- 5.6%
    300,000   At Home Corporation, Series A+ ...      6,225,000
    150,200   Fiserv, Inc.+ ....................      6,496,150
     80,000   Foundry Networks, Inc.+ ..........      8,840,000
    750,000   Informix Corporation+ ............      5,578,125
    200,000   PSINet Inc.+ .....................      5,025,000
     29,600   RADVision, Ltd.+ .................        826,950
                                                    -----------
                                                     32,991,225
                                                    -----------
   ELECTRONICS -- 0.5%
     69,100   Fairchild Semiconductor
               Corporation, Class A+ ...........      2,798,550
                                                    -----------
   ENERGY -- 0.2%
     20,000   The AES Corporation+ .............        912,500
                                                    -----------
   FINANCIAL SERVICES -- 8.3%
    620,000   Associates First Capital
               Corporation, Class A ............     13,833,750
    100,000   Healthcare Financial Partners,
               Inc.+^ ..........................      3,500,000
    460,000   Legg Mason, Inc. .................     23,000,000
    180,000   MBIA, Inc. .......................      8,673,750
                                                    -----------
                                                     49,007,500
                                                    -----------
   HEALTH CARE -- 4.5%
          1   Genzyme Surgical Products+ .......             10
  1,125,000   Health Management Associates, Inc.,
               Class A+ ........................     14,695,312
    700,000   HEALTHSOUTH Corpation+ ...........      5,031,250
     60,000   PE Corp-PE Biosystems Group ......      3,952,500
    100,000   Tenet Healthcare Corporation+ ....      2,700,000
                                                    -----------
                                                     26,379,072
                                                    -----------
   HOTELS/RESORTS -- 3.0%
    450,000   Extended Stay Amererica, Inc.+ ...      4,162,500
     80,000   MGM Grand, Inc. ..................      2,570,000
    600,000   Park Place Entertainment
               Corporation+ ....................      7,312,500
    196,000   Sun International Hotels Ltd.+ ...      3,920,000
                                                    -----------
                                                     17,965,000
                                                    -----------
   INSURANCE -- 5.7%
    675,000   ACE Ltd. .........................     18,900,000
    125,000   AFLAC Inc. .......................      5,742,187
    275,000   CNA Financial Corporation+ .......      9,350,000
                                                    -----------
                                                     33,992,187
                                                    -----------

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   LEISURE ENTERTAINMENT -- 5.4%
    500,000   Carnival Corporation .............    $ 9,750,000
    450,000   Metro-Goldwyn-Mayer Inc.+ ........     11,756,250
     50,000   Premier Parks Inc.+ ..............      1,137,500
    506,400   Royal Carribean Cruises Ltd. .....      9,368,400
                                                    -----------
                                                     32,012,150
                                                    -----------
   MANUFACTURING -- 2.2%
    150,000   Masco Corporation ................      2,709,375
    197,200   Mohawk Industries, Inc.+ .........      4,289,100
     30,000   Monaco Coach Corporation+ ........        408,750
    450,000   U.S. Industries, Inc. ............      5,456,250
                                                    -----------
                                                     12,863,475
                                                    -----------
   OIL AND GAS -- 4.7%
    110,000   Diamond Offshore Drilling, Inc. ..      3,863,750
    250,000   Kerr-McGee Corporation ...........     14,734,375
     46,300   Louis Dreyfus Natural Gas
               Corporation+ ....................      1,449,769
     77,200   Santa Fe International Corporation      2,697,175
     80,700   Stolt Comex Seaway S.A.+ .........      1,139,888
    345,000   Stolt Comex Seaway, S.A., ADR+ ...      4,096,875
                                                    -----------
                                                     27,981,832
                                                    -----------
   PHARMACEUTICALS -- 1.1%
     50,000   Human Genome Sciences, Inc.+ .....      6,668,750
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.8%
    115,000   Boston Properties, Inc. ..........      4,441,875
     77,629   Canadian Hotel Income Properties..        500,917
                                                    -----------
                                                      4,942,792
                                                    -----------
   RETAIL -- 3.4%
    160,000   Bed Bath & Beyond, Inc.+ .........      5,800,000
          1   Delhaize America, Inc., Class A ..             18
    250,000   Family Dollar Stores, Inc. .......      4,890,625
      3,900   Industrie Natuzzi SpA, ADR .......         46,312
    220,000   The Kroger Company+ ..............      4,853,750
    100,000   The Limited, Inc. ................      2,162,500
     57,000   Mattel, Inc. .....................        751,687
     72,900   The TJX Companies, Inc. ..........      1,366,875
          1   Too Inc.+ ........................             25
                                                    -----------
                                                     19,871,792
                                                    -----------
   SCHOOLS -- 0.2%
     50,000   Edison Schools, Inc. .............      1,159,375
                                                    -----------
   SERVICES -- 2.5%
    200,000   Cendant Corporation+ .............      2,800,000
     21,000   ChoicePoint Inc.+ ................        934,500
     80,000   United Rentals, Inc.+ ............      1,370,000
    360,000   Viad Corporation .................      9,810,000
                                                    -----------
                                                     14,914,500
                                                    -----------
   TELECOMMUNICATIONS -- 29.0%
    425,000   Adelphia Business Solutions, Inc.+      9,854,688
     80,000   ALLTEL Corporation ...............      4,955,000
    150,400   Amdocs Ltd.+ .....................     11,543,200
    329,000   AT&T Wireless Group+ .............      9,170,875
    100,000   CenturyTel, Inc. .................      2,875,000
    198,600   Clearnet Communications Inc.+ ....      5,514,253
  1,100,000   Global TeleSystems Group, Inc.+ ..     13,268,750
    150,000   Infonet Services Corporation,
               Class B+ ........................      1,790,625
    635,000   Millicom International Cellular
               S.A.+ ...........................     22,225,000
    400,000   NTL, Inc.+ .......................     23,950,000
     50,000   SAVVIS Communications Corporation+        653,125
    370,000   Scientific-Atlanta, Inc. .........     27,565,000
    161,700   Telephone and Data Systems, Inc...     16,210,425
     50,000   Telesystem International Wireless,
               Inc. ............................        925,000

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
     50,000   Time Warner Telecom Inc., Class A+    $ 3,218,750
    260,000   United States Cellular Corporation+    16,380,000
     25,000   Western Wireless Corporation,
               Class A+ ........................      1,362,500
                                                    -----------
                                                    171,462,191
                                                    -----------
   TRANSPORTATION -- 9.7%
    155,000   Alaska Air Group, Inc.+ ..........      4,204,375
    230,000   Budget Group, Inc., Class A+ .....        948,750
    641,400   Continental Airlines, Inc.,
               Class B+ ........................     30,145,800
    115,000   Knightsbridge Tankers, Ltd. ......      2,300,000
    650,000   Northwest Airlines Corporation+ ..     19,784,375
                                                    -----------
                                                     57,383,300
                                                    -----------
              Total Common Stocks
               (Cost $543,660,915) .............    577,697,066
                                                    -----------
PREFERRED STOCKS -- 0.3%
   INDUSTRIAL -- 0.0%#
      5,440   Hybridon, Inc., Series A+ ........        151,994
                                                    -----------
   TELECOMMUNICATIONS -- 0.3%
     25,000   Amdocs TRACES ....................      1,578,125
                                                    -----------
              Total Preferred Stocks
               (Cost $898,475) .................      1,730,119
                                                    -----------

   PRINCIPAL                                          VALUE
     AMOUNT                                          (NOTE 1)
   ---------                                         --------
CONVERTIBLE BONDS -- 0.8%
   (Cost $4,330,165)
   TELECOMMUNICATIONS -- 0.8%
 $3,000,000   NTL Inc.,
               7.000% due 12/15/2008 ...........    $ 4,815,000
                                                    -----------
   SHARES
   ------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners,
               Inc.^ ...........................        645,720
                                                    -----------
   PHARMACEUTICALS -- 0.0%#
     30,995   Hybridon, Inc. ...................            310
                                                    -----------
              Total Warrants
               (Cost $485,600) .................        646,030
                                                    -----------
TOTAL INVESTMENTS (COST $549,375,155*) ..   98.9%   584,888,215
OTHER ASSETS AND LIABILITIES (NET) ......    1.1      6,749,154
                                           ------  ------------
NET ASSETS ..............................  100.0%  $591,637,369
                                           ======  ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  ^ Illiquid security.
  + Non-income producing security.
  # Amount is less than 0.1%.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
COMMON STOCKS -- 84.8%
   ADVERTISING -- 0.8%
     70,800   Lamar Advertising Company+ .......    $ 3,066,525
                                                    -----------
   APPAREL AND TEXTILES -- 0.1%
     12,226   Jones Apparel Group, Inc.+ .......        287,311
                                                    -----------
   AUTOMOTIVE -- 0.6%
     63,800   Harley-Davidson, Inc. ............      2,456,300
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 4.9%
     75,000   Hispanic Broadcasting Corporation+      2,484,375
     49,500   Macrovision Corporation+ .........      3,164,133
     52,000   Pegasus Communications Corporation+     2,551,250
     37,900   Polycom, Inc.+ ...................      3,566,153
     37,300   Univision Communications, Inc.,
               Class A+ ........................      3,860,550
     93,900   Westwood One, Inc.+ ..............      3,204,337
                                                    -----------
                                                     18,830,798
                                                    -----------
   COMPUTER INDUSTRY -- 10.5%
     66,500   Allaire Corporation+ .............      2,443,875
     16,600   Check Point Software Technologies
               Ltd.+ ...........................      3,515,050
     46,500   Critical Path, Inc.+ .............      2,711,531
     54,400   Digex, Inc.+ .....................      3,695,800
     37,200   Macromedia, Inc.+ ................      3,596,775
     40,000   Mercury Interactive Corporation+..      3,870,000
     62,100   Portal Software, Inc.+ ...........      3,966,637
     52,500   Quest Software, Inc.+ ............      2,907,187
     30,900   Rational Software Corporation+ ...      2,871,769
     60,800   SanDisk Corporation+ .............      3,720,200
     61,500   Verity, Inc.+ ....................      2,337,000
     82,000   Websense, Inc.+ ..................      2,060,250
     64,200   WebTrends Corporation+ ...........      2,483,737
                                                    -----------
                                                     40,179,811
                                                    -----------
   ELECTRONICS -- 13.9%
     71,500   Aeroflex, Inc.+ ..................      3,552,656
     13,400   Affymetrix, Inc.+ ................      2,212,675
     59,600   Coherent, Inc.+ ..................      4,998,950
     47,500   Credence Systems Corporation+ ....      2,621,406
     51,400   Electro Scientific Industries,
               Inc.+ ...........................      2,263,206
    110,000   KEMET Corporation+ ...............      2,756,875
     90,300   Methode Electronics, Inc., Class A      3,487,837
     69,200   Micrel, Inc.+ ....................      3,005,875
     48,600   Microchip Technology, Inc.+ ......      2,831,709
     35,000   Millipore Corporation ............      2,638,125
     60,600   Newport Corporation ..............      6,506,925
     40,900   PerkinElmer, Inc. ................      2,704,512
     46,000   Sanmina Corporation+ .............      3,933,000
     44,700   Sawtek, Inc.+ ....................      2,573,044
     65,100   Veeco Instruments, Inc.+ .........      4,768,575
    155,000   Viasystems Group, Inc.+ ..........      2,509,062
                                                    -----------
                                                     53,364,432
                                                    -----------
   FINANCIAL SERVICES -- 2.3%
     56,700   Federated Investors, Inc., Class B      1,988,044
     61,100   Fiserv, Inc.+ ....................      2,642,575
    127,400   London Pacific Group, Ltd., ADR...      1,656,200
     66,000   SEI Investments Company ..........      2,627,625
                                                    -----------
                                                      8,914,444
                                                    -----------
   FOOD AND BEVERAGES -- 0.7%
     47,600   Aldolph Coors Company, Class B ...      2,879,800
                                                    -----------
   HEALTH CARE -- 2.5%
     24,500   Bausch & Lomb, Inc. ..............      1,895,687
     92,600   First Health Group Corporation+ ..      3,038,437
    260,700   Health Management Associates, Inc.,
               Class A+ ........................      3,405,394



                                                       VALUE
     SHARES                                          (NOTE 1)
     ------                                          --------
   HEALTH CARE -- (CONTINUED)
     50,800   VISX, Inc.+ ......................    $ 1,425,575
                                                    -----------
                                                      9,765,093
                                                    -----------
   INSURANCE -- 0.9%
     88,800   ACE Ltd. .........................      2,486,400
     32,800   Aon Corporation ..................      1,018,850
                                                    -----------
                                                      3,505,250
                                                    -----------
   MANUFACTURING -- 1.7%
     44,100   Danaher Corporation ..............      2,180,194
    200,000   NS Group, Inc.+ ..................      4,187,500
                                                    -----------
                                                      6,367,694
                                                    -----------
   OIL AND GAS -- 11.9%
     33,000   BJ Services Company+ .............      2,062,500
     38,400   Cooper Cameron Corporation+ ......      2,534,400
     34,200   Dynegy Inc., Class A .............      2,336,288
     73,000   ENSCO International Inc. .........      2,614,313
    110,700   Grant Prideco, Inc.+ .............      2,767,500
     60,000   Kerr-McGee Corporation ...........      3,536,250
     65,200   Nabors Industries, Inc.+ .........      2,709,875
    100,000   National-Oilwell, Inc.+ ..........      3,287,500
    181,300   Ocean Energy, Inc.+ ..............      2,572,194
     80,000   Patterson Energy, Inc.+ ..........      2,280,000
    127,700   R&B Falcon Corporation+ ..........      3,008,931
     88,200   Rowan Companies, Inc.+ ...........      2,679,075
    175,000   Santa Fe Snyder Corporation+ .....      1,990,625
     32,300   Smith International, Inc.+ .......      2,351,844
     78,200   Spinnaker Exploration Company+ ...      2,003,875
     54,300   Transocean Sedco Forex Inc. ......      2,901,656
     86,400   Union Pacific Resources Group, Inc.     1,900,800
     56,600   Weatherford International, Inc.+..      2,253,388
                                                    -----------
                                                     45,791,014
                                                    -----------
   PHARMACEUTICALS -- 3.9%
     56,500   Biogen, Inc.+ ....................      3,644,250
     27,100   Forest Laboratories, Inc.+ .......      2,737,100
    101,300   Jones Pharma, Inc. ...............      4,045,669
     79,000   Medicis Pharmaceutical Corporation,
               Class A+ ........................      4,503,000
                                                    -----------
                                                     14,930,019
                                                    -----------
   RESTAURANTS -- 0.6%
     72,800   Outback Steakhouse, Inc.+ ........      2,129,400
                                                    -----------
   RETAIL -- 5.8%
     79,700   Bed Bath & Beyond, Inc.+ .........      2,889,125
     64,200   Dollar Tree Stores, Inc.+ ........      2,539,913
    132,100   Family Dollar Stores, Inc. .......      2,584,206
    133,200   Intimate Brands, Inc. ............      2,630,700
    122,500   Linens 'n Things, Inc.+ ..........      3,322,813
     55,600   Talbots, Inc. ....................      3,054,525
     39,600   Tiffany & Company ................      2,673,000
     69,400   Zale Corporation+ ................      2,533,100
                                                    -----------
                                                     22,227,382
                                                    -----------
   SEMICONDUCTORS -- 6.1%
     65,000   Bookham Technology Plc, ADR+ .....      3,851,250
     18,200   Cree Research, Inc.+ .............      2,429,700
     41,200   Intersil Holding Corporation+ ....      2,227,375
     41,600   Kopin Corporation+ ...............      2,880,800
     46,500   Novellus Systems, Inc.+ ..........      2,630,156
     38,500   Semtech Corporation+ .............      2,944,648
     51,400   Varian Semiconductor Equipment
               Associates, Inc.+ ...............      3,228,563
     42,200   Vitesse Semiconductor Corporation+      3,104,338
                                                    -----------
                                                     23,296,830
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SERVICES -- 3.1%
     59,900   BEA Systems, Inc.+ ...............    $ 2,961,306
     54,300   CSG Systems International, Inc.+..      3,044,194
     29,500   i2 Technologies, Inc.+ ...........      3,075,836
     30,800   Orbotech, Ltd.+ ..................      2,860,550
                                                    -----------
                                                     11,941,886
                                                    -----------
   TELECOMMUNICATIONS -- 13.2%
     79,300   ADC Telecommunications, Inc.+ ....      6,651,288
     57,800   Advanced Fibre Communications,
               Inc.+ ...........................      2,619,063
     92,700   Andrew Corporation+ ..............      3,111,244
     53,000   CommScope, Inc.+ .................      2,173,000
     38,700   Comverse Technology, Inc.+ .......      3,599,100
     38,600   Copper Mountain Networks, Inc.+ ..      3,401,625
     86,600   Crown Castle International
               Corporation+ ....................      3,160,900
     38,100   Digital Lightwave, Inc.+ .........      3,829,050
     32,400   Ditech Communications Corporation+      3,063,825
     70,000   Harris Corporation ...............      2,292,500
     30,300   MCK Communications, Inc.+ ........        700,688
     58,500   Powerwave Technologies, Inc.+ ....      2,574,000
     97,600   Primus Telecommunications Group,
               Inc.+ ...........................      2,427,800
     64,000   Scientific-Atlanta, Inc. .........      4,768,000
     14,000   SDL, Inc.+ .......................      3,992,625
     45,800   Western Wireless Corporation,
               Class A+ ........................      2,496,100
                                                    -----------
                                                     50,860,808
                                                    -----------
   TRANSPORTATION -- 0.7%
     30,000   Kansas City Southern Industries,
               Inc. ............................      2,660,625
                                                    -----------
   UTILITIES -- 0.6%
     62,000   Montana Power Company ............      2,189,375
                                                    -----------
              Total Common Stocks
               (Cost $267,475,675) .............    325,644,797
                                                    -----------
PREFERRED STOCKS -- 0.4%
   (Cost $1,648,194)
     30,000   Titan Capital Trust ..............      1,648,170
                                                    -----------

  PRINCIPAL                                           VALUE
   AMOUNT                                           (NOTE 1)
  ---------                                         -------
CONVERTIBLE BONDS -- 0.6%
$   210,000   Exodus Communications, Inc.
               4.750% due 07/15/2008^ ..........    $   300,300
  2,562,000   Primus Telecommunications Group,
               Inc.
               5.750% due 02/15/2007^ ..........      1,790,198
                                                    -----------
              Total Convertible Bonds
               (Cost $2,721,543) ...............      2,090,498
                                                    -----------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 13.1%
   (Cost $50,339,619)
 50,358,000   Federal National Mortgage
               Association,
               6.086%[double dagger]
               due 07/03/2000 ..................     50,339,619
                                                    -----------
TOTAL INVESTMENTS (COST $322,185,031*) ..   98.9%   379,723,084
OTHER ASSETS AND LIABILITIES (NET) ......    1.1      4,241,561
                                           -----   ------------
NET ASSETS ..............................  100.0%  $383,964,645
                                           =====   ============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              ^ Illiquid security.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 95.8%
   BROADCAST, RADIO AND TELEVISION -- 0.9%
     74,600   Hearst-Argyle Television, Inc.+ ..  $   1,454,700
     22,100   Sinclair Broadcast Group, Inc.,
               Class A+ ........................        243,100
    637,600   SportLine USA, Inc.+ .............     10,879,050
                                                  -------------
                                                     12,576,850
                                                  -------------
   CHEMICALS -- 0.5%
    195,400   Rohm and Haas Company ............      6,741,300
                                                  -------------
   COMPUTER INDUSTRY -- 27.4%
      6,800   Affiliated Computer Services, Inc.,
               Class A+ ........................        224,825
    724,990   Ancor Communications, Inc.+ ......     25,929,720
    141,900   Aspen Technology, Inc.+ ..........      5,463,150
    257,800   Cabletron Systems, Inc.+ .........      6,509,450
     32,900   Check Point Software Technologies
               Ltd.+ ...........................      6,966,575
    978,200   CheckFree Holdings Corporation+ ..     50,438,437
    129,850   Chordiant Software, Inc.+ ........      2,158,756
    179,200   Computer Network Technology
               Corporation+ ....................      3,113,600
    390,100   Diversinet Corporation+ ..........      4,632,437
    638,501   Emulex Corporation+ ..............     41,941,534
    118,300   Entrust Technologies, Inc.+ ......      9,789,325
    314,900   ePresence, Inc.+ .................      2,283,025
    318,700   MMC Networks, Inc.+ ..............     17,030,531
    453,675   Peregrine Systems, Inc.+ .........     15,736,852
    302,150   Radiant Systems, Inc. ............      7,251,600
    737,300   RSA Security, Inc.+ ..............     51,058,025
  1,551,882   S1 Corporation+ ..................     36,178,249
    482,300   Seagate Technology, Inc.+ ........     26,526,500
    710,050   Switchboard, Inc.+ ...............      7,100,500
    472,800   VeriSign, Inc.+ ..................     83,449,200
     36,500   Ziff-Davis, Inc. - ZDNet+ ........        328,500
                                                  -------------
                                                    404,110,791
                                                  -------------
   DIVERSIFIED MINERALS -- 0.0%#
    466,100   Southern Africa Minerals
               Corporation+ ....................         94,480
                                                  -------------
   ELECTRONICS -- 2.6%
    108,000   Applied Science and Technology,
               Inc.+ ...........................      2,794,500
      4,720   Capstone Turbine Corporation+ ....        212,695
    159,700   DuPont Photomasks, Inc.+ .........     10,939,450
      3,800   Marvell Technology Group, Ltd.+ ..        216,600
     84,000   MKS Instruments, Inc.+ ...........      3,286,500
     51,200   Sawtek, Inc.+ ....................      2,947,200
    432,600   SIPEX Corporation+ ...............     11,977,612
     78,900   Veeco Instruments, Inc.+ .........      5,779,425
                                                  -------------
                                                     38,153,982
                                                  -------------
   FINANCIAL SERVICES -- 1.6%
    397,300   Edwards (A.G.), Inc. .............     15,494,700
    152,100   Intuit, Inc.+ ....................      6,293,137
    220,700   Netzee, Inc.+ ....................      1,262,128
                                                  -------------
                                                     23,049,965
                                                  -------------
   FOOD AND BEVERAGES -- 1.8%
  1,574,050   Del Monte Foods Company+ .........     10,723,216
    426,600   Keebler Foods Company+ ...........     15,837,525
                                                  -------------
                                                     26,560,741
                                                  -------------
   HEALTH CARE -- 8.8%
      1,800   AHT Corporation+ .................          3,600
    177,500   Cerner Corporation+ ..............      4,836,875
    905,600   Cytyc Corporation+ ...............     48,336,400

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
HEALTH CARE -- (CONTINUED)
    502,178   Martek Biosciences Corporation+^..  $   9,415,837
  1,123,105   Total Renal Care Holdings, Inc.+..      6,738,630
  2,143,400   VISX, Inc.+ ......................     60,149,162
                                                  -------------
                                                    129,480,504
                                                  -------------
   MANUFACTURING -- 2.7%
  1,211,600   AGCO Corporation .................     14,842,100
  1,905,800   Smurfit-Stone Container
               Corporation+ ....................     24,537,175
                                                  -------------
                                                     39,379,275
                                                  -------------
   OIL AND GAS -- 21.0%
    487,700   Apache Corporation ...............     28,682,856
    389,663   Diamond Offshore Drilling, Inc. ..     13,686,913
  1,521,600   EOG Resources, Inc. ..............     50,973,600
  2,203,500   Global Industries, Ltd.+ .........     41,591,063
    511,500   Global Marine Inc.+ ..............     14,417,906
    677,900   The Houston Exploration Company+..     17,032,238
  1,171,560   Newfield Exploration Company+ ....     45,837,285
     90,100   Noble Affiliates, Inc. ...........      3,356,225
  1,251,500   Noble Drilling Corporation+ ......     51,546,156
    795,600   Transocean Sedco Forex Inc. ......     42,514,875
                                                  -------------
                                                    309,639,117
                                                  -------------
   PHARMACEUTICALS -- 6.0%
    707,860   IntraBiotics Pharmaceuticals, Inc.+    18,891,014
    639,000   United Therapeutics Corporation+..     69,251,625
                                                  -------------
                                                     88,142,639
                                                  -------------
   PRINTING/PUBLISHING -- 1.2%
    282,500   Scholastic Corporation+ ..........     17,267,813
                                                  -------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.2%
     60,800   Pinnacle Holdings, Inc.+ .........      3,283,200
                                                  -------------
   RETAIL -- 5.5%
    837,400   BJ's Wholesale Club, Inc.+ .......     27,634,200
    257,700   The Gymboree Corporation+ ........        773,100
  2,403,070   The Kroger Company+ ..............     53,017,732
                                                  -------------
                                                     81,425,032
                                                  -------------
   SERVICES -- 7.8%
    158,640   Collectors Universe, Inc.+ .......        466,005
    783,600   CSG Systems International, Inc.+..     43,930,575
    315,000   IDEXX Laboratories, Inc.+ ........      7,205,625
    187,800   The InterCept Group, Inc.+ .......      3,192,600
     36,500   iVillage, Inc.+ ..................        307,969
    431,100   National Data Corporation ........      9,915,300
  1,279,900   NOVA Corporation+ ................     35,757,206
    461,200   W.W. Grainger, Inc. ..............     14,210,725
                                                  -------------
                                                    114,986,005
                                                  -------------
   TELECOMMUNICATIONS -- 7.8%
    139,500   Adelphia Business Solutions, Inc.+      3,234,656
     50,700   Allegiance Telcom, Inc.+ .........      3,244,800
    865,400   American Tower Corporation,
               Class A+ ........................     36,076,363
    113,400   Aware, Inc.+ .....................      5,797,575
    793,190   Cable Design Technologies
               Corporation+ ....................     26,571,865
     78,200   Comverse Technology, Inc.+ .......      7,272,600
     97,800   Covad Communications Group, Inc.+       1,577,025
      3,170   i3 Mobile, Inc.+ .................         58,249
     44,400   ICG Communications, Inc.+ ........        979,575
    160,240   Intermedia Communications Inc.+ ..      4,767,140

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
    147,700   MGC Communications, Inc.+ ........  $   8,852,769
     53,800   Spectrasite Holdings, Inc.+ ......      1,526,575
      4,430   Stratos Lightwave, Inc.+ .........        123,486
     86,200   Tekelec+ .........................      4,153,763
    167,900   Time Warner Telecom Inc., Class A+     10,808,563
                                                  -------------
                                                    115,045,004
                                                  -------------
              Total Common Stocks
               (Cost $1,223,964,414) ...........  1,409,936,698
                                                  -------------

   PRINCIPAL
    AMOUNT
   ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 4.6%
(Cost $67,475,363)
$67,500,000   Federal Home Loan Mortgage
               Corporation,
               6.086%[double dagger]
               due 07/03/2000 ..................       67,475,363
                                                   --------------
TOTAL INVESTMENTS (COST $1,291,439,777*)   100.4%   1,477,412,061
OTHER ASSETS AND LIABILITIES (NET) .....    (0.4)      (5,223,200)
                                           ------  --------------
NET ASSETS .............................   100.0%  $1,472,188,861
                                           ======  ==============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              ^ Illiquid security.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.
              # Amount is less than 0.01%.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 91.8%
   ADVERTISING -- 0.9%
     68,000   24/7 Media, Inc.+ ................    $ 1,062,500
     87,000   ADVO, Inc. .......................      3,654,000
                                                    -----------
                                                      4,716,500
                                                    -----------
   AEROSPACE/DEFENSE -- 0.8%
    150,000   Armor Holdings, Inc.+ ............      1,950,000
     60,000   REMEC, Inc.+ .....................      2,512,500
                                                    -----------
                                                      4,462,500
                                                    -----------
   AGRICULTURE -- 0.1%
    160,000   Seminis, Inc., Class A+ ..........        420,000
                                                    -----------
   AIRLINES -- 1.6%
    230,000   Atlantic Coast Airlines Holdings,
               Inc.+ ...........................      7,302,500
     42,600   SkyWest, Inc. ....................      1,578,862
                                                    -----------
                                                      8,881,362
                                                    -----------
   APPAREL AND TEXTILES -- 0.7%
    110,000   Kellwood Company .................      2,323,750
    250,000   The Stride Rite Corporation ......      1,531,250
                                                    -----------
                                                      3,855,000
                                                    -----------
   AUTOMOTIVE -- 2.0%
    170,000   Autoweb.com, Inc.+ ...............        361,250
     50,000   BorgWarner, Inc. .................      1,756,250
    127,300   Dollar Thrifty Automotive Group,
               Inc.+ ...........................      2,347,094
     77,500   Oshkosh Truck Corporation ........      2,770,625
    120,000   Polaris Industries, Inc. .........      3,840,000
                                                    -----------
                                                     11,075,219
                                                    -----------
   BANKS -- 2.7%
    109,500   Banknorth Group, Inc. ............      1,676,719
     60,000   Commerce Bancorp, Inc. ...........      2,760,000
    105,000   Fulton Finanacial Corporation ....      1,857,187
    200,000   Silicon Valley Bancshares ........      8,525,000
                                                    -----------
                                                     14,818,906
                                                    -----------
   BROADCAST, RADIO AND TELEVISION -- 6.2%
     75,000   Acme Communications, Inc.+ .......      1,368,750
    140,000   ACTV, Inc.+ ......................      2,091,250
     16,000   BHC Communications, Inc., Class A+      2,432,000
    114,000   Citadel Communications Corporation+     3,982,875
     70,000   Classic Communications, Inc.,
               Class A+ ........................        625,625
     92,700   Cox Radio, Inc., Class A+ ........      2,595,600
    199,000   Cumulus Media Inc., Class A+ .....      1,815,875
     80,000   Insight Communications Company,
               Inc.+ ...........................      1,250,000
    125,300   Mediacom Communications
               Corporation+ ....................      1,926,487
     30,000   Radio One, Inc., Class A+ ........        886,875
     60,000   Radio One, Inc., Class D+ ........      1,323,750
    125,000   Sinclair Broadcast Group, Inc.,
               Class A+ ........................      1,375,000
     90,000   Sirius Satellite Radio Inc.+ .....      3,988,125
    100,000   Spanish Broadcasting System, Inc.,
               Class A+ ........................      2,056,250
     25,000   TiVo Inc.+ .......................        875,000
     67,000   World Wrestling Federation
               Entertainment, Inc.+ ............      1,394,437
    105,000   XM Satellite Radio Holdings Inc.,
               Class A+ ........................      3,930,937
                                                    -----------
                                                     33,918,836
                                                    -----------
   CHEMICALS -- 0.9%
     60,000   H.B. Fuller Company ..............      2,733,750
     75,000   Spartech Corporation .............      2,025,000
                                                    -----------
                                                      4,758,750
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   COMPUTER INDUSTRY -- 7.5%
     45,000   About.com, Inc.+ .................    $ 1,417,500
     39,000   Click Commerce, Inc.+ ............        882,375
     20,500   Cobalt Networks, Inc.+ ...........      1,186,437
    101,000   CyberSource Corporation+ .........      1,395,062
     39,000   Digex, Inc.+ .....................      2,649,562
     40,000   EarthWeb Inc.+ ...................        560,000
    101,000   Extensity, Inc.+ .................      3,459,250
     31,300   Handspring, Inc.+ ................        845,100
     80,000   Intelligroup, Inc.+ ..............        960,000
    145,000   Liquid Audio, Inc.+ ..............      1,372,969
    125,000   Mail.com, Inc.+ ..................        710,937
     48,400   MatrixOne, Inc.+ .................      1,966,250
    110,000   National Information Consortium
               Inc.+ ...........................      1,251,250
     35,769   NetIQ Corporation+ ...............      2,132,727
     39,300   Numerical Technologies, Inc.+ ....      1,910,962
      6,400   ONI Systems Corporation+ .........        750,100
     22,800   OpenTV Corporation+ ..............      1,023,150
     46,000   PC-Tel, Inc.+ ....................      1,748,000
     50,000   Pixar, Inc.+ .....................      1,762,500
     33,200   Register.com, Inc.+ ..............      1,014,675
     66,500   Remedy Corporation+ ..............      3,707,375
     32,900   RSA Security, Inc.+ ..............      2,278,325
     50,000   Saba Software, Inc.+ .............      1,050,000
     39,000   Snowball.com, Inc.+ ..............        190,125
     90,000   Via Net.Works, Inc.+ .............      1,389,375
     50,000   WorldGate Communications, Inc.+ ..        887,500
    181,000   Xpedior Inc.+ ....................      2,500,062
                                                    -----------
                                                     41,001,568
                                                    -----------
   CONSUMER PRODUCTS -- 2.7%
    146,000   American Greetings Corporation,
               Class A .........................      2,774,000
    450,000   Egreetings Network, Inc.+ ........        618,750
     59,800   Libbey Inc. ......................      1,921,075
    115,000   Martha Stewart Living Omnmedia,
               Inc., Class A+ ..................      2,530,000
    140,000   Nu Skin Enterprises, Inc., Class A+       805,000
    167,000   Ocular Sciences, Inc.+ ...........      1,962,250
    150,000   RPM, Inc. ........................      1,518,750
     66,000   The Scotts Company, Class A+ .....      2,409,000
                                                    -----------
                                                     14,538,825
                                                    -----------
   EDUCATION -- 0.9%
    200,000   click2learn.com, Inc.+ ...........      3,525,000
     60,000   Lightspan Inc.+ ..................        330,000
     53,000   Riverdeep Group Plc, ADR+ ........      1,026,875
                                                    -----------
                                                      4,881,875
                                                    -----------
   ELECTRONICS -- 9.4%
     30,000   American Superconductor
               Corporation+ ....................      1,447,500
      6,600   Capstone Turbine Corporation+ ....        297,413
     85,600   Electro Scientific Industries,
               Inc.+ ...........................      3,769,075
     60,000   Harman International Industries,
               Inc. ............................      3,660,000
    118,700   Harmon Industries, Inc. ..........      1,572,775
     15,800   Manufacturers' Services Ltd.+ ....        324,887
    123,000   Nanometrics, Inc.+ ...............      5,066,062
    100,000   Power Intergrations, Inc.+ .......      2,356,250
    120,000   Power-One, Inc.+ .................     13,672,500
    250,000   Sensormatic Electronics
               Corporation+ ....................      3,953,125
    100,000   SRS Labs, Inc.+ ..................        925,000
    111,000   Therma-Wave Inc.+ ................      2,476,687
    223,200   UNOVA, Inc.+ .....................      1,632,150
     65,000   Veeco Instruments, Inc.+ .........      4,761,250
     60,000   Zygo Corporation+ ................      5,448,750
                                                    -----------
                                                     51,363,424
                                                    -----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 2.2%
     98,000   American Captial Strategies, Ltd..    $ 2,339,750
    175,000   AmeriCredit Corporation+ .........      2,975,000
     55,000   Bank United Corporation, Class A..      1,935,312
     51,800   LendingTree, Inc.+ ...............        388,500
    120,000   Online Resources & Communications
               Corporation+ ....................        772,500
    104,000   Organic, Inc.+ ...................      1,014,000
    171,000   Policy Management Systems
               Corporation+ ....................      2,629,125
                                                    -----------
                                                     12,054,187
                                                    -----------
   FOOD AND BEVERAGES -- 3.3%
     77,000   Beringer Wine Estates Holdings,
               Inc., Class B+ ..................      2,719,062
    335,000   Flowers Industries, Inc. .........      6,679,063
    130,000   Suiza Foods Corporation+ .........      6,353,750
     70,750   Tootsie Roll Industries, Inc. ....      2,476,250
                                                    -----------
                                                     18,228,125
                                                    -----------
   HEALTH CARE -- 3.9%
     64,100   Aspect Medical Systems, Inc.+ ....      1,730,700
    200,000   Assisted Living Concepts, Inc.+ ..        125,000
    250,000   Capital Senior Living Corporation+        734,375
    120,000   ChromaVision Medical Systems, Inc.+     1,582,500
    187,900   Focal, Inc.+ .....................        563,700
    140,000   Healthcentral.com+ ...............        420,000
    130,000   LifePoint Hospitals, Inc.+ .......      2,892,500
    100,000   MedQuist, Inc.+ ..................      3,400,000
     35,000   Novoste Corporation+ .............      2,135,000
    180,000   Orthodontic Centers of America,
               Inc.+ ...........................      4,072,500
    100,000   PlanetRx.com, Inc.+ ..............        150,000
    150,000   Triad Hospitals, Inc.+ ...........      3,628,125
                                                    -----------
                                                     21,434,400
                                                    -----------
   INSURANCE -- 1.4%
    100,000   Everest Re Group, Ltd. ...........      3,287,500
     51,000   Fidelity National Financial, Inc..        933,937
    100,000   The First American Corporation ...      1,431,250
    105,000   Philadelphia Consolidated Holding
               Corporation+ ....................      1,765,313
                                                    -----------
                                                      7,418,000
                                                    -----------
   LEISURE ENTERTAINMENT -- 1.4%
    450,000   Acclaim Entertainment, Inc.+ .....        646,875
    110,000   Championship Auto Racing Teams,
               Inc.+ ...........................      2,805,000
     44,000   International Speedway Corporation,
               Class A .........................      1,820,500
     90,200   Speedway Motorsports, Inc.+ ......      2,074,600
                                                    -----------
                                                      7,346,975
                                                    -----------
   MANUFACTURING -- 2.8%
    250,000   CONSOL Energy Inc. ...............      3,781,250
    154,000   Donaldson Company, Inc. ..........      3,041,500
     60,000   Elcor Corporation ................      1,380,000
    120,000   Ivex Packaging Corporation+ ......      1,335,000
    200,000   Speedfam-IPEC, Inc.+ .............      3,637,500
    110,000   Valence Technology, Inc.+ ........      2,028,125
                                                    -----------
                                                     15,203,375
                                                    -----------
   OIL AND GAS -- 0.6%
    300,000   San Juan Basin Royalty Trust .....      3,000,000
                                                    -----------
   PAPER AND FOREST PRODUCTS -- 0.4%
     40,000   Potlatch Corporation .............      1,325,000
    105,000   Wausau-Mosinee Paper Corporation..        899,063
                                                    -----------
                                                      2,224,063
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   PHARMACEUTICALS -- 7.1%
     92,700   Aclara Biosciences Inc.+ .........    $ 4,721,906
     86,900   Algos Pharmaceuticals Corporation+      1,325,225
     88,000   Antigenics Inc.+ .................      1,463,000
     60,000   Aviron+ ..........................      1,852,500
     30,000   Charles River Laboratories
               International, Inc.+ ............        665,625
     36,000   Diversa Corporation+ .............      1,192,500
     58,500   Exelixis, Inc.+ ..................      1,952,438
     95,000   Gene Logic Inc.+ .................      3,390,313
    375,000   Heska Corporation+ ...............        796,875
     95,000   ILEX Oncology, Inc.+ .............      3,348,750
    170,000   The Immune Response Corporation+..      1,848,750
    110,000   Kendle International Inc.+ .......        866,250
        379   Nexell Therapeutics Inc.+ ........          5,638
     33,400   Protein Design Labs, Inc.+ .......      5,509,434
     38,300   Tanox, Inc.+ .....................      1,812,069
     80,000   Trimeris, Inc.+ ..................      5,595,000
     88,000   Vical, Inc.+ .....................      1,694,000
     57,000   ViroPharma, Inc.+ ................        890,625
                                                    -----------
                                                     38,930,898
                                                    -----------
   PRINTING/PUBLISHING -- 0.4%
    160,000   Hollinger International Inc. .....      2,180,000
                                                    -----------
   REAL ESTATE -- 1.2%
     92,000   HomeStore.com, Inc.+ .............      2,685,250
    130,000   Intrawest Corporation ............      2,470,000
    120,000   Trammell Crow Company+ ...........      1,290,000
                                                    -----------
                                                      6,445,250
                                                    -----------
   REAL ESTATE INVESTMENT TRUSTS -- 0.6%
    150,000   MeriStar Hospitality Corporation..      3,150,000
                                                    -----------
   RESTAURANTS -- 1.0%
    160,000   Buffets, Inc.+ ...................      2,030,000
    260,000   CKE Restaurants, Inc. ............        780,000
    210,000   Ruby Tuesday, Inc. ...............      2,638,125
                                                    -----------
                                                      5,448,125
                                                    -----------
   RETAIL -- 1.8%
    125,000   American Eagle Outfitters, Inc.+..      1,750,000
    170,000   Ashford.com, Inc.+ ...............        488,750
    120,000   CDnow, Inc.+ .....................        371,250
    175,000   Cheap Tickets, Inc.+ .............      2,100,000
    120,000   Fogdog, Inc.+ ....................        153,750
     60,000   HomeGrocer.com, Inc.+ ............        361,875
    234,000   Neoforma.com, Inc.+ ..............      1,645,313
     33,000   Pets.com, Inc.+ ..................         74,250
    210,000   QXL.com Plc, ADS+ ................      1,627,500
    250,000   Restoration Hardware, Inc. .......      1,375,000
                                                    -----------
                                                      9,947,688
                                                    -----------
   SEMICONDUCTORS -- 9.8%
    150,000   ASM International N.V.+ ..........      3,975,000
     23,700   August Technology Corporation+ ...        389,569
    100,000   Cymer, Inc.+ .....................      4,775,000
     70,000   Electroglas, Inc.+ ...............      1,505,000
     61,000   Exar Corporation+ ................      5,318,438
     77,000   GaSonics International Corporation+     3,036,688
    324,800   LTX Corporation+ .................     11,347,700
      2,800   Marvell Technology Group, Ltd.+...        159,600
     89,000   MIPS Technologies Inc., Class A+..      3,782,500
     87,000   Parthus Technologies Plc, ADR+....      2,479,500
     58,000   Rambus, Inc.+ ....................      5,974,000
     46,000   Rudolph Technologies, Inc.+ ......      1,782,500
     74,200   SCG Holding Corporation+ .........      1,623,125

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS --  (CONTINUED)
    120,000   Silicon Valley Group, Inc.+ ......    $ 3,105,000
     60,000   Zoran Corporation+ ...............      3,956,250
                                                    -----------
                                                     53,209,870
                                                    -----------
   SERVICES -- 6.0%
     86,000   Agency.com, Inc.+ ................      1,531,875
    130,000   Alloy Online, Inc.+ ..............      1,462,500
    140,000   Cambridge Technology Partners,
               Inc.+ ...........................      1,220,625
    100,000   CoStar Group Inc.+ ...............      2,506,250
     20,000   Documentum, Inc.+ ................      1,787,500
    100,000   Harris Interactive Inc.+ .........        484,375
     39,000   HeadHunter.NET, Inc.+ ............        394,875
     76,800   Hotel Reservations Network, Inc.,
               Class A+ ........................      2,284,800
    280,000   Integrated Electrical Services,
               Inc.+ ...........................      1,435,000
     80,000   Ionics, Inc.+ ....................      2,450,000
    200,000   iVillage, Inc.+ ..................      1,687,500
    140,000   The Knot, Inc.+ ..................        533,750
     66,000   NetRatings, Inc.+ ................      1,691,250
     60,000   Official Payments Corporation+ ...        258,750
     71,650   QRS Corporation+ .................      1,759,903
     70,000   Quanta Services, Inc.+ ...........      3,850,000
    270,000   Service Corporation International+        860,625
    170,000   Steiner Leisure, Ltd.+ ...........      3,846,250
    400,000   Stewart Enterprises, Inc., Class A      1,412,500
    150,000   WESCO International, Inc.+ .......      1,434,375
                                                    -----------
                                                     32,892,703
                                                    -----------
   TELECOMMUNICATIONS -- 7.4%
     90,000   Alaska Communications Systems
               Holdings, Inc.+ .................        933,750
    100,000   Allied Riser Communications
               Corporation+ ....................      1,412,500
     42,000   Anaren Microwave, Inc.+ ..........      5,511,844
    170,000   Aspect Communications Corporation+      6,683,125
    108,000   Carrier Access Corporation+ ......      5,710,500
     26,600   Choice One Communications Inc.+ ..      1,085,613
    179,300   Cypress Communications, Inc.+ ....      1,299,925
    110,000   FLAG Telecom Holdings, Ltd.+ .....      1,636,250
     86,000   Focal Communications Corporation+       3,074,500
     30,200   GT Group Telecom Inc. Class B+ ...        477,538
    110,000   Hickory Tech Corporation .........      1,340,625
     79,000   InterWave Communications
               International, Ltd.+ ............      1,106,000
     78,700   Metawave Communications
               Corporation+ ....................      2,100,306
     50,800   Net2000 Communications, Inc.+ ....        831,850
     12,300   New Focus, Inc.+ .................      1,010,138
     50,000   SAVVIS Communications Corporation+        653,125
    100,000   Spectrasite Holdings, Inc.+ ......      2,837,500
    150,000   Superior TeleCom, Inc. ...........      1,490,625
     14,600   Time Warner Telecom Inc., Class A+        939,875
                                                    -----------
                                                     40,135,589
                                                    -----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   TRANSPORTATION -- 1.2%
     15,000   Circle International Group, Inc...    $   376,875
     50,000   Landstar System, Inc.+ ...........      2,978,125
     55,000   USFreightways Corporation ........      1,350,938
    160,000   Werner Enterprises, Inc. .........      1,850,000
                                                    -----------
                                                      6,555,938
                                                    -----------
   UTILITIES -- 2.9%
     62,500   MDU Resources Group, Inc. ........      1,351,563
    119,000   New Jersey Resources Corporation..      4,529,438
    210,000   NRG Energy, Inc.+ ................      3,832,500
    110,000   South Jersey Industries, Inc. ....      2,860,000
    136,000   Washington Gas Light Company .....      3,272,500
                                                    -----------
                                                     15,846,001
                                                    -----------
              Total Common Stocks
               (Cost $517,854,153) .............    500,343,952
                                                    -----------
TOTAL INVESTMENTS (COST $517,854,153*) ..   91.8%   500,343,952
OTHER ASSETS AND LIABILITIES (NET) ......    8.2     44,939,360
                                           -----   ------------
NET ASSETS ..............................  100.0%  $545,283,312
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS  -- 80.0%
   ADVERTISING  -- 1.2%
     90,330   Lamar Advertising Company+ .......  $   3,912,418
    261,935   TMP Worldwide Inc.+ ..............     19,334,077
                                                  -------------
                                                     23,246,495
                                                  -------------
   BANKS  -- 1.7%
    332,875   Fifth Third Bancorp. .............     21,054,344
    516,660   Firstar Corporation ..............     10,882,151
                                                  -------------
                                                     31,936,495
                                                  -------------
   BROADCAST, RADIO AND TELEVISION  -- 11.9%
  3,069,084   AT&T Corporation - Liberty Media
               Group, Class A+ .................     74,425,287
    243,430   Cablevision Systems Corporation,
               Class A+ ........................     16,522,811
    641,460   Charter Communications, Inc.,
               Class A+ ........................     10,543,999
    654,345   Comcast Corporation, Special
               Class A+ ........................     26,500,972
    286,560   Cox Communications, Inc., Class A+     13,056,390
    381,827   Infinity Broadcasting Corporation,
               Class A+ ........................     13,912,821
     47,920   Liberty Digital, Inc.+ ...........      1,437,600
    791,280   Time Warner Inc. .................     60,137,280
    238,890   UnitedGlobalCom Inc., Class A+ ...     11,168,107
                                                  -------------
                                                    227,705,267
                                                  -------------
   COMPUTER INDUSTRY  -- 18.2%
    462,660   3Com Corporation+ ................     26,660,782
    510,220   ASM Lithography Holding N.V.+ ....     22,513,458
    571,590   Cisco Systems, Inc.+ .............     36,331,689
    310,845   DoubleClick Inc.+ ................     11,850,966
    457,955   Electronic Arts Inc.+ ............     33,402,093
    512,660   EMC Corporation+ .................     39,442,779
    346,140   Exodus Communications, Inc.+ .....     15,944,074
    203,895   iGATE Capital Corporation+ .......      2,803,556
    148,880   InfoSpace.com, Inc.+ .............      8,225,620
     71,125   Inktomi Corporation+ .............      8,410,531
    205,505   Lycos, Inc.+ .....................     11,097,270
    317,437   MarchFirst, Inc.+ ................      5,793,225
    195,295   Microsoft Corporation+ ...........     15,623,600
    201,030   Phone.com, Inc.+ .................     13,092,079
    188,465   Sapient Corporation+ .............     20,153,976
     35,035   Scient Corporation+ ..............      1,545,919
    224,760   Software.com, Inc.+ ..............     29,190,705
    130,840   Verio Inc.+ ......................      7,259,576
    131,145   VeriSign, Inc.+ ..................     23,147,093
    131,920   VERITAS Software Corporation+ ....     14,909,021
                                                  -------------
                                                    347,398,012
                                                  -------------
   ELECTRONICS  -- 0.8%
    173,400   Sony Corporation .................     16,180,404
                                                  -------------
   FINANCIAL SERVICES -- 1.6%
    387,585   American Express Company .........     20,202,868
    688,920   E*TRADE Group, Inc.+ .............     11,367,180
                                                  -------------
                                                     31,570,048
                                                  -------------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   HEALTH CARE  -- 3.5%
    746,315   Medtronic, Inc. ..................    $37,175,816
     92,080   MiniMed Inc.+ ....................     10,865,440
    286,130   PE Corp-PE Biosystems Group ......     18,848,814
                                                  -------------
                                                     66,890,070
                                                  -------------
   OIL AND GAS  -- 4.6%
  1,353,525   Enron Corporation ................     87,302,363
                                                  -------------
   RETAIL  -- 3.1%
    786,060   Amazon.com, Inc.+ ................     28,543,804
    254,450   eBay, Inc.+ ......................     13,819,816
    330,610   The Home Depot, Inc. .............     16,509,837
                                                  -------------
                                                     58,873,457
                                                  -------------
   SEMICONDUCTORS  -- 4.2%
    260,975   Analog Devices, Inc.+ ............     19,834,100
    301,575   Applied Materials, Inc.+ .........     27,330,234
    113,885   Maxim Integrated Products, Inc.+..      7,737,062
    357,860   Texas Instruments, Inc. ..........     24,580,509
                                                  -------------
                                                     79,481,905
                                                  -------------
   SERVICES  -- 2.6%
     84,155   GoTo.com Inc.+ ...................      1,288,623
    350,815   i2 Technologies, Inc.+ ...........     36,577,945
     95,495   NetZero Inc.+ ....................        498,365
    277,510   Priceline.com Inc.+ ..............     10,541,044
     21,390   Ticketmaster Online-CitySearch,
               Inc., Class B+ ..................        340,903
                                                  -------------
                                                     49,246,880
                                                  -------------
   TELECOMMUNICATIONS  -- 26.6%
     87,560   AT&T Corporation .................      2,769,085
    155,060   China Telecom (Hong Kong), Ltd.,
               ADR+ ............................     27,571,606
  1,309,965   China Unicom Ltd., ADR+ ..........     27,836,756
     29,935   E-Tek Dynamics Inc.+ .............      7,897,227
     93,995   JDS Uniphase Corporation+ ........     11,267,651
    340,415   Level 3 Communications, Inc.+ ....     29,956,520
    303,712   Nokia Oyj ........................     15,498,839
  3,452,324   Nokia Oyj, ADR ...................    172,400,430
    159,461   NTL, Inc.+ .......................      9,547,727
        506   NTT DoCoMo, Inc. .................     13,687,921
    292,210   QUALCOMM, Inc.+ ..................     17,532,600
    314,510   Sprint Corporation (PCS Group)+...     18,713,345
    494,972   Telefonaktiebolaget LM Ericsson,
               Class B .........................      9,793,924
  1,481,380   Telefonaktiebolaget LM Ericsson,
               Class B, ADR ....................     29,627,600
    745,987   Telefonica S.A.+ .................     16,025,193
    441,570   Telefonos de Mexico S.A., Class L,
               ADR .............................     25,224,686
  8,451,870   Vodafone AirTouch Plc ............     34,145,353
    234,075   Vodafone AirTouch Plc, ADR .......      9,699,483
    177,010   VoiceStream Wireless Corporation+      20,585,710
    236,530   Winstar Communications, Inc.+ ....      8,012,454
                                                  -------------
                                                    507,794,110
                                                  -------------
              Total Common Stocks
               (Cost $1,248,902,961) ...........  1,527,625,506
                                                  -------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2000 (UNAUDITED)

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                          --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES  -- 15.3%
              Federal National Mortgage
               Association:
$20,000,000    6.579%[double dagger]
               due 07/28/2000 ..................    $  19,903,400
 50,000,000    6.444[double dagger]
               due 08/21/2000 ..................       49,545,958
 25,000,000    6.552%[double dagger]
               due 08/22/2000 ..................       24,767,806
 30,000,000    6.330%[double dagger]
               due 09/13/2000 ..................       29,611,800
  5,000,000    6.309%[double dagger]
               due  09/14/2000 .................        4,934,400
              Federal  Home Loan  Mortgage
               Corporation:
 10,000,000    6.125%[double dagger]
               due 07/03/2000 ..................        9,996,694
 25,000,000    6.421%[double dagger]
               due 07/05/2000 ..................       24,982,556
 90,000,000    5.106%[double dagger]
               due 07/31/2000 ..................       89,523,500
 20,000,000    5.964%[double dagger]
               due 08/01/2000 ..................       19,898,389
 20,000,000    6.479%[double dagger]
               due 09/27/2000 ..................       19,690,800
                                                    -------------
              Total U.S. Government Agency
               Discount Notes
               (Cost $292,875,025) .............      292,855,303
                                                    -------------
COMMERCIAL PAPER -- 4.3%
   (Cost $81,768,871)
 81,800,000   Prudential Funding Corporation,
               7.304%[double dagger]
               due 07/03/2000 ..................       81,768,871
                                                    -------------
TOTAL INVESTMENTS  (COST $1,623,546,857*)    99.6%  1,902,249,680
OTHER ASSETS AND LIABILITIES (NET) ......     0.4       7,240,340
                                            ------ --------------
NET ASSETS ..............................   100.0% $1,909,490,020
                                            ====== ==============
 ------------------------------
              * Aggregate cost for Federal tax purposes.
              + Non-income producing security.
[double dagger] Annualized yield at date of purchase.

                              SCHEDULE OF FORWARD
                      FOREIGN CURRENCY EXCHANGE CONTRACTS

               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY

                        CONTRACTS TO RECEIVE
                ------------------------------------
                                                             UNREALIZED
EXPIRATION       LOCAL       IN EXCHANGE     VALUE IN       APPRECIATION/
   DATE        CURRENCY       FOR U.S. $      U.S. $       (DEPRECIATION)
---------- ---------------- ------------    ------------   -------------
09/08/2000 EMU   37,800,000  $35,512,307   $36,247,560     $    735,253
01/26/2000 EMU   10,100,000    9,592,301     9,764,088          171,787
09/08/2000 JPY  132,000,000    1,260,528     1,260,379             (149)
09/14/2000 JPY  200,000,000    1,896,184     1,911,674           15,490
10/05/2000 JPY  635,000,000    5,986,673     6,092,560          105,887
                                                           ------------
                                                           $  1,028,268
                                                           ------------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                        CONTRACTS TO DELIVER
                ------------------------------------
                                                          UNREALIZED
EXPIRATION       LOCAL         IN EXCHANGE   VALUE IN    APPRECIATION/
   DATE        CURRENCY         FOR U.S. $    U.S. $     (DEPRECIATION)
----------  -----------------  -----------  -----------   -----------
09/08/2000  EMU    95,000,000  $90,091,430  $91,098,365   $(1,006,935)
09/22/2000  EMU    30,100,000   29,046,801   28,887,401       159,400
10/05/2000  EMU     6,000,000    5,766,000    5,762,705         3,295
01/26/2001  EMU    47,000,000   45,458,068   45,436,847        21,221
03/16/2001  HKD    35,000,000    4,493,297    4,493,084           213
06/27/2001  HKD   167,000,000   21,445,909   21,438,341         7,568
09/08/2000  JPY 1,070,000,000   10,460,476   10,216,707       243,769
09/14/2000  JPY   475,000,000    4,606,029    4,540,225        65,804
10/05/2000  JPY   635,000,000    6,274,704    6,092,560       182,144
                                                          -----------
                                                          $  (323,521)
                                                          -----------
Net Unrealized Appreciation of Forward
Foreign Currency Exchange Contracts ..............        $   704,747
                                                          ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                          EMU -- European Monetary Unit
                            HKD -- Hong Kong Dollars
                               JYP -- Japanese Yen
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 87.0%
   APARTMENTS -- 19.4%
     66,900   Apartment Investment &
               Management Company ..............     $2,893,425
     47,464   Avalonbay Communities, Inc. ......      1,981,622
     58,100   BRE Properties Inc., Class A .....      1,677,637
     63,287   Equity Residential Properties Trust     2,911,202
     40,505   Post Properties, Inc. ............      1,782,220
     34,000   Smith, Charles E. Residential
               Realty, Inc. ....................      1,292,000
                                                     ----------
                                                     12,538,106
                                                     ----------
   HOTELS/RESORTS -- 5.7%
     60,000   MeriStar Hospitality Corporation        1,260,000
     75,592   Starwood Hotels and Resorts
               Worldwide, Inc. .................      2,461,464
                                                     ----------
                                                      3,721,464
                                                     ----------
   MANUFACTURED HOUSING -- 2.6%
     51,300   Sun Communities, Inc. ............      1,715,344
                                                     ----------
   OFFICE/INDUSTRIAL -- 37.7%
     10,000   Alexandria Real Estate Equities,
               Inc. ............................        343,125
     77,300   AMB Property Corporation .........      1,763,406
     64,800   Boston Properties, Inc. ..........      2,502,900
     59,300   CarrAmerica Realty Corporation ...      1,571,450
     65,000   CenterPoint Properties Corporation,
               Class A .........................      2,648,750
     85,000   Duke-Weeks Realty Corporation ....      1,901,875
    155,705   Equity Office Properties Trust ...      4,291,606
     70,600   Kilroy Realty Corporation ........      1,831,188
     50,200   Liberty Property Trust ...........      1,302,063
     93,190   ProLogis Trust ...................      1,986,112
     55,500   SL Green Realty Corporation ......      1,484,625
     60,700   Spieker Properties, Inc. .........      2,792,200
                                                     ----------
                                                     24,419,300
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   REGIONAL MALLS -- 7.4%
     56,000   General Growth Properties, Inc. ..    $ 1,778,000
     79,300   The Rouse Company ................      1,962,675
     94,400   Taubman Centers, Inc. ............      1,038,400
                                                    -----------
                                                      4,779,075
                                                    -----------
   RESTAURANTS -- 3.0%
     83,500   Franchise Finance Corporation of
               America .........................      1,920,500
                                                    -----------
   SELF STORAGE -- 2.8%
     77,962   Public Storage, Inc. .............      1,827,234
                                                    -----------
   SHOPPING CENTERS -- 8.4%
     60,650   Kimco Realty Corporation .........      2,486,650
     85,400   Vornado Realty Trust .............      2,967,650
                                                    -----------
                                                      5,454,300
                                                    -----------
              Total Common Stocks
               (Cost $52,964,858) ..............     56,375,323
                                                    -----------
PREFERRED STOCK -- 1.2%
   (Cost $834,680)
     15,400   Vornado Realty Trust Convertible,
               Series A ........................        797,913
                                                    -----------
TOTAL INVESTMENTS (COST $53,799,538*) ...   88.2%    57,173,236
OTHER ASSETS AND LIABILITIES (NET) ......   11.8      7,621,672
                                           ------   -----------
NET ASSETS ..............................  100.0%   $64,794,908
                                           ======   ===========
 ------------------------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 100.9%
   CHEMICALS -- 3.4%
      9,900   BASF AG ..........................     $  401,238
     35,430   The Dow Chemical Company .........      1,069,543
                                                     ----------
                                                      1,470,781
                                                     ----------
   DIAMONDS/MINING -- 1.6%
     16,700   De Beers-Centenary Linked Unit^ ..        406,117
     12,900   De Beers Centenary AG Linked Unit         298,738
                                                     ----------
                                                        704,855
                                                     ----------
   DIVERSIFIED MINERALS -- 3.8%
     82,400   Broken Hill Proprietary Company
               Ltd. ............................        973,267
     17,250   EuroZinc Mining Corporporation ...          6,877
    146,610   WMC Ltd. .........................        655,233
                                                     ----------
                                                      1,635,377
                                                     ----------
   ELECTRONICS -- 2.2%
      4,750   Samsung Electronics, GDR .........        931,000
                                                     ----------
   GOLD/MINING -- 2.2%
    630,800   Brazilian Resources, Inc.^ .......        353,759
    307,600   Gold Mines of Sardinia Ltd.+^ ....         62,546
    206,600   Newcrest Mining Ltd.+ ............        556,007
                                                     ----------
                                                        972,312
                                                     ----------
   MANUFACTURING -- 0.9%
     29,500   Smurfit-Stone Container
               Corporation+ ....................        379,813
                                                     ----------
   METALS/MINING -- 6.6%
     36,320   Alcoa Inc. .......................      1,053,280
     10,600   Hindalco Industries, Ltd., GDR ...        207,495
     77,600   Inco Ltd., Class VBN+ ............        351,297
     32,100   Lonmin Plc .......................        357,479
     55,050   Rio Tinto, Ltd. ..................        909,291
                                                     ----------
                                                      2,878,842
                                                     ----------
   OIL/GAS -- EQUIPMENT & SERVICES -- 7.5%
     12,500   Enron Corporation ................        806,250
     11,800   Halliburton Company ..............        556,813
     28,100   R&B Falcon Corporation+ ..........        662,106
     45,000   Plains Energy Services, Ltd.+**^..        355,743
     20,290   The Williams Companies, Inc. .....        845,839
                                                     ----------
                                                      3,226,751
                                                     ----------
   OIL/GAS -- EXPLORATION -- 33.8%
     89,570   Baytex Energy Ltd.+ ..............        847,284
     13,730   Devon Energy Corporation .........        771,454
    296,170   Encal Energy Ltd.+^ ..............      1,881,080
     22,600   ENSCO International Inc. .........        809,363
     34,370   Evergreen Resources, Inc. ........      1,018,211
     62,500   Forcenergy, Inc.+** ..............         40,000
     15,700   Global Marine Inc.+ ..............        442,544
     16,500   Newfield Exploration Company+ ....        645,563
     24,700   Penn West Petroleum Ltd.+ ........        610,824
     42,890   Pennaco Energy, Inc.+ ............        702,324
     52,030   Rio Alto Exploration Ltd.+ .......        952,712
     11,000   Rowan Companies, Inc.+ ...........        334,125
     35,000   Shell Canada Ltd., Class A .......        786,318
    107,110   Suncor Energy, Inc. ..............      2,475,109
     45,990   Talisman Energy, Inc.+ ...........      1,524,196
     49,390   Ventus Energy Ltd.+^ .............        258,630
     23,500   Vintage Petroleum, Inc. ..........        530,219
    196,000   Windsor Energy Corporation+** ....              0
                                                     ----------
                                                     14,629,956
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   OIL/GAS -- INTEGRATED -- 25.3%
     43,670   BP Amoco Plc, ADR ................     $2,470,084
     51,133   Exxon Mobil Corporation ..........      4,013,941
     31,900   Phillips Petroleum Company .......      1,616,931
    340,020   Shell Transport & Trading Company
               Plc .............................      2,837,380
                                                     ----------
                                                     10,938,336
                                                     ----------
   OIL/GAS -- REFINING -- 6.7%
     86,730   Imperial Oil, Ltd. ...............      2,118,439
     42,500   S.P. Interoil **^ ................        161,500
     19,100   Valero Energy Corporation ........        606,425
                                                     ----------
                                                      2,886,364
                                                     ----------
   PAPER AND FOREST PRODUCTS -- 2.0%
      3,800   Bowater Inc. .....................        167,675
     35,630   Stora Enso Oyj, Class R+ .........        324,869
     15,200   UPM-Kymmene Oyj ..................        377,317
                                                     ----------
                                                        869,861
                                                     ----------
   PLATINUM/MINING -- 4.3%
     36,360   Anglo American Platinum
               Corporation, Ltd. ...............      1,047,125
     21,840   Impala Platinum Holdings Ltd. ....        827,248
                                                     ----------
                                                      1,874,373
                                                     ----------
   SERVICES -- 0.0%#
      4,408   Online Advantage, Ltd.+ ..........            738
                                                     ----------
   STEEL -- PRODUCERS -- 0.6%
      8,800   Acerinox S.A. ....................        254,574
                                                     ----------
              Total Common Stocks
               (Cost $44,448,713) ..............     43,653,933
                                                     ----------
TOTAL INVESTMENTS (COST $44,448,713*) ...  100.9%    43,653,933
OTHER ASSETS AND LIABILITIES (NET) ......   (0.9)      (374,755)
                                           -----    -----------
NET ASSETS ..............................  100.0%   $43,279,178
                                           =====    ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
  ^ Illiquid security.
  # Amount is less than 0.01%.

The summary of investments by country at June 30, 2000 was as follows:

     COUNTRY                          % OF TOTAL INVESTMENTS
     --------                         ----------------------
     Australia ...................             7.2%
     Canada ......................            28.7%
     Finland .....................             1.6%
     Germany .....................             0.9%
     India .......................             0.5%
     Korea .......................             2.1%
     South Africa ................             5.9%
     Spain .......................             0.6%
     United Kingdom ..............            13.0%
     United States ...............            39.5%
                                             ------
                                             100.0%
                                             ======

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 95.4%
   ARGENTINA -- 0.3%
      1,500   Banco de Galicia y Buenos Aires
               S.A. de C.V., ADR ...............     $   22,219
      8,800   Telecom Argentina Stet-France
               Telecom, S.A., ADR ..............        242,000
                                                     ----------
                                                        264,219
                                                     ----------
   BRAZIL -- 9.5%
      7,000   Aracruz Celulose S.A., ADR .......        135,187
     18,200   Companhia Brasileira de
               Distribuicao Grupo Pao
               de Acucar, ADR ..................        584,675
     22,270   Companhia Cervejaria Brahma, ADR..        378,590
     34,500   Companhia Paranaese de
               Energia-Copel, ADR ..............        321,281
      5,700   Companhia Siderurgica Nacional, ADR       175,631
     23,100   Companhia Vale do Rio Doce, ADR ..        652,575
     88,000   Embratel Participacoes S.A., ADR        2,079,000
     25,040   Petroleo Brasileiro S.A. .........        735,580
      5,800   Tele Celular Sul Participacoes
               S.A., ADR .......................        262,450
     18,300   Tele Centro Oeste Celular
               Participacoes, ADR ..............        219,600
      5,200   Tele Centro Sul Participacoes S.A.,
               ADR .............................        379,925
     45,000   Tele Norte Leste Participacoes
               S.A., ADR .......................      1,063,125
      2,800   Telemig Celular Participacoes S.A.,
               ADR .............................        200,200
      7,200   Telesp Celular Participacoes S.A.,
               ADR .............................         23,100
                                                     ----------
                                                      7,510,919
                                                     ----------
   CHILE -- 1.5%
     15,000   Companhia de Telecomunicaciones de
               Chile S.A., ADR .................        271,875
     15,000   Distribucion y Servicio D&S S.A.,
               ADR .............................        260,625
     14,300   Embotelladora Andina S.A., Class A,
               ADR .............................        168,025
     20,800   Empresa Nacional de Electricidad
               S.A., ADR .......................        230,100
      6,000   Vina Concha Y Toro S.A., ADR^ ....        218,625
                                                     ----------
                                                      1,149,250
                                                     ----------
   CHINA -- 2.3%
    124,904   China Steel Corporation, ADR** ...      1,707,395
    562,000   Yanzhou Coal Mining Company, Ltd.,
               Class H+ ........................        116,070
                                                     ----------
                                                      1,823,465
                                                     ----------
   GREECE -- 0.9%
     28,200   Hellenic Telecommunications Org.
               S.A. ............................        690,914
                                                     ----------
   HONG KONG -- 5.6%
    368,000   China Mobile (Hong Kong), Ltd.+ ..      3,245,462
    129,000   Citic Pacific Ltd. ...............        675,159
    420,000   Ng Fung Hong, Ltd. ...............        224,937
  1,114,000   PetroChina Company, Ltd.+ ........        231,503
                                                     ----------
                                                      4,377,061
                                                     ----------
   HUNGARY -- 1.5%
      3,700   Gedeon Richter Ltd. GDR** ........        198,412
     22,900   Magyar Tavkozlesi Rt., ADR .......        788,619
      3,800   OTP Bank Rt., GDR ................        197,600
                                                     ----------
                                                      1,184,631
                                                     ----------
   INDIA -- 6.3%
     37,800   Ashok Leyland Ltd., GDR ..........        160,650
     20,700   Dr. Reddy's Laboratories Ltd.,
               GDR**^ ..........................        605,115
     19,800   Hindalco Industries, Ltd., GDR ...        387,584
     31,100   I.T.C. Ltd., GDR .................        598,675
     27,730   ICICI Bank Ltd., ADR+ ............        402,085
     51,680   Larsen and Toubro Ltd., GDR** ....        574,294
     41,420   Mahanagar Telephone Nigam Ltd., GDR       421,966
     38,500   Pentafour Software & Exports Ltd.,
               GDR+ ............................        534,187
     15,350   Reliance Industries Ltd., GDR**+..        322,350
     13,200   Silverline Technologies Ltd., ADR+        285,450
     29,100   SSI Ltd., GDR+ ...................        194,970
     32,000   Videsh Sanchar Nigam Ltd., GDR**..        500,000
                                                     ----------
                                                      4,987,326
                                                     ----------
   INDONESIA -- 1.3%
    798,000   PT Astra International, Inc. Tbk+      $  250,728
    171,000   PT Gudang Garam Tbk ..............        276,452
    580,000   PT Ramayana Lestari Sentosa Tbk...        371,094
    290,500   PT Telekomunikasi Indonesia ......        102,061
      7,600   PT Telekomunikasi Indonesia, ADR..         52,725
                                                     ----------
                                                      1,053,060
                                                     ----------
   ISRAEL -- 5.2%
     99,900   Bank Hapoalim, Ltd. ..............        289,693
    113,800   Bank Leumi Le-Israel .............        234,958
     89,100   Bezeq Israeli Telecommunication
               Corporation, Ltd. ...............        496,455
      6,500   Check Point Software Technologies
               Ltd.+ ...........................      1,376,375
      6,750   ECI Telecom Ltd. .................        241,312
      1,700   Gilat Satellite Networks Ltd.+ ...        117,937
      4,000   IDB Holding Corporation Ltd. .....        153,613
      7,250   Orbotech, Ltd. ...................        673,344
      8,700   Teva Pharmaceutical Industries
               Ltd., ADR .......................        482,306
                                                     ----------
                                                      4,065,993
                                                     ----------
   KOREA -- 14.9%
     26,710   Hyundai Electronics Industries
               Company,  Ltd.+ .................        527,002
     52,750   Kookmin Bank .....................        671,779
     44,891   Kookmin Bank, GDR** ..............        570,116
     13,700   Korea Electric Power Corporation          425,121
     50,166   Korea Electric Power Corporation,
               ADR .............................        924,936
     18,559   Korea Telecom Corporation, ADR ...        897,792
     26,900   LG Chemical, Ltd. ................        537,988
      2,800   Pohang Iron & Steel Company, Ltd..        237,555
     41,000   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        984,000
      1,070   Samsung Electronics ..............        354,100
     19,902   Samsung Electronics, GDR** .......      3,900,792
        120   Samsung Fire & Marine Insurance ..          3,336
      3,070   SK Telecom Company, Ltd. .........      1,004,955
     18,300   SK Telecom Company, Ltd., ADR ....        664,519
                                                     ----------
                                                     11,703,991
                                                     ----------
   MALAYSIA -- 3.0%
     53,000   British American Tobacco (Malaysia)
               Berhad ..........................        432,368
    169,400   Malayan Banking Berhad ...........        686,516
    133,000   Resorts World Berhad .............        364,000
    271,000   Tenaga Nasional Berhad ...........        884,316
                                                     ----------
                                                      2,367,200
                                                     ----------
   MEXICO -- 11.7%
     57,700   Alfa, S.A., Class A ..............        131,869
     58,769   Cemex S.A. de C.V. ...............        275,489
     22,200   Coca-Cola Femsa S.A., ADR ........        419,025
     20,700   Fomento Economico Mexicano, S.A.
               de C.V., ADR ....................        891,394
    240,700   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ..........      1,012,187
     21,600   Grupo Televisa S.A., GDR+ ........      1,489,050
     63,500   Kimberley-Clark de Mexico S.A. de
               C.V., Class A ...................        180,599
     20,500   Panamerican Beverages, Inc.,
               Class A .........................        306,219
     62,980   Telefonos de Mexico S.A., Class L,
               ADR .............................      3,597,733
    382,400   Wal-Mart de Mexico S.A. de C.V.+..        897,251
                                                     ----------
                                                      9,200,816
                                                     ----------
   PHILLIPINES -- 0.3%
     14,900   Philippine Long Distance Telephone
               Company .........................        266,994
                                                     ----------
   POLAND -- 0.9%
    105,500   Telekomunikacja Polska S.A., GDR..        728,478
                                                     ----------
   RUSSIA -- 3.7%
     18,000   AO Tatneft, ADR ..................        176,625
     19,250   OAO Lukoil Holding, ADR ..........        986,563
     54,900   RAO Unified Energy System, ADR^ ..        620,370

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                       VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   RUSSIA -- (CONTINUED)
     13,400   Rostelecom, ADR ..................     $  182,575
     71,200   Surgutneftegaz, ADR ..............        938,950
                                                     ----------
                                                      2,905,083
                                                     ----------
   SOUTH AFRICA -- 5.8%
    118,500   African Bank Investments, Ltd.+ ..        154,740
     18,600   Anglo American Platinum
               Corporation, Ltd. ...............        535,658
      5,500   AngloGold, Ltd. ..................        224,539
     26,600   Barlow Ltd. ......................        158,777
     24,902   Bidvest Group Ltd. ...............        171,763
     16,700   De Beers-Centenary Linked Unit ...        406,116
     33,150   Dimension Data Holdings Ltd. .....        274,092
    251,300   FirstRand Ltd. ...................        258,893
      9,900   Impala Platinum Holdings Ltd. ....        374,989
      6,500   Investec Group Ltd. ..............        218,615
     26,200   Johnnic Holdings Ltd. ............        359,116
    113,500   Metropolitan Life Ltd. ...........        148,043
     68,000   Nampak Ltd. ......................        146,824
     13,000   Nedcor Ltd. ......................        272,837
    156,800   Sanlam Ltd. ......................        185,110
     25,900   Sappi Ltd. .......................        194,679
     47,100   Sasol Ltd. .......................        315,851
     20,500   South African Breweries Plc ......        152,881
                                                     ----------
                                                      4,553,523
                                                     ----------
   TAIWAN -- 12.9%
    180,986   Asustek Computer Inc., GDR .......      1,660,547
     70,399   Hon Hai Precision Industry Company,
               Ltd. GDR+ .......................      1,759,975
     77,000   Siliconware Precision Industries
               Company, ADR+ ...................        712,250
     51,780   Synnex Technology International
               Corporation, GDR ................      1,113,270
     97,178   Taiwan Semiconductor Manufacturing
               Company,  Ltd., ADR+ ............      3,765,657
     40,109   Winbond Electronics Corporation,
               GDR+ ............................      1,153,147
                                                     ----------
                                                     10,164,846
                                                     ----------
   THAILAND -- 1.9%
     36,800   Advanced Info Service Public
               Company Ltd. (Foreign)+ .........        458,415
     80,200   BEC World Public Company Ltd.
               (Foreign)^ ......................        487,239
    675,800   Thai Farmers Bank Public Company
               Ltd. (Foreign)+ .................        569,276
                                                     ----------
                                                      1,514,930
                                                     ----------
   TURKEY -- 3.0%
  5,344,877   Arcelik A.S. .....................        262,758
 10,233,000   Dogan Yayin Holdings A.S.+ .......        173,185
  1,280,866   Enka Holding Yatirim A.S. ........        283,873
 22,572,770   Hurriyet Gazetecilik ve
               Matbaacilik A.S. ................        218,300
  1,500,000   Migros Turk T.A.S. ...............        278,040
  5,264,000   Tupras-Turkiye Petrol Rafinerileri
               A.S. ............................        275,751
 26,998,700   Turkiye Garanti Bankasi A.S.+ ....        326,379
 16,903,400   Turkiye Is Bankasi, Class C ......        361,000
 16,480,592   Yapi ve Kredi Bankasi A.S. .......        183,290
                                                     ----------
                                                      2,362,576
                                                     ----------
   UNITED STATES -- 2.5%
    135,900   The India Fund, Inc. .............      1,928,081
                                                     ----------
   VENEZUELA -- 0.4%
     11,700   Compania Anonima Nacional Telefonos
               de Venezuela, ADR ...............        318,094
                                                     ----------
              Total Common Stocks
               (Cost $75,448,919) ..............     75,121,450
                                                     ----------
PREFERRED STOCKS -- 2.7%
   BRAZIL -- 2.7%
  9,770,800   Banco Itau S.A. ..................     $  858,704
 16,973,300   Companhia Siderurgica de Tubarao..        208,461
     35,934   Petroleo Brasileiro S.A. .........      1,085,890
                                                     ----------
                                                      2,153,055
                                                     ----------
              Total Preferred Stocks
               (Cost $2,038,225) ...............      2,153,055
                                                     ----------
TOTAL INVESTMENTS (COST $77,487,144*) ...   98.1%    77,274,505
OTHER ASSETS AND LIABILITIES (NET) ......    1.9      1,470,195
                                           ------   -----------
NET ASSETS ..............................  100.0%   $78,744,700
                                           ======   ===========
-------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.

The indusrty classification of the Developing World Series at June 30, 2000 was as follows:

INDUSTRY CLASSIFICATION           % OF NET ASSETS  VALUE (NOTE 1)
-----------------------           ---------------  --------------
Agriculture ......................      0.2%       $    154,740
Automotive .......................      0.5             411,378
Banks ............................      7.2           5,646,451
Broadcast, Radio and Television ..      2.8           2,194,589
Chemicals ........................      0.7             537,988
Computer Industry ................      4.6           3,583,375
Consumer Products ................      0.9             708,822
Diversified Operations ...........      3.0           2,318,085
Electronics ......................     18.4          14,506,813
Financial Services ...............      2.5           2,002,423
Food and Beverage ................      5.0           3,943,046
Health Care ......................      0.9             680,719
Insurance ........................      0.4             336,489
Investment Companies .............      2.7           2,101,266
Leisure/Entertainment ............      0.5             364,000
Manufacturing ....................      5.3           4,210,066
Mining ...........................      2.9           2,309,947
Oil and Gas ......................      5.7           4,515,210
Paper and Forest Products ........      0.6             510,466
Pharmaceuticals ..................      0.8             605,115
Retail ...........................      2.3           1,807,010
Services .........................      0.2             194,970
Telecommunications ...............     25.7          20,225,414
Utilities ........................      4.3           3,406,123
                                      ------       ------------
TOTAL INVESTMENTS .................    98.1%         77,274,505
OTHER ASSETS AND LIABILITIES ......     1.9%          1,470,195
                                      ------       ------------
NET ASSETS ........................   100.0%       $ 78,744,700
                                      ======       ============

The activity for investments in Common Stocks of Affiliates is as follows:
                      SHARES AT    SHARES AT                            REALIZED
  DESCRIPTION         12/31/99      6/30/00     DIFFERENCE    DIVIDENDS   GAINS
  -----------         --------      --------    ----------  ----------- --------
Turkiye Garanti
   Bankasi A.S.      17,523,000   26,998,700     9,475,700         0    $84,367
Turkiye Is Bankasi,
   Class C           20,428,700   16,903,400    (3,525,300)   $3,733    533,590
Yapi ve Kredi
   Bankasi A.S.      17,250,872   16,480,592      (770,280)        0    126,191

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- 92.7%
   ARGENTINA -- 0.4%
      5,527   Telecom Argentina Stet-France
               Telecom, S.A., ADR ..............     $  151,993
                                                     ----------
   BRAZIL -- 10.9%
      3,710   Aracruz Celulose S.A., ADR .......         71,649
      8,558   Companhia Brasileira de
               Distribuicao Grupo Pao
               de Acucar, ADR ..................        274,926
     10,725   Companhia Cervejaria Brahma, ADR..        182,325
     17,200   Companhia Paranaese de
               Energia-Copel, ADR ..............        160,175
  2,906,400   Companhia Siderurgica Nacional+...         91,181
     10,964   Companhia Vale do Rio Doce, ADR...        309,733
     43,700   Embratel Participacoes S.A., ADR..      1,032,413
     12,523   Petroleo Brasileiro S.A. .........        367,878
     16,609   Petroleo Brasileiro S.A., ADR ....        501,908
      2,900   Tele Celular Sul Participacoes
               S.A., ADR .......................        131,225
      8,800   Tele Centro Oeste Celular
               Participacoes, ADR ..............        105,600
      2,570   Tele Centro Sul Participacoes
               S.A., ADR .......................        187,771
     20,752   Tele Norte Leste Participacoes
               S.A., ADR .......................        490,259
      1,400   Telemig Celular Participacoes
               S.A., ADR .......................        100,100
      3,605   Telesp Celular Participacoes
               S.A., ADR .......................        161,774
                                                     ----------
                                                      4,168,917
                                                     ----------
   CHILE -- 1.5%
      6,700   Companhia de Telecomunicaciones de
               Chile S.A., ADR .................        121,438
      6,700   Distribucion y Servicio D&S S.A.,
               ADR .............................        116,413
      8,800   Embotelladora Andina S.A., Class A,
               ADR .............................        103,400
      9,700   Empresa Nacional de Electricidad
               S.A., ADR .......................        107,306
      3,100   Vina Concha Y Toro S.A., ADR              112,956
                                                     ----------
                                                        561,513
                                                     ----------
   CHINA -- 1.6%
     45,240   China Steel Corporation, ADR** ...        618,415
                                                     ----------
   GREECE -- 1.0%
     14,924   Hellenic Telecommunications Org.
               S.A. ............................        365,645
                                                     ----------
   HONG KONG -- 5.6%
    180,000   China Mobile (Hong Kong), Ltd.+ ..      1,587,454
     58,000   Citic Pacific Ltd. ...............        303,560
    232,000   Ng Fung Hong, Ltd. ...............        124,251
    564,000   PetroChina Company, Ltd.+ ........        117,206
                                                     ----------
                                                      2,132,471
                                                     ----------
   HUNGARY -- 1.5%
      1,800   Gedeon Richter Ltd., GDR .........         96,525
     11,400   Magyar Tavkozlesi Rt., ADR .......        392,588
      1,800   OTP Bank Rt., GDR ................         93,600
                                                     ----------
                                                        582,713
                                                     ----------
   INDIA -- 5.5%
     14,100   Ashok Leyland Ltd., GDR ..........         59,925
      8,900   Dr. Reddy's Laboratories Ltd.,
               GDR**^ ..........................        260,170
      9,800   Hindalco Industries, Ltd., GDR ...        191,835
     11,029   I.T.C. Ltd., GDR .................        212,308
     12,740   ICICI Bank Ltd., ADR+ ............        184,730
     20,900   Larsen and Toubro Ltd., GDR** ....        232,251
     19,700   Mahanagar Telephone Nigam Ltd., GDR       200,694
     14,803   Pentafour Software & Exports Ltd.,
               GDR+ ............................        205,392
      5,186   Reliance Industries Ltd., GDR ....        108,906
      5,020   Silverline Technologies Ltd., ADR+        108,558
     14,200   SSI Ltd., GDR+ ...................         95,140
     15,723   Videsh Sanchar Nigam Ltd, GDR ....        245,672
                                                     ----------
                                                      2,105,581
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
   INDONESIA -- 1.3%
    401,600   PT Astra International, Inc. Tbk+      $  126,181
     99,000   PT Gudang Garam Tbk ..............        160,051
    195,000   PT Ramayana Lestari Sentosa Tbk ..        124,764
    233,000   PT Telekomunikasi Indonesia ......         81,860
                                                     ----------
                                                        492,856
                                                     ----------
   ISRAEL -- 5.1%
     46,300   Bank Hapoalim, Ltd. ..............        134,262
     55,800   Bank Leumi Le-Israel .............        115,208
     42,100   Bezeq Israeli Telecommunication
               Corporation, Ltd. ...............        234,576
      3,100   Check Point Software Technologies
               Ltd.+ ...........................        656,425
      3,400   ECI Telecom Ltd. .................        121,550
        828   Gilat Satellite Networks Ltd.+ ...         57,443
      2,200   IDB Holding Corporation Ltd. .....         84,487
      3,408   Orbotech, Ltd. ...................        316,518
      4,200   Teva Pharmaceutical Industries
               Ltd., ADR .......................        232,838
                                                     ----------
                                                      1,953,307
                                                     ----------
   KOREA -- 13.3%
     11,100   Hyundai Electronics Industries
               Company, Ltd.+ ..................        219,009
     36,220   Kookmin Bank .....................        461,267
     19,970   Korea Electric Power Corporation..        619,683
      5,734   Korea Telecom Corporation, ADR ...        277,382
     10,900   LG Chemical, Ltd. ................        217,995
        870   Pohang Iron & Steel Company, Ltd..         73,812
     16,050   Pohang Iron & Steel Company, Ltd.,
               ADR .............................        385,200
      6,984   Samsung Electronics ..............      2,311,245
        327   Samsung Fire & Marine Insurance ..          9,091
      1,580   SK Telecom Company, Ltd. .........        517,208
                                                     ----------
                                                      5,091,892
                                                     ----------
   MALAYSIA -- 3.2%
     27,000   British American Tobacco (Malaysia)
               Berhad ..........................        220,263
     86,000   Malayan Banking Berhad ...........        348,526
     68,000   Resorts World Berhad .............        186,105
    146,000   Tenaga Nasional Berhad ...........        476,421
                                                     ----------
                                                      1,231,315
                                                     ----------
   MEXICO -- 11.8%
     30,566   Alfa, S.A., Class A ..............         69,856
      5,402   Cemex S.A. de C.V., ADR+ .........        126,272
     10,884   Coca-Cola Femsa S.A., ADR ........        205,436
    101,681   Fomento Economico Mexicano S.A de
               C.V., Series UBD ................        433,784
    118,728   Grupo Financiero Banamex Accival,
               S.A. de C.V., Series O ..........        499,273
     10,811   Grupo Televisa S.A., GDR+ ........        745,283
     29,700   Kimberley-Clark de Mexico S.A. de
               C.V., Class A ...................         84,469
     13,900   Panamerican Beverages, Inc.,
               Class A .........................        207,631
     29,049   Telefonos de Mexico S.A., Class L,
               ADR .............................      1,659,424
    194,800   Wal-Mart de Mexico S.A. de C.V.+..        457,073
                                                     ----------
                                                      4,488,501
                                                     ----------
   PHILLIPINES -- 0.3%
      6,200   Philippine Long Distance Telephone
               Company .........................        111,098
                                                     ----------
   POLAND -- 0.9%
     25,158   Polski Koncern Naftowy S.A. GDR**+        236,485
     15,200   Telekomunikacja Polska S.A., GDR..        104,956
                                                     ----------
                                                        341,441
                                                     ----------
   RUSSIA -- 3.4%
     10,100   AO Tatneft, ADR ..................         99,106
      9,000   OAO Lukoil Holding, ADR^ .........        461,250
     22,600   RAO Unified Energy System, ADR ...        255,380
      6,250   Rostelecom, ADR ..................         85,156
     31,575   Surgutneftegaz, ADR ..............        416,395
                                                     ----------
                                                      1,317,287
                                                     ----------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS -- (CONTINUED)
---------------------------------------------------

                                  THE GCG TRUST
                             EMERGING MARKETS SERIES

                            JUNE 30, 2000 (UNAUDITED)

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
COMMON STOCKS -- (CONTINUED)
   SOUTH AFRICA -- 5.3%
     49,382   African Bank Investments, Ltd.+ ..     $   64,484
      8,400   Anglo American Platinum
               Corporation, Ltd. ...............        241,910
      2,675   AngloGold, Ltd. ..................        109,208
     11,700   Barlow Ltd. ......................         69,838
     11,000   Bidvest Group Ltd. ...............         75,873
      7,500   De Beers-Centenary Linked Unit ...        182,388
     16,207   Dimension Data Holdings Ltd. .....        134,003
    122,900   FirstRand Ltd. ...................        126,613
      4,501   Impala Platinum Holdings Ltd. ....        170,487
      2,700   Investec Group Ltd. ..............         90,809
     11,439   Johnnic Holdings Ltd. ............        156,791
     50,000   Metropolitan Life Ltd. ...........         65,217
     29,900   Nampak Ltd. ......................         64,559
      5,400   Nedcor Ltd. ......................        113,332
     69,000   Sanlam Ltd. ......................         81,458
      9,963   Sappi Ltd. .......................         74,888
     20,602   Sasol Ltd. .......................        138,156
      9,800   South African Breweries Plc ......         73,085
                                                     ----------
                                                      2,033,099
                                                     ----------
   TAIWAN -- 12.1%
     10,545   Advanced Semiconductor Engineering,
               Inc., GDR**+ ....................        179,265
     64,817   Asustek Computer Inc., GDR .......        594,694
     26,501   Hon Hai Precision Industry Company,
               Ltd., GDR+ ......................        662,525
     33,000   Siliconware Precision Industries
               Company, ADR+ ...................        305,250
     22,216   Synnex Technology International
               Corporation, GDR** ..............        477,644
     43,930   Taiwan Semiconductor Manufacturing
               Company, Ltd., ADR+ .............      1,702,288
     24,003   Winbond Electronics Corporation,
               GDR+ ............................        695,286
                                                     ----------
                                                      4,616,952
                                                     ----------
   THAILAND -- 1.9%
     18,800   Advanced Info Service Public
               Company Ltd. (Foreign)+ .........        234,190
     40,000   BEC World Public Company Ltd.
               (Foreign)^ ......................        238,928
    289,900   Thai Farmers Bank Public Company
               Ltd. (Foreign)+ .................        244,204
                                                     ----------
                                                        717,322
                                                     ----------
   TURKEY -- 3.0%
  2,400,000   Arcelik A.S. .....................        117,986
  4,640,000   Dogan Yayin Holdings A.S.+ .......         78,528
    697,681   Enka Holding Yatirim A.S. ........        154,624
 10,518,750   Hurriyet Gazetecilik ve Matbaacilik
               A.S. ............................        101,726
    720,000   Migros Turk T.A.S. ...............        133,459
  2,775,000   Tupras-Turkiye Petrol Rafinerileri
               A.S. ............................        145,366
 12,237,500   Turkiye Garanti Bankasi A.S.+ ....        147,935
  7,666,000   Turkiye Is Bankasi, Class C ......        163,720
  8,242,035   Yapi ve Kredi Bankasi A.S. .......         91,665
                                                     ----------
                                                      1,135,009
                                                     ----------
   UNITED STATES -- 2.5%
     67,200   The India Fund, Inc. .............        953,400
                                                     ----------
   VENEZUELA -- 0.6%
      7,800   Compania Anonima Nacional Telefonos
               de Venezuela, ADR ...............        212,063
                                                     ----------
              Total Common Stocks
               (Cost $35,014,097) ..............     35,382,790
                                                     ----------

                                                        VALUE
     SHARES                                           (NOTE 1)
     ------                                           --------
PREFERRED STOCKS -- 1.3%
   BRAZIL -- 1.3%
  4,319,200   Banco Itau S.A. ..................     $  379,592
        357   Companhia Paulista de Forca e Luz              16
  8,488,800   Companhia Siderurgica de Tubarao..        104,257
                                                     ----------
                                                        483,865
                                                     ----------
              Total Preferred Stocks
               (Cost $472,328) .................        483,865
                                                     ----------
WARRANTS AND RIGHTS -- 0.0%#
   (Cost $1,806)
   MEXICO -- 0.0%#
      1,032   Cemex S.A., ADR ..................          2,741
                                                    -----------
TOTAL INVESTMENTS (COST $35,488,231*) ...   94.0%    35,869,396
OTHER ASSETS AND LIABILITIES (NET) ......    6.0      2,300,937
                                           ------   -----------
NET ASSETS ..............................  100.0%   $38,170,333
                                           ======   ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
  # Amount is less than 0.1%.

The industry classification of the Emerging Markets Series at June 30, 2000 was as follows:

                                           % OF        VALUE
INDUSTRY CLASSIFICATION                 NET ASSETS    (NOTE 1)
-----------------------                -----------    --------
Agriculture .........................       0.2%    $    64,484
Automotive ..........................       0.5         186,106
Banks ...............................       6.5       2,478,041
Broadcast, Radio and Television .....       2.8       1,082,329
Chemicals ...........................       0.6         217,995
Computer Industry ...................       4.7       1,794,212
Consumer Products ...................       1.1         432,571
Construction/Building Materials .....       0.3         129,013
Diversified Operations ..............       2.7       1,014,909
Electronics .........................      18.1       6,925,243
Financial Services ..................       1.9         716,695
Food and Beverage ...................       3.8       1,442,868
Healthcare ..........................       0.3          96,525
Insurance ...........................       0.4         155,766
Investment Companies ................       2.7       1,037,887
Leisure/Entertainment ...............       0.5         186,105
Manufacturing .......................       4.3       1,647,244
Mining ..............................       2.7       1,013,726
Oil and Gas .........................       7.8       2,961,396
Paper and Forest Products ...........       0.6         231,006
Pharmaceuticals .....................       1.3         493,008
Retail ..............................       2.9       1,106,634
Telecommunications ..................      24.1       9,210,458
Utilities ...........................       3.2       1,245,175
                                          ------    -----------
TOTAL INVESTMENTS ....................     94.0%     35,869,396
OTHER ASSETS AND LIABILITIES (NET) ...      6.0       2,300,937
                                          ------    -----------
NET ASSETS ...........................    100.0%    $38,170,333
                                          ======    ===========

--------------------------------------------------------------------------------
                                GLOSSARY OF TERMS
                       ADR -- American Depository Receipt
                       GDR -- Global Depository Receipt
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------
    PORTFOLIO OF INVESTMENTS
---------------------------------------------------

                                  THE GCG TRUST
                              MARKET MANAGER SERIES

                            JUNE 30, 2000 (UNAUDITED)

   PRINCIPAL                                            VALUE
    AMOUNT                                            (NOTE 1)
   ---------                                          --------
CORPORATE BONDS AND NOTES -- 4.2%
   FINANCIAL SERVICES -- 2.6%
    197,000   Cabco (Texaco Capital),
               7.102%(a) due 10/01/2001 ........     $  179,972
                                                     ----------
   INDUSTRIAL -- 1.6%
    114,000   Philip Morris Companies, Inc.,
               6.000% due 07/15/2001 ...........        111,576
                                                     ----------
              Total Corporate Bonds and Notes
               (Cost $292,805) .................        291,548
                                                     ----------
U.S. TREASURY OBLIGATIONS -- 28.5%
(Cost $1,950,995)
   U.S. TREASURY STRIP:
  2,043,000    3.032%[double dagger]
               due 02/15/2001 ..................      1,975,601
                                                     ----------
  NUMBER OF                        EXPIRATION    STRIKE
  CONTRACTS                           DATE        PRICE
 -----------                       -----------   ------
CALL OPTIONS PURCHASED -- 67.1%
     940   S&P Midcap Companies
               Index 400 European   03/06/2001  $178.50      290,502
   4,534   S&P Midcap Companies
               Index 400 European   03/06/2001   178.50    1,406,847
   1,473   S&P Midcap Companies
               Index 400 European   03/06/2001   178.50      453,513
   1,663   S&P 500 European         03/06/2001   485.63    1,622,989
     544   S&P 500 European         03/06/2001   485.63      533,118
     348   S&P 500 European         03/06/2001   485.63      340,302
                                                          ----------
              Total Call Options Purchased
               (Cost $722,656) .................           4,647,271
                                                           ---------
TOTAL INVESTMENTS (COST $2,966,456*) .....     99.8%       6,914,420
OTHER ASSETS AND LIABILITIES (NET) .......      0.2           13,865
                                              ------      ----------
NET ASSETS ...............................    100.0%      $6,928,285
                                              ======      ==========
 ------------------------------
              * Aggregate cost for Federal tax purposes.
[double dagger] Annualized yield at date of purchase.
            (a) The rate shown is the effective yield at date of purchase.

                       See Notes to Financial Statements.

---------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
---------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The GCG Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2000 the Trust had twenty five operational portfolios (the "Series"): Liquid Asset Series ("LA"), Limited Maturity Bond Series ("LMB"), Global Fixed Income Series ("GF"), Fully Managed Series ("FM"), Total Return Series ("TR"), Equity Income Series ("EI"), Investors Series ("I"), Value Equity Series ("VE"), Rising Dividends Series ("RD"), Managed Global Series ("MG"), Large Cap Value Series ("LC"), All Cap Series ("AC"), Research Series ("R"), Capital Appreciation Series ("CA"), Capital Growth Series ("CG"), Strategic Equity Series ("SE"), Mid-Cap Growth Series ("MC"), Small Cap Series ("SC"), Growth Series ("G"), Real Estate Series ("RE"), Hard Assets Series ("HA"), Developing World Series ("DW"), Emerging Markets Series ("EM"), Market Manager Series ("MM"), and The Fund For Life Series. All of the Series are diversified except for GF, MG, MC, HA, and MM which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING") and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by LA), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of LA are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. MM invests in purchased options on security indexes in accordance with its long-term investment objectives to obtain equity

--------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

market performance. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on securities. The option activity for FM for the six months ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                     -----------    --------
Options outstanding at December 31, 1999 .....................             75        $50,398
Options written during the period ............................             --             --
Options expired during the period ............................             75         50,398
Options closed during the period .............................             --             --
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

The option activity for AC for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                     -----------   ---------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................              2        $ 7,994
Options expired during the period ............................             --             --
Options closed during the period .............................              2          7,994
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

The option activity for CA for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS

                                                                       ---------    --------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................            162        $33,285
Options expired during the period ............................            162         33,285
Options closed during the period .............................             --             --
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======
The option activity for SE for the period ended June 30, 2000 was as follows:

                                                                       NUMBER OF
                                                                       CONTRACTS    PREMIUMS
                                                                       ---------    --------
Options outstanding at December 31, 1999 .....................             --             --
Options written during the period ............................             20        $99,929
Options expired during the period ............................             --             --
Options closed during the period .............................             20         99,929
                                                                          ---        -------
Options outstanding at June 30, 2000 .........................             --             --
                                                                          ===        =======

-------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30, 2000 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of LA is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that LMB may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

-------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------

                                  THE GCG TRUST

                                  JUNE 30, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

  SERIES                                                        FEE
  ------                                                        ---
                                                                (based on combined assets of the indicated Groups of Series)
Liquid Assets Series and Limited Maturity Bond Series           0.60% on the first $200 million in combined assets of
                                                                these Series;
                                                                0.55% on the next $300 million; and
                                                                0.50% on the amount over $500 million

Global Fixed Income Series                                      1.60%

Fully Managed Series,  Equity Income Series, Value Equity       1.00% on the first $750 million in combined assets of
Series, Rising Dividends Series, Capital Appreciation Series,   these Series;
Strategic Equity Series, Small Cap Series, Real Estate Series   0.95% on the next $1.250 billion;
and Hard Assets Series                                          0.90% on the next $1.5 billion; and
                                                                0.85% on the amount over $3.5 billion

Total Return Series, Research Series and                        1.00% on the first $250 million;
Mid-Cap Growth Series                                           0.95% on the next $400 million;
                                                                0.90% on the next $450 million; and
                                                                0.85% on the amount in excess of $1.1 billion

Managed Global Series                                           1.25% on the first $500 million  and
                                                                1.05% on the amount over $500 million

Large Cap Value Series                                          1.00% of first $500 million;
                                                                0.95% of next $250 million;
                                                                0.90% of next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Capital Growth Series and Growth Series                         1.10% on the first $250 million;
                                                                1.05% on the next $400 million;
                                                                1.00% on the next $450 million; and
                                                                0.95% on the amount in excess of $1.1 billion

Investors and All Cap Series                                    1.00% on the first $500 million;
                                                                0.95% of next $250 million;
                                                                0.90% of next $500 million; and
                                                                0.85% on the amount over $1.25 billion

Developing World Series and Emerging Market Series              1.75%

Market Manager Series                                           1.00%

--------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

2.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

Series                                 Portfolio Manager
------                                 -----------------
Liquid Asset Series                    ING Investment Management, LLC*
Limited Maturity Bond Series           ING Investment Management, LLC*
Global Fixed Income Series             Baring International Investments Limited*
Fully Managed Series                   T. Rowe Price Associates, Inc.
Total Return Series                    Massachusetts Financial Services Company
Equity Income Series                   T. Rowe Price Associates, Inc.
Investors Series                       Salomon Brothers Asset Management, Inc.
Value Equity Series                    Eagle Asset Management, Inc.
Rising Dividends Series                Kayne Anderson Investment Management, LLC
Managed Global Series                  Capital Guardian Trust Company
Large Cap Value Series                 Capital Guardian Trust Company
All Cap Series                         Salomon Brothers Asset Management, Inc.
Research Series                        Massachusetts Financial Services Company
Capital Appreciation Series            A I M Capital Management Group, Inc.
Capital Growth Series                  Alliance Capital Management L.P.
Strategic Equity Series                A I M Capital Management Group, Inc.
Mid-Cap Growth Series                  Massachusetts Financial Services Company
Small Cap Series                       Capital Guardian Trust Company
Growth Series                          Janus Capital Corporation
Real Estate Series                     The Prudential Investment Corporation
Hard Assets Series                     Baring International Investment Limited*
Developing World Series                Baring International Investment Limited*
Emerging Markets Series                Baring International Investment Limited*
Market Manager Series                  ING Investment Management, LLC*

During the period ended June 30, 2000, FM, EI, I, AC and HA, in the ordinary course of business, paid commissions of $200, $425, $12, $48, and $505, respectively, to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.

The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies. Unaffiliated trustees are paid a fee of $6,000 per quarter, in addition to reimbursement for travel and incidental expenses incurred by them in connection with their attendance at Board Meetings.

Effective May 18, 2000, each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays the Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as a non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000).

-------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
-------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 2000 were as follows:

                                                          PURCHASES             SALES
                                                        ------------        ------------
Liquid Assets Series ..............................               --                  --
Limited Maturity Bond Series ......................     $151,546,066        $163,591,838
Global Fixed Income Series ........................       21,582,987          20,399,816
Fully Managed Series ..............................       47,669,869          55,453,248
Total Return Series ...............................      338,172,122         328,589,796
Equity Income Series ..............................       64,187,426          72,663,785
Investors Series ..................................       16,428,289           6,369,694
Value Equity Series ...............................       91,998,436          68,980,014
Rising Dividends Series ...........................      287,130,796         224,102,792
Managed Global Series .............................      199,722,883         178,426,309
Large Cap Value Series ............................       41,717,178             980,910
All Cap Series ....................................       20,294,361           2,319,130
Research Series ...................................      608,095,003         529,595,759
Capital Appreciation Series .......................      215,851,937         132,576,114
Capital Growth Series .............................      239,309,043         164,990,323
Strategic Equity Series ...........................      393,766,551         276,398,846
Mid-Cap Growth Series .............................    1,225,630,854         808,756,912
Small Cap Series ..................................      554,645,712         401,406,938
Growth Series .....................................      685,253,456         360,403,655
Real Estate Series ................................       18,026,813          22,194,695
Hard Assets Series ................................       40,834,591          34,137,360
Developing World Series ...........................       74,968,167          52,615,035
Emerging Markets Series ...........................       46,702,957          50,230,256
Market Manager Series .............................               --             591,148

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST
                                  JUNE 30, 2000

3.  PURCHASES AND SALES OF SECURITIES--(CONTINUED)

At June 30, 2000, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                                 NET TAX
                                                        TAX BASIS           TAX BASIS             BASIS
                                                          GROSS              GROSS             UNREALIZED
                                                       UNREALIZED          UNREALIZED         APPRECIATION/
                                                      APPRECIATION        DEPRECIATION       (DEPRECIATION)
                                                      ------------       --------------      --------------
Liquid Assets Series .........................                  --                  --                  --
Limited Maturity Bond Series .................          $  276,974         $ 3,018,601        $ (2,741,627)
Global Fixed Income Series ...................             133,772           2,087,053          (1,953,281)
Fully Managed Series .........................          29,576,118          24,233,594           5,342,524
Total Return Series ..........................          46,505,878          35,431,221          11,074,657
Equity Income Series .........................          12,074,601          40,534,208         (28,459,607)
Investors Series .............................             534,982             569,902             (34,920)
Value Equity Series ..........................          17,188,920          12,590,221           4,598,699
Rising Dividends Series ......................         203,443,153          61,220,434         142,222,719
Maanged Global Series ........................          27,419,621          14,544,102          12,875,519
Large Cap Value Series .......................           2,910,081           2,328,576             581,505
All Cap Series ...............................           1,383,511           1,046,746             336,765
Research Series ..............................         241,571,281          61,647,458         179,923,823
Capital Appreciation Series ..................          86,739,811          23,181,608          63,558,203
Capital Growth Series ........................         103,765,202          68,252,142          35,513,060
Strategic Equity Series ......................          72,168,114          14,630,061          57,538,053
Mid-Cap Growth Series ........................         340,209,578         154,237,294         185,972,284
Small Cap Series .............................          81,446,764          98,956,965         (17,510,201)
Growth Series ................................         435,133,761         156,430,938         278,702,823
Real Estate Series ...........................           5,052,571           1,678,873           3,373,698
Hard Assets Series ...........................           3,267,462           4,062,242            (794,780)
Developing World Series ......................           7,657,461           7,870,100            (212,639)
Emerging Markets Series ......................           4,014,516           3,633,351             381,165
Market Manager Series. .......................           3,949,221               1,257           3,947,964

4.  RESTRICTED AND ILLIQUID SECURITIES

Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

Total restricted and/or illiquid securities at June 30, 2000 were as follows:

                                                              FAIR VALUE     % OF NET ASSETS
                                                              -----------    ---------------
Limited Maturity Bond Series ...................               $6,456,070            3.20%
Fully Managed Series ...........................                3,620,455            1.28%
Total Return Series ............................                2,384,788            0.35%
Capital Growth Series ..........................                4,145,720            0.70%
Strategic Equity Series ........................                2,090,498            0.55%
Mid-Cap Growth Series ..........................                9,415,837            0.64%
Hard Assets Series .............................                3,479,375            8.04%
Developing World Series ........................                1,931,349            2.45%
Emerging Markets Series ........................                  499,098            1.31%

On June 30, 2000, and on the dates of acquisition, there were no market quotations available for unrestricted securities of the same class.

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    NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
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                                  THE GCG TRUST
                                  JUNE 30, 2000

5.  CAPITAL LOSS CARRYFORWARDS

For Federal income tax purposes, the Series indicated below have capital loss carryforwards as of June 30, 2000 which are available to offset future capital gains, if any:

                                    LOSSES        LOSSES        LOSSES         LOSSES        LOSSES        LOSSES          LOSSES
                                   DEFERRED      DEFERRED      DEFERRED       DEFERRED      DEFERRED      DEFERRED        DEFERRED
                                   EXPIRING      EXPIRING      EXPIRING       EXPIRING      EXPIRING      EXPIRING        EXPIRING
  SERIES                            IN 2001       IN 2002       IN 2003        IN 2004       IN 2005       IN 2006         IN 2007
  ------                          -----------    ---------     --------       --------      --------      --------      ----------
Liquid Asset Series ............  $     172      $      15              --     $  1,432     $   816     $       537     $    1,576
Limited Maturity Bond Series ...         --             --              --           --       6,321              --      1,791,596
Value Equity Series ............         --             --              --           --          --              --      3,146,694
Real Estate Series .............         --             --              --           --          --              --        427,974
Hard Assets Series .............         --             --              --           --          --       5,310,830        987,212
Emerging Markets Series ........         --             --     $ 2,280,913           --          --      12,172,368             --

6. CONSOLIDATION OF ALL-GROWTH SERIES AND GROWTH OPPORTUNITIES SERIES INTO MID-CAP GROWTH SERIES

On January 28, 2000, the consolidation of All-Growth Series and Growth Opportunities Series into Mid-Cap Growth Series took place at no cost to current contract holders. The separate accounts in the Series substituted shares of Mid-Cap Growth Growth Series for shares of All-Growth Series and Growth Opportunites Series in a taxable exchange as follows:

   SERIES REPLACED                      SERIES SUBSTITUTED                SHARES ISSUED          VALUE OF NET ASSETS
   --------------                       ------------------                -------------          -------------------
   All Growth Series                    Mid-Cap Growth Series                5,236,657              $147,987,926
   Growth Opportunity Series            Mid-Cap Growth Series                  228,824                 6,466,572

The aggregate net assets of the Mid-Cap Growth Series were $779,697,805 prior to the consolidation. The aggregate net assets of Mid-Cap Growth Series were $932,223,063 as a result of the consolidation.

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    NOTES TO FINANCIAL STATEMENTS  (UNAUDITED) -- (CONTINUED)
--------------------------------------------------------------------

                                  THE GCG TRUST
                                  JUNE 30, 2000

SPECIAL MEETINGS OF SHAREHOLDERS

At a Special Meeting of Shareholders of the Trust held on January 28, 2000, the following actions were taken:

The new portfolio management agreement among the Managed Global Series of the Trust, DSI and Capital Guardian Trust Company was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                 -----
                           7,203,475                192,791               561,951                7,958,217

The new portfolio management agreement among the Small Cap Series of the Trust, DSI and Capital Guardian Trust Company was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                  ----
                          13,759,380                179,467               896,269               14,835,116

At a Special Meeting of Shareholders of the Trust held on March 10, 2000, the following action was taken:

The new portfolio management agreement among the Emerging Markets Series of the Trust, DSI and Baring International Investment Limited was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                -----------            ---------                 -----
                           3,152,363                132,896               209,265                3,494,524

At a Special Meeting of Shareholders of the Trust held on April 24, 2000, the following action was taken:

The new portfolio management agreement among the Real Estate Series of the Trust, DSI and The Prudential Investment Corporation was approved by the shareholders of the Trust as follows:

                                                  AGAINST OR
                              FOR                  WITHHELD              ABSTAINED                 TOTAL
                              ----                ----------             ---------                 -----
                           4,023,202                122,943               327,324                4,473,469

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                                  THE GCG TRUST

                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           John R. Barmeyer, TRUSTEE*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY

                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                        Directed Services, Inc., MANAGER
                     Ernst & Young LLP, INDEPENDENT AUDITORS